Securities Act Registration No. 002-80348
Investment Company Act Registration No. 811-03599

As filed with the Securities and Exchange Commission on April 30, 2026

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☒
Pre-Effective Amendment No. ______	☐
Post-Effective Amendment No. 152	☒

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☒
Amendment No. 154	☒
(Check appropriate box or boxes)

THE ROYCE FUND
(Exact name of Registrant as specified in charter)

One Madison Avenue, New York, NY 10010
(Address of principal executive offices) (Zip Code)

(212) 508-4500
(Registrant’s Telephone Number, including Area Code)

Christopher D. Clark, President
The Royce Fund
One Madison Avenue, New York, NY 10010
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2026 pursuant to paragraph (b)
☐ on (Date) pursuant to paragraph (a)(1)
☐ on (Date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Total number of pages: [ ]
Index to Exhibits is located on page:

Prospectus Investment, Service, and Institutional Class Shares May 1, 2026

FUND	INVESTMENT	SERVICE	INSTITUTIONAL

Royce International Premier Fund	RIPNX	RYIPX	RIPIX

Royce Micro-Cap Fund	RYOTX	RMCFX	—

Royce Premier Fund	RYPRX	RPFFX	RPFIX

Royce Small-Cap Fund	PENNX	RYPFX	RPMIX

Royce Small-Cap Opportunity Fund	RYPNX	RYOFX	ROFIX

Royce Small-Cap Special Equity Fund	RYSEX	RSEFX	RSEIX

Royce Small-Cap Total Return Fund	RYTRX	RYTFX	RTRIX

Royce Small-Cap Value Fund	RVVHX	RYVFX	—

Royce Smaller-Companies Growth Fund	RVPHX	RYVPX	RVPIX

Royce SMid-Cap Total Return Fund	RDVIX	RYDVX	—

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

royceinvest.com

The Investment Class, Service Class, and Institutional Class shares are offered without sales charges. Institutional Class shares are designed primarily for investment by or through foundations, endowments, retirement plans, similar institutions, and/or other eligible investors satisfying the minimum initial investment criteria for the Class.

The Royce Fund Prospectus 2026 | 1

Royce International Premier Fund

Investment Goal

Royce International Premier Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a third party, such as a broker-dealer, bank, or other financial intermediary, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.40%	0.48%	0.38%
Total annual Fund operating expenses	1.40%	1.73%	1.38%
Fee waivers and/or expense reimbursements	-0.21%	-0.29%	-0.34%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.19%	1.44%	1.04%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment, Service, and Institutional Classes’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.19%, 1.44% and 1.04%, respectively, through April 30, 2027.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Investment, Service, and Institutional Classes in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
1 Year	$121	$147	$106
3 Years	$422	$517	$403
5 Years	$746	$911	$723
10 Years	$1,662	$2,017	$1,628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

2 | The Royce Fund Prospectus 2026

Royce International Premier Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets in a limited number (generally less than 100) of equity securities of small-cap companies issued by companies headquartered outside the United States (“international companies”). Royce looks for companies trading below its estimate of their current worth that it considers “premier”—those that have strong balance sheets, other business strengths, and/or strong business prospects. In addition, Royce considers companies with the potential for improvement in cash flow levels and internal rates of return.

The Fund invests at least 80% of its net assets in equity securities of such premier companies headquartered outside of the United States, under normal circumstances. At least 65% of these equity securities will be issued by small-cap companies, that is, those with stock market capitalizations up to $5 billion at the time of investment. Under normal market circumstances, at least 65% of the Fund’s net assets will be invested in equity securities of international companies headquartered in at least three different countries. From time to time, a substantial portion of the Fund’s assets may be invested in companies that are headquartered in a single country. Although the Fund may invest without limit in the equity securities of companies headquartered outside of the United States, no more than 35% of the Fund’s net assets may be invested in equity securities of companies headquartered in “developing countries.” Developing countries, sometimes also referred to as emerging market countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, Israel, and Western European countries (as defined in The Royce Fund’s Statement of Additional Information). The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

In selecting securities for the Fund, Royce uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic, or other country-specific factors. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more appropriate opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce International Premier Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

In addition to general market risk, the prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

Furthermore, securities of international companies may be subject to different risks than investments in U.S. securities, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular country or region. Prices of international securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. To the extent the Fund focuses its investments in issuers located in a particular country or region, the Fund is subject to greater risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region. For example, the Fund may be subject to greater risk of adverse securities markets, exchange rates, social, political, regulatory, economic, business, environmental or other developments, or natural disasters. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of international securities issued by companies headquartered in developing countries more than those headquartered in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures. To the extent that the Fund’s investments in the securities of international companies consist of non-U.S. headquartered companies that trade on a U.S. exchange, some or all of the above-stated risks of investing in international companies may not apply.

As of December 31, 2025, the Fund invested a significant portion of its assets in companies headquartered in Japan. Japan’s persistent underlying systemic risks, including high levels of government debt, large structural budget deficits, stubbornly high inflation, an aging and declining population, an uncertain financial sector, low domestic consumption, and certain corporate structural weaknesses, may adversely affect the market performance of companies headquartered in Japan.

The Royce Fund Prospectus 2026 | 3

Royce International Premier Fund (continued)

The Fund’s investment in a limited number of issuers may involve considerably more risk to investors than funds that invest in a larger number of issuers because it may be more susceptible to any single corporate, economic, political, regulatory, or market event. A significant portion of the Fund’s assets also may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Industrials and Information Technology sectors. Industrials sector companies can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, companies from the Information Technology sector can be significantly affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark index. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years (Service Class used for illustrative purposes—returns differ by Class). The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the MSCI ACWI ex USA IMI Index, a broad-based measure of international equity market performance, and the MSCI ACWI ex USA Small Cap Index, an index that reflects the performance of the particular market segment in which the Fund primarily invests. The Investment Class commenced operations on January 22, 2014, and the Institutional Class commenced operations on May 2, 2018. Performance information prior to these dates is for the Service Class. The returns differ only to the extent that the Classes have different expenses because all Classes invest in the same portfolio of securities.

Calendar Year Total Returns

Service Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 21.53% (quarter ended 6/30/20) and the lowest return for a calendar quarter was -23.81% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

4 | The Royce Fund Prospectus 2026

Royce International Premier Fund (concluded)

Average Annual Total Returns

As of 12/31/25 (%)
	1 YEAR	5 YEAR	10 YEAR
Service Class
Return Before Taxes	9.37	-3.44	4.64
Return After Taxes on Distributions	9.16	-4.11	4.18
Return After Taxes on Distributions and Sale of Fund Shares	5.69	-2.57	3.66
Investment Class
Return Before Taxes	9.69	-3.19	4.90
Institutional Class
Return Before Taxes	9.88	-3.04	4.96
MSCI ACWI ex USA IMI Index
(Reflects no deductions for fees, expenses, or taxes)	31.96	7.77	8.37
MSCI ACWI ex USA Small Cap Index
(Reflects no deductions for fees, expenses, or taxes)	29.26	6.91	8.13

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Mark Fischer is the Fund’s portfolio manager. He is assisted by Portfolio Manager Evan Choi, CFA®. Mr. Fischer became portfolio manager on January 1, 2023. He was previously co-portfolio manager (May 1, 2022 - December 31, 2022) and portfolio manager (May 1, 2021 - April 30, 2022). Mr. Choi became assistant portfolio manager as of the close of business on December 31, 2025.

How to Purchase and Sell Fund Shares

Minimum initial investments for shares of the Fund’s Investment and Service Classes purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

The minimum initial investment for Institutional Class shares is $1,000,000, except with respect to certain employer-sponsored Retirement Plans. Investment and Service Class shares of the Fund purchased through a third party, such as a broker-dealer, bank, or other financial intermediary, may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or mail. You may also purchase or sell Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary.

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Prospectus 2026 | 5

Royce Micro-Cap Fund

Investment Goal

Royce Micro-Cap Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a third party, such as a broker-dealer, bank, or other financial intermediary, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	INVESTMENT CLASS	SERVICE CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.26%	0.32%
Total annual Fund operating expenses	1.26%	1.57%
Fee waivers and/or expense reimbursements	-0.02%	-0.08%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.24%	1.49%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment and Service Classes’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.24% and 1.49%, respectively, through April 30, 2027.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Investment and Service Classes in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS
1 Year	$126	$152
3 Years	$398	$488
5 Years	$690	$848
10 Years	$1,521	$1,861

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

6 | The Royce Fund Prospectus 2026

Royce Micro-Cap Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of micro-cap companies. Micro-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution. Royce uses multiple investment themes and offers wide exposure to micro-cap stocks by investing in companies with strong fundamentals and/or prospects selling at prices that Royce believes do not fully reflect these attributes. Royce considers companies with strong balance sheets, attractive growth prospects, and/or the potential for improvement in cash flow levels and internal rates of return, among other factors.

The Fund invests at least 80% of its net assets in equity securities of micro-cap companies, under normal circumstances. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Micro-Cap Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of micro-cap securities are generally more volatile than those of larger-cap securities. In addition, because micro-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

A significant portion of the Fund’s assets may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Information Technology and Industrials sectors. Information Technology sector companies can be significantly affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. In addition, companies from the Industrials sector can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark indexes. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

The Royce Fund Prospectus 2026 | 7

Royce Micro-Cap Fund (continued)

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell Microcap Index and the Russell 2000 Index, indexes that reflect the performance of the particular market segment in which the Fund primarily invests. The Classes have substantially similar returns because they invest in the same portfolio of securities, differing only to the extent that the Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns for that Class would have been lower.

Calendar Year Total Returns

Investment Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 36.93% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -31.76% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns differ by Class and would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www. royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns

As of 12/31/25 (%)
	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	13.33	9.24	10.43
Return After Taxes on Distributions	9.92	6.32	7.92
Return After Taxes on Distributions and Sale of Fund Shares	10.47	6.92	7.98
Service Class
Return Before Taxes	13.08	8.95	10.22
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell Microcap Index
(Reflects no deductions for fees, expenses, or taxes)	22.98	7.32	9.58
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. James P. Stoeffel is the Fund’s portfolio manager. He is assisted by Portfolio Manager Andrew S. Palen. Mr. Stoeffel became portfolio manager on September 30, 2024. He was previously co-portfolio manager (2015) and lead portfolio manager (2015-September 2024). Mr. Palen became assistant portfolio manager on September 30, 2024.

How to Purchase and Sell Fund Shares

Minimum initial investments for shares of the Fund’s Investment and Service Classes purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

Investment and Service Class shares of the Fund purchased through a third party, such as a broker-dealer, bank, or other financial intermediary, may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or by mail. You may also purchase or sell Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary.

8 | The Royce Fund Prospectus 2026

Royce Micro-Cap Fund (concluded)

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Prospectus 2026 | 9

Royce Premier Fund

Investment Goal

Royce Premier Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a third party, such as a broker-dealer, bank, or other financial intermediary, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.22%	0.39%	0.15%
Total annual Fund operating expenses	1.22%	1.64%	1.15%
Fee waivers and/or expense reimbursements	0.00%	-0.15%	0.00%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.22%	1.49%	1.15%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2027.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Service Class in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
1 Year	$124	$152	$117
3 Years	$387	$503	$365
5 Years	$670	$878	$633
10 Years	$1,477	$1,931	$1,398

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

10  |  The Royce Fund Prospectus 2026

Royce Premier Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets in a limited number (generally less than 100) of equity securities of primarily small-cap companies at the time of investment. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. Royce looks for companies that it considers “premier”—those that it believes are trading below its estimate of their current worth that also have excellent business strengths, strong balance sheets and/or improved prospects for growth, the potential for improvement in cash flow levels and internal rates of return, and franchise durability.

The Fund invests at least 80% of its net assets in equity securities of such premier companies, under normal circumstances. At least 65% of these equity securities will be issued by small-cap companies at the time of investment. The Fund may continue to hold or, in some cases, build positions in companies with higher market capitalizations. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Premier Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

The Fund’s investment in a limited number of issuers may involve considerably more risk to investors than funds that invest in a larger number of issuers because it may be more susceptible to any single corporate, economic, political, regulatory, or market event. A significant portion of the Fund’s assets also may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Industrials sector. These companies can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark index. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities

The Royce Fund Prospectus 2026  |  11

Royce Premier Fund (continued)

in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell 2000 Index, an index that reflects the performance of the particular market segment in which the Fund primarily invests. The Classes have substantially similar returns because they invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses. The Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns for that Class would have been lower.

Calendar Year Total Returns

Investment Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 25.31% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -27.80% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns differ by Class and would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns

As of 12/31/25 (%)
	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	5.63	5.56	10.34
Return After Taxes on Distributions	3.00	2.97	7.14
Return After Taxes on Distributions and Sale of Fund Shares	5.32	4.16	7.81
Service Class
Return Before Taxes	5.30	5.26	9.99
Institutional Class
Return Before Taxes	5.59	5.63	10.41
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Portfolio Managers Lauren A. Romeo and Steven G. McBoyle are the Fund’s co-lead portfolio managers. They are assisted by Portfolio Manager Andrew S. Palen. Ms. Romeo and Mr. McBoyle became colead portfolio managers on April 1, 2022. Ms. Romeo (2016-2022) and Mr. McBoyle (2016-2022) were previously the Fund’s portfolio managers. Prior to that, Ms. Romeo (2006-2015) and Mr. McBoyle (2014-2015) were the Fund’s assistant portfolio managers. Mr. Palen became assistant portfolio manager on February 7, 2022.

How to Purchase and Sell Fund Shares

Minimum initial investments for shares of the Fund’s Investment and Service Classes purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

The minimum initial investment for Institutional Class shares is $1,000,000, except with respect to certain employer-sponsored Retirement Plans. Investment and Service Class shares of the Fund purchased through a third party, such as a broker-dealer, bank, or other financial intermediary, may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or by mail. You may also purchase or sell Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary.

12  |  The Royce Fund Prospectus 2026

Royce Premier Fund (concluded)

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Prospectus 2026  |  13

Royce Small-Cap Fund

Investment Goal

Royce Small-Cap Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a third party, such as a broker-dealer, bank, or other financial intermediary, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%
Annual Trustee’s Fee—applies only to GiftShare Accounts*	$50	$50	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.76%	0.76%	0.76%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.19%	0.30%	0.15%
Total annual Fund operating expenses	0.95%	1.31%	0.91%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

*Each GiftShare account pays an annual trustee fee of $50 to Alliance Trust Company, as trustee. Such fee is not included in the total annual Fund operating expenses shown above. If such fee was included, total annual Fund operating expenses would be higher.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
1 Year	$97	$133	$93
3 Years	$303	$415	$290
5 Years	$525	$718	$504
10 Years	$1,166	$1,579	$1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

14  |  The Royce Fund Prospectus 2026

Royce Small-Cap Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies that it believes are trading below its estimate of their current worth. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution.

The Fund uses multiple investment disciplines in an effort to provide exposure to approaches that have historically performed well in different market environments. These disciplines include “High Quality,” which looks for companies that have high returns on invested capital and that Royce believes have significant competitive advantages; “Emerging Quality,” which seeks companies that are newer in their lifecycle but that Royce believes can become High Quality in the future; “Traditional Value,” which looks for companies trading at prices below Royce’s estimate of their current worth; and “Quality Value,” which seeks companies with attractive profit margins, strong free cash flows, and lower leverage that also trade at what Royce believes are attractive valuations. The Fund’s portfolio managers generally focus on one of these approaches in managing segments of the Fund’s assets. A Royce Co-Chief Investment Officer will monitor and, from time to time, adjust the Fund’s allocations across these segments of the portfolio.

The Fund invests at least 80% of its net assets in equity securities of small-cap companies, under normal circumstances. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Small-Cap Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

A significant portion of the Fund’s assets may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Industrials and Financials sectors. Companies in the Industrials sector can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, companies in the Financials sector are subject to extensive government regulation, can be significantly affected by changes in interest rates, the availability and cost of capital, the rate of corporate and consumer debt defaults, and price competition. They can also be subject to relatively rapid change due to government interventions in capital, credit, and currency markets.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark index. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in

The Royce Fund Prospectus 2026  |  15

Royce Small-Cap Fund (continued)

significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell 2000 Index, an index that reflects the performance of the particular market segment in which the Fund primarily invests. The Classes have substantially similar returns because they invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses. The Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns for that Class would have been lower.

Calendar Year Total Returns

Investment Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 27.14% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -30.30% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns differ by Class and would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www. royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns

As of 12/31/25 (%)
	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	8.95	8.38	11.11
Return After Taxes on Distributions	7.38	5.92	8.47
Return After Taxes on Distributions and Sale of Fund Shares	6.50	6.27	8.49
Service Class
Return Before Taxes	8.62	8.05	10.75
Institutional Class
Return Before Taxes	9.00	8.45	11.19
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Portfolio Managers Jay S. Kaplan, Lauren A. Romeo, Steven G. McBoyle, Miles Lewis, and Andrew S. Palen manage the Fund. Mr. Kaplan and Ms. Romeo became portfolio managers in 2016 and were previously assistant portfolio managers from 2003 and 2006, respectively, through 2015. Mr. McBoyle became portfolio manager in 2019. Mr. Lewis became portfolio manager on February 1, 2021. Mr. Palen became portfolio manager on May 1, 2021, and was previously assistant portfolio manager from 2018. Effective September 30, 2024, Portfolio Manager Francis D. Gannon, a Royce Co-Chief Investment Officer, monitors and, from time to time, adjusts allocations across various segments of the Fund’s portfolio.

How to Purchase and Sell Fund Shares

Minimum initial investments for shares of the Fund’s Investment and Service Classes purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

The minimum initial investment for Institutional Class shares is $1,000,000, except with respect to certain employer-sponsored Retirement Plans. Investment and Service Class shares of the Fund purchased through a third party, such as a broker-dealer, bank, or other financial intermediary, may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or by mail. You may also purchase or sell Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary.

16  |  The Royce Fund Prospectus 2026

Royce Small-Cap Fund (concluded)

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Prospectus 2026  |  17

Royce Small-Cap Opportunity Fund

Investment Goal

Royce Small-Cap Opportunity Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a third party, such as a broker-dealer, bank, or other financial intermediary, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.24%	0.35%	0.14%
Total annual Fund operating expenses	1.24%	1.60%	1.14%
Fee waivers and/or expense reimbursements	0.00%	-0.11%	0.00%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.24%	1.49%	1.14%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2027.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Service Class in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
1 Year	$126	$152	$116
3 Years	$393	$494	$362
5 Years	$681	$860	$628
10 Years	$1,500	$1,891	$1,386

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

18 | The Royce Fund Prospectus 2026

Royce Small-Cap Opportunity Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies in an attempt to take advantage of what it believes are opportunistic situations for undervalued securities. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution.

Such opportunistic situations may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset values, or undervalued growth companies. Although the Fund focuses on securities of U.S. companies, it may invest up to 10% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries.

The Fund invests at least 80% of its net assets in equity securities of small-cap companies, under normal circumstances. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Small-Cap Opportunity Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

A significant portion of the Fund’s assets may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Industrials and Information Technology sectors. Industrials sector companies can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, companies from the Information Technology sector can be significantly affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

The Fund’s opportunistic value investment approach may not be successful and could result in portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark indexes. Additionally, “value” stocks may remain undervalued for long periods (particularly during times of low or declining interest rates), undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell 2000 Value Index and the Russell 2000 Index, indexes that reflect the performance of the particular market segment in which the Fund primarily invests. The Classes have substantially similar returns because they invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses. The Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns for that Class would have been lower.

The Royce Fund Prospectus 2026 | 19

Royce Small-Cap Opportunity Fund (concluded)

Calendar Year Total Returns

Investment Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 38.95% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -37.14% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns differ by Class and would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www. royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns

As of 12/31/25 (%)
	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	11.86	9.87	12.64
Return After Taxes on Distributions	9.61	7.38	10.54
Return After Taxes on Distributions and Sale of Fund Shares	8.75	7.37	9.95
Service Class
Return Before Taxes	11.58	9.57	12.35
Institutional Class
Return Before Taxes	11.92	9.96	12.76
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell 2000 Value Index
(Reflects no deductions for fees, expenses, or taxes)	12.59	8.88	9.27
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Brendan J. Hartman is the Fund’s lead portfolio manager. Portfolio Managers James P. Stoeffel and James J. Harvey manage the Fund with him. They are assisted by Portfolio Manager Kavitha Venkatraman. Mr. Hartman became lead portfolio manager on September 30, 2024, and was previously portfolio manager from April 2021 through September 2024. Messrs. Stoeffel and Harvey became portfolio managers in April 2021. Ms. Venkatraman became assistant portfolio manager in October 2021.

How to Purchase and Sell Fund Shares

Minimum initial investments for shares of the Fund’s Investment and Service Classes purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

The minimum initial investment for Institutional Class shares is $1,000,000, except with respect to certain employer-sponsored Retirement Plans. Investment and Service Class shares of the Fund purchased through a third party, such as a broker-dealer, bank, or other financial intermediary, may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or by mail. You may also purchase or sell Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary.

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20 | The Royce Fund Prospectus 2026

Royce Small-Cap Special Equity Fund

Investment Goal

Royce Small-Cap Special Equity Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a third party, such as a broker-dealer, bank, or other financial intermediary, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.25%	0.39%	0.18%
Total annual Fund operating expenses	1.25%	1.64%	1.18%
Fee waivers and/or expense reimbursements	-0.01%	-0.15%	0.00%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.24%	1.49%	1.18%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment and Service Classes’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.24% and 1.49%, respectively, through April 30, 2027.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Investment and Service Classes in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
1 Year	$126	$152	$120
3 Years	$396	$503	$375
5 Years	$685	$878	$649
10 Years	$1,510	$1,931	$1,432

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

The Royce Fund Prospectus 2026 | 21

Royce Small-Cap Special Equity Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. The portfolio manager applies an intensive value approach in managing the Fund’s assets. This approach, which attempts to combine classic value analysis, the identification of good businesses, and accounting cynicism, has its roots in the teachings of Benjamin Graham and Abraham Briloff.

The Fund invests at least 80% of its net assets in equity securities of small-cap companies, under normal circumstances. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 10% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/ or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Small-Cap Special Equity Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

As of December 31, 2025, the Fund invested a significant portion of its assets in a limited number of issuers. Such a portfolio may involve considerably more risk to investors than one that invests in a larger number of issuers because such a portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event.

A significant portion of the Fund’s assets also may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Industrials and Consumer Discretionary sectors. Companies in the Industrials sector can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, Consumer Discretionary companies can be significantly affected by the performance of the overall economy, particularly the level of consumer inflation, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

As of December 31, 2025, the Fund held a significant portion of its assets in cash and/or cash equivalents (i.e., repurchase agreements). Such an investment approach may result in lower returns and can expose the fund to inflation risk, as the purchasing power of cash may erode over time. Additionally, repurchase agreements involve certain risks, including the risk that the counterparty may default on its obligations.

The Fund’s intensive value investment approach may not be successful and could result in portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark indexes. Additionally, “value” stocks may remain undervalued for long periods (particularly during times of low or declining interest rates), undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years (Investment

22 | The Royce Fund Prospectus 2026

Royce Small-Cap Special Equity Fund (concluded)

Class used for illustrative purposes—returns differ by Class). The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell 2000 Value Index and the Russell 2000 Index, indexes that reflect the performance of the particular market segment in which the Fund primarily invests. The Classes have substantially similar returns because they invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses. The Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns for that Class would have been lower.

Calendar Year Total Returns

Investment Class (%)+

During the period shown in the bar chart, the highest return for a calendar quarter was 19.38% (quarter ended 6/30/20) and the lowest return for a calendar quarter was -24.62% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns differ by Class and would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns

As of 12/31/25 (%)
	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	3.34	6.63	7.93
Return After Taxes on Distributions	0.71	3.74	5.42
Return After Taxes on Distributions and Sale of Fund Shares	3.97	4.96	6.04
Service Class
Return Before Taxes	3.13	6.36	7.68
Institutional Class
Return Before Taxes	3.41	6.73	8.01
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell 2000 Value Index
(Reflects no deductions for fees, expenses, or taxes)	12.59	8.88	9.27
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Charles R. Dreifus is the Fund’s portfolio manager. He is assisted by Portfolio Managers Steven G. McBoyle and Tim Hipskind. Mr. Dreifus has been portfolio manager since the Fund’s inception. Mr. McBoyle became assistant portfolio manager in 2014, and Mr. Hipskind became assistant portfolio manager on May 1, 2024.

How to Purchase and Sell Fund Shares

Minimum initial investments for shares of the Fund’s Investment and Service Classes purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

The minimum initial investment for Institutional Class shares is $1,000,000, except with respect to certain employer-sponsored Retirement Plans. Investment and Service Class shares of the Fund purchased through a third party, such as a broker-dealer, bank, or other financial intermediary, may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or by mail. You may also purchase or sell Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary.

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Prospectus 2026 | 23

Royce Small-Cap Total Return Fund

Investment Goals

Royce Small-Cap Total Return Fund’s investment goals are long-term growth of capital and current income.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a third party, such as a broker-dealer, bank, or other financial intermediary, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.23%	0.35%	0.14%
Total annual Fund operating expenses	1.23%	1.60%	1.14%
Fee waivers and/or expense reimbursements	0.00%	-0.11%	-0.12%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.23%	1.49%	1.02%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service and Institutional Classes’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% and 1.02%, respectively, through April 30, 2027.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Service and Institutional Classes in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
1 Year	$125	$152	$104
3 Years	$390	$494	$350
5 Years	$676	$860	$616
10 Years	$1,489	$1,891	$1,375

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

24 | The Royce Fund Prospectus 2026

Royce Small-Cap Total Return Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in dividend-paying equity securities of small-cap companies that it believes are trading below its estimate of their current worth. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. Royce believes that regular dividend payments, and/or other methods of returning capital to shareholders such as issuer share repurchases, are often a positive signal that may indicate attractive attributes, including a stable business model, shareholder-friendly management, disciplined capital allocation practices, and a conservative financial culture. The Fund seeks to achieve its investment objectives by primarily investing in companies that pay regular dividends and/or return capital to shareholders. Royce favors companies that fall into one of three investment themes:

“Compounder” companies possess what Royce believes are outstanding business models, strong financial characteristics, and above-average growth potential. “Quality Value” companies have attractive profit margins, strong free cash flows, high returns on invested capital, and low leverage that also trade at what Royce believes are attractive valuations. “Special Situations” are companies that may have complex business models and/or require a catalyst for growth, such as spin offs, turnarounds, and/or unrecognized asset values.

The Fund invests at least 65% of its net assets in dividend-paying equity securities, under normal circumstances. In addition, the Fund invests at least 80% of its net assets in equity securities of small-cap companies, under normal circumstances. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Small-Cap Total Return Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. There is no assurance that there will be net investment income to distribute and/or that the Fund will achieve its investment goals.

As of December 31, 2025, the Fund invested a significant portion of its assets in a limited number of issuers. Such a portfolio may involve considerably more risk to investors than one that invests in a larger number of issuers because such a portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event.

A significant portion of the Fund’s assets also may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Financials and Industrials sectors. Companies in the Financials sector are subject to extensive government regulation, can be significantly affected by changes in interest rates, the availability and cost of capital, the rate of corporate and consumer debt defaults, and price competition. They can also be subject to relatively rapid change due to government interventions in capital, credit, and currency markets. In addition, Industrials sector companies can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

 Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark indexes. Additionally, there is no guarantee that the “Special Situation” companies will take the

The Royce Fund Prospectus 2026 | 25

Royce Small-Cap Total Return Fund (continued)

necessary steps to increase the value of their stocks or that the steps taken will have the intended results. Further, selecting stocks based, in part, on a history of paying dividends may cause the Fund to underperform relative to similar funds that do not select stocks on this basis. Finally, various factors may lead a company to unexpectedly reduce or eliminate dividend payments, which could adversely affect the market price of its securities. Therefore, securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell 2000 Value Index and the Russell 2000 Index, indexes that reflect the performance of the particular market segment in which the Fund primarily invests. The Classes have substantially similar returns because they invest in the same portfolio of securities, differing only to the extent that the Classes have different expenses. The Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns for that Class would have been lower.

Calendar Year Total Returns

Investment Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 25.25% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -30.27% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns (Investment Class again used for illustrative purposes; after-tax returns differ by Class and would have been lower for the Service Class). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www. royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns

As of 12/31/25 (%)
	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	2.43	8.82	9.37
Return After Taxes on Distributions	-0.30	5.02	5.72
Return After Taxes on Distributions and Sale of Fund Shares	3.44	6.24	6.75
Service Class
Return Before Taxes	2.13	8.53	9.07
Institutional Class
Return Before Taxes	2.54	8.93	9.49
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell 2000 Value Index
(Reflects no deductions for fees, expenses, or taxes)	12.59	8.88	9.27
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

26 | The Royce Fund Prospectus 2026

Royce Small-Cap Total Return Fund (concluded)

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Miles Lewis, CFA®, is the Fund’s lead portfolio manager. Portfolio Manager Joseph Hintz, CFA®, manages the Fund with him. They are assisted by Portfolio Manager Jag Sriram, CFA®. Mr. Lewis became lead portfolio manager on May 1, 2021, and previously was portfolio manager (May 2020-May 2021). Mr. Hintz became portfolio manager on July 31, 2024, and previously was assistant portfolio manager (May 2022-July 2024). Mr. Sriram became assistant portfolio manager on July 31, 2024.

How to Purchase and Sell Fund Shares

Minimum initial investments for shares of the Fund’s Investment and Service Classes purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

The minimum initial investment for Institutional Class shares is $1,000,000, except with respect to certain employer-sponsored Retirement Plans. Investment and Service Class shares of the Fund purchased through a third party, such as a broker-dealer, bank, or other financial intermediary, may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or by mail. You may also purchase or sell Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary.

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Prospectus 2026 | 27

Royce Small-Cap Value Fund

Investment Goal

Royce Small-Cap Value Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a third party, such as a broker-dealer, bank, or other financial intermediary, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	INVESTMENT CLASS	SERVICE CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.38%	0.37%
Total annual Fund operating expenses	1.38%	1.62%
Fee waivers and/or expense reimbursements	-0.14%	-0.13%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.24%	1.49%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment and Service Classes’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.24% and 1.49%, respectively, through April 30, 2027.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Investment and Service Classes in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS
1 Year	$126	$152
3 Years	$423	$498
5 Years	$742	$869
10 Years	$1,645	$1,911

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

28 | The Royce Fund Prospectus 2026

Royce Small-Cap Value Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies that it believes are trading below its estimate of their current worth. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. Royce focuses on companies that it believes also possess financial strength, a strong business model, and the ability to generate and effectively allocate excess free cash flow.

The Fund invests at least 80% of its net assets in equity securities of small-cap companies, under normal circumstances. The Fund may continue to hold or, in some cases, build positions in companies with higher market capitalizations. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Small-Cap Value Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

As of December 31, 2025, the Fund invested a significant portion of its assets in a limited number of issuers. Such a portfolio may involve considerably more risk to investors than one that invests in a larger number of issuers because such a portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event.

A significant portion of the Fund’s assets also may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Consumer Discretionary and Financials sectors. Consumer Discretionary companies can be significantly affected by the performance of the overall economy, particularly the level of consumer inflation, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes. Companies in the Financials sector are subject to extensive government regulation, can be significantly affected by changes in interest rates, the availability and cost of capital, the rate of corporate and consumer debt defaults, and price competition. They can also be subject to relatively rapid change due to government interventions in capital, credit, and currency markets.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark indexes. Additionally, “value” stocks may remain undervalued for long periods (particularly during times of low or declining interest rates), undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

The Royce Fund Prospectus 2026 | 29

Royce Small-Cap Value Fund (continued)

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years (Service Class used for illustrative purposes—returns differ by Class). The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell 2000 Value Index and the Russell 2000 Index, indexes that reflect the performance of the particular market segment in which the Fund primarily invests. The returns differ only to the extent that the Classes have different expenses because all Classes invest in the same portfolio of securities.

Calendar Year Total Returns

Service Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 26.92% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -39.52% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns

As of 12/31/25 (%)
	1 YEAR	5 YEAR	10 YEAR
Service Class
Return Before Taxes	6.68	9.88	7.68
Return After Taxes on Distributions	4.42	8.13	6.11
Return After Taxes on Distributions and Sale of
Fund Shares	5.69	7.69	5.94
Investment Class
Return Before Taxes	7.03	10.16	7.94
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell 2000 Value Index
(Reflects no deductions for fees, expenses, or taxes)	12.59	8.88	9.27
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Jay S. Kaplan is the Fund’s portfolio manager. He has been portfolio manager since 2013 and was previously the Fund’s co-manager (2003-2012).

How to Purchase and Sell Fund Shares

Minimum initial investments for shares of the Fund’s Investment and Service Classes purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

Investment and Service Class shares of the Fund purchased through a third party, such as a broker-dealer, bank, or other financial intermediary, may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or by mail. You may also purchase or sell Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary.

30 | The Royce Fund Prospectus 2026

Royce Small-Cap Value Fund (concluded)

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Prospectus 2026 | 31

Royce Smaller-Companies Growth Fund

Investment Goal

Royce Smaller-Companies Growth Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a third party, such as a broker-dealer, bank, or other financial intermediary, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.28%	0.32%	0.50%
Total annual Fund operating expenses	1.28%	1.57%	1.50%
Fee waivers and/or expense reimbursements	-0.26%	-0.08%	-0.48%
Total annual Fund operating expenses after fee waivers and/or
expense reimbursements	1.02%	1.49%	1.02%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment, Service, and Institutional Classes’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.02%, 1.49% and 1.02%, respectively, through April 30, 2027.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Investment, Service, and Institutional Classes in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
1 Year	$104	$152	$104
3 Years	$380	$488	$427
5 Years	$677	$848	$773
10 Years	$1,522	$1,861	$1,750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

32 | The Royce Fund Prospectus 2026

Royce Smaller-Companies Growth Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of companies with stock market capitalizations up to $7.5 billion that it believes have above-average growth prospects. Royce also considers the extent to which such companies are trading below its estimate of their current worth and/or have the potential for higher internal rates of return or improved profit margins.

The Fund invests at least 80% of its net assets in equity securities of companies with stock market capitalizations up to $7.5 billion, under normal circumstances. The Fund may continue to hold or, in some cases, build positions in companies with market capitalizations of more than $7.5 billion. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Smaller-Companies Growth Fund is subject to market risk— the possibility that common stock prices will decline over short and/ or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of equity securities of companies with stock market capitalizations up to $7.5 billion are generally more volatile than those of larger-cap securities. In addition, because these securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

As of December 31, 2025, the Fund invested a significant portion of its assets in a limited number of issuers. Such a portfolio may involve considerably more risk to investors than one that invests in a larger number of issuers because such a portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event.

A significant portion of the Fund’s assets also may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Information Technology and Health Care sectors. Information Technology sector companies can be significantly affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Health Care sector companies are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by product liability claims, rapid obsolescence, and patent expirations.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s growth prospects and/or current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark indexes. Additionally, “growth” stocks are typically more sensitive to market movements and high or increasing interest rates because their market prices tend to reflect future expectations. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce.

The Royce Fund Prospectus 2026 | 33

Royce Smaller-Companies Growth Fund (continued)

Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years (Service Class used for illustrative purposes—returns differ by Class). The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell 2000 Growth Index and the Russell 2000 Index, indexes that reflect the performance of the particular market segment in which the Fund primarily invests. The returns differ only to the extent that the Classes have different expenses because all Classes invest in the same portfolio of securities.

Calendar Year Total Returns

Service Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 33.99% (quarter ended 6/30/20) and the lowest return for a calendar quarter was -23.78% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841- 1180.

Average Annual Total Returns

As of 12/31/25 (%)
	1 YEAR	5 YEAR	10 YEAR
Service Class
Return Before Taxes	19.34	4.39	10.22
Return After Taxes on Distributions	14.67	1.62	6.80
Return After Taxes on Distributions and Sale of
Fund Shares	13.76	2.82	7.28
Investment Class
Return Before Taxes	19.94	4.71	10.54
Institutional Class
Return Before Taxes	19.80	4.72	10.57
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell 2000 Growth Index
(Reflects no deductions for fees, expenses, or taxes)	13.01	3.18	9.57
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. James A. (Chip) Skinner III is the Fund’s portfolio manager. Mr. Skinner has been portfolio manager since 2007 and was previously the Fund’s co-manager (2003-2007).

How to Purchase and Sell Fund Shares

Minimum initial investments for shares of the Fund’s Investment and Service Classes purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

The minimum initial investment for Institutional Class shares is $1,000,000, except with respect to certain employer-sponsored Retirement Plans. Investment and Service Class shares of the Fund purchased through a third party, such as a broker-dealer, bank, or other financial intermediary, may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or by mail. You may also purchase or sell Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary.

34 | The Royce Fund Prospectus 2026

Royce Smaller-Companies Growth Fund (concluded)

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Prospectus 2026 | 35

Royce SMid-Cap Total Return Fund

Investment Goals

Royce SMid-Cap Total Return Fund’s investment goals are long-term growth of capital and current income.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a third party, such as a broker-dealer, bank, or other financial intermediary, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	INVESTMENT CLASS	SERVICE CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.46%	0.56%
Total annual Fund operating expenses	1.31%	1.66%
Fee waivers and/or expense reimbursements	-0.22%	-0.32%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.09%	1.34%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment and Service Classes’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.09% and 1.34%, respectively, through April 30, 2027.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Investment and Service Classes in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS
1 Year	$111	$136
3 Years	$394	$492
5 Years	$697	$872
10 Years	$1,560	$1,939

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

36 | The Royce Fund Prospectus 2026

Royce SMid-Cap Total Return Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of smid-cap companies that pay dividends and/or return capital to shareholders through other methods that Royce believes are trading below its estimate of their current worth. Smid-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2500® Index at the time of its most recent reconstitution. Royce believes that regular dividend payments, and/ or other methods of returning capital to shareholders such as issuer share repurchases, are often a positive signal that may indicate attractive attributes, including a stable business model, shareholder-friendly management, disciplined capital allocation practices, and a conservative financial culture. The Fund seeks to achieve its investment objectives by primarily investing in companies that pay regular dividends and/ or return capital to shareholders. Royce favors companies that fall into one of three investment themes: “Compounder” companies possess what Royce believes are outstanding business models, strong financial characteristics, and above-average growth potential. “Quality Value” companies have attractive profit margins, strong free cash flows, high returns on invested capital, and low leverage that also trade at what Royce believes are attractive valuations. “Special Situations” are companies that may have complex business models and/or require a catalyst for growth, such as spin offs, turnarounds, and/or unrecognized asset values.

The Fund invests at least 80% of its net assets in equity securities of smid-cap companies, under normal circumstances. In addition, the Fund normally invests at least 65% of its net assets in equity securities issued by companies that make dividend payments to shareholders. Under normal circumstances, the Fund also invests at least 80% of its net assets in equity securities issued by companies that make dividend payments to shareholders and/or employ other methods of returning capital to shareholders (e.g., issuer share repurchases). Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce SMid-Cap Total Return Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of equity securities of smid-cap companies are generally more volatile than those of larger-cap securities. In addition, because these securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. There is no assurance that there will be net investment income to distribute and/or that the Fund will achieve its investment goals.

As of December 31, 2025, the Fund invested a significant portion of its assets in a limited number of issuers. Such a portfolio may involve considerably more risk to investors than one that invests in a larger number of issuers because such a portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event.

A significant portion of the Fund’s assets also may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Financials and Industrials sectors. Companies in the Financials sector are subject to extensive government regulation, can be significantly affected by changes in interest rates, the availability and cost of capital, the rate of corporate and consumer debt defaults, and price competition. They can also be subject to relatively rapid change due to government interventions in capital, credit, and currency markets. In addition, companies in the Industrials sector can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the

The Royce Fund Prospectus 2026 | 37

Royce SMid-Cap Total Return Fund (continued)

U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark indexes. Additionally, there is no guarantee that the “Special Situation” companies will take the necessary steps to increase the value of their stocks or that the steps taken will have the intended results. Further, selecting stocks based, in part, on a history of paying dividends may cause the Fund to underperform relative to funds that do not select stocks on this basis. Finally, various factors may lead a company to unexpectedly reduce or eliminate dividend payments, which could adversely affect the market price of its securities. Therefore, securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years (Service Class used for illustrative purposes—returns differ by Class). The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell 2500 Index and Russell 2500 Value Index, indexes that reflect the performance of the particular market segment in which the Fund primarily invests. The returns differ only to the extent that the Classes have different expenses because all Classes invest in the same portfolio of securities.

Calendar Year Total Returns

Investment Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 21.83% (quarter ended 6/30/20) and the lowest return for a calendar quarter was -30.72% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns

As of 12/31/25 (%)
	1 YEAR	5 YEAR	10 YEAR
Service Class
Return Before Taxes	4.00	9.67	9.81
Return After Taxes on Distributions	-13.12	3.67	5.39
Return After Taxes on Distributions and Sale of Fund Shares	12.38	7.11	7.27
Investment Class
Return Before Taxes	4.17	9.94	10.09
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell 2500 Index
(Reflects no deductions for fees, expenses, or taxes)	11.91	7.26	10.40
Russell 2500 Value Index*
(Reflects no deductions for fees, expenses, or taxes) *	12.73	10.02	9.72

*	As of May 1, 2025, the Russell 2500 Value Index replaced the Russell 2000 Index as a securities market index for performance comparison purposes because the Russell 2500 Value Index better reflects the particular market segment in which the Fund primarily invests than the Russell 2000 Index.

38 | The Royce Fund Prospectus 2026

Royce SMid-Cap Total Return Fund (concluded)

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Miles Lewis, CFA®, is the Fund’s lead portfolio manager. Portfolio Manager Joseph Hintz, CFA®, manages the Fund with him. They are assisted by Portfolio Manager Jag Sriram, CFA®. Mr. Lewis, Mr. Hintz, and Mr. Sriram became lead portfolio manager, portfolio manager, and assistant portfolio manager, respectively, on September 30, 2024.

How to Purchase and Sell Fund Shares

Minimum initial investments for shares of the Fund’s Investment and Service Classes purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

Investment and Service Class shares of the Fund purchased through a third party, such as a broker-dealer, bank, or other financial intermediary, may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or by mail. You may also purchase or sell Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary.

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Prospectus 2026 | 39

Financial Highlights

This table is intended to help you understand the financial performance of each Fund Class over the past five years. The table reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s annual financial statements and other important information, is included in the Fund’s 2025 Annual Report to Shareholders and a separate document containing such annual financial statements and other important information, which are available at www.royceinvest.com/literature or upon request.

			Net Realized								Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce International Premier Fund–Investment Class
2025	$11.58	$0.07	$1.05	$1.12	$(0.16)	$-	$(0.16)	$12.54	9.69%	$48,688	1.41%	1.40%	1.19%	0.56%	22%
2024	13.12	0.22	(1.14)	(0.92)	(0.62)	-	(0.62)	11.58	(7.17)	79,658	1.32	1.31	1.19	1.74	31
2023	12.54	0.13	0.84	0.97	(0.39)	-	(0.39)	13.12	7.81	252,621	1.29	1.29	1.19	1.02	36
2022	17.81	0.13	(4.94)	(4.81)	(0.13)	(0.33)	(0.46)	12.54	(26.96)	248,170	1.26	1.26	1.17	0.95	31
2021	17.64	0.06	0.99	1.05	(0.07)	(0.81)	(0.88)	17.81	6.06	480,550	1.23	1.23	1.16	0.33	32
Royce International Premier Fund–Service Class
2025	$14.11	$0.05	$1.27	$1.32	$(0.12)	$-	$(0.12)	$15.31	9.37%	$17,232	1.73%	1.73%	1.44%	0.36%	22%
2024	15.83	0.21	(1.35)	(1.14)	(0.58)	-	(0.58)	14.11	(7.36)	20,100	1.64	1.64	1.44	1.37	31
2023	15.04	0.12	1.01	1.13	(0.34)	-	(0.34)	15.83	7.62	33,645	1.62	1.61	1.44	0.79	36
2022	21.33	0.11	(5.92)	(5.81)	(0.08)	(0.40)	(0.48)	15.04	(27.21)	33,163	1.59	1.59	1.44	0.63	31
2021	21.10	0.01	1.18	1.19	-	(0.96)	(0.96)	21.33	5.78	59,258	1.54	1.54	1.44	0.05	32
Royce International Premier Fund–Institutional Class
2025	$11.57	$0.10	$1.04	$1.14	$(0.18)	$-	$(0.18)	$12.53	9.88%	$21,149	1.40%	1.38%	1.04%	0.81%	22%
2024	13.12	0.24	(1.13)	(0.89)	(0.66)	-	(0.66)	11.57	(7.03)	79,106	1.24	1.23	1.04	1.85	31
2023	12.53	0.16	0.84	1.00	(0.41)	-	(0.41)	13.12	8.05	214,238	1.21	1.19	1.04	1.24	36
2022	17.82	0.14	(4.95)	(4.81)	(0.15)	(0.33)	(0.48)	12.53	(26.92)	453,793	1.20	1.19	1.04	1.03	31
2021	17.64	0.08	0.99	1.07	(0.09)	(0.80)	(0.89)	17.82	6.23	704,714	1.16	1.16	1.04	0.44	32
Royce Micro-Cap Fund–Investment Class
2025	$11.16	$(0.04)	$1.58	$1.54	$-	$(1.65)	$(1.65)	$11.05	13.33%	$166,693	1.27%	1.26%	1.24%	(0.36)%	38%
2024	11.00	(0.05)	1.57	1.52	-	(1.36)	(1.36)	11.16	13.37	165,092	1.24	1.23	1.23	(0.47)	18
2023	9.88	(0.04)	1.93	1.89	-	(0.77)	(0.77)	11.00	19.31	166,477	1.25	1.25	1.24	(0.42)	19
2022	13.41	(0.05)	(2.98)	(3.03)	-	(0.50)	(0.50)	9.88	(22.55)	149,934	1.25	1.24	1.24	(0.50)	13
2021	12.74	(0.07)	3.84	3.77	-	(3.10)	(3.10)	13.41	31.02	209,032	1.20	1.20	1.20	(0.43)	26
Royce Micro-Cap Fund–Service Class
2025	$10.77	$(0.07)	$1.53	$1.46	$-	$(1.59)	$(1.59)	$10.64	13.08%	$128,388	1.57%	1.57%	1.49%	(0.61)%	38%
2024	10.65	(0.08)	1.52	1.44	-	(1.32)	(1.32)	10.77	13.01	130,813	1.54	1.54	1.49	(0.73)	18
2023	9.59	(0.07)	1.87	1.80	-	(0.74)	(0.74)	10.65	19.03	134,780	1.55	1.55	1.49	(0.67)	19
2022	13.05	(0.08)	(2.89)	(2.97)	-	(0.49)	(0.49)	9.59	(22.76)	132,133	1.54	1.54	1.49	(0.75)	13
2021	12.45	(0.11)	3.74	3.63	-	(3.03)	(3.03)	13.05	30.64	197,089	1.51	1.51	1.49	(0.73)	26
Royce Premier Fund–Investment Class
2025	$10.89	$(0.01)	$0.66	$0.65	$-	$(1.24)	$(1.24)	$10.30	5.63%	$779,963	1.22%	1.22%	1.22%	(0.05)%	20%
2024	11.52	(0.00)	0.41	0.41	(0.00)	(1.04)	(1.04)	10.89	2.97	965,428	1.19	1.19	1.19	(0.04)	12
2023	10.06	0.01	2.24	2.25	(0.00)	(0.79)	(0.79)	11.52	22.53	1,140,122	1.19	1.19	1.19	0.10	15
2022	12.97	(0.00)	(2.00)	(2.00)	-	(0.91)	(0.91)	10.06	(15.46)	1,001,894	1.18	1.18	1.18	(0.02)	23
2021	13.59	(0.03)	2.16	2.13	(0.01)	(2.74)	(2.75)	12.97	16.36	1,401,347	1.17	1.17	1.17	(0.19)	20

40 | The Royce Fund Prospectus 2026

Financial Highlights

This table is intended to help you understand the financial performance of each Fund Class over the past five years. The table reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s annual financial statements and other important information, is included in the Fund’s 2025 Annual Report to Shareholders and a separate document containing such annual financial statements and other important information, which are available at www.royceinvest.com/literature or upon request.

			Net Realized								Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Premier Fund–Service Class
2025	$10.48	$(0.03)	$0.62	$0.59	$-	$(1.19)	$(1.19)	$9.88	5.30%	$27,841	1.65%	1.64%	1.49%	(0.32)%	20%
2024	11.11	(0.04)	0.40	0.36	-	(0.99)	(0.99)	10.48	2.71	31,253	1.59	1.59	1.49	(0.34)	12
2023	9.72	(0.02)	2.17	2.15	-	(0.76)	(0.76)	11.11	22.24	34,923	1.63	1.62	1.49	(0.19)	15
2022	12.58	(0.04)	(1.95)	(1.99)	-	(0.87)	(0.87)	9.72	(15.79)	24,968	1.59	1.59	1.49	(0.33)	23
2021	13.22	(0.07)	2.09	2.02	-	(2.66)	(2.66)	12.58	15.98	36,488	1.56	1.56	1.49	(0.50)	20
Royce Premier Fund–Institutional Class
2025	$11.08	$0.00	$0.66	$0.66	$-	$(1.26)	$(1.26)	$10.48	5.59%	$165,497	1.15%	1.15%	1.15%	0.01%	20%
2024	11.71	0.00	0.43	0.43	(0.01)	(1.05)	(1.06)	11.08	3.09	276,301	1.12	1.12	1.12	0.03	12
2023	10.22	0.02	2.28	2.30	(0.01)	(0.80)	(0.81)	11.71	22.64	256,228	1.12	1.12	1.12	0.17	15
2022	13.16	0.01	(2.03)	(2.02)	-	(0.92)	(0.92)	10.22	(15.37)	206,916	1.11	1.11	1.11	0.05	23
2021	13.80	(0.02)	2.19	2.17	(0.02)	(2.79)	(2.81)	13.16	16.39	273,853	1.09	1.09	1.09	(0.11)	20
Royce Small-Cap Fund–Investment Class
2025	$9.03	$0.04	$0.79	$0.83	$(0.05)	$(0.57)	$(0.62)	$9.24	8.95%	$1,325,621	0.96%	0.95%	0.95%	0.40%	43%
2024	9.18	0.03	0.66	0.69	(0.05)	(0.79)	(0.84)	9.03	7.07	1,404,771	0.94	0.93	0.93	0.29	37
2023	7.61	0.02	2.00	2.02	(0.04)	(0.41)	(0.45)	9.18	26.66	1,401,591	0.94	0.94	0.94	0.25	40
2022	9.65	0.03	(1.68)	(1.65)	(0.00)	(0.39)	(0.39)	7.61	(17.06)	1,191,941	0.94	0.94	0.94	0.31	45
2021	10.24	0.02	2.11	2.13	(0.01)	(2.71)	(2.72)	9.65	22.05	1,605,587	0.91	0.91	0.91	0.15	60
Royce Small-Cap Fund–Service Class
2025	$8.98	$0.01	$0.78	$0.79	$(0.02)	$(0.56)	$(0.58)	$9.19	8.62%	$59,537	1.32%	1.31%	1.29%	0.06%	43%
2024	9.12	(0.00)	0.67	0.67	(0.02)	(0.79)	(0.81)	8.98	6.83	67,101	1.29	1.29	1.27	(0.05)	37
2023	7.56	(0.01)	1.99	1.98	(0.01)	(0.41)	(0.42)	9.12	26.31	73,661	1.31	1.31	1.25	(0.06)	40
2022	9.62	(0.00)	(1.67)	(1.67)	-	(0.39)	(0.39)	7.56	(17.41)	58,043	1.30	1.30	1.25	(0.01)	45
2021	10.23	(0.02)	2.11	2.09	-	(2.70)	(2.70)	9.62	21.64	84,060	1.27	1.27	1.27	(0.22)	60
Royce Small-Cap Fund–Institutional Class
2025	$9.07	$0.04	$0.80	$0.84	$(0.05)	$(0.58)	$(0.63)	$9.28	9.00%	$225,963	0.91%	0.91%	0.91%	0.45%	43%
2024	9.21	0.03	0.68	0.71	(0.06)	(0.79)	(0.85)	9.07	7.23	218,416	0.89	0.89	0.89	0.33	37
2023	7.63	0.02	2.02	2.04	(0.04)	(0.42)	(0.46)	9.21	26.77	198,338	0.91	0.91	0.91	0.29	40
2022	9.68	0.03	(1.68)	(1.65)	(0.01)	(0.39)	(0.40)	7.63	(17.07)	133,606	0.90	0.90	0.90	0.33	45
2021	10.27	0.03	2.12	2.15	(0.01)	(2.73)	(2.74)	9.68	22.10	199,842	0.86	0.86	0.86	0.21	60
Royce Small-Cap Opportunity Fund–Investment Class
2025	$15.49	$(0.03)	$1.93	$1.90	$-	$(1.53)	$(1.53)	$15.86	11.86%	$727,497	1.25%	1.24%	1.24%	(0.21)%	51%
2024	15.11	(0.04)	1.65	1.61	-	(1.23)	(1.23)	15.49	10.30	806,369	1.23	1.22	1.22	(0.24)	35
2023	13.22	(0.00)	2.57	2.57	-	(0.68)	(0.68)	15.11	19.58	890,662	1.23	1.23	1.23	(0.02)	35
2022	16.76	0.00	(2.86)	(2.86)	-	(0.68)	(0.68)	13.22	(17.08)	911,802	1.23	1.23	1.23	0.03	35
2021	15.84	(0.06)	4.75	4.69	-	(3.77)	(3.77)	16.76	30.85	1,332,050	1.21	1.21	1.21	(0.30)	69

The Royce Fund Prospectus 2026 | 41

Financial Highlights

This table is intended to help you understand the financial performance of each Fund Class over the past five years. The table reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s annual financial statements and other important information, is included in the Fund’s 2025 Annual Report to Shareholders and a separate document containing such annual financial statements and other important information, which are available at www.royceinvest.com/literature or upon request.

				Net Realized								Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Small-Cap Opportunity Fund–Service Class
2025	$14.07	$(0.06)		$1.74	$1.68	$-	$(1.38)	$(1.38)	$14.37	11.58%	$50,119	1.60%	1.60%	1.49%	(0.46)%	51%
2024	13.76	(0.07)		1.49	1.42	-	(1.11)	(1.11)	14.07	9.99	52,271	1.54	1.54	1.49	(0.52)	35
2023	12.07	(0.04)		2.35	2.31	-	(0.62)	(0.62)	13.76	19.26	75,831	1.54	1.54	1.49	(0.27)	35
2022	15.34	(0.03)		(2.62)	(2.65)	-	(0.62)	(0.62)	12.07	(17.28)	68,292	1.54	1.54	1.49	(0.23)	35
2021	14.66	(0.11)		4.39	4.28	-	(3.60)	(3.60)	15.34	30.43	109,440	1.50	1.50	1.49	(0.61)	69
Royce Small-Cap Opportunity Fund–Institutional Class
2025	$15.93	$(0.02)		$1.98	$1.96	$-	$(1.57)	$(1.57)	$16.32	11.92%	$248,070	1.14%	1.14%	1.14%	(0.11)%	51%
2024	15.52	(0.02)		1.69	1.67	-	(1.26)	(1.26)	15.93	10.43	260,433	1.12	1.12	1.12	(0.13)	35
2023	13.59	0.01		2.65	2.66	(0.02)	(0.71)	(0.73)	15.52	19.65	262,010	1.12	1.12	1.12	0.10	35
2022	17.21	0.02		(2.94)	(2.92)	-	(0.70)	(0.70)	13.59	(16.94)	214,424	1.12	1.12	1.12	0.15	35
2021	16.22	(0.03)		4.84	4.81	-	(3.82)	(3.82)	17.21	30.89	291,961	1.08	1.08	1.08	(0.18)	69
Royce Small-Cap Special Equity Fund–Investment Class
2025	$15.20	$0.29		$0.27	$0.56	$(0.35)	$(1.38)	$(1.73)	$14.03	3.34%	$353,767	1.26%	1.25%	1.24%	1.98%	12%
2024	17.05	0.36	[1]	0.27	0.63	(0.40)	(2.08)	(2.48)	15.20	3.05	481,035	1.22	1.22	1.22	2.11[1]	5
2023	15.92	0.24		1.80	2.04	(0.25)	(0.66)	(0.91)	17.05	12.83	605,345	1.22	1.22	1.22	1.45	14
2022	19.09	0.18		(1.39)	(1.21)	(0.19)	(1.77)	(1.96)	15.92	(6.33)	587,346	1.21	1.21	1.21	1.01	23
2021	18.22	0.17		3.86	4.03	(0.20)	(2.96)	(3.16)	19.09	22.50	755,338	1.20	1.20	1.20	0.82	42
Royce Small-Cap Special Equity Fund–Service Class
2025	$15.20	$0.25		$0.28	$0.53	$(0.30)	$(1.38)	$(1.68)	$14.05	3.13%	$18,856	1.64%	1.64%	1.49%	1.72%	12%
2024	17.05	0.32	[1]	0.26	0.58	(0.36)	(2.07)	(2.43)	15.20	2.77	27,792	1.58	1.58	1.49	1.87[1]	5
2023	15.92	0.19		1.79	1.98	(0.20)	(0.65)	(0.85)	17.05	12.50	32,297	1.58	1.57	1.49	1.16	14
2022	19.06	0.12		(1.37)	(1.25)	(0.13)	(1.76)	(1.89)	15.92	(6.56)	34,729	1.57	1.57	1.49	0.70	23
2021	18.19	0.12		3.85	3.97	(0.16)	(2.94)	(3.10)	19.06	22.19	57,738	1.54	1.54	1.46	0.57	42
Royce Small-Cap Special Equity Fund–Institutional Class
2025	$15.05	$0.29		$0.28	$0.57	$(0.36)	$(1.43)	$(1.79)	$13.83	3.41%	$48,140	1.18%	1.18%	1.18%	2.03%	12%
2024	16.89	0.38	[1]	0.26	0.64	(0.42)	(2.06)	(2.48)	15.05	3.11	93,301	1.14	1.13	1.13	2.21[1]	5
2023	15.77	0.25		1.79	2.04	(0.27)	(0.65)	(0.92)	16.89	12.95	130,917	1.14	1.14	1.14	1.55	14
2022	18.92	0.19		(1.37)	(1.18)	(0.21)	(1.76)	(1.97)	15.77	(6.27)	116,301	1.12	1.12	1.12	1.08	23
2021	18.06	0.19		3.82	4.01	(0.22)	(2.93)	(3.15)	18.92	22.63	238,810	1.11	1.11	1.11	0.92	42
Royce Small-Cap Total Return Fund–Investment Class
2025	$7.58	$0.06		$0.14	$0.20	$(0.09)	$(0.79)	$(0.88)	$6.90	2.43%	$559,338	1.24%	1.23%	1.14%	0.85%	59%
2024	7.40	0.04		0.73	0.77	(0.23)	(0.36)	(0.59)	7.58	10.03	625,357	1.21	1.21	1.17	0.57	51
2023	6.56	0.06	[2]	1.50	1.56	(0.25)	(0.47)	(0.72)	7.40	24.07	642,546	1.22	1.22	1.22	0.86[2]	65
2022	8.78	0.08		(1.25)	(1.17)	(0.11)	(0.94)	(1.05)	6.56	(13.25)	591,730	1.22	1.22	1.22	0.97	62
2021	9.34	0.12		2.21	2.33	(0.13)	(2.76)	(2.89)	8.78	25.78	1,016,331	1.20	1.20	1.20	1.09	64

42 | The Royce Fund Prospectus 2026

Financial Highlights

This table is intended to help you understand the financial performance of each Fund Class over the past five years. The table reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s annual financial statements and other important information, is included in the Fund’s 2025 Annual Report to Shareholders and a separate document containing such annual financial statements and other important information, which are available at www.royceinvest.com/literature or upon request.

				Net Realized								Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Small-Cap Total Return Fund–Service Class
2025	$7.91	$0.04		$0.14	$0.18	$(0.05)	$(0.82)	$(0.87)	$7.22	2.13%	$46,540	1.60%	1.60%	1.49%	0.50%	59%
2024	7.70	0.02		0.75	0.77	(0.19)	(0.37)	(0.56)	7.91	9.69	56,507	1.54	1.54	1.47	0.26	51
2023	6.80	0.04	[2]	1.57	1.61	(0.23)	(0.48)	(0.71)	7.70	23.85	58,424	1.58	1.58	1.49	0.58[2]	65
2022	9.08	0.06		(1.30)	(1.24)	(0.07)	(0.97)	(1.04)	6.80	(13.54)	58,571	1.57	1.57	1.49	0.74	62
2021	9.62	0.09		2.28	2.37	(0.07)	(2.84)	(2.91)	9.08	25.54	80,478	1.52	1.52	1.49	0.78	64
Royce Small-Cap Total Return Fund–Institutional Class
2025	$7.41	$0.07		$0.13	$0.20	$(0.10)	$(0.77)	$(0.87)	$6.74	2.54%	$213,606	1.14%	1.14%	1.02%	0.96%	59%
2024	7.24	0.05		0.71	0.76	(0.24)	(0.35)	(0.59)	7.41	10.19	211,812	1.12	1.12	1.07	0.67	51
2023	6.43	0.07	[2]	1.46	1.53	(0.27)	(0.45)	(0.72)	7.24	24.12	212,581	1.13	1.13	1.13	0.95[2]	65
2022	8.61	0.08		(1.22)	(1.14)	(0.12)	(0.92)	(1.04)	6.43	(13.13)	181,476	1.14	1.14	1.14	1.07	62
2021	9.17	0.13		2.17	2.30	(0.14)	(2.72)	(2.86)	8.61	25.91	279,510	1.10	1.10	1.10	1.19	64
Royce Small-Cap Value Fund–Investment Class
2025	$10.06	$0.09		$0.66	$0.75	$(0.10)	$(0.92)	$(1.02)	$9.79	7.03%	$31,821	1.39%	1.38%	1.24%	0.93%	51%
2024	10.30	0.12		0.28	0.40	(0.13)	(0.51)	(0.64)	10.06	3.54	35,267	1.35	1.34	1.24	1.16	43
2023	8.85	0.11		2.21	2.32	(0.12)	(0.75)	(0.87)	10.30	26.39	37,440	1.36	1.35	1.24	1.15	48
2022	10.43	0.07		(1.09)	(1.02)	(0.05)	(0.51)	(0.56)	8.85	(9.87)	35,545	1.35	1.35	1.24	0.76	62
2021	8.61	0.02		2.41	2.43	(0.01)	(0.60)	(0.61)	10.43	28.48	44,621	1.31	1.31	1.24	0.20	53
Royce Small-Cap Value Fund–Service Class
2025	$10.01	$0.07		$0.64	$0.71	$(0.08)	$(0.91)	$(0.99)	$9.73	6.68%	$65,964	1.62%	1.62%	1.49%	0.68%	51%
2024	10.24	0.10		0.27	0.37	(0.09)	(0.51)	(0.60)	10.01	3.35	73,785	1.60	1.60	1.49	0.93	43
2023	8.81	0.09		2.18	2.27	(0.10)	(0.74)	(0.84)	10.24	25.96	99,077	1.62	1.62	1.49	0.92	48
2022	10.38	0.05		(1.09)	(1.04)	(0.03)	(0.50)	(0.53)	8.81	(10.06)	68,455	1.59	1.59	1.49	0.52	62
2021	8.58	(0.01)		2.41	2.40	-	(0.60)	(0.60)	10.38	28.24	81,840	1.55	1.55	1.49	(0.06)	53
Royce Smaller-Companies Growth Fund–Investment Class
2025	$7.90	$(0.04)		$1.64	$1.60	$(0.17)	$(1.22)	$(1.39)	$8.11	19.94%	$73,611	1.29%	1.28%	1.02%	(0.48)%	75%
2024	6.66	(0.04)		1.53	1.49	(0.08)	(0.17)	(0.25)	7.90	22.15	64,900	1.26	1.26	1.24	(0.60)	73
2023	5.69	(0.04)		1.01	0.97	-	-	-	6.66	17.05	63,279	1.27	1.27	1.24	(0.68)	65
2022	8.74	(0.06)		(2.74)	(2.80)	-	(0.25)	(0.25)	5.69	(32.07)	61,107	1.26	1.26	1.24	(0.97)	66
2021	11.06	(0.11)		0.83	0.72	-	(3.04)	(3.04)	8.74	8.09	106,318	1.19	1.19	1.19	(0.91)	50
Royce Smaller-Companies Growth Fund–Service Class
2025	$7.60	$(0.07)		$1.57	$1.50	$(0.13)	$(1.18)	$(1.31)	$7.79	19.34%	$113,478	1.57%	1.57%	1.45%	(0.91)%	75%
2024	6.41	(0.06)		1.47	1.41	(0.06)	(0.16)	(0.22)	7.60	21.84	116,998	1.55	1.55	1.49	(0.85)	73
2023	5.48	(0.06)		0.99	0.93	-	-	-	6.41	16.97	112,078	1.57	1.57	1.49	(0.93)	65
2022	8.45	(0.08)		(2.65)	(2.73)	-	(0.24)	(0.24)	5.48	(32.37)	105,585	1.55	1.55	1.49	(1.22)	66
2021	10.74	(0.15)		0.82	0.67	-	(2.96)	(2.96)	8.45	7.78	178,553	1.51	1.51	1.49	(1.21)	50

The Royce Fund Prospectus 2026 | 43

Financial Highlights

This table is intended to help you understand the financial performance of each Fund Class over the past five years. The table reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s annual financial statements and other important information, is included in the Fund’s 2025 Annual Report to Shareholders and a separate document containing such annual financial statements and other important information, which are available at www.royceinvest.com/literature or upon request.

			Net Realized								Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Smaller-Companies Growth Fund–Institutional Class
2025	$8.03	$(0.04)	$1.66	$1.62	$(0.17)	$(1.24)	$(1.41)	$8.24	19.80%	$7,288	1.50%	1.50%	1.02%	(0.48)%	75%
2024	6.77	(0.04)	1.55	1.51	(0.08)	(0.17)	(0.25)	8.03	22.09	5,642	1.54	1.53	1.24	(0.59)	73
2023	5.77	(0.04)	1.04	1.00	-	-	-	6.77	17.33	5,231	1.54	1.53	1.21	(0.65)	65
2022	8.87	(0.06)	(2.79)	(2.85)	-	(0.25)	(0.25)	5.77	(32.17)	4,400	1.53	1.53	1.16	(0.89)	66
2021	11.23	(0.11)	0.85	0.74	-	(3.10)	(3.10)	8.87	8.16	7,278	1.41	1.41	1.16	(0.88)	50
Royce SMid-Cap Total Return Fund–Investment Class
2025	$5.94	$0.04	$0.03	$0.07	$(0.09)	$(3.72)	$(3.81)	$2.20	4.17%	$16,906	1.32%	1.31%	1.09%	0.75%	47%
2024	6.00	0.06	1.18	1.24	(0.23)	(1.07)	(1.30)	5.94	20.09	49,634	1.24	1.24	1.09	0.92	62
2023	5.48	0.06	1.20	1.26	(0.08)	(0.66)	(0.74)	6.00	23.12	44,754	1.28	1.27	1.09	1.05	14
2022	6.40	0.04	(0.90)	(0.86)	(0.05)	(0.01)	(0.06)	5.48	(13.45)	43,264	1.27	1.27	1.09	0.80	3
2021	6.11	0.05	1.17	1.22	(0.06)	(0.87)	(0.93)	6.40	20.47	54,466	1.21	1.21	1.09	0.76	0
Royce SMid-Cap Total Return Fund–Service Class
2025	$6.22	$0.03	$0.02	$0.05	$(0.07)	$(4.00)	$(4.07)	$2.20	4.00%	$14,343	1.66%	1.66%	1.34%	0.52%	47%
2024	6.27	0.05	1.22	1.27	(0.20)	(1.12)	(1.32)	6.22	19.62	20,702	1.56	1.56	1.34	0.67	62
2023	5.71	0.05	1.25	1.30	(0.06)	(0.68)	(0.74)	6.27	22.92	18,421	1.62	1.61	1.34	0.81	14
2022	6.65	0.03	(0.94)	(0.91)	(0.02)	(0.01)	(0.03)	5.71	(13.62)	14,005	1.62	1.62	1.34	0.55	3
2021	6.34	0.04	1.21	1.25	(0.04)	(0.90)	(0.94)	6.65	20.11	19,518	1.54	1.54	1.34	0.51	0

[1]	For Royce Small-Cap Special Equity Fund, a special distribution in 2024 from Ennis resulted in an increase in net investment income (loss) per share of $0.07 and an increase in the ratio of net investment income (loss) to average net assets of 0.44% for the Investment Class, $0.08 per share and 0.45% for the Service Class and 0.45% for the Institutional Class.

[2]	For Royce Small-Cap Total Return Fund, a special distribution in 2023 from Tel Aviv Stock Exchange resulted in an increase in net investment income (loss) per share of $0.01 and an increase in the ratio of net investment income (loss) to average net assets of 0.17% for the Investment Class, $0.01 per share and 0.16% for the Service Class and $0.01 per share and 0.17% for the Institutional Class.

44 | The Royce Fund Prospectus 2026

Royce’s Investment Universe

Investing in Small-Cap Companies

The large and diverse universe of small-cap companies available for investment by the Funds consists primarily of those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution (that is, the reconstitution rank date), which was $7.4 billion in May 2025. For Royce International Premier Fund, the universe of small-cap companies available for investment consists primarily of those with market capitalizations up to $5 billion issued by companies headquartered outside of the United States. For Royce SMid-Cap Total Return Fund, Royce defines smid-cap as those companies that have a market capitalization not greater than that of the largest company in the Russell 2500® Index at the time of its most recent reconstitution (that is, the reconstitution rank date)— $18.6 billion in May 2025. Certain Funds in this Prospectus may also invest in mid-cap securities. Royce defines mid-cap as those that have a market capitalization not greater than that of the largest company in the Russell Midcap® Index at the time of its most recent reconstitution (that is, the reconstitution rank date)—$58.5 billion in May 2025.

Compared to larger-cap companies, small-cap companies offer different investment opportunities and are subject to additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors, and may not have steady earnings growth. The securities of such companies may also be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the Funds may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. In addition, the purchase or sale of more than a limited number of shares of the securities of a small-cap company may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts and/or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on the securities of small-cap companies generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

Within small-cap, Royce further defines companies as micro-cap that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution (that is, the reconstitution rank date), which was $1.3 billion in May 2025. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them than about larger small-cap companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than larger small-cap securities and mid-cap securities, and Royce may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading below Royce’s estimate of the company’s current worth, also involve increased risk.

Certain Funds invest primarily in “growth” stocks while other Funds invest primarily in “value” stocks. Growth stocks as a group may be out of favor and underperform the overall equity market when the market concentrates on value stocks or during periods of high or increasing interest rates, and value stocks may be out of favor and underperform when the market concentrates on growth stocks or during periods of low or declining interest rates. Additionally, growth securities may not meet expectations and value securities may continue to underperform, or undervaluation may become more severe. This may result in the total returns of a Fund being lower relative to Funds investing primarily in securities of the other designation.

Companies within the Russell 2000 Index with higher market caps than the largest company in the Russell Microcap Index have a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices. In general, mid-caps share many of the same characteristics as those larger small-cap companies. As a result, Royce may employ a more concentrated investment approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.

The Funds may invest in other investment companies that invest primarily in equity securities, subject to compliance with their respective investment restrictions and the Investment Company Act of 1940 (the “1940 Act”).

The Funds may also invest in foreign securities to varying degrees. For more information regarding investing in foreign securities, see page 49.

Investment Approaches

Royce’s portfolio managers use various methods primarily rooted in the valuation of each stock and evaluation of each company in managing the Funds’ assets. In selecting securities for the Funds, they evaluate the quality of a company’s balance sheet and other measures of a company’s financial condition and profitability, such as the history and/or potential for improvement in cash flow generation, internal rates of return, and sustainable earnings. The portfolio managers may also consider other

The Royce Fund Prospectus 2026 | 45

Market capitalization is the number of a company’s outstanding shares of stock multiplied by its most recent closing price per share.

factors, such as a company’s unrecognized asset values, its future growth prospects (especially in Royce Micro-Cap, Small-Cap Opportunity, Small-Cap Total Return, Smaller-Companies Growth, and SMid-Cap Total Return Funds), or its turnaround potential following an earnings disappointment or other business difficulties (especially in Royce Small-Cap Opportunity, Small-Cap Total Return, and SMid-Cap Total Return Funds). The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

Royce’s portfolio managers generally invest in equity securities of companies that are trading below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. For these purposes, the term “equity security” has the meaning set forth in the Securities Exchange Act of 1934, as amended, and includes (without limitation) common stocks, preferred stocks, convertible securities, warrants, and rights. In addition, seeking long-term growth of capital, Royce’s portfolio managers generally consider the prospects for the market price of the company’s securities to increase over a two-to five-year period toward this estimate.

Royce’s valuation-based approaches to stock selection strive to reduce some of the other risks of investing in the securities of small-cap and/ or mid-cap companies (for each Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets. Royce Micro-Cap, Small-Cap Opportunity, and Smaller-Companies Growth Funds may place less emphasis on balance sheet quality if other factors warrant, such as a company’s potential ability to generate free cash flow. Royce attempts to mitigate company-specific risk for Royce Micro-Cap, Small-Cap, and Small-Cap Opportunity Funds by investing in a relatively larger number of issuers.

While there can be no assurance that these or other approaches will be successful, Royce believes that it can reduce some of the risks of investing in small-cap and mid-cap companies whose businesses can be less diversified and whose securities exhibit substantially greater market price volatility than those of larger-cap companies. For more information regarding the specific investment approach used for each Fund’s portfolio, see pages 2-39.

Each of Royce International Premier and Premier Funds typically invests a significant portion of its assets in a limited number of issuers. As of December 31, 2025, each of Royce Small-Cap Special Equity, Small-Cap Total Return, Small-Cap Value, Smaller-Companies Growth, and SMid-Cap Total Return Funds also invested a significant portion of its assets in a limited number of issuers. Each of these portfolios may involve considerably more risk to investors than one that invests in a larger number of issuers because such a portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event.

As of December 31, 2025, each Fund invested a significant portion of its assets in companies from a single sector or a limited number of sectors. A Fund that invests a significant portion of its assets in companies from a single sector or a limited number of sectors may subject investors to considerably more risk than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s).

Although Royce’s security selection methods may reduce downside risk to Fund portfolios, especially during periods of broad small-company stock market declines, they may also potentially have the effect of limiting gains in strong small-company up markets.

Environmental, Social, and Governance (“ESG”)
Investment Considerations and Risks

ESG factors may have a material impact on the business risk and financial performance of portfolio companies held by a Fund. Royce seeks to ensure, to the extent applicable, that material ESG factors are incorporated as inputs to the investment analysis of such portfolio companies. Royce defines material ESG factors as those that it believes may materially impact a portfolio company’s cash flows, balance sheet, reputation, and/ or enterprise value. Materiality is the core principle of Royce’s approach to ESG integration, as particular factors may or may not be meaningful to different business models, industries, and regions. No assurance can be given that ESG factors will, in fact, contribute to the long-term investment performance of any particular portfolio company or that Royce’s assessment of material ESG factors in respect of any particular portfolio company will be correct.

Evaluation of what Royce believes to be material ESG risks is only one component of Royce’s assessment of a potential investment by a Fund and, as with its consideration of other factors and risks, may not be a determinative factor in any instruction or recommendation to purchase, sell, or hold a security. In addition, where such material ESG factors are considered, the importance given to such ESG factors may vary across Royce investment staff members and accounts to which they are assigned and across different types of investments, sectors, industries, regions, and issuers. ESG factors considered, and the importance placed upon those factors, may change over time. Royce may not assess every investment by a Fund for ESG factors, and when it does, not every ESG factor may be identified or evaluated. The assessment of ESG-related risk(s) for a portfolio company by Royce investment staff members also may vary across the various accounts to which they are assigned, even if such accounts employ identical or substantially similar ESG integration approaches. Royce investment staff members are under no obligation to exclude investments with relatively poor third-party ESG ratings or metrics from a Fund. There is also no minimum ESG risk rating for an investment to be held by a Fund. There are no prescribed methods or standards within Royce or among Royce investment staff members for evaluating or assessing third-party or internally generated ESG-related information, data, metrics, and ratings.

46 | The Royce Fund Prospectus 2026

The assessment of material ESG factors for a portfolio company by Royce investment staff members is subjective and may differ from those of other institutional investors, third-party service providers (e.g., ratings providers), and/or other funds, and may be dependent on the availability of timely, complete, and accurate ESG data and research from issuers and/or third-party providers, the timeliness, completeness, and accuracy of which is outside of the control of Royce and its investment staff members. ESG factors are often not uniformly measured or defined, which could impact the ability of Royce investment staff members to evaluate a portfolio company.

The Funds’ investments in cash and cash equivalents and their securities lending activities are not assessed by Royce for ESG factors.

Certain Additional Risks

Certain risks are much broader than the company-specific risks described above. The market values of equity securities will fluctuate, sometimes sharply and unpredictably, due to changes in overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental actions or interventions; actions taken by the U.S. Federal Reserve or foreign central banks; market disruptions caused by trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; the continued development and adoption of artificial intelligence (“A.I.”); and other events or factors that may or may not be directly related to the issuer of a security or other assets held by a Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. Disruptions to supply chains, consumer demand, and employee availability stemming from such events could have long-lasting impacts. As a result, whether or not a Fund invests in securities of issuers located in, or with significant exposure to, the countries or markets directly affected by such events, the value and liquidity of the Fund’s investments may be negatively affected. For example, following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value.

After a period of interest rate increases and quantitative tightening measures, the U.S. Federal Reserve and other central banks recently reversed course by lowering rates and reducing or eliminating such measures. The ongoing effects of these policy changes on inflation, financial markets, and the overall economy remain uncertain.

Any failure to increase the ceiling on U.S. government debt (i.e., the total amount that the U.S. government is authorized to borrow) could negatively affect the operating results of companies held in the Funds’ portfolios, leading to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Persistent inflation and stagnant economic growth could negatively affect the operating results of companies held in the Funds’ portfolios, adversely affect the value and liquidity of each Fund’s investments, impair each Fund’s ability to satisfy redemption requests, and negatively impact each Fund’s performance.

In accordance with any applicable investment policies, each Fund may from time to time hold a significant portion of its assets in cash and/or cash equivalents (i.e., repurchase agreements). Such an investment approach may result in lower returns and can expose the Fund to inflation risk, as the purchasing power of cash may erode over time. Additionally, cash reserves may lead to missed investment opportunities, as a Fund may not be fully invested in securities that could potentially offer higher returns. Repurchase agreements involve certain risks, including the risk that the counterparty may default on its obligations. Further, market fluctuations can affect the value of the securities underlying repurchase agreements, impacting the Fund’s ability to recover its investment. This strategy may result in lower overall returns during periods of market appreciation.

An investment in any of the Funds may not be appropriate for all investors. None of the Funds are intended to be a complete investment program or a short-term trading vehicle. The Funds are designed for long-term investors who can accept the risks associated with owning shares in an actively managed fund that invests: (i) in a limited number of international small-cap companies (in the case of Royce International Premier Fund); (ii) primarily in micro-cap companies (in the case of Royce Micro-Cap Fund); (iii) primarily in small-cap companies (in the case of Royce Small-Cap and Small-Cap Opportunity Funds); (iv) in a limited number of small-cap companies (in the case of Royce Premier, Small-Cap Special Equity, Small-Cap Total Return, and Small-Cap Value Funds); (v) in a limited number of companies with market capitalizations up to $7.5 billion (in the case of Royce Smaller-Companies Growth Fund); and (vi) in a limited number of smid-cap companies (in the case of Royce SMid-Cap Total Return Fund).

Due to the increased use of technology across the investment management industry, including the use of A.I. and web-based portfolio analytic tools, the Funds may have an increased exposure to operational and information security risks resulting from cybersecurity incidents. A cybersecurity incident refers to intentional or unintentional acts which may allow an unauthorized party to gain access to certain proprietary information, including Fund holdings, Fund or shareholder data, and/or material non-public information. Examples of cybersecurity incidents include one or more unauthorized parties obtaining access to a Fund’s digital information and/or systems through “hacking” and/ or malicious software attacks, including denial-of-service and/or cyber extortion (i.e., “ransomware”) attacks.

Cybersecurity incidents may cause the Funds and/or Royce to suffer data breaches, data corruption, and/or loss of operational functionality. These incidents also may result in disruptions to Fund operations, potentially resulting in significant losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions, or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cybersecurity risk management costs; and other adverse consequences. Cybersecurity incidents involving the Funds’ third-party service providers, brokers or other trading counterparties, or companies in which a Fund invests may also subject the Funds to many of the

The Royce Fund Prospectus 2026 | 47

same risks associated with direct cybersecurity incidents. Moreover, cybersecurity breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the applicable Fund’s investment to lose value. The Funds and Royce have established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity incidents. However, there are inherent limitations in these plans and systems because different or unknown threats may emerge in the future. Additionally, the Funds and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such service providers may have limited indemnification obligations to the Funds or Royce. As such, there is no guarantee that these efforts will succeed. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, which may be increased based on the issuers’ industry, sector, and location, among other factors. To the extent an issuer experiences a cybersecurity incident or threat, and such incident or threat is made public, the value of the affected securities could decline, sometimes significantly. There is also a risk that cybersecurity breaches may not be detected for short or long periods of time, which may increase the losses to each affected Fund.

Investment Objectives, Policies, and Limitations

Each of Royce Small-Cap Opportunity and Small-Cap Special Equity Funds may not invest more than 25% of its total assets in the securities of foreign issuers (i.e., those issuers headquartered outside of the United States). Such investment policies are considered “fundamental” (as defined in the 1940 Act) and therefore cannot be changed without the approval of the Board of Trustees of the Trust (the “Board”) and a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the relevant Fund.

Each Fund’s investment objective and the other investment policies described in this Prospectus are not considered fundamental (except as described immediately above) and, therefore, may be changed by a majority vote of the Board without shareholder approval.

Temporary Investments

Each of the Funds may invest without limit in short-term fixed income securities for temporary defensive purposes. If a Fund should implement a temporary investment policy, such policy would be inconsistent with its investment goal and the Fund may not achieve its investment goal while that policy is in effect. Each Fund also may invest in short-term fixed income securities in order to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions.

48 | The Royce Fund Prospectus 2026

Investing in Foreign Securities

Royce defines “foreign” as those securities of companies headquartered outside the United States. Royce believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends, and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments. Each Fund may invest in securities of companies whose economic fortunes are linked to non-U.S. countries but that do not meet the Fund’s definition of a foreign security (i.e., being headquartered outside of the United States). To the extent a Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to non-U.S. country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing foreign securities.

The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies because the Funds do not intend to hedge their foreign currency exposure; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in certain foreign markets than in the United States; possible imposition of foreign taxes; the possibility of trade disputes resulting from non-reciprocal tariffs or market access arrangements, the possibility of expropriation or confiscatory taxation, seizure, or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions, and other adverse political, social, economic, environmental, public health, and/or other developments that could affect a Fund’s investments; possible difficulties in obtaining and/or enforcing legal judgments in foreign courts; restrictions or prohibitions on foreign investment, including prohibitions or restrictions on investments in specific industries or market sectors; limitations on the total amount or type of position in any single issue; possible imposition by foreign governments of prohibitions or substantial restrictions on foreign investments in their capital markets or in certain industries; sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

Under normal circumstances, Royce International Premier Fund will invest at least 65%, of its net assets in equity securities of companies headquartered in at least three different countries outside of the United States. As a result, a substantial portion of the Fund’s assets may be invested in companies that are headquartered in a single country or in a limited number of countries. Such an investment approach may involve considerably more risk to investors than one that is more geographically diversified because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant country or countries.

As of December 31, 2025, Royce International Premier Fund invested a substantial portion of its net assets in equity securities of Japan headquartered companies. Japan’s persistent underlying systemic risks, including high levels of government debt, large structural budget deficits, stubbornly high inflation, an aging and declining population, an uncertain financial sector, low domestic consumption, and certain corporate structural weaknesses, may adversely affect the market performance of companies headquartered in Japan. Developments in economic policy and United States market conditions can also have a significant impact on companies headquartered in each of these countries due to the significant bilateral trading relationships between the United States and each country.

Developing Countries

The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that a Fund invests in companies headquartered in developing, or emerging market, countries. Developing (or emerging markets) countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, Israel, and Western European countries (as defined in The Royce Fund’s Statement of Additional Information). Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in the early stages of development but progressing rapidly, and such countries may lack the social, political, legal, and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of each Fund’s assets denominated in such currencies because the Funds do not intend to hedge their foreign currency exposure. Some

The Royce Fund Prospectus 2026 | 49

developing countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. Countries that benefit from non-reciprocal tariff and market access arrangements could be subject to countermeasures from trading partners. In addition, unanticipated political, social, economic, environmental, public health, and/or other developments may affect the value of a Fund’s investments in these countries and the Fund’s ability to make additional investments in these countries. The small size, limited trading volume, and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries less liquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little ESG, financial, or accounting information available with respect to companies headquartered in these countries, and it may be difficult as a result to assess the risks, value or prospects of an investment in such companies.

50 | The Royce Fund Prospectus 2026

Management of the Funds

Royce & Associates, LP, a limited partnership organized under the laws of Delaware, is the Funds’ investment adviser and is responsible for the management of their assets. Royce & Associates primarily conducts its business under the name Royce Investment Partners (“Royce”). Royce has been investing in smaller-company securities with a value approach for more than 50 years. Its offices are located at One Madison Avenue, Suite 1700, New York, NY 10010. Royce is a majority-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of December 31, 2025, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.68 trillion. As part of Franklin Templeton, Royce continues to retain operating control of its investment organization, portfolio management teams, and brand.

Christopher D. Clark Chief Executive Officer, President, Co-Chief Investment Officer Employed by Royce since 2007

Francis D. Gannon Co-Chief Investment Officer Employed by Royce since 2006 Portfolio Manager for: Royce Small-Cap Fund

Charles R. Dreifus, CFA® Portfolio Manager Employed by Royce since 1998 Portfolio Manager for: Royce Small-Cap Special Equity Fund

Jay S. Kaplan, CFA® Portfolio Manager Employed by Royce since 2000 Portfolio Manager for: Royce Small-Cap Fund Royce Small-Cap Value Fund

James A. (Chip) Skinner, III, CFA® Portfolio Manager Employed by Royce since 2003 Portfolio Manager for: Royce Smaller-Companies Growth Fund

Lauren A. Romeo, CFA® Portfolio Manager Employed by Royce since 2004 Portfolio Manager for: Royce Premier Fund (Co-Lead) Royce Small-Cap Fund

Steven G. McBoyle

Portfolio Manager

Employed by Royce since 2007

Portfolio Manager for:

Royce Premier Fund (Co-Lead)

Royce Small-Cap Fund

Assistant Portfolio Manager* for:

Royce Small-Cap Special Equity Fund

James P. Stoefel Portfolio Manager Employed by Royce since 2009 Portfolio Manager for: Royce Micro-Cap Fund Royce Small-Cap Opportunity Fund

Brendan J. Hartman Portfolio Manager Employed by Royce since 2009 Portfolio Manager for: Royce Small-Cap Opportunity Fund (Lead)

Miles Lewis, CFA® Portfolio Manager Employed by Royce since 2020 Portfolio Manager for: Royce Small-Cap Fund Royce Small-Cap Total Return Fund (Lead) Royce SMid-Cap Total Return Fund (Lead)

Previously a Portfolio Manager (2014-2020) and investment analyst (2010-2014) for the Small-Cap Value Fund and Strategy at American Century Investments.

James J. Harvey, CFA® Portfolio Manager Employed by Royce since 1999 Portfolio Manager for: Royce Small-Cap Opportunity Fund

Andrew S. Palen Portfolio Manager Employed by Royce since 2015 Portfolio Manager for: Royce Small-Cap Fund Assistant Portfolio Manager* for: Royce Micro-Cap Fund Royce Premier Fund

The Royce Fund Prospectus 2026 | 51

Mark Fischer Portfolio Manager Employed by Royce since 2020 Portfolio Manager for: Royce International Premier Fund

Previously a Senior Research Analyst and Research Manager at Kabouter Management. Prior to that, he worked as a Vice President at Magna Capital (2010-2012) and a Senior Investment Analyst at Brookstone Partners (2007-2010).

Kavitha Venkatraman Portfolio Manager Employed by Royce since 2021 Assistant Portfolio Manager* for: Royce Small-Cap Opportunity Fund

Previously an Equity Analyst at Alpine Peaks Capital (2020-2021), Pzena Investment Management (2016-2020), Steinberg Asset Management (2014-2016), and Blackrock (2010-2013).

Joseph Hintz, CFA® Portfolio Manager Employed by Royce since 2021 Portfolio Manager for: Royce Small-Cap Total Return Fund Royce SMid-Cap Total Return Fund

Previously a Senior Investment Analyst (2021) at American Century Investments, as well as an Investment Analyst (2015-2021) and an Investment Analyst Summer Associate (2014).

Tim Hipskind, CFA®, CPA Portfolio Manager Employed by Royce since 2021 Assistant Portfolio Manager* for: Royce Small-Cap Special Equity Fund

Previously an Analyst at CFRA Research (2017-2021), as well as a Senior Analyst – Financial Due Diligence at KPMG (2016-2017) and a Senior Audit Associate at KPMG (2013-2016).

Jag Sriram, CFA® Portfolio Manager Employed by Royce since 2020 Assistant Portfolio Manager* for: Royce Small-Cap Total Return Fund Royce SMid-Cap Total Return Fund

Previously a Senior Vice President at Olesen Value Fund (2014-2020). Prior to that, he was a Vice President at Patriarch Management (2011-2014).

Evan Choi, CFA® Portfolio Manager Employed by Royce since 2022 Assistant Portfolio Manager* for: Royce International Premier Fund

Previously a Senior Analyst (2019-2022) and Analyst (2012-2018) at Kabouter Management.

 * Assistant portfolio managers may have investment discretion over a portion of a Fund’s portfolio subject to supervision by the Fund’s portfolio manager(s).

The Royce Fund’s Statement of Additional Information provides more information about the structure of the portfolio managers’ compensation, other accounts that they manage, and their ownership of shares in the Fund(s) that each manages.

Royce Fund Services, LLC ("RFS") and Rule 12-b Plan

Royce Fund Services, LLC (“RFS”) distributes the Funds’ shares. The Royce Fund (the “Trust”) has adopted a distribution plan for the Service Class of the Funds under Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Service Class of each Fund is obligated to pay a fee to RFS at the annual rate of up to 0.25% of its average net assets. RFS will use these fees primarily to cover sales-related and account maintenance costs and to pay service and other fees to financial intermediaries that introduce investors to the Service Class of the Funds. Neither the Plan nor the distribution agreements currently provide for any suspension or reduction of the 0.25% fee payable by the Service Class of any Fund if it closes to new investors. In addition, the Plan may be terminated with respect to the Service Class shares of a Fund by vote of a majority of the outstanding shares of the Service Class, or by vote of a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan, on subsequent written notice to shareholders. The Investment and Institutional Classes of the Funds are not subject to the Plan or the 0.25% fee described above.

Other Types of Financial Intermediary Compension

If you purchase Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary, or through a firm that provides recordkeeping and other shareholder services to employee benefit plans (“Retirement Plan Recordkeepers”), the shares may be held in the name of that party on the Fund’s books. RFS, Royce, and/or certain of their affiliates may compensate broker-dealers, Retirement Plan Recordkeepers, and other financial intermediaries that introduce investors to the Fund, provide the opportunity to distribute the Fund through their sales personnel, provide access to their sales personnel and branch offices, place the Funds on the financial intermediaries’ list of offered funds, and/or provide certain additional administrative services to their customers who own Fund shares. Certain of such payments, sometimes referred to as “revenue sharing” or “marketing support,” may be made from the resources of Royce and/or certain of its affiliates, which resources may include profits from their relationships with the Funds but are not made by the Funds. Please see The Royce Fund’s Statement of Additional information for additional details.

In addition, the Board has authorized the Funds to compensate financial intermediaries for services which are non-distribution-related, including recordkeeping, account maintenance, or other shareholder services. The actual services provided, and the payments made for such services, vary from firm to firm.

Payments to third parties (each, a “financial intermediary”) may: (i) be substantial to any given financial intermediary, (ii) be more or less than the payments received by a financial intermediary with respect to other mutual funds, and (iii) exceed the costs and expenses incurred by the financial intermediary for any servicing activities in respect of the Funds. Revenue sharing and shareholder servicing arrangements are separately negotiated between Royce and/or its affiliates and the financial intermediaries receiving these payments.

52 | The Royce Fund Prospectus 2026

Revenue sharing payments are often intended to influence financial intermediaries to recommend or sell a Fund over other mutual funds. Shareholder servicing payments may also influence financial intermediaries to recommend or sell a Fund over other mutual funds; however, that is not the intent of such payments. You should ask your financial intermediary about these differing interests and how the financial intermediary and its employees and associated persons are compensated for administering your Fund investment. Revenue-sharing and shareholder servicing payments may benefit Royce to the extent that the payments result in more assets, on which fees are charged by Royce, being invested in a Fund. See The Royce Fund’s Statement of Additional Information for more information.

For the year ended December 31, 2025, Royce made payments for distribution and/or administrative services related to the Investment, Service, and Institutional Class shares of the Funds to broker-dealers, Retirement Plan Recordkeepers, and other financial intermediaries out of its own resources in the amount of $3,080,854. More information about these arrangements can be found in The Royce Fund’s Statement of Additional Information.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) is the custodian of the Funds’ securities, cash, and other assets. SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) is the Funds’ transfer agent.

Investment Advisory Services Provided By Royce

Royce receives advisory fees monthly as compensation for its services to the Funds. The annual rates of these fees, before any waiver or expense reimbursements to cap the expense ratios for certain Fund share classes at specified levels as shown under each Fund’s respective “Fees and Expenses” table, are as follows:

Annual Rate of Fund’s Average Net Assets

ROYCE INTERNATIONAL PREMIER, MICRO-CAP, PREMIER, SMALL-CAP OPPORTUNITY, SMALL-CAP SPECIAL EQUITY, SMALL-CAP TOTAL RETURN, SMALL-CAP VALUE, AND SMALLER-COMPANIES GROWTH FUNDS

●	1.00% of the first $2,000,000,000

●	0.95% of the next $1,000,000,000

●	0.90% of the next $1,000,000,000

●	0.85% of any additional average net assets

ROYCE SMALL-CAP FUND

●	1.00% of the first $50,000,000

●	0.875% of the next $50,000,000

●	0.75% of any additional average net assets

ROYCE SMID-CAP TOTAL RETURN FUND

●	0.85% of the first $2,000,000,000

●	0.80% of the next $1,000,000,000

●	0.75% of the next $1,000,000,000

●	0.70% of any additional average net assets

2025 Actual Net Investment Advisory Fees(After waivers, paid to Royce on average net assets)

Royce International Premier Fund	0.82%
Royce Micro-Cap Fund	1.00%
Royce Premier Fund	1.00%
Royce Small-Cap Fund	0.76%
Royce Small-Cap Opportunity Fund	1.00%
Royce Small-Cap Special Equity Fund	1.00%
Royce Small-Cap Total Return Fund	0.91%
Royce Small-Cap Value Fund	1.00%
Royce Smaller-Companies Growth Fund	0.88%
Royce SMid-Cap Total Return Fund	0.85%

For a discussion of the basis of the Board’s most recent approval of the Funds’ investment advisory agreements, please see the Funds’ Form N-CSRS filing for the period ended June 30, 2025.

The Royce Fund Prospectus 2026 | 53

General Shareholder Information

For a more detailed discussion of The Royce Fund policies regarding direct ownership of the Investment, Service, and Institutional Classes of Fund shares, including information on opening accounts, buying, redeeming, exchanging, and transferring ownership of Fund shares, please see the Guide for Direct Shareholders, which begins on page 59.

Purchasing Shares

The Funds offered through this Prospectus are no-load, meaning that you pay no sales fees to buy shares directly from The Royce Fund. The Funds pay their own management fees and other operating expenses as outlined in this Prospectus.

Purchasing Investment and Service Class Shares

Minimum initial investments for shares purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

Purchasing Institutional Class Shares

Minimum initial investments for shares purchased
directly from The Royce Fund:	$1,000,000

Certain accounts (for example, certain retirement plans) may be subject to lower minimum initial investments. Contact Royce with any questions regarding investment options.

If you purchase shares of any Fund through a third party, such as a broker-dealer, bank, or other financial intermediary, or through Retirement Plan Recordkeepers, share class eligibility, investment minimums, commissions, fees, policies, and procedures may differ from those described in this Prospectus. Such third parties may initiate an exchange of Fund shares of one class held by you for shares of another class of that Fund in order to ensure compliance with such eligibility requirements, policies, and procedures. For example, such an exchange may be initiated by a third party (and not by a Fund or RFS) in the event Fund shares come to be held in connection with a different type of program (e.g., investment advisory vs. brokerage) offered by such third party. Such exchanges would be effected solely on the basis of the relative net asset values of the respective shares to be exchanged without the imposition of any sales charges by the Fund or RFS. The class of shares received by you in such an exchange may be subject to higher fees and expenses than the class of shares held by you immediately prior to such exchange. Third parties may also initiate an exchange of Fund shares of one class held by you for shares of an available lower cost share class of that Fund upon transfer of such shares into a different type of program (e.g., investment advisory vs. brokerage) offered by such third party. You should contact your financial intermediary for additional information regarding share class eligibility, investment minimums, commissions, fees and expenses, policies, and procedures which may differ from those described in this Prospectus.

The minimum initial investment for Institutional Class shares of the Funds is not applicable to employer-sponsored Retirement Plans with plan level or omnibus accounts held on the books of a Fund. Retirement Plans include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit pension plans, profit sharing plans, nonqualified deferred compensation plans, and other similar employer-sponsored retirement plans and rollover accounts from such plans to individual retirement vehicles, such as Traditional and Roth IRAs. Retirement Plans do not include individual retirement vehicles such as Traditional and Roth IRAs, Coverdell Education Savings Accounts, individual 403(b)(7) custodian accounts, Keogh plans, or Section 529 college savings accounts. The exception to the minimum initial investment does not apply to retail nonretirement accounts, SEPs, SARSEPs, or SIMPLE IRAs.

The Royce Fund reserves the right both to suspend the offering of any Fund’s shares to new investors and to reject any specific purchase request. None of the Funds offer their shares for sale outside of the United States.

The Royce Fund reserves the right to reinvest the proceeds from any dividends from net investment income, distributions from net realized capital gains, or redemptions of shares which a shareholder has chosen to receive by check if the check remains uncashed for more than 180 days. No interest will accrue on the amount of such uncashed checks, which will be reinvested in additional shares of the applicable Fund at the net asset value per share at the time of the reinvestment. If a shareholder has chosen to receive distributions in cash and a check remains uncashed for more than 180 days, subsequent dividends and distributions may be reinvested automatically in additional shares of the applicable Fund. In addition, a shareholder’s participation in an automatic withdrawal plan may be terminated if a check remains uncashed. These policies may be waived for closed accounts as well as for certain retirement or other qualified plans.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. The Fund has appointed an anti-money laundering compliance officer. When you open a new account to buy shares of the Fund, the Fund or your financial intermediary may ask for your name, address, date of birth, Social Security or Taxpayer Identification

54 | The Royce Fund Prospectus 2026

Number, and other information that will allow the Fund or your financial intermediary to identify you. If the Fund or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your account may not be opened, or your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this automatic redemption. If you need help completing your account application for direct investment in The Royce Funds please call SS&C GIDS Shareholder Services at (800) 841-1180.

Redeeming Shares

You may request to redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements. Please see “Frequent Trading of Fund Shares” below.

Redemption Information

The Funds will normally make redemptions in cash for shareholders who hold shares that are registered in their own name. Each Fund typically expects to send (via check, wire, or ACH) redemption payments to such shareholders within two business days after the transfer agent’s receipt of a redemption request in Good Order (as defined on page 61). For accounts held through financial intermediaries, the length of time that a Fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the financial intermediary and the Fund. For redemption proceeds for intermediary-held accounts that are paid either directly to you from a Fund or to your financial intermediary for transmittal to you, the Fund typically expects to make payments by wire, by ACH, or by issuing a check on the next business day following receipt of a redemption request in Good Order. Redemption requests that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption request in Good Order. The financial intermediary, if applicable, is responsible for transmitting redemption proceeds to shareholders. Notwithstanding the above, under certain circumstances and when deemed to be in the best interest of a Fund, redemption proceeds may take up to seven calendar days to be sent after receipt of a redemption request in Good Order. In addition, with respect to investors redeeming shares that were purchased by check or through ACH, redemption proceeds may not be sent until payment for the entire purchase is collected, which may take up to 15 calendar days.

The Funds typically expect to satisfy redemption requests solely in cash by either using available cash on hand (or cash equivalents) and/or by selling portfolio securities to raise such cash. The Funds may use other methods to satisfy redemption requests solely in cash, including using a line of credit or participating in an inter-fund lending program in reliance on exemptive relief from the SEC. These methods may be used during both normal and stressed market conditions.

SS&C GIDS, Inc. (“SS&C GIDS”) serves as the Funds’ transfer agent. State Street Bank and Trust Company is the custodian for securities, cash, and other assets of the Funds.

The Royce Fund also reserves the right to satisfy a shareholder’s redemption request through the distribution of a Fund’s portfolio securities to such shareholder in full or partial satisfaction of such redemption request. The distribution of a Fund’s portfolio securities to a shareholder in full or partial satisfaction of a redemption request is often referred to as a “redemption-in-kind.” Redemptions-in-kind may be used for a variety of reasons, including, without limitation, to mitigate the potential dilutive effects of large redemptions on the Fund and its remaining shareholders. However, because shareholders who receive portfolio securities from a Fund as part of a redemption-in-kind may sell some or all such securities, no assurance can be given that such actions will not negatively affect the market value of the portfolio securities distributed as part of the redemption-in-kind and, in turn, the net asset value per share of the Fund.

A shareholder will receive either a pro rata basket of the Fund’s portfolio securities (allowing for adjustments to prevent distributions of restricted shares, fractional shares, and odd-lot numbers of shares), or a custom basket of the Fund’s portfolio securities, as part of any redemption-in-kind. Royce may, in its discretion, omit a security from a custom basket, or adjust the weighting of a security included in a custom basket, when processing a redemption-in-kind for a variety of reasons, including, without limitation, changes in the applicable Fund’s investment strategy and portfolio holdings, possession of material non-public information related to the relevant security, corporate actions, or because the relevant security is being “fair valued.” All portfolio securities distributed in connection with a redemption-in-kind will be valued for such purposes at the same value assigned to them in calculating the relevant Fund’s net asset value per share.

Redemptions-in-kind are typically effected by delivering the relevant portfolio securities to the redeeming shareholder within seven days after the receipt of a redemption request in Good Order. Redeeming shareholders will bear market, liquidity, and other risks associated with all securities received as part of a redemption-in-kind. Redeeming shareholders may also have to pay transaction costs to dispose of such securities and may incur adverse tax consequences in connection with the redemption-in-kind.

The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below a Fund’s minimum account balance requirement. You would have 60

The Royce Fund Prospectus 2026 | 55

days to increase your account balance before the account is closed. Proceeds from any involuntary redemptions would be paid promptly to the shareholder.

The Royce Fund also may suspend redemption privileges or postpone payment for the Funds beyond seven days (1) for any period (A) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by a Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders. The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Frequent Trading of Fund Shares

Large, frequent, and short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs associated with trading its portfolio securities. Under certain circumstances, frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.

The Board has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. As a result, the Board has adopted a policy that is intended to detect and discourage excessive trading and market timing abuses (i.e., from trading that could be detrimental to long-term shareholders of the Funds) (the “Policy”).

The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a Fund either preceded or followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan, a systematic withdrawal plan, or initiated by a third party to ensure compliance with its eligibility requirements, policies, and procedures are not considered when determining Round Trips.

The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the Policy, the Funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading. With respect to accounts where shareholder transactions are initiated, processed, or records are kept, by third-party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions initiated or placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Funds will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan, or similar account, is short term or excessive and/or whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading and market timing policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.

Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity and/or market timing, there can be no assurance that all such trading activity can be identified, prevented, or terminated.

Net Asset Value Per Share

Net asset value per share (“NAV”) is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Equity securities that are owned by the Funds and listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. If the value of a portfolio security held by a Fund cannot be determined solely by reference to these inputs, such portfolio security will be “fair valued.” The Board has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Board and policies and procedures adopted by Royce in its capacity as valuation designee for the Trust.

Undistributed income and gains will be reflected in the Fund’s NAV and, correspondingly, distributions of the Fund’s income and gains will reduce the Fund’s NAV. Undistributed income and gains, like all Fund assets, can fluctuate in value over time. Please see “Dividends, Distributions, and Taxes” for more information about the Fund’s distribution policies, including the general frequency of distributions.

In certain cases, market value may be determined using information provided by a pricing service approved by the Board. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. No

56 | The Royce Fund Prospectus 2026

assurance can be given that the Funds would obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the NYSE (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer-specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of relevant non-U.S. securities. Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system are fair valued in accordance with the valuation policies and procedures referenced above. When fair value pricing is employed, the price of securities used by a Fund may differ from quotes or published prices for the same security. The Funds value their non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates, and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

The date on which your purchase, redemption, or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The NAV for each Class of a Fund is calculated as of the close of regular trading on the NYSE (generally 4 p.m. Eastern time) and is determined every day that the NYSE is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the NYSE is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent, or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Portfolio Disclosure Policy

A description of the Funds’ policy and procedures with respect to the disclosure of their portfolio securities holdings is available in The Royce Fund’s Statement of Additional Information on The Royce Funds’ website, www.royceinvest.com/literature. The Funds’ complete portfolio holdings are also available on The Royce Funds’ website, www.royceinvest.com, approximately 15 to 20 days after each calendar quarter end (month end in the case of Royce Small-Cap Opportunity Fund) and remain available until the next quarter’s holdings are posted. The Funds’ portfolio holdings are also available in their Form N-CSR and Form N-CSRS, copies of which can be accessed at www.royceinvest. com/literature and are also filed with the SEC. In addition, the Funds’ portfolio holdings as of their first and third fiscal quarter ends are available on Form N-PORT, which is filed with the SEC within 60 days of the end of the relevant fiscal quarter, and can be obtained at www. sec.gov. Such first and third fiscal quarter end portfolio holdings for the Funds are also available at www.royceinvest.com/literature.

Reports

The Royce Fund mails tailored shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling SS&C GIDS Shareholder Services at (800) 841-1180. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports electronically. Please go to www.royceinvest.com/edelivery for more details.

Dividends, Distributions, and Taxes

Royce Small-Cap Total Return and SMid-Cap Total Return Funds pay any dividends from net investment income on a quarterly basis and make any distributions from net realized capital gains annually in December. The other Funds pay any dividends from net investment income and make any distributions from net realized capital gains annually in December. Unless otherwise elected, dividends and distributions will be automatically reinvested in additional shares of the applicable Fund.

Unless your account is an IRA, a 401(k), or is otherwise exempt from taxation, dividends and distributions will be taxable to you whether paid in cash or reinvested in additional shares. The tax character of distributions (as ordinary income or capital gain) is determined at the Fund level and is not related to how long you have owned a Fund’s shares. To the extent a Fund makes any distributions derived from long-term capital gains or qualifying dividends, such distributions will generally be eligible for taxation to non-corporate shareholders at a reduced rate, provided (in the case of qualifying dividends) that certain holding period and other requirements are met.

Selling or exchanging shares is a taxable event, and you may realize a taxable gain or loss. Each Fund will report the proceeds of your redemption(s) to you. The tax consequences of a redemption depend on your cost basis and holding period, so you should retain all account statements for use in determining the tax consequences of redemptions. In addition, each Fund is generally required by law to provide you and the Internal Revenue Service (the “IRS”) with cost basis information on the redemption or exchange of any of your shares

The Royce Fund Prospectus 2026 | 57

in a Fund purchased on or after January 1, 2012 (including any shares that you acquire through reinvestment of distributions).

If you redeem shares of a Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss on the redemption as a long-term capital loss up to the amount of the distribution.

You should carefully consider the tax implications of purchasing shares in a Fund when it has undistributed income and gains. At the time of purchase, a Fund’s net asset value would include the undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to you, even though the distribution is economically a return of part of your investment. Before investing you may want to consult your tax adviser.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from a Fund if you fail to provide the Fund with your correct Social Security Number or Taxpayer Identification Number, or to make required certifications, or if you have been notified by the IRS that you are subject to back-up withholding.

A 3.8% Medicare contribution tax is imposed on the net investment income (which includes interest, dividends, and capital gains) of individuals with income exceeding $200,000, or $250,000 if married filing jointly, and of certain trusts and estates.

Dividends and interest received by a Fund (particularly Royce International Premier Fund) and capital gains recognized by the Fund may give rise to withholding and other taxes imposed by foreign countries.

The above discussion is only a summary of some of the important tax considerations affecting each Fund and its shareholders. Always consult a tax advisor with questions about federal, state, or local tax consequences. Please see The Royce Fund’s Statement of Additional Information for additional U.S. federal income tax information.

Contractual Arrangements

The Trust is party to contractual arrangements with various parties who provide services to the Funds, including Royce, RFS, State Street, and SS&C GIDS, among others. Fund shareholders are not parties to, or intended “third-party” beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual investor or group of investors any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or any Fund.

Also, while this Prospectus and the Statement of Additional Information describe pertinent information about the Trust and the Funds, neither this Prospectus nor the Statement of Additional Information represents a contract between the Trust or any Fund and any shareholder or any other party.

Escheatment

Mutual fund accounts can be considered abandoned property. States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the Trust may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. Neither the Trust nor any Fund will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a Fund through a financial intermediary, we encourage you to contact your financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the Fund for an “inactivity period” as specified in applicable state laws. If the Trust or its service providers are unable to establish contact with an investor, the Trust will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

58 | The Royce Fund Prospectus 2026

Guide For Direct Shareholders

Services and Policies

This Guide for Direct Shareholders describes the shareholder services available to direct shareholders of the Investment, Service, and Institutional Classes of The Royce Funds. It also provides important policy information regarding Royce Fund accounts.

If you purchase Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary, account minimums, fees, policies, and procedures may differ from those described in this Guide. Fund shares purchased through a third-party intermediary may be held in the name of that party on the Fund’s books. RFS, the distributor of Fund shares, Royce Investment Partners, the Fund’s investment adviser, and/or the Funds may pay fees to broker-dealers, financial intermediaries, and other service providers that introduce investors to the Funds and/or provide certain administrative services to its customers who own Fund shares.

For information and policies on Individual Retirement Account (IRA), please refer also to the booklet that deals separately with them, as many services offered in this guide are not available for those types of accounts. You must use separate applications and other forms to open these accounts. Please call SS&C GIDS Shareholder Services at (800) 841-1180 or visit www.royceinvest.com to obtain these materials.

Account Information

The Funds pay their own management fees and other operating expenses as outlined in their respective Prospectuses.

Please mail all account-related correspondence, including Account Applications, subsequent investments, and written requests for redemption—

by regular mail to:

The Royce Funds

c/o SS&C Global Investor & Distribution Solutions

PO Box 219012

Kansas City, MO 64121-9012

by registered mail or overnight courier to:

The Royce Funds

c/o SS&C Global Investor & Distribution Solutions

330 West 9th Street

Kansas City, MO 64105

How to Open an Account

You may open an account by mail or through a financial intermediary. You can download a Prospectus and an Account Application from www.royceinvest.com.

By Mail

Complete and sign the Account Application. Make your check payable to The Royce Fund and mail it, together with your Application, to The Royce Funds, c/o SS&C GIDS (see mailing addresses above).

Special Notice To Non-U.S. Investors

The Funds do not offer their shares for sale outside of the United States. We mail prospectuses and other information to U.S. addresses only and can accept new account requests from U.S. addresses only.

Managing Your Account Online

Online access gives you the ability to manage your account(s) online. To access or register for online services, go to www.royceinvest.com. First-time users need to register for the services by creating a Username and Password, as well as creating a Security Profile that will require an email address or telephone number for Multi-Factor Authentication. Once registered, you can login with your unique Username. You then have the ability to:

1.	Check your most recent account value

2.	Sign up for eDelivery to have Prospectuses, Financial Reports, semiannual account statements, transaction confirmation statements, duplicate confirmation statements, and tax forms e-mailed to you.

3.	Review your recent account history, including distributions

4.	Change your address (a redemption restriction of 30 days applies)

5.	Make subsequent purchases¹ ($50 minimum)

6.	Exchange between Funds¹

7.	Redeem Fund shares¹ ($50,000 maximum)

8.	Establish an Automatic Investment Plan

9.	View average cost and tax summary information

[1]	Bank information must be established on your account prior to purchasing shares.

About Online Security

Your Username and Password allow you to login and access portfolio information. Both your Username and Password are encrypted when you login to access your account.

The Royce Fund Prospectus 2026 | 59

About your Security Profile

For your security, you can add and/or remove a telephone number or email address to be used to send you a security code in the future. You can add up to a maximum of three telephone numbers and three email addresses.

Please note that any changes to the delivery methods will not automatically update the contact information associated with your accounts for courtesy emails or e-delivery of statements and other documents. You can view and update your contact information through your account profile.

Royce Investment Partners uses industry best practices to ensure the confidentiality and safety of your information and transactions. Shareholders who wish to sign up for account access must have a secure web browser that uses Secure Sockets Layer (SSL) technology with 128-bit encryption. This helps to keep your use of account access confidential.

Your Username and Password are Encrypted

When you login, your Username and Password are both encrypted. Although you will not see an “https” address or the lock symbol at the bottom of your browser window until you have logged in, we assure you that your personal information is secure as it is accepted by our transfer agent’s secure server.

Three Wrong Passwords and You’re Out

We have limited the number of times that a user can enter an incorrect Password to three in order to deter unauthorized users. Once your Password has been entered incorrectly three times, you will be locked out of the system. To re-establish access, you need to contact SS&C GIDS Shareholder Services at (800) 841-1180, Monday through Friday, 9 a.m. to 6 p.m. Eastern time.

Also, if there is no activity for 15 minutes, you will be automatically logged off the system. If you leave your computer unattended, this time-out feature helps to prevent an unauthorized user from accessing the account(s).

How to Purchase Additional Shares

You may purchase additional Fund shares online, by telephone, and by mail.

Online

Once you have registered to access your account online, you can purchase Fund shares after logging in. Funds are debited from your bank checking account through ACH. ($50 minimum—bank information must be established on your account before purchasing shares.)

By Telephone

To pay using the Automated Clearing House (ACH):

By establishing the Expedited Purchase option on your Account Application, a telephone call allows you to have funds automatically debited from your bank checking account through ACH. Call SS&C GIDS Shareholder Services at (800) 841-1180 between 9 a.m. and 6 p.m. Eastern time or call our automated Royce Infoline at (800) 78-ROYCE at any time to buy additional Fund shares ($50 minimum). If your purchase request is received after the market closes (generally 4 p.m. Eastern time), it will receive the next business day’s NAV.

To pay by bank wire:

Payments for wire purchases ($500 minimum) must be received by the close of regular trading on the NYSE (generally 4 p.m. Eastern time).

Wiring instructions are:

State Street Bank and Trust Co., Inc.

ABA # 011000028

Credit DDA # 9904-712-8

Name of Royce Fund–Share Class

Account Number

Account Name

By Mail

Make your check—$50 minimum—payable to The Royce Fund. Fill out the amount of your purchase on the investment form found at the bottom of your latest statement. If you do not have a form, simply write the name of the Fund and Share Class in which you are investing and your account number clearly on the check. Mail to The Royce  Funds, c/o SS&C GIDS (see mailing addresses on page 59).

Please note that the Funds do not accept third-party checks, “starter” checks, or money orders for initial or subsequent purchases.

Convenient Methods of Making Regular, Automatic

Expedited Purchases

Select the following services on your Account Application or, if you have an existing Royce Funds account, call SS&C GIDS Shareholder Services at (800) 841-1180 for an enrollment form or download one at www. royceinvest.com. You may also establish these services online.

Automatic Investment Plan

You can make regular purchases to your Royce Fund account directly from your bank account through ACH on a monthly or quarterly basis on the date you select ($50 minimum).

Direct Deposit Payroll Deduction Plan

You can make investments from your payroll or government check into your Royce Fund account each payment or pay period. Your employer must have direct deposit through ACH available for employees. You may cancel the option by giving written notice to your employer or government agency, as appropriate. The Fund is not responsible for the efficiency of the employer or government agency making the payment or of any financial institution transmitting payments. To sign up, you need to complete an Authorization for Direct Deposit form, which you can download by going to the Fund Literature page on www.royceinvest.com, clicking on How to Invest at the foot of the page, and clicking Applications & Special Forms or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

60 | The Royce Fund Prospectus 2026

Important Information about Purchases

●	If your check or wire does not clear, or if the Funds or their transfer agent do not receive payment for any telephone or online purchase, the transaction will be cancelled and you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered Royce Fund account as reimbursement for any loss.

●	The Funds do not accept third-party checks, “starter” checks, or money orders for initial or subsequent purchases.

●	In order to avoid lengthy processing delays caused by clearing foreign checks, the Funds will only accept a foreign check that has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank.

●	The Funds reserve the right both to suspend the offering of Fund shares to new investors and to reject any specific purchase request.

●	You may have your bank account information taken from your initial investment check. Otherwise, you must include a voided check with your Account Application for Expedited Purchases and Redemptions. It can take up to three weeks to establish these services; you will receive confirmation of their activation by mail.

Important Information about Telephone and Online Transactions

Neither the Funds nor their transfer agent will be liable for following instructions reasonably believed to be genuine that are received by telephone or made online. The transfer agent uses certain procedures designed to confirm that instructions are genuine. Procedures may include requiring some form of personal identification prior to acting on the instructions, such as providing written confirmation of the transaction and/or recording incoming calls. If the Funds or their transfer agent do not follow such procedures, then they may be liable for any losses due to unauthorized or fraudulent transactions.

How to Sell Shares

You may sell shares in your account at any time and make requests online, by telephone, and by mail. SS&C GIDS will generally send the proceeds within two business days of receiving the request.

Redemptions from Royce-sponsored retirement plan accounts— IRA—and from accounts for which share certificates are outstanding must be made in writing.

Certain other redemption requests must be made in writing and may require a medallion guarantee of the signature(s) of the shareholder(s). These include redemption requests for $50,000 or more, for a payee(s) other than the shareholder(s), or for proceeds to be sent to an address other than the address of record.

Online

Once you have registered to access your account at www.royceinvest.com, login, and click the Fund you want to sell, and select Redeem from the Account Actions dropdown menu. Proceeds may be sent by check, by bank wire, or through ACH.

By Telephone

For any amount less than $50,000, you may call SS&C GIDS Shareholder Services at (800) 841-1180 between 9 a.m. and 6 p.m. Eastern time or call the automated Royce Infoline at (800) 78-ROYCE at any time and SS&C GIDS will mail a check to the address of record on the account. If your redemption request is received after the market closes (generally 4 p.m. Eastern time), it will receive the next business day’s NAV. You may also establish the Expedited Redemption option, which allows you to have proceeds sent to your bank by wire—usually credited within one business day—and/or by ACH—usually credited within two business days.

By Mail

Mail your letter to The Royce Funds, c/o SS&C GIDS (see page 59 for mailing addresses). Written requests must be in Good Order, meaning that the request meets the Fund’s legal and processing requirements.

All written requests to sell shares must contain at least the following to be in Good Order:

●	The name(s) and signature(s) of each shareholder named in the account registration with medallion guarantee(s) if required

●	The Fund name and account number

●	The dollar or share amount you want to sell

●	The address to which you want proceeds sent

●	Certificates, if you are holding any

In addition:

●	Trusts and Corporate Retirement Plan Accounts require a letter of instruction signed by the trustee(s) named in the account registration. Redemptions involving third parties, trustees not named in the account registration, successor trustees, or other situations require additional documentation. Please call SS&C GIDS Shareholder Services at (800) 841-1180 with any questions.

●	Corporate Accounts require a letter of instruction signed by an officer of the corporation and a certified copy of a Corporate Resolution that authorizes the assigning officer to effect transactions. The same party cannot certify the Corporate Resolution and sign the letter of instruction.

●	Partnership/Sole Proprietorship Accounts require a letter of instruction signed by the general partner(s)/sole proprietor named in the account registration.

●	Nominee Accounts require a medallion-guaranteed letter of instruction signed by a general partner or a nominee facsimile stamp.

●	Transfer on Death Accounts require a medallion-guaranteed letter of instruction signed by the beneficiary(ies) named in the account registration, a certified copy of the deceased shareholder’s Death Certificate, a tax waiver if required by the deceased’s former state of residence, and an affidavit signed by the beneficiary(ies) that states: “Under penalty of perjury, I/we swear that there are no known disputes as to the persons entitled to a distribution under the nonprobate transfer or the amounts to be distributed to each person and no known claims that would affect the distribution requested.”

●	Administrators/executors of shareholder estates must provide a medallion-guaranteed letter of instruction, certified copy of Letters Testamentary, which authorize the signing party to act on behalf of the deceased shareholder and, if required by the deceased’s state of former residence, a certified tax waiver.

The Royce Fund Prospectus 2026 | 61

If you have any questions about how to ensure that your written redemption request is in Good Order, please call SS&C GIDS Shareholder Services at (800) 841-1180, or contact us at www.royceinvest.com.

Automatic Withdrawal Plan

This option allows you to automatically redeem shares from your Fund account and have the proceeds transferred directly to your bank account through ACH on a monthly, quarterly, or annual basis generally on the 15th day of the month. You must have at least $25,000 in a Fund account to be eligible for this feature.

Important Information About Redemptions

●	Telephone and online redemptions will not be permitted for 30 days after a change in the address of record.

●	If you are redeeming shares recently purchased by check or through ACH, proceeds may not be sent until payment for the purchase is collected, which may take up to 15 calendar days. Otherwise, redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

●	If you have difficulty making a redemption by telephone or online, you may want to make your redemption request by regular or express mail (See “How to Sell Shares: By Mail” on page 61 for processing information). The Funds reserve the right to revise or terminate telephone or online account access redemption privileges at any time.

●	Each Fund may suspend redemption privileges or postpone payment beyond seven days (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by a Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of a Funds’ shareholders.

●	Each Fund will normally make redemptions in cash, but reserves the right to satisfy a shareholder’s redemption request under certain circumstances by effecting a redemption-in-kind through a pro rata distribution of the Fund’s portfolio securities (allowing for adjustments to prevent distributions of restricted shares, fractional shares, and odd-lot numbers of shares).

How to Exchange Shares

You may make exchanges between Royce Funds in the same class, as well as between Funds in the Investment and Service Classes. However, you must meet a Fund Class’s minimum initial investment when you open an account by exchange.

You may make exchanges online, by telephone, and by mail. An exchange involves a purchase and a redemption; therefore you may realize a taxable gain or loss. Also, exchanges are permitted only if both the registration and the Social Security or Taxpayer Identification Number of the two accounts are identical. You may make an exchange only for shares of a class or series offered for sale in your state of residence. The Fund reserves the right to revise or suspend the exchange privilege at any time.

How to Transfer Ownership

You may transfer the ownership of any of your Fund shares to another person by writing to The Royce Funds, c/o SS&C GIDS.

As with selling shares, your request must be in Good Order (see “How To Sell Shares” on pages 61-62 for information regarding Good Order). Please call SS&C GIDS Shareholder Services at (800) 841-1180 for instructions.

Statements and Reports

●	A confirmation statement is sent to you, electronically or by mail, each time there is a transaction in your account. You can also review your recent account history once you have registered for online account access.

●	Year-to-date account statements are sent semiannually.

●	The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling SS&C GIDS Shareholder Services at (800) 841-1180. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via eDelivery. Please go to www.royceinvest. com for more details.

Other Information

Certificates

The Royce Funds do not issue certificates. If a certificate is lost, stolen, or destroyed, you may have to pay the expense to replace it. You must return certificates with any redemption request. For these reasons, the Funds generally discourage the issuing of certificates.

Minimum Account Balance

Due to the relatively high cost of maintaining low-balance accounts, The Royce Funds reserve the right to redeem shares in the account of any Fund if the account falls below the minimum initial investment because of redemptions by the shareholder.

The Fund may notify you if, due to redemption(s), the balance in your account is less than the appropriate minimum initial investment (see page 54), or if you discontinue an Automatic Investment Plan before your account reaches the $2,000 minimum initial investment. You would then have 60 days to increase your balance before the Fund would close your account.

In each of the cases described above, the Fund would promptly pay redemption proceeds to the shareholder.

If you have any questions about the material in this Shareholder Guide, please call SS&C GIDS Shareholder Services at (800) 841-1180, or contact us at www.royceinvest.com.

62 | The Royce Fund Prospectus 2026

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The Royce Fund Prospectus 2026 | 63

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64 | The Royce Fund Prospectus 2026

GO
PAPERLESS

Sign up for eDelivery at
www.royceinvest.com/edelivery

TheRoyceFunds

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports, Financial Statements, and Other Important Information

Additional information about a Fund’s investments, including a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period, is available in the Funds’ annual and semiannual reports to shareholders. The Funds’ Form N-CSR and Form N-CSRS filings contain the Funds’ annual and semiannual financial statements. The annual and semiannual reports to shareholders, annual and semiannual financial statements, and other important information are also available (without charge) online at www.royceinvest.com/literature and upon request by calling (800) 841-1180.

Statement of Additional Information (“SAI”)
The SAI provides more details about The Royce Fund and its policies. A current SAI is available at www.royceinvest.com/literature and upon request by calling (800) 841-1180. It is also on file with the SEC and is incorporated by reference into this prospectus (is legally considered part of this prospectus).

To obtain more information:

By Mail: The Royce Funds, One Madison Avenue, Suite 1700, New York, NY 10010

By Telephone: (800) 841-1180

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.royceinvest.com/literature.

Text only versions of the Funds’ prospectus, SAI, annual and semiannual reports, Form N-CSR, Form N-CSRS, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

SEC File # 811-03599 ISI-PRO-0526

Prospectus Consultant and R Class Shares May 1, 2026

FUND	CONSULTANT	R

Royce Micro-Cap Fund	RYMCX	—

Royce Premier Fund	RPRCX	—

Royce Small-Cap Fund	RYPCX	—

Royce Small-Cap Opportunity Fund	ROFCX	ROFRX

Royce Small-Cap Special Equity Fund	RSQCX	—

Royce Small-Cap Total Return Fund	RYTCX	RTRRX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

royceinvest.com

Consultant Class Shares of The Royce Funds are generally offered only through certain broker-dealers. R Class Shares of The Royce Funds are generally offered only through certain broker-dealers to “Retirement Plans” held on the books of the Funds through omnibus account arrangements.

The Royce Fund Prospectus 2026  |  1

Royce Micro-Cap Fund

Investment Goal

Royce Micro-Cap Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a third party, such as a broker-dealer, bank, or other financial intermediary, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
CONSULTANT CLASS
Maximum sales charge (load) imposed on purchases	0.00%
Maximum deferred sales charge on purchases held for less than 365 days (as a percentage of net asset value at the time of purchase or
redemption, whichever is less)	1.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution and/or service (12b-1) fees	1.00%
Other expenses	0.49%
Total annual Fund operating expenses	2.49%
Fee waivers and/or expense reimbursements	-0.25%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	2.24%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Consultant Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 2.24% through April 30, 2027.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 % return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

CONSULTANT CLASS
1 Year	$227
3 Years	$752
5 Years	$1,303
10 Years	$2,807

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

2  |  The Royce Fund Prospectus 2026

Royce Micro-Cap Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of micro-cap companies. Micro-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution. Royce uses multiple investment themes and offers wide exposure to micro-cap stocks by investing in companies with strong fundamentals and/or prospects selling at prices that Royce believes do not fully reflect these attributes. Royce considers companies with strong balance sheets, attractive growth prospects, and/or the potential for improvement in cash flow levels and internal rates of return, among other factors.

The Fund invests at least 80% of its net assets in equity securities of micro-cap companies, under normal circumstances. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Micro-Cap Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of micro-cap securities are generally more volatile than those of larger-cap securities. In addition, because micro-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

A significant portion of the Fund’s assets may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Information Technology and Industrials sectors. Information Technology sector companies can be significantly affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. In addition, companies from the Industrials sector can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark indexes. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total

The Royce Fund Prospectus 2026  |   3

Royce Micro-Cap Fund (concluded)

Returns chart shows performance year-by-year over the last ten years. The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell Microcap Index and the Russell 2000 Index, indexes that reflect the performance of the particular market segment in which the Fund primarily invests.

Calendar Year Total Returns

Consultant Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 36.49% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -31.95% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns

As of 12/31/25 (%)

	1 YEAR	5 YEAR	10 YEAR
Consultant Class
Return Before Taxes	12.18	8.08	9.23
Return After Taxes on Distributions	8.81	5.18	6.70
Return After Taxes on Distributions and Sale of Fund Shares	9.77	6.02	6.99
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell Microcap Index
(Reflects no deductions for fees, expenses, or taxes)	22.98	7.32	9.58
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. James P. Stoeffel is the Fund’s portfolio manager. He is assisted by Portfolio Manager Andrew S. Palen. Mr. Stoeffel became portfolio manager on September 30, 2024. He was previously co-portfolio manager (2015) and lead portfolio manager (2015-September 2024). Mr. Palen became assistant portfolio manager on September 30, 2024.

How to Purchase and Sell Fund Shares

Minimum initial investments for shares of the Fund’s Consultant Class purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

Consultant Class shares of the Fund purchased through a third party, such as a broker-dealer, bank, or other financial intermediary, may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or by mail. You may also purchase or sell Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary.

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4  |  The Royce Fund Prospectus 2026

Royce Premier Fund

Investment Goal

Royce Premier Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a third party, such as a broker-dealer, bank, or other financial intermediary, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
CONSULTANT CLASS
Maximum sales charge (load) imposed on purchases	0.00%
Maximum deferred sales charge on purchases held for less than 365 days (as a percentage of net asset value at the time of purchase or redemption, whichever is less)	1.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution and/or service (12b-1) fees	1.00%
Other expenses	0.46%
Total annual Fund operating expenses	2.46%
Fee waivers and/or expense reimbursements	-0.22%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	2.24%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Consultant Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 2.24% through April 30, 2027.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

CONSULTANT CLASS
1 Year	$227
3 Years	$746
5 Years	$1,291
10 Years	$2,780

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

The Royce Fund Prospectus 2026 | 5

Royce Premier Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets in a limited number (generally less than 100) of equity securities of primarily small-cap companies at the time of investment. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. Royce looks for companies that it considers “premier”—those that it believes are trading below its estimate of their current worth that also have excellent business strengths, strong balance sheets and/or improved prospects for growth, the potential for improvement in cash flow levels and internal rates of return, and franchise durability.

The Fund invests at least 80% of its net assets in equity securities of such premier companies, under normal circumstances. At least 65% of these equity securities will be issued by small-cap companies at the time of investment. The Fund may continue to hold or, in some cases, build positions in companies with higher market capitalizations. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Premier Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger- cap companies or other asset classes.

The Fund’s investment in a limited number of issuers may involve considerably more risk to investors than funds that invest in a larger number of issuers because it may be more susceptible to any single corporate, economic, political, regulatory, or market event. A significant portion of the Fund’s assets also may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Industrials sector. These companies can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark index. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification

6 | The Royce Fund Prospectus 2026

Royce Premier Fund (continued)

obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years. The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell 2000 Index, an index that reflects the performance of the particular market segment in which the Fund primarily invests.

Calendar Year Total Returns

Consultant Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 24.93% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -27.95% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns
As of 12/31/25 (%)

	1 YEAR	5 YEAR	10 YEAR
Consultant Class
Return Before Taxes	4.53	4.43	9.13
Return After Taxes on Distributions	1.93	1.87	5.95
Return After Taxes on Distributions and Sale of Fund Shares	4.64	3.31	6.85
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Portfolio Managers Lauren A. Romeo and Steven G. McBoyle are the Fund’s co-lead portfolio managers. They are assisted by Portfolio Manager Andrew S. Palen. Ms. Romeo and Mr. McBoyle became co-lead portfolio managers on April 1, 2022. Ms. Romeo (2016-2022) and Mr. McBoyle (2016-2022) were previously the Fund’s portfolio managers. Prior to that, Ms. Romeo (2006-2015) and Mr. McBoyle (2014-2015) were the Fund’s assistant portfolio managers. Mr. Palen became assistant portfolio manager on February 7, 2022.

How to Purchase and Sell Fund Shares

Minimum initial investments for shares of the Fund’s Consultant Class purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None
The minimum for subsequent investments is $50, regardless of account type.

Consultant Class shares of the Fund purchased through a third party, such as a broker-dealer, bank, or other financial intermediary, may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or by mail. You may also purchase or sell Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary.

The Royce Fund Prospectus 2026 | 7

Royce Premier Fund (concluded)

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8 | The Royce Fund Prospectus 2026

Royce Small-Cap Fund

Investment Goal

Royce Small-Cap Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a third party, such as a broker-dealer, bank, or other financial intermediary, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

CONSULTANT CLASS
Maximum sales charge (load) imposed on purchases	0.00%
Maximum deferred sales charge on purchases held for less than 365 days (as a percentage of net asset value at the time of purchase or redemption, whichever is less)	1.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.76%
Distribution and/or service (12b-1) fees	1.00%
Other expenses	0.22%
Total annual Fund operating expenses	1.98%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

CONSULTANT CLASS
1 Year	$201
3 Years	$621
5 Years	$1,068
10 Years	$2,306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

The Royce Fund Prospectus 2026 | 9

Royce Small-Cap Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies that it believes are trading below its estimate of their current worth. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution.

The Fund uses multiple investment disciplines in an effort to provide exposure to approaches that have historically performed well in different market environments. These disciplines include “High Quality,” which looks for companies that have high returns on invested capital and that Royce believes have significant competitive advantages; “Emerging Quality,” which seeks companies that are newer in their lifecycle but that Royce believes can become High Quality in the future; “Traditional Value,” which looks for companies trading at prices below Royce’s estimate of their current worth; and “Quality Value,” which seeks companies with attractive profit margins, strong free cash flows, and lower leverage that also trade at what Royce believes are attractive valuations. The Fund’s portfolio managers generally focus on one of these approaches in managing segments of the Fund’s assets. A Royce Co-Chief Investment Officer will monitor and, from time to time, adjust the Fund’s allocations across these segments of the portfolio.

The Fund invests at least 80% of its net assets in equity securities of small-cap companies, under normal circumstances. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Small-Cap Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

A significant portion of the Fund’s assets may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Industrials and Financials sectors. Companies in the Industrials sector can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, companies in the Financials sector are subject to extensive government regulation, can be significantly affected by changes in interest rates, the availability and cost of capital, the rate of corporate and consumer debt defaults, and price competition. They can also be subject to relatively rapid change due to government interventions in capital, credit, and currency markets.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark index. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

10 | The Royce Fund Prospectus 2026

Royce Small-Cap Fund (continued)

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years. The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell 2000 Index, an index that reflects the performance of the particular market segment in which the Fund primarily invests.

Calendar Year Total Returns

Consultant Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 26.86% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -30.52% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns
As of 12/31/25 (%)

	1 YEAR	5 YEAR	10 YEAR
Consultant Class
Return Before Taxes	7.94	7.31	10.00
Return After Taxes on Distributions	6.50	4.95	7.44
Return After Taxes on Distributions and Sale of Fund Shares	5.80	5.46	7.60
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Portfolio Managers Jay S. Kaplan, Lauren A. Romeo, Steven G. McBoyle, Miles Lewis, and Andrew S. Palen manage the Fund. Mr. Kaplan and Ms. Romeo became portfolio managers in 2016 and were previously assistant portfolio managers from 2003 and 2006, respectively, through 2015. Mr. McBoyle became portfolio manager in 2019. Mr. Lewis became portfolio manager on February 1, 2021. Mr. Palen became portfolio manager on May 1, 2021, and was previously assistant portfolio manager from 2018. Effective September 30, 2024, Portfolio Manager Francis D. Gannon, a Royce Co-Chief Investment Officer, monitors and, from time to time, adjusts allocations across various segments of the Fund’s portfolio.

How to Purchase and Sell Fund Shares

Minimum initial investments for shares of the Fund’s Consultant Class purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None
The minimum for subsequent investments is $50, regardless of account type.

Consultant Class shares of the Fund purchased through a third party, such as a broker-dealer, bank, or other financial intermediary, may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or by mail. You may also purchase or sell Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary.

The Royce Fund Prospectus 2026 | 11

Royce Small-Cap Fund (concluded)

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12 | The Royce Fund Prospectus 2026

Royce Small-Cap Opportunity Fund

Investment Goal

Royce Small-Cap Opportunity Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a third party, such as a broker-dealer, bank, or other financial intermediary, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	CONSULTANT CLASS	R CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge on purchases held for less than 365 days (as a percentage of net asset value at the time of purchase or redemption, whichever is less)	1.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	1.00%
Distribution and/or service (12b-1) fees	1.00%	0.50%
Other expenses	0.38%	0.39%
Total annual Fund operating expenses	2.38%	1.89%
Fee waivers and/or expense reimbursements	-0.14%	0.00%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	2.24%	1.89%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Consultant Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 2.24% through April 30, 2027.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Consultant Class in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	CONSULTANT CLASS	R CLASS
1 Year	$227	$192
3 Years	$729	$594
5 Years	$1,258	$1,021
10 Years	$2,706	$2,212

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

The Royce Fund Prospectus 2026 | 13

Royce Small-Cap Opportunity Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies in an attempt to take advantage of what it believes are opportunistic situations for undervalued securities. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution.

Such opportunistic situations may include turnarounds, emerging growth companies with interrupted earnings patterns, companies with unrecognized asset values, or undervalued growth companies. Although the Fund focuses on securities of U.S. companies, it may invest up to 10% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries.

The Fund invests at least 80% of its net assets in equity securities of small-cap companies, under normal circumstances. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Small-Cap Opportunity Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

A significant portion of the Fund’s assets may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Industrials and Information Technology sectors. Industrials sector companies can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, companies from the Information Technology sector can be significantly affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

The Fund’s opportunistic value investment approach may not be successful and could result in portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark indexes. Additionally, “value” stocks may remain undervalued for long periods (particularly during times of low or declining interest rates), undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

14 | The Royce Fund Prospectus 2026

Royce Small-Cap Opportunity Fund (continued)

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years (Consultant Class used for illustrative purposes—returns differ by Class). The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell 2000 Value Index and the Russell 2000 Index, indexes that reflect the performance of the particular market segment in which the Fund primarily invests. The returns differ only to the extent that the Classes have different expenses because all Classes invest in the same portfolio of securities.

Calendar Year Total Returns

Consultant Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 38.57% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -37.36% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns (Consultant Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns
As of 12/31/25 (%)

	1 YEAR	5 YEAR	10 YEAR
Consultant Class
Return Before Taxes	10.79	8.72	11.43
Return After Taxes on Distributions	8.56	6.28	9.33
Return After Taxes on Distributions and Sale of Fund Shares	8.10	6.48	8.91
R Class
Return Before Taxes	11.21	9.17	11.94
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell 2000 Value Index
(Reflects no deductions for fees, expenses, or taxes)	12.59	8.88	9.27
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Brendan J. Hartman is the Fund’s lead portfolio manager. Portfolio Managers James P. Stoeffel and James J. Harvey manage the Fund with him. They are assisted by Portfolio Manager Kavitha Venkatraman. Mr. Hartman became lead portfolio manager on September 30, 2024, and was previously portfolio manager from April 2021 through September 2024. Messrs. Stoeffel and Harvey became portfolio managers in April 2021. Ms. Venkatraman became assistant portfolio manager in October 2021.

How to Purchase and Sell Fund Shares

The Fund’s R Class Shares are generally offered only through certain broker-dealers to “Retirement Plans” with accounts held on the books of the Fund through omnibus account arrangements (either at the plan level or at the level of the financial intermediary).

Minimum initial investments for shares of the Fund’s Consultant Class purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None
The minimum for subsequent investments is $50, regardless of account type.

The Royce Fund Prospectus 2026 | 15

Royce Small-Cap Opportunity Fund (concluded)

Consultant and R Class shares of the Fund purchased through a third party, such as a broker-dealer, bank, or other financial intermediary, may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or by mail. You may also purchase or sell Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary.

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16 | The Royce Fund Prospectus 2026

Royce Small-Cap Special Equity Fund

Investment Goal

Royce Small-Cap Special Equity Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a third party, such as a broker-dealer, bank, or other financial intermediary, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

CONSULTANT CLASS
Maximum sales charge (load) imposed on purchases	0.00%
Maximum deferred sales charge on purchases held for less than 365 days (as a percentage of net asset value at the time of purchase or redemption, whichever is less)	1.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution and/or service (12b-1) fees	1.00%
Other expenses	0.45%
Total annual Fund operating expenses	2.45%
Fee waivers and/or expense reimbursements	-0.21%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	2.24%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Consultant Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 2.24% through April 30, 2027.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

CONSULTANT CLASS
1 Year	$227
3 Years	$744
5 Years	$1,287
10 Years	$2,770

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

The Royce Fund Prospectus 2026 | 17

Royce Small-Cap Special Equity Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. The portfolio manager applies an intensive value approach in managing the Fund’s assets. This approach, which attempts to combine classic value analysis, the identification of good businesses, and accounting cynicism, has its roots in the teachings of Benjamin Graham and Abraham Briloff.

The Fund invests at least 80% of its net assets in equity securities of small-cap companies, under normal circumstances. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 10% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Small-Cap Special Equity Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

As of December 31, 2025, the Fund invested a significant portion of its assets in a limited number of issuers. Such a portfolio may involve considerably more risk to investors than one that invests in a larger number of issuers because such a portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event.

A significant portion of the Fund’s assets also may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Industrials and Consumer Discretionary sectors. Companies in the Industrials sector can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, Consumer Discretionary companies can be significantly affected by the performance of the overall economy, particularly the level of consumer inflation, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

As of December 31, 2025, the Fund held a significant portion of its assets in cash and/or cash equivalents (i.e., repurchase agreements). Such an investment approach may result in lower returns and can expose the fund to inflation risk, as the purchasing power of cash may erode over time. Additionally, repurchase agreements involve certain risks, including the risk that the counterparty may default on its obligations.

The Fund’s intensive value investment approach may not be successful and could result in portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark indexes. Additionally, “value” stocks may remain undervalued for long periods (particularly during times of low or declining interest rates), undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in

18 | The Royce Fund Prospectus 2026

Royce Small-Cap Special Equity Fund (continued)

significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years. The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell 2000 Value Index and the Russell 2000 Index, indexes that reflect the performance of the particular market segment in which the Fund primarily invests.

Calendar Year Total Returns

Consultant Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 19.06% (quarter ended 6/30/20) and the lowest return for a calendar quarter was -24.80% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns
As of 12/31/25 (%)

	1 YEAR	5 YEAR	10 YEAR
Consultant Class
Return Before Taxes	2.29	5.49	6.78
Return After Taxes on Distributions	-0.14	2.88	4.51
Return After Taxes on Distributions and Sale of Fund Shares	3.20	4.13	5.18
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell 2000 Value Index
(Reflects no deductions for fees, expenses, or taxes)	12.59	8.88	9.27
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Charles R. Dreifus is the Fund’s portfolio manager. He is assisted by Portfolio Managers Steven G. McBoyle and Tim Hipskind. Mr. Dreifus has been portfolio manager since the Fund’s inception. Mr. McBoyle became assistant portfolio manager in 2014, and Mr. Hipskind became assistant portfolio manager on May 1, 2024.

How to Purchase and Sell Fund Shares

Minimum initial investments for shares of the Fund’s Consultant Class purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None
The minimum for subsequent investments is $50, regardless of account type.

Consultant Class shares of the Fund purchased through a third party, such as a broker-dealer, bank, or other financial intermediary, may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or by mail. You may also purchase or sell Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary.

The Royce Fund Prospectus 2026 | 19

Royce Small-Cap Special Equity Fund (concluded)

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20 | The Royce Fund Prospectus 2026

Royce Small-Cap Total Return Fund

Investment Goals

Royce Small-Cap Total Return Fund’s investment goals are long-term growth of capital and current income.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a third party, such as a broker-dealer, bank, or other financial intermediary, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	CONSULTANT CLASS	R CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge on purchases held for less than 365 days (as a percentage of net asset value at the time of purchase or redemption, whichever is less)	1.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	1.00%
Distribution and/or service (12b-1) fees	1.00%	0.50%
Other expenses	0.27%	0.44%
Total annual Fund operating expenses	2.27%	1.94%
Fee waivers and/or expense reimbursements	-0.03%	0.00%
Total annual Fund operating expenses	2.24%	1.94%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Consultant Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 2.24% through April 30, 2027.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Consultant Class in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	CONSULTANT CLASS	R CLASS
1 Year	$227	$197
3 Years	$706	$609
5 Years	$1,212	$1,047
10 Years	$2,603	$2,264

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

The Royce Fund Prospectus 2026 | 21

Royce Small-Cap Total Return Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in dividend-paying equity securities of small-cap companies that it believes are trading below its estimate of their current worth. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. Royce believes that regular dividend payments, and/or other methods of returning capital to shareholders such as issuer share repurchases, are often a positive signal that may indicate attractive attributes, including a stable business model, shareholder-friendly management, disciplined capital allocation practices, and a conservative financial culture. The Fund seeks to achieve its investment objectives by primarily investing in companies that pay regular dividends and/or return capital to shareholders. Royce favors companies that fall into one of three investment themes: “Compounder” companies possess what Royce believes are outstanding business models, strong financial characteristics, and above-average growth potential. “Quality Value” companies have attractive profit margins, strong free cash flows, high returns on invested capital, and low leverage that also trade at what Royce believes are attractive valuations. “Special Situations” are companies that may have complex business models and/or require a catalyst for growth, such as spin offs, turnarounds, and/or unrecognized asset values.

The Fund invests at least 65% of its net assets in dividend-paying equity securities, under normal circumstances. In addition, the Fund invests at least 80% of its net assets in equity securities of small-cap companies, under normal circumstances. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Small-Cap Total Return Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. There is no assurance that there will be net investment income to distribute and/or that the Fund will achieve its investment goals.

As of December 31, 2025, the Fund invested a significant portion of its assets in a limited number of issuers. Such a portfolio may involve considerably more risk to investors than one that invests in a larger number of issuers because such a portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event.

A significant portion of the Fund’s assets also may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Financials and Industrials sectors. Companies in the Financials sector are subject to extensive government regulation, can be significantly affected by changes in interest rates, the availability and cost of capital, the rate of corporate and consumer debt defaults, and price competition. They can also be subject to relatively rapid change due to government interventions in capital, credit, and currency markets. In addition, Industrials sector companies can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark indexes. Additionally, there is no guarantee that

22 | The Royce Fund Prospectus 2026

Royce Small-Cap Total Return Fund (continued)

the “Special Situation” companies will take the necessary steps to increase the value of their stocks or that the steps taken will have the intended results. Further, selecting stocks based, in part, on a history of paying dividends may cause the Fund to underperform relative to similar funds that do not select stocks on this basis. Finally, various factors may lead a company to unexpectedly reduce or eliminate dividend payments, which could adversely affect the market price of its securities. Therefore, securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years (Consultant Class used for illustrative purposes—returns differ by Class). The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell 2000 Value Index and the Russell 2000 Index, indexes that reflect the performance of the particular market segment in which the Fund primarily invests. The returns differ only to the extent that the Classes have different expenses because all Classes invest in the same portfolio of securities.

Calendar Year Total Returns

Consultant Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 24.92% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -30.47% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns (Consultant Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns
As of 12/31/25 (%)

	1 YEAR	5 YEAR	10 YEAR
Consultant Class
Return Before Taxes	1.52	7.75	8.30
Return After Taxes on Distributions	-0.95	4.43	5.08
Return After Taxes on Distributions and Sale of Fund Shares	2.72	5.58	6.05
R Class
Return Before Taxes	1.80	8.11	8.67
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell 2000 Value Index
(Reflects no deductions for fees, expenses, or taxes)	12.59	8.88	9.27
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

The Royce Fund Prospectus 2026 | 23

Royce Small-Cap Total Return Fund (concluded)

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Miles Lewis, CFA®, is the Fund’s lead portfolio manager. Portfolio Manager Joseph Hintz, CFA®, manages the Fund with him. They are assisted by Portfolio Manager Jag Sriram, CFA®. Mr. Lewis became lead portfolio manager on May 1, 2021, and previously was portfolio manager (May 2020-May 2021). Mr. Hintz became portfolio manager on July 31, 2024, and previously was assistant portfolio manager (May 2022-July 2024). Mr. Sriram became assistant portfolio manager on July 31, 2024.

How to Purchase and Sell Fund Shares

The Fund’s R Class Shares are generally offered only through certain broker-dealers to “Retirement Plans” with accounts held on the books of the Fund through omnibus account arrangements (either at the plan level or at the level of the financial intermediary).

Minimum initial investments for shares of the Fund’s Consultant Class purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None
The minimum for subsequent investments is $50, regardless of account type.

Consultant and R Class shares of the Fund purchased through a third party, such as a broker-dealer, bank, or other financial intermediary, may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or by mail. You may also purchase or sell Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary.

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

24 | The Royce Fund Prospectus 2026

Financial Highlights

This table is intended to help you understand the financial performance of each Fund Class over the past five years. The table reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s annual financial statements and other important information, is included in the Fund’s 2025 Annual Report to Shareholders and a separate document containing such annual financial statements and other important information, which are available at www.royceinvest.com/literature or upon request.

						Distributions					Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Micro-Cap Fund–Consultant Class
2025	$8.06	$(0.11)	$1.13	$1.02	$–	$(1.18)	$(1.18)	$7.90	12.18%	$9,758	2.50%	2.49%	2.24%	(1.36)%	38%
2024	8.03	(0.12)	1.13	1.01	–	(0.98)	(0.98)	8.06	12.17	10,351	2.43	2.43	2.24	(1.48)	18
2023	7.29	(0.11)	1.41	1.30	–	(0.56)	(0.56)	8.03	18.03	10,758	2.42	2.42	2.30	(1.48)	19
2022	10.00	(0.13)	(2.21)	(2.34)	–	(0.37)	(0.37)	7.29	(23.37)	10,361	2.37	2.37	2.37	(1.63)	13
2021	9.62	(0.18)	2.89	2.71	–	(2.33)	(2.33)	10.00	29.56	15,777	2.30	2.30	2.30	(1.53)	26
Royce Premier Fund–Consultant Class
2025	$8.14	$(0.09)	$0.49	$0.40	$–	$(0.92)	$(0.92)	$7.62	4.53%	$8,828	2.46%	2.46%	2.24%	(1.07)%	20%
2024	8.69	(0.10)	0.32	0.22	–	(0.77)	(0.77)	8.14	1.94	11,240	2.38	2.37	2.24	(1.09)	12
2023	7.67	(0.08)	1.69	1.61	–	(0.59)	(0.59)	8.69	21.16	11,782	2.36	2.36	2.28	(0.99)	15
2022	10.00	(0.10)	(1.53)	(1.63)	–	(0.70)	(0.70)	7.67	(16.36)	11,265	2.33	2.33	2.33	(1.17)	23
2021	10.60	(0.15)	1.67	1.52	–	(2.12)	(2.12)	10.00	15.01	16,016	2.29	2.29	2.29	(1.30)	20
Royce Small-Cap Fund–Consultant Class
2025	$6.91	$(0.04)	$0.60	$0.56	$–	$(0.43)	$(0.43)	$7.04	7.94%	$160,449	1.98%	1.98%	1.98%	(0.62)%	43%
2024	7.05	(0.05)	0.51	0.46	–	(0.60)	(0.60)	6.91	6.09	179,498	1.95	1.95	1.95	(0.73)	37
2023	5.88	(0.05)	1.54	1.49	–	(0.32)	(0.32)	7.05	25.39	193,390	1.95	1.94	1.94	(0.76)	40
2022	7.53	(0.04)	(1.31)	(1.35)	–	(0.30)	(0.30)	5.88	(17.94)	175,956	1.94	1.94	1.94	(0.70)	45
2021	8.07	(0.08)	1.66	1.58	–	(2.12)	(2.12)	7.53	20.78	249,816	1.92	1.92	1.92	(0.86)	60
Royce Small-Cap Opportunity Fund–Consultant Class
2025	$11.85	$(0.14)	$1.46	$1.32	$–	$(1.15)	$(1.15)	$12.02	10.79%	$12,481	2.38%	2.38%	2.24%	(1.21)%	51%
2024	11.69	(0.15)	1.25	1.10	–	(0.94)	(0.94)	11.85	9.06	12,479	2.34	2.34	2.24	(1.26)	35
2023	10.33	(0.12)	2.01	1.89	–	(0.53)	(0.53)	11.69	18.39	12,898	2.34	2.34	2.27	(1.06)	35
2022	13.24	(0.12)	(2.26)	(2.38)	–	(0.53)	(0.53)	10.33	(17.98)	11,396	2.35	2.35	2.35	(1.07)	35
2021	12.61	(0.21)	3.78	3.57	–	(2.94)	(2.94)	13.24	29.46	14,871	2.26	2.26	2.26	(1.35)	69
Royce Small-Cap Opportunity Fund–R Class
2025	$13.42	$(0.11)	$1.67	$1.56	$–	$(1.32)	$(1.32)	$13.66	11.21%	$37,822	1.89%	1.89%	1.89%	(0.86)%	51%
2024	13.18	(0.12)	1.43	1.31	–	(1.07)	(1.07)	13.42	9.54	40,741	1.85	1.85	1.85	(0.87)	35
2023	11.61	(0.08)	2.25	2.17	–	(0.60)	(0.60)	13.18	18.76	45,422	1.85	1.85	1.85	(0.63)	35
2022	14.80	(0.07)	(2.53)	(2.60)	–	(0.59)	(0.59)	11.61	(17.54)	38,971	1.85	1.85	1.85	(0.57)	35
2021	14.03	(0.16)	4.20	4.04	–	(3.27)	(3.27)	14.80	30.01	51,537	1.81	1.81	1.81	(0.90)	69
Royce Small-Cap Special Equity Fund–Consultant Class
2025	$13.78	$0.13	$0.23	$0.36	$(0.21)	$(1.24)	$(1.45)	$12.69	2.29%	$11,039	2.46%	2.45%	2.24%	0.99%	12%
2024	15.49	0.17 [1]	0.24	0.41	(0.25)	(1.87)	(2.12)	13.78	2.00	13,029	2.35	2.35	2.24	1.10 [1]	5
2023	14.49	0.05	1.63	1.68	(0.09)	(0.59)	(0.68)	15.49	11.64	15,317	2.36	2.35	2.31	0.35	14
2022	17.37	(0.04)	(1.25)	(1.29)	–	(1.59)	(1.59)	14.49	(7.43)	15,189	2.40	2.40	2.40	(0.23)	23
2021	16.60	(0.05)	3.50	3.45	(0.01)	(2.67)	(2.68)	17.37	21.16	25,068	2.31	2.31	2.31	(0.29)	42

The Royce Fund Prospectus 2026  |  25

Financial Highlights

This table is intended to help you understand the financial performance of each Fund Class over the past five years. The table reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s annual financial statements and other important information, is included in the Fund’s 2025 Annual Report to Shareholders and a separate document containing such annual financial statements and other important information, which are available at www.royceinvest.com/literature or upon request.

						Distributions					Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Small-Cap Total Return Fund–Consultant Class
2025	$8.05	$(0.01)	$0.15	$0.14	$(0.01)	$(0.84)	$(0.85)	$7.34	1.52%	$71,049	2.27%	2.27%	2.17%	(0.19)%	59%
2024	7.83	(0.04)	0.75	0.71	(0.12)	(0.37)	(0.49)	8.05	8.79	81,872	2.24	2.24	2.20	(0.46)	51
2023	6.89	(0.01)[2]	1.58	1.57	(0.14)	(0.49)	(0.63)	7.83	22.91	85,488	2.25	2.24	2.24	(0.17)[2]	65
2022	9.18	0.00	(1.31)	(1.31)	–	(0.98)	(0.98)	6.89	(14.15)	84,448	2.23	2.23	2.23	0.01	62
2021	9.75	0.01	2.31	2.32	(0.01)	(2.88)	(2.89)	9.18	24.63	112,649	2.18	2.18	2.18	0.09	64
Royce Small-Cap Total Return Fund–R Class
2025	$8.08	$0.01	$0.15	$0.16	$(0.03)	$(0.84)	$(0.87)	$7.37	1.80%	$20,834	1.94%	1.94%	1.85%	0.15%	59%
2024	7.85	(0.01)	0.76	0.75	(0.14)	(0.38)	(0.52)	8.08	9.26	22,112	1.89	1.89	1.85	(0.11)	51
2023	6.92	0.01 [2]	1.59	1.60	(0.18)	(0.49)	(0.67)	7.85	23.28	22,322	1.91	1.91	1.91	0.17 [2]	65
2022	9.20	0.03	(1.32)	(1.29)	(0.01)	(0.98)	(0.99)	6.92	(13.87)	20,180	1.91	1.91	1.91	0.32	62
2021	9.76	0.05	2.31	2.36	(0.04)	(2.88)	(2.92)	9.20	25.01	27,040	1.85	1.85	1.85	0.42	64

[1]	For Royce Small-Cap Special Equity Fund, a special distribution in 2024 from Ennis resulted in an increase in net investment income (loss) per share of $0.07 and an increase in the ratio of net investment income (loss) to average net assets of 0.44% for the Consultant Class.

[2]	For Royce Small-Cap Total Return Fund, a special distribution in 2023 from Tel Aviv Stock Exchange resulted in an increase in net investment income (loss) per share of $0.01 and an increase in the ratio of net investment income (loss) to average net assets of 0.16% for the Consultant Class and $0.01 per share and 0.17% for the R Class.

26  |  The Royce Fund Prospectus 2026

Royce’s Investment Universe

Investing in Small-Cap Companies

The large and diverse universe of small-cap companies available for investment by the Funds consists primarily of those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution (that is, the reconstitution rank date), which was $7.4 billion in May 2025. Certain Funds in this Prospectus may also invest a portion of their assets in mid-cap securities. Royce defines mid-cap as those companies that have a market capitalization not greater than that of the largest company in the Russell Midcap® Index at the time of its most recent reconstitution (that is, the reconstitution rank date)—$58.5 billion in May 2025.

Compared to larger-cap companies, small-cap companies offer different investment opportunities and are subject to additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors, and may not have steady earnings growth. The securities of such companies may also be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the Funds may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. In addition, the purchase or sale of more than a limited number of shares of the securities of a small-cap company may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts and/or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on the securities of small-cap companies generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

Within small-cap, Royce further defines companies as micro-cap that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution (that is, the reconstitution rank date), which was $1.3 billion in May 2025. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them than about larger small-cap companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than larger small-cap securities and mid-cap securities, and Royce may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading below Royce’s estimate of the company’s current worth, also involve increased risk.

Certain Funds invest primarily in “growth” stocks while other Funds invest primarily in “value” stocks. Growth stocks as a group may be out of favor and underperform the overall equity market when the market concentrates on value stocks or during periods of high or increasing interest rates, and value stocks may be out of favor and underperform when the market concentrates on growth stocks or during periods of low or declining interest rates. Additionally, growth securities may not meet expectations and value securities may continue to underperform, or undervaluation may become more severe. This may result in the total returns of a Fund being lower relative to Funds investing primarily in securities of the other designation.

Companies within the Russell 2000 Index with higher market caps than the largest company in the Russell Microcap Index have a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices. In general, mid-caps share many of the same characteristics as those larger small-cap companies. As a result, Royce may employ a more concentrated investment approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.

The Funds may invest in other investment companies that invest primarily in equity securities, subject to compliance with their respective investment restrictions and the Investment Company Act of 1940 (the “1940 Act”).

The Funds may also invest in foreign securities to varying degrees. For more information regarding investing in foreign securities, see page 31.

Investment Approaches

Royce’s portfolio managers use various methods primarily rooted in the valuation of each stock and evaluation of each company in managing the Funds’ assets. In selecting securities for the Funds, they evaluate the quality of a company’s balance sheet and other measures of a company’s financial condition and profitability, such as the history and/or potential for improvement in cash flow generation, internal rates of return, and sustainable earnings. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects (especially in Royce Micro-Cap, Small-Cap Opportunity, and Small-Cap Total Return Funds), or its turnaround potential following an earnings disappointment or other business difficulties (especially in Royce Small-Cap Opportunity and Small-Cap Total Return Funds). The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

The Royce Fund Prospectus 2026 | 27

Market capitalization is the number of a company’s outstanding shares of stock multiplied by its most recent closing price per share.

Royce’s portfolio managers generally invest in equity securities of companies that are trading below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. For these purposes, the term “equity security” has the meaning set forth in the Securities Exchange Act of 1934, as amended, and includes (without limitation) common stocks, preferred stocks, convertible securities, warrants, and rights. In addition, seeking long-term growth of capital, Royce’s portfolio managers generally consider the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

Royce’s valuation-based approaches to stock selection strive to reduce some of the other risks of investing in the securities of small-cap and/or mid-cap companies (for each Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets. Royce Micro-Cap and Small-Cap Opportunity Funds may place less emphasis on balance sheet quality if other factors warrant, such as a company’s potential ability to generate free cash flow. Royce attempts to mitigate company-specific risk for Royce Micro-Cap, Small-Cap, and Small-Cap Opportunity Funds by investing in a relatively larger number of issuers.

While there can be no assurance that these or other approaches will be successful, Royce believes that it can reduce some of the risks of investing in small-cap and mid-cap companies whose businesses can be less diversified and whose securities exhibit substantially greater market price volatility than those of larger-cap companies. For more information regarding the specific investment approach used for each Fund’s portfolio, see pages 2-24.

Royce Premier Fund typically invests a significant portion of its assets in a limited number of issuers. As of December 31, 2025, each of Royce Small-Cap Special Equity and Small-Cap Total Return Funds also invested a significant portion of its assets in a limited number of issuers. Each of these portfolios may involve considerably more risk to investors than one that invests in a larger number of issuers because such a portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event.

As of December 31, 2025, each Fund invested a significant portion of its assets in companies from a single sector or a limited number of sectors. A Fund that invests a significant portion of its assets in companies from a single sector or a limited number of sectors may subject investors to considerably more risk than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s).

Although Royce’s security selection methods may reduce downside risk to Fund portfolios, especially during periods of broad small-company stock market declines, they may also potentially have the effect of limiting gains in strong small-company up markets.

Environmental, Social, and Governance (“ESG”)
Investment Considerations and Risks

ESG factors may have a material impact on the business risk and financial performance of portfolio companies held by a Fund. Royce seeks to ensure, to the extent applicable, that material ESG factors are incorporated as inputs to the investment analysis of such portfolio companies. Royce defines material ESG factors as those that it believes may materially impact a portfolio company’s cash flows, balance sheet, reputation, and/or enterprise value. Materiality is the core principle of Royce’s approach to ESG integration, as particular factors may or may not be meaningful to different business models, industries, and regions. No assurance can be given that ESG factors will, in fact, contribute to the long-term investment performance of any particular portfolio company or that Royce’s assessment of material ESG factors in respect of any particular portfolio company will be correct.

Evaluation of what Royce believes to be material ESG risks is only one component of Royce’s assessment of a potential investment by a Fund and, as with its consideration of other factors and risks, may not be a determinative factor in any instruction or recommendation to purchase, sell, or hold a security. In addition, where such material ESG factors are considered, the importance given to such ESG factors may vary across Royce investment staff members and accounts to which they are assigned and across different types of investments, sectors, industries, regions, and issuers. ESG factors considered, and the importance placed upon those factors, may change over time. Royce may not assess every investment by a Fund for ESG factors, and when it does, not every ESG factor may be identified or evaluated. The assessment of ESG-related risk(s) for a portfolio company by Royce investment staff members also may vary across the various accounts to which they are assigned, even if such accounts employ identical or substantially similar ESG integration approaches. Royce investment staff members are under no obligation to exclude investments with relatively poor third-party ESG ratings or metrics from a Fund. There is also no minimum ESG risk rating for an investment to be held by a Fund. There are no prescribed methods or standards within Royce or among Royce investment staff members for evaluating or assessing third-party or internally generated ESG-related information, data, metrics, and ratings.

The assessment of material ESG factors for a portfolio company by Royce investment staff members is subjective and may differ from those of other institutional investors, third-party service providers (e.g., ratings providers), and/or other funds, and may be dependent on the availability of timely, complete, and accurate ESG data and research from issuers and/or third-party providers, the timeliness, completeness, and accuracy of which is outside of the control of Royce and its investment staff members. ESG factors are often not uniformly measured or defined,

28 | The Royce Fund Prospectus 2026

which could impact the ability of Royce investment staff members to evaluate a portfolio company.

The Funds’ investments in cash and cash equivalents and their securities lending activities are not assessed by Royce for ESG factors.

Certain Additional Risks

Certain risks are much broader than the company-specific risks described above. The market values of equity securities will fluctuate, sometimes sharply and unpredictably, due to changes in overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental actions or interventions; actions taken by the U.S. Federal Reserve or foreign central banks; market disruptions caused by trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; the continued development and adoption of artificial intelligence (“A.I.”); and other events or factors that may or may not be directly related to the issuer of a security or other assets held by a Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. Disruptions to supply chains, consumer demand, and employee availability stemming from such events could have long-lasting impacts. As a result, whether or not a Fund invests in securities of issuers located in, or with significant exposure to, the countries or markets directly affected by such events, the value and liquidity of the Fund’s investments may be negatively affected. For example, following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value.

After a period of interest rate increases and quantitative tightening measures, the U.S. Federal Reserve and other central banks recently reversed course by lowering rates and reducing or eliminating such measures. The ongoing effects of these policy changes on inflation, financial markets, and the overall economy remain uncertain.

Any failure to increase the ceiling on U.S. government debt (i.e., the total amount that the U.S. government is authorized to borrow) could negatively affect the operating results of companies held in the Funds’ portfolios, leading to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Persistent inflation and stagnant economic growth could negatively affect the operating results of companies held in the Funds’ portfolios, adversely affect the value and liquidity of each Fund’s investments, impair each Fund’s ability to satisfy redemption requests, and negatively impact each Fund’s performance.

In accordance with any applicable investment policies, each Fund may from time to time hold a significant portion of its assets in cash and/or cash equivalents (i.e., repurchase agreements). Such an investment approach may result in lower returns and can expose the Fund to inflation risk, as the purchasing power of cash may erode over time. Additionally, cash reserves may lead to missed investment opportunities, as a Fund may not be fully invested in securities that could potentially offer higher returns. Repurchase agreements involve certain risks, including the risk that the counterparty may default on its obligations. Further, market fluctuations can affect the value of the securities underlying repurchase agreements, impacting the Fund’s ability to recover its investment. This strategy may result in lower overall returns during periods of market appreciation.

An investment in any of the Funds may not be appropriate for all investors. None of the Funds are intended to be a complete investment program or a short-term trading vehicle. The Funds are designed for long-term investors who can accept the risks associated with owning shares in an actively managed fund that invests: (i) primarily in micro-cap companies (in the case of Royce Micro-Cap Fund); (ii) primarily in small-cap companies (in the case of Royce Small-Cap and Small-Cap Opportunity Funds); and (iii) in a limited number of small-cap companies (in the case of Royce Premier, Small-Cap Special Equity, and Small-Cap Total Return Funds).

Due to the increased use of technology across the investment management industry, including the use of A.I. and web-based portfolio analytic tools, the Funds may have an increased exposure to operational and information security risks resulting from cybersecurity incidents. A cybersecurity incident refers to intentional or unintentional acts which may allow an unauthorized party to gain access to certain proprietary information, including Fund holdings, Fund or shareholder data, and/or material non-public information. Examples of cybersecurity incidents include one or more unauthorized parties obtaining access to a Fund’s digital information and/or systems through “hacking” and/or malicious software attacks, including denial-of-service and/or cyber extortion (i.e., “ransomware”) attacks.

Cybersecurity incidents may cause the Funds and/or Royce to suffer data breaches, data corruption, and/or loss of operational functionality. These incidents also may result in disruptions to Fund operations, potentially resulting in significant losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions, or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cybersecurity risk management costs; and other adverse consequences. Cybersecurity incidents involving the Funds’ third-party service providers, brokers or other trading counterparties, or companies in which a Fund invests may also subject the Funds to many of the same risks associated with direct cybersecurity incidents. Moreover, cybersecurity breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the applicable Fund’s investment to lose value. The Funds and Royce have established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity incidents. However, there are inherent limitations in these plans and systems because different or unknown threats may emerge in the future. Additionally, the Funds and Royce have limited ability to prevent or mitigate cybersecurity incidents

The Royce Fund Prospectus 2026 | 29

affecting third-party service providers, and such service providers may have limited indemnification obligations to the Funds or Royce. As such, there is no guarantee that these efforts will succeed. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, which may be increased based on the issuers’ industry, sector, and location, among other factors. To the extent an issuer experiences a cybersecurity incident or threat, and such incident or threat is made public, the value of the affected securities could decline, sometimes significantly. There is also a risk that cybersecurity breaches may not be detected for short or long periods of time, which may increase the losses to each affected Fund.

Investment Objectives, Policies, and Limitations

Each of Royce Small-Cap Opportunity and Small-Cap Special Equity Funds may not invest more than 25% of its total assets in the securities of foreign issuers (i.e., those issuers headquartered outside of the United States). Such investment policies are considered “fundamental” (as defined in the 1940 Act) and therefore cannot be changed without the approval of the Board of Trustees of the Trust (the “Board”) and a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the relevant Fund.

Each Fund’s investment objective and the other investment policies described in this Prospectus are not considered fundamental (except as described immediately above) and, therefore, may be changed by a majority vote of the Board without shareholder approval.

Temporary Investments

Each of the Funds may invest without limit in short-term fixed income securities for temporary defensive purposes. If a Fund should implement a temporary investment policy, such policy would be inconsistent with its investment goal and the Fund may not achieve its investment goal while that policy is in effect. Each Fund also may invest in short-term fixed income securities in order to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions.

30 | The Royce Fund Prospectus 2026

Investing in Foreign Securities

Royce defines “foreign” as those securities of companies headquartered outside the United States. Royce believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends, and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments. Each Fund may invest in securities of companies whose economic fortunes are linked to non-U.S. countries but that do not meet the Fund’s definition of a foreign security (i.e., being headquartered outside of the United States). To the extent a Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to non-U.S. country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing foreign securities.

The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies because the Funds do not intend to hedge their foreign currency exposure; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in certain foreign markets than in the United States; possible imposition of foreign taxes; the possibility of trade disputes resulting from non-reciprocal tariffs or market access arrangements, the possibility of expropriation or confiscatory taxation, seizure, or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions, and other adverse political, social, economic, environmental, public health, and/or other developments that could affect a Fund’s investments; possible difficulties in obtaining and/or enforcing legal judgments in foreign courts; restrictions or prohibitions on foreign investment, including prohibitions or restrictions on investments in specific industries or market sectors; limitations on the total amount or type of position in any single issue; possible imposition by foreign governments of prohibitions or substantial restrictions on foreign investments in their capital markets or in certain industries; sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

Developing Countries

The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that a Fund invests in companies headquartered in developing, or emerging market, countries. Developing (or emerging market) countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, Israel, and Western European countries (as defined in The Royce Fund’s Statement of Additional Information). Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in the early stages of development but progressing rapidly, and such countries may lack the social, political, legal, and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of each Fund’s assets denominated in such currencies because the Funds do not intend to hedge their foreign currency exposure. Some developing countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. Countries that benefit from non-reciprocal tariff and market access arrangements could be subject to countermeasures from trading partners. In addition, unanticipated political, social, economic, environmental, public health, and/or other developments may affect the value of a Fund’s investments in these countries and the Fund’s ability to make additional investments in these countries. The small size, limited trading volume, and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries less liquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little ESG, financial, or accounting information available with respect to companies headquartered in these countries, and it may be difficult as a result to assess the risks, value, or prospects of an investment in such companies.

The Royce Fund Prospectus 2026 | 31

Management of the Funds

Royce & Associates, LP, a limited partnership organized under the laws of Delaware, is the Funds’ investment adviser and is responsible for the management of their assets. Royce & Associates primarily conducts its business under the name Royce Investment Partners (“Royce”). Royce has been investing in smaller-company securities with a value approach for more than 50 years. Its offices are located at One Madison Avenue, Suite 1700, New York, NY 10010. Royce is a majority-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of December 31, 2025, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.68 trillion. As part of Franklin Templeton, Royce continues to retain operating control of its investment organization, portfolio management teams, and brand.

Christopher D. Clark Chief Executive Officer, President, Co-Chief Investment Officer Employed by Royce since 2007
Francis D. Gannon Co-Chief Investment Officer Employed by Royce since 2006 Portfolio Manager for: Royce Small-Cap Fund
Charles R. Dreifus, CFA® Portfolio Manager Employed by Royce since 1998 Portfolio Manager for: Royce Small-Cap Special Equity Fund
Jay S. Kaplan, CFA® Portfolio Manager Employed by Royce since 2000 Portfolio Manager for: Royce Small-Cap Fund
Lauren A. Romeo, CFA® Portfolio Manager Employed by Royce since 2004 Portfolio Manager for: Royce Premier Fund (Co-Lead) Royce Small-Cap Fund

Steven G. McBoyle

Portfolio Manager

Employed by Royce since 2007

Portfolio Manager for:

Royce Premier Fund (Co-Lead)
Royce Small-Cap Fund

Assistant Portfolio Manager* for:

Royce Small-Cap Special Equity Fund

James P. Stoeffel Portfolio Manager Employed by Royce since 2009 Portfolio Manager for: Royce Micro-Cap Fund Royce Small-Cap Opportunity Fund
Brendan J. Hartman Portfolio Manager Employed by Royce since 2009 Portfolio Manager for: Royce Small-Cap Opportunity Fund (Lead)
Miles Lewis, CFA® Portfolio Manager Employed by Royce since 2020 Portfolio Manager for: Royce Small-Cap Fund Royce Small-Cap Total Return Fund (Lead)
Previously a Portfolio Manager (2014-2020) and investment analyst (2010-2014) for the Small-Cap Value Fund and Strategy at American Century Investments.
James J. Harvey, CFA® Portfolio Manager Employed by Royce since 1999 Portfolio Manager for: Royce Small-Cap Opportunity Fund
* Assistant portfolio managers may have investment discretion over a portion of a Fund’s portfolio subject to supervision by the Fund’s portfolio manager(s).

32 | The Royce Fund Prospectus 2026

Andrew S. Palen Portfolio Manager Employed by Royce since 2015 Portfolio Manager for: Royce Small-Cap Fund Assistant Portfolio Manager* for: Royce Micro-Cap Fund Royce Premier Fund
Kavitha Venkatraman Portfolio Manager Employed by Royce since 2021 Assistant Portfolio Manager* for: Royce Small-Cap Opportunity Fund
Previously an Equity Analyst at Alpine Peaks Capital (2020-2021), Pzena Investment Management (2016-2020), Steinberg Asset Management (2014-2016), and Blackrock (2010-2013).
Joseph Hintz, CFA® Portfolio Manager Employed by Royce since 2021 Portfolio Manager for: Royce Small-Cap Total Return Fund
Previously a Senior Investment Analyst (2021) at American Century Investments, as well as an Investment Analyst (2015-2021) and an Investment Analyst Summer Associate (2014).
Tim Hipskind, CFA®, CPA Portfolio Manager Employed by Royce since 2021 Assistant Portfolio Manager* for: Royce Small-Cap Special Equity Fund
Previously an Analyst at CFRA Research (2017-2021), as well as a Senior Analyst – Financial Due Diligence at KPMG (2016-2017) and a Senior Audit Associate at KPMG (2013-2016).
Jag Sriram, CFA® Portfolio Manager Employed by Royce since 2020 Assistant Portfolio Manager* for: Royce Small-Cap Total Return Fund
Previously a Senior Vice President at Olesen Value Fund (2014-2020). Prior to that, he was a Vice President at Patriarch Management (2011-2014).

* Assistant portfolio managers may have investment discretion over a portion of a Fund’s portfolio subject to supervision by the Fund’s portfolio manager(s).

The Royce Fund’s Statement of Additional Information provides more information about the structure of the portfolio managers’ compensation, other accounts that they manage, and their ownership of shares in the Fund(s) that each manages.

Royce Fund Services, LLC (“RFS”) and Rule 12b-1 Plan

RFS distributes the Funds’ shares. The Royce Fund (the “Trust”) has adopted a distribution plan for the Consultant and R Classes of the Funds under Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan and the distribution agreements, the Consultant and R Classes are obligated to pay a fee to RFS at the annual rate of up to 1.00% and 0.50% per year of their respective average net assets. RFS will use these fees primarily to cover sales-related and account maintenance costs and to pay service and other fees to financial intermediaries that introduce investors to the Consultant and/or R Classes of the Funds. Because these fees are paid out of each Fund’s assets in the Consultant and R Classes on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Neither the Plan nor the distribution agreements currently provide for any suspension or reduction of the 1.00% or 0.50% fees payable by the Consultant or R Class, respectively, of any Fund if it closes to new investors. In addition, the Plan may be terminated with respect to the Consultant or R Class shares of a Fund by vote of a majority of the outstanding shares of the Consultant or R Class, or by vote of a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the plan, on subsequent written notice to shareholders.

Other Types of Financial Intermediary Compensation

If you purchase Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary, or through a firm that provides recordkeeping and other shareholder services to employee benefit plans (“Retirement Plan Recordkeepers”), the shares may be held in the name of that party on the Fund’s books. RFS, Royce, and/or certain of their affiliates may compensate broker-dealers, Retirement Plan Recordkeepers, and other financial intermediaries that introduce investors to the Fund, provide the opportunity to distribute the Fund through their sales personnel, provide access to their sales personnel and branch offices, place the Funds on the financial intermediaries’ list of offered funds, and/or provide certain additional administrative services to their customers who own Fund shares. Certain of such payments, sometimes referred to as “revenue sharing” or “marketing support,” may be made from the resources of Royce and/or certain of its affiliates, which resources may include profits from their relationships with the Funds but are not made by the Funds. Please see The Royce Fund’s Statement of Additional Information for additional details.

In addition, the Board has authorized the Funds to compensate financial intermediaries for services which are non-distribution-related, including recordkeeping, account maintenance, or other shareholder services. The actual services provided, and the payments made for such services, vary from firm to firm.

The Royce Fund Prospectus 2026 | 33

Payments to third parties (each, a “financial intermediary”) may: (i) be substantial to any given financial intermediary, (ii) be more or less than the payments received by a financial intermediary with respect to other mutual funds, and (iii) exceed the costs and expenses incurred by the financial intermediary for any servicing activities in respect of the Funds. Revenue sharing and shareholder servicing arrangements are separately negotiated between Royce and/or its affiliates and the financial intermediaries receiving these payments.

Revenue sharing payments are often intended to influence financial intermediaries to recommend or sell a Fund over other mutual funds. Shareholder servicing payments may also influence financial intermediaries to recommend or sell a Fund over other mutual funds; however, that is not the intent of such payments. You should ask your financial intermediary about these differing interests and how the financial intermediary and its employees and associated persons are compensated for administering your Fund investment. Revenue-sharing and shareholder servicing payments may benefit Royce to the extent that the payments result in more assets, on which fees are charged by Royce, being invested in a Fund. See The Royce Fund’s Statement of Additional Information for more information.

For the year ended December 31, 2025, Royce made payments for distribution and/or administrative services related to the Consultant and R Class shares of the Funds to broker-dealers, Retirement Plan Recordkeepers, and other financial intermediaries out of its own resources in the amount of $387,781. More information about these arrangements can be found in The Royce Fund’s Statement of Additional Information.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) is the custodian of the Funds’ securities, cash, and other assets. SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) is the Funds’ transfer agent.

Investment Advisory Services Provided By Royce

Royce receives advisory fees monthly as compensation for its services to the Funds. The annual rates of these fees, before any waiver or expense reimbursements to cap the expense ratios for certain Fund share classes at specified levels as shown under each Fund’s respective “Fees and Expenses” table, are as follows:

Annual Rate of Fund’s Average Net Assets

ROYCE MICRO-CAP, PREMIER, SMALL-CAP OPPORTUNITY, SMALL-CAP SPECIAL EQUITY, AND SMALL-CAP TOTAL RETURN FUNDS

• 1.00% of the first $2,000,000,000

• 0.95% of the next $1,000,000,000

• 0.90% of the next $1,000,000,000

• 0.85% of any additional average net assets

ROYCE SMALL-CAP FUND • 1.00% of the first $50,000,000 • 0.875% of the next $50,000,000 • 0.75% of any additional average net assets

2025 Actual Net Investment Advisory Fees (After waivers, paid to Royce on average net assets)
Royce Micro-Cap Fund	1.00%
Royce Premier Fund	1.00%
Royce Small-Cap Fund	0.76%
Royce Small-Cap Opportunity Fund	1.00%
Royce Small-Cap Special Equity Fund	1.00%
Royce Small-Cap Total Return Fund	0.91%

For a discussion of the basis of the Board’s most recent approval of the Funds’ investment advisory agreements, please see the Funds’ Form N-CSRS filing for the period ended June 30, 2025.

34 | The Royce Fund Prospectus 2026

General Shareholder Information

For a more detailed discussion of The Royce Fund policies regarding direct ownership of Fund shares, including information on opening accounts, buying, redeeming, exchanging, and transferring ownership of Consultant Class shares, please see the Guide for Direct Shareholders, which begins on page 40.

Purchasing Shares

Consultant Class Shares of The Royce Funds are generally offered only through certain broker-dealers, and R Class Shares are generally offered only through certain broker-dealers to “Retirement Plans” held on the books of the Funds through omnibus account arrangements. “Retirement Plans” include 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit pension plans, profit sharing plans, nonqualified deferred compensation plans, and other similar employer-sponsored retirement plans and rollover accounts from such plans to individual retirement vehicles, such as Traditional and Roth IRAs. “Retirement Plans” do not include individual retirement vehicles, such as Traditional and Roth IRAs, Coverdell Education Savings Accounts, individual 403(b)(7) custodian accounts, Keogh plans, or Section 529 college savings accounts. R Class shares are also not available to retail non-retirement accounts, SEPs, SARSEPs, or SIMPLE IRAs.

Purchasing Shares

Minimum initial investments for Consultant Class shares purchased directly from The Royce Fund.
ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None
The minimum for subsequent investments is $50, regardless of account type.

If you purchase shares of any Fund through a third party, such as a broker-dealer, bank, or other financial intermediary, or through Retirement Plan Recordkeepers, share class eligibility, investment minimums, commissions, fees, policies, and procedures may differ from those described in this Prospectus. Such third parties may convert Fund shares of one class held by you for shares of another class of that Fund in order to ensure compliance with such eligibility requirements, policies, and procedures. For example, a conversion of Consultant Class shares to Service Class shares (or the appropriate share class) of the Fund may be initiated by a third party (and not by a Fund or RFS), as described in more detail below, if such Consultant Class shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of such third party. Such conversions would be effected solely on the basis of the relative net asset values of the respective shares to be converted without the imposition of any sales charges by the Fund or RFS. The class of shares received by you in such a conversion may be subject to higher fees and expenses than the class of shares held by you immediately prior to such conversion. Third parties may also initiate an exchange of Fund shares of one class held by you for shares of an available lower cost share class of that Fund upon transfer of such shares into a different type of program (e.g., investment advisory vs. brokerage) offered by such third party. You should contact your financial intermediary for additional information regarding share class eligibility, investment minimums, commissions, fees and expenses, policies, and procedures which may differ from those described in this Prospectus.

The Royce Fund reserves the right both to suspend the offering of any Fund’s shares to new investors and to reject any specific purchase request. None of the Funds offer their shares for sale outside of the United States.

The Royce Fund reserves the right to reinvest the proceeds from any dividends from net investment income, distributions from net realized capital gains, or redemptions of shares which a shareholder has chosen to receive by check if the check remains uncashed for more than 180 days. No interest will accrue on the amount of such uncashed checks, which will be reinvested in additional shares of the applicable Fund at the net asset value per share at the time of the reinvestment. If a shareholder has chosen to receive distributions in cash and a check remains uncashed for more than 180 days, subsequent dividends and distributions may be reinvested automatically in additional shares of the applicable Fund. In addition, a shareholder’s participation in an automatic withdrawal plan may be terminated if a check remains uncashed. These policies may be waived for closed accounts as well as for certain retirement or other qualified plans.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. The Fund has appointed an anti-money laundering compliance officer. When you open a new account to buy shares of the Fund, the Fund or your financial intermediary may ask for your name, address, date of birth, Social Security or Taxpayer Identification Number, and other information that will allow the Fund or your financial intermediary to identify you. If the Fund or your financial intermediary is unable to adequately verify your identity within the time

The Royce Fund Prospectus 2026 | 35

frames set forth in the law, your account may not be opened, or your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this automatic redemption. If you need help completing your account application for direct investment in The Royce Funds please call SS&C GIDS Shareholder Services at (800) 841-1180.

Redeeming Shares

You may request to redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements. Please see “Frequent Trading of Fund Shares” below.

Contingent Deferred Sales Charge for Consultant Class Shares

A 1.00% contingent deferred sales charge (“CDSC”) is assessed on new purchases of Consultant Class shares held for less than 365 days. The CDSC is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation. The CDSC is payable to RFS as compensation for its expenses in selling shares, including paying compensation to broker-dealers and other financial intermediaries.

Each CDSC will be paid to RFS out of the proceeds otherwise payable to you. RFS generally pays broker-dealers and other financial intermediaries selling Consultant Class shares a commission of 1.00% of the purchase price of those shares, and RFS will retain the CDSC and an annual distribution/service fee of 1.00% of the average daily net assets of the Consultant Class shares not redeemed during such period. Starting on the 365th day after purchase, the third-party broker-dealers or other financial intermediaries will receive an annual distribution/service fee of up to 1.00% of the average daily net assets of the Consultant Class shares that they service.

When you request a redemption, shares held for 365 days or longer, and therefore not subject to a CDSC, will be redeemed first.

You will not pay a CDSC on:

•	Exchanges between Consultant Classes of The Royce Funds

•	Shares acquired through reinvestment of distributions

•	Shares no longer subject to the CDSC

The CDSC will generally be waived for:

•	Participants in Automatic Investment or Withdrawal Plans

•	Certain profit sharing or retirement plans

•	Certain pre-approved group investment plans and charitable organizations

Please note that these exemptions may not be available to investors who hold Consultant Class shares through certain broker-dealers and other financial intermediaries. In addition, it is the investor’s responsibility in all instances to notify the applicable broker-dealer or financial intermediary, at or before the time of redemption, of their eligibility for any CDSC exemption. Such broker-dealers or financial intermediaries will determine your eligibility for a CDSC exemption and will apply it to your redemption as appropriate. Please see Appendix A to this Prospectus for more information about CDSC waivers at certain specific broker-dealers.

Other Redemption Information

The Funds will normally make redemptions in cash for shareholders who hold shares that are registered in their own name. Each Fund typically expects to send (via check, wire, or ACH) redemption payments to such shareholders within two business days after the transfer agent’s receipt of a redemption request in Good Order (as defined on page 42). For accounts held through financial intermediaries, the length of time that a Fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the financial intermediary and the Fund. For redemption proceeds for intermediary-held accounts that are paid either directly to you from a Fund or to your financial intermediary for transmittal to you, the Fund typically expects to make payments by wire, by ACH, or by issuing a check on the next business day following receipt of a redemption request in Good Order. Redemption requests that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption request in Good Order. The financial intermediary, if applicable, is responsible for transmitting redemption proceeds to shareholders. Notwithstanding the above, under certain circumstances and when deemed to be in the best interest of a Fund, redemption proceeds may take up to seven calendar days to be sent after receipt of a redemption request in Good Order. In addition, with respect to investors redeeming shares that were purchased by check or through ACH, redemption proceeds may not be sent until payment for the entire purchase is collected, which may take up to 15 calendar days.

The Funds typically expect to satisfy redemption requests solely in cash by either using available cash on hand (or cash equivalents) and/or by selling portfolio securities to raise such cash. The Funds may use other methods to satisfy redemption requests solely in cash, including using a line of credit or participating in an inter-fund lending program in reliance on exemptive relief from the SEC. These methods may be used during both normal and stressed market conditions.

The Royce Fund also reserves the right to satisfy a shareholder’s redemption request through the distribution of a Fund’s portfolio securities to such shareholder in full or partial satisfaction of such redemption request. The distribution of a Fund’s portfolio securities to a shareholder in full or partial satisfaction of a redemption request is often referred to as a “redemption-in-kind.” Redemptions-in-kind may be used for a variety of reasons, including, without limitation, to mitigate the potential dilutive effects of large redemptions on the Fund and its remaining shareholders. However, because shareholders who receive portfolio securities from a Fund as part of a redemption-in- kind may sell some or all such securities, no assurance can be given that such actions will not negatively affect the market value of the portfolio

36 | The Royce Fund Prospectus 2026

securities distributed as part of the redemption-in-kind and, in turn, the net asset value per share of the Fund.

A shareholder will receive either a pro rata basket of the Fund’s portfolio securities (allowing for adjustments to prevent distributions of restricted shares, fractional shares, and odd-lot numbers of shares), or a custom basket of the Fund’s portfolio securities, as part of any redemption-in-kind. Royce may, in its discretion, omit a security from a custom basket, or adjust the weighting of a security included in a custom basket, when processing a redemption-in-kind for a variety of reasons, including, without limitation, changes in the applicable Fund’s investment strategy and portfolio holdings, possession of material non-public information related to the relevant security, corporate actions, or because the relevant security is being “fair valued.” All portfolio securities distributed in connection with a redemption-in-kind will be valued for such purposes at the same value assigned to them in calculating the relevant Fund’s net asset value per share.

Redemptions-in-kind are typically effected by delivering the relevant portfolio securities to the redeeming shareholder within seven days after the receipt of a redemption request in Good Order. Redeeming shareholders will bear market, liquidity, and other risks associated with all securities received as part of a redemption-in-kind. Redeeming shareholders may also have to pay transaction costs to dispose of such securities and may incur adverse tax consequences in connection with the redemption-in-kind.

The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below a Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds from any involuntary redemptions would be paid promptly to the shareholder.

The Royce Fund also may suspend redemption privileges or postpone payment for the Funds beyond seven days (1) for any period (A) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by a Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders. The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Frequent Trading of Fund Shares

Large, frequent, and short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs associated with trading its portfolio securities. Under certain circumstances, frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.

The Board has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. As a result, the Board has adopted a policy that is intended to detect and discourage excessive trading and market timing abuses (i.e., from trading that could be detrimental to long-term shareholders of the Funds) (the “Policy”).

The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a Fund either preceded or followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan, a systematic withdrawal plan, or initiated by a third party to ensure compliance with its eligibility requirements, policies, and procedures are not considered when determining Round Trips.

The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the Policy, the Funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading. With respect to accounts where shareholder transactions are initiated, processed, or records are kept, by third-party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions initiated or placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Funds will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan, or similar account, is short term or excessive and/or whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading and market timing policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.

Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity and/or market timing, there can be no assurance that all such trading activity can be identified, prevented, or terminated.

The Royce Fund Prospectus 2026 | 37

Net Asset Value Per Share

Net asset value per share (“NAV”) is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Equity securities that are owned by the Funds and listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. If the value of a portfolio security held by a Fund cannot be determined solely by reference to these inputs, such portfolio security will be “fair valued.” The Board has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Board and policies and procedures adopted by Royce in its capacity as valuation designee for the Trust.

Undistributed income and gains will be reflected in the Fund’s NAV and, correspondingly, distributions of the Fund’s income and gains will reduce the Fund’s NAV. Undistributed income and gains, like all Fund assets, can fluctuate in value over time. Please see “Dividends, Distributions, and Taxes” for more information about the Fund’s distribution policies, including the general frequency of distributions.

In certain cases, market value may be determined using information provided by a pricing service approved by the Board. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. No assurance can be given that the Funds would obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the NYSE (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer-specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of relevant non-U.S. securities. Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system are fair valued in accordance with the valuation policies and procedures referenced above. When fair value pricing is employed, the price of securities used by a Fund may differ from quotes or published prices for the same security. The Funds value their non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates, and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

The date on which your purchase, redemption, or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The NAV for each Class of a Fund is calculated as of the close of regular trading on the NYSE (generally 4 p.m. Eastern time) and is determined every day that the NYSE is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the NYSE is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent, or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Portfolio Disclosure Policy

A description of the Funds’ policy and procedures with respect to the disclosure of their portfolio securities holdings is available in The Royce Fund’s Statement of Additional Information on The Royce Funds’ website, www.royceinvest.com/literatue. The Funds’ complete portfolio holdings are also available on The Royce Funds’ website, www.royceinvest.com, approximately 15 to 20 days after each calendar quarter end (month end in the case of Royce Small-Cap Opportunity Fund) and remain available until the next quarter’s holdings are posted. The Funds’ portfolio holdings are also available in their Form N-CSR and Form N-CSRS, copies of which can be accessed at www. royceinvest.com/literature and are also filed with the SEC. In addition, the Funds’ portfolio holdings as of their first and third fiscal quarter ends are available on Form N-PORT, which is filed with the SEC within 60 days of the end of the relevant fiscal quarter, and can be obtained at www.sec.gov. Such first and third fiscal quarter end portfolio holdings for the Funds are also available at www.royceinvest.com/literature.

Reports

The Royce Fund mails tailored shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling SS&C GIDS Shareholder Services at (800) 841-1180. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports electronically. Please go www.royceinvest.com/edelivery for more details.

38 | The Royce Fund Prospectus 2026

Dividends, Distributions, and Taxes

Royce Small-Cap Total Return Fund pays any dividends from net investment income on a quarterly basis and makes any distributions from net realized capital gains annually in December. The other Funds pay any dividends from net investment income and make any distributions from net realized capital gains annually in December. Unless otherwise elected, dividends and distributions will be automatically reinvested in additional shares of the applicable Fund.

Unless your account is an IRA, a 401(k), or is otherwise exempt from taxation, dividends and distributions will be taxable to you whether paid in cash or reinvested in additional shares. The tax character of distributions (as ordinary income or capital gain) is determined at the Fund level and is not related to how long you have owned a Fund’s shares. To the extent a Fund makes any distributions derived from long-term capital gains or qualifying dividends, such distributions will generally be eligible for taxation to non-corporate shareholders at a reduced rate, provided (in the case of qualifying dividends) that certain holding period and other requirements are met.

Selling or exchanging shares is a taxable event, and you may realize a taxable gain or loss. Each Fund will report the proceeds of your redemption(s) to you. The tax consequences of a redemption depend on your cost basis and holding period, so you should retain all account statements for use in determining the tax consequences of redemptions. In addition, each Fund is generally required by law to provide you and the Internal Revenue Service (the “IRS”) with cost basis information on the redemption or exchange of any of your shares in a Fund purchased on or after January 1, 2012 (including any shares that you acquire through reinvestment of distributions).

If you redeem shares of a Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss on the redemption as a long-term capital loss up to the amount of the distribution.

You should carefully consider the tax implications of purchasing shares in a Fund when it has undistributed income and gains. At the time of purchase, a Fund’s net asset value would include the undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to you, even though the distribution is economically a return of part of your investment. Before investing you may want to consult your tax adviser.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from a Fund if you fail to provide the Fund with your correct Social Security Number or Taxpayer Identification Number, or to make required certifications, or if you have been notified by the IRS that you are subject to back-up withholding.

A 3.8% Medicare contribution tax is imposed on the net investment income (which includes interest, dividends, and capital gains) of individuals with income exceeding $200,000, or $250,000 if married filing jointly, and of certain trusts and estates.

Dividends and interest received by a Fund and capital gains recognized by the Fund may give rise to withholding and other taxes imposed by foreign countries.

The above discussion is only a summary of some of the important tax considerations affecting each Fund and its shareholders. Always consult a tax advisor with questions about federal, state, or local tax consequences. Please see The Royce Fund’s Statement of Additional Information for additional U.S. federal income tax information.

Contractual Arrangements

The Trust is party to contractual arrangements with various parties who provide services to the Funds, including Royce, RFS, State Street, and SS&C GIDS, among others. Fund shareholders are not parties to, or intended “third-party” beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual investor or group of investors any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or any Fund.

Also, while this Prospectus and the Statement of Additional Information describe pertinent information about the Trust and the Funds, neither this Prospectus nor the Statement of Additional Information represents a contract between the Trust or any Fund and any shareholder or any other party.

Escheatment

Mutual fund accounts can be considered abandoned property. States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the Trust may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. Neither the Trust nor any Fund will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you invest in a Fund through a financial intermediary, we encourage you to contact your financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the Fund for an “inactivity period” as specified in applicable state laws. If the Trust or its service providers are unable to establish contact with an investor, the Trust will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

The Royce Fund Prospectus 2026 | 39

Guide For Direct Shareholders

Services and Policies

This Guide for Direct Shareholders describes the shareholder services available to direct shareholders of the Consultant Classes of The Royce Funds. It also provides important policy information regarding Royce Fund accounts.

If you purchase Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary, account minimums, fees, policies, and procedures may differ from those described in this Guide. Fund shares purchased through a third- party intermediary may be held in the name of that party on the Fund’s books. RFS, the distributor of Fund shares, Royce Investment Partners, the Fund’s investment adviser, and/or the Funds may pay fees to broker-dealers, financial intermediaries, and other service providers that introduce investors to the Funds and/or provide certain administrative services to its customers who own Fund shares.

For information and policies on Individual Retirement Account (IRA), please refer also to the booklet that deals separately with them, as many services offered in this guide are not available for those types of accounts. You must use separate applications and other forms to open these accounts. Please call SS&C GIDS Shareholder Services at (800) 841-1180 or visit www.royceinvest.com to obtain these materials.

Account Information

The Funds pay their own management fees and other operating expenses as outlined in their respective Prospectuses.

Please mail all account-related correspondence, including Account Applications, subsequent investments, and written requests for redemption—

by regular mail to:

The Royce Funds

c/o SS&C Global Investor & Distribution Solutions

PO Box 219012

Kansas City, MO 64121-9012

by registered mail or overnight courier to:

The Royce Funds

c/o SS&C Global Investor & Distribution Solutions

330 West 9th Street

Kansas City, MO 64105

How to Open an Account

You may open an account by mail or through a financial intermediary. You can download a Prospectus and an Account Application from www.royceinvest.com.

By Mail

Complete and sign the Account Application. Make your check payable to The Royce Fund and mail it, together with your Application, to The Royce Funds, c/o SS&C GIDS (see mailing addresses above).

Special Notice To Non-U.S. Investors

The Funds do not offer their shares for sale outside of the United States. We mail prospectuses and other information to U.S. addresses only and can accept new account requests from U.S. addresses only.

Managing Your Account Online

Online access gives you the ability to manage your account(s) online. To access or register for online services, go to www.royceinvest.com. First-time users need to register for the services by creating a Username and Password, as well as creating a Security Profile that will require an email address or telephone number for Multi-Factor Authentication. Once registered, you can login with your unique Username. You then have the ability to:

1.	Check your most recent account value

2.	Sign up for eDelivery to have Prospectuses, Financial Reports, semiannual account statements, transaction confirmation statements, duplicate confirmation statements, and tax forms e-mailed to you.

3.	Review your recent account history, including distributions

4.	Change your address (a redemption restriction of 30 days applies)

5.	Make subsequent purchases¹ ($50 minimum)

6.	Exchange between Funds[1]

7.	Redeem Fund shares¹ ($50,000 maximum)

8.	Establish an Automatic Investment Plan

9.	View average cost and tax summary information

[1]	Bank information must be established on your account prior to purchasing shares.

About Online Security

Your Username and Password allow you to login and access portfolio information. Both your Username and Password are encrypted when you login to access your account.

About your Security Profile

For your security, you can add and/or remove a telephone number or email address to be used to send you a security code in the future. You can add up to a maximum of three telephone numbers and three email addresses.

40 | The Royce Fund Prospectus 2026

Please note that any changes to the delivery methods will not automatically update the contact information associated with your accounts for courtesy emails or e-delivery of statements and other documents. You can view and update your contact information through your account profile.

Royce Investment Partners uses industry best practices to ensure the confidentiality and safety of your information and transactions. Shareholders who wish to sign up for account access must have a secure web browser that uses Secure Sockets Layer (SSL) technology with 128-bit encryption. This helps to keep your use of account access confidential.

Your Username and Password are Encrypted

When you login, your Username and Password are both encrypted. Although you will not see an “https” address or the lock symbol at the bottom of your browser window until you have logged in, we assure you that your personal information is secure as it is accepted by our transfer agent’s secure server.

Three Wrong Passwords and You’re Out

We have limited the number of times that a user can enter an incorrect Password to three in order to deter unauthorized users. Once your Password has been entered incorrectly three times, you will be locked out of the system. To re-establish access, you need to contact SS&C GIDS Shareholder Services at (800) 841-1180, Monday through Friday, 9 a.m. to 6 p.m. Eastern time.

Also, if there is no activity for 15 minutes, you will be automatically logged off the system. If you leave your computer unattended, this time-out feature helps to prevent an unauthorized user from accessing the account(s).

How to Purchase Additional Shares

You may purchase additional Fund shares online, by telephone, and by mail.

Online

Once you have registered to access your account online, you can purchase Fund shares after logging in. Funds are debited from your bank checking account through ACH. ($50 minimum—bank information must be established on your account before purchasing shares.)

By Telephone

To pay using the Automated Clearing House (ACH):

By establishing the Expedited Purchase option on your Account Application, a telephone call allows you to have funds automatically debited from your bank checking account through ACH. Call SS&C GIDS Shareholder Services at (800) 841-1180 between 9 a.m. and 6 p.m. Eastern time or call our automated Royce Infoline at (800) 78-ROYCE at any time to buy additional Fund shares ($50 minimum). If your purchase request is received after the market closes (generally 4 p.m. Eastern time), it will receive the next business day’s NAV.

To pay by bank wire:

Payments for wire purchases ($500 minimum) must be received by the close of regular trading on the NYSE (generally 4 p.m. Eastern time).

SS&C GIDS serves as the Funds’ transfer agent. State Street Bank and Trust Company is the custodian for securities, cash, and other assets of the Funds.

Wiring instructions are:

State Street Bank and Trust Co., Inc.

ABA # 011000028

Credit DDA # 9904-712-8

Name of Royce Fund–Consultant Class

Account Number

Account Name

By Mail

Make your check—$50 minimum—payable to The Royce Fund. Fill out the amount of your purchase on the investment form found at the bottom of your latest statement. If you do not have a form, simply write the name of the Fund and Share Class in which you are investing and your account number clearly on the check. Mail to The Royce Funds, c/o SS&C GIDS (see mailing addresses on page 40).

Please note that the Funds do not accept third-party checks, “starter” checks, or money orders for initial or subsequent purchases.

Convenient Methods of Making Regular, Automatic

Expedited Purchases

Select the following services on your Account Application or, if you have an existing Royce Funds account, call SS&C GIDS Shareholder Services at (800) 841-1180 for an enrollment form or download one at www.royceinvest.com. You may also establish these services online.

Automatic Investment Plan

You can make regular purchases to your Royce Fund account directly from your bank account through ACH on a monthly or quarterly basis on the date you select ($50 minimum).

Direct Deposit Payroll Deduction Plan

You can make investments from your payroll or government check into your Royce Fund account each payment or pay period. Your employer must have direct deposit through ACH available for employees. You may cancel the option by giving written notice to your employer or government agency, as appropriate. The Fund is not responsible for the efficiency of the employer or government agency making the payment or of any financial institution transmitting payments. To sign up, you need to complete an Authorization for Direct Deposit form, which you can download by going to the Fund Literature page on www.royceinvest. com, clicking on How to Invest at the foot of the page, and clicking Applications & Special Forms or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

The Royce Fund Prospectus 2026 | 41

Important Information about Purchases

•	If your check or wire does not clear, or if the Funds or their transfer agent do not receive payment for any telephone or online purchase, the transaction will be cancelled and you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered Royce Fund account as reimbursement for any loss.

•	The Funds do not accept third-party checks, “starter” checks, or money orders for initial or subsequent purchases.

•	In order to avoid lengthy processing delays caused by clearing foreign checks, the Funds will only accept a foreign check that has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank.

•	The Funds reserve the right both to suspend the offering of Fund shares to new investors and to reject any specific purchase request.

•	You may have your bank account information taken from your initial investment check. Otherwise, you must include a voided check with your Account Application for Expedited Purchases and Redemptions. It can take up to three weeks to establish these services; you will receive confirmation of their activation by mail.

Important Information about Telephone and Online Transactions

Neither the Funds nor their transfer agent will be liable for following instructions reasonably believed to be genuine that are received by telephone or made online. The transfer agent uses certain procedures designed to confirm that instructions are genuine. Procedures may include requiring some form of personal identification prior to acting on the instructions, such as providing written confirmation of the transaction and/or recording incoming calls. If the Funds or their transfer agent do not follow such procedures, then they may be liable for any losses due to unauthorized or fraudulent transactions.

How to Sell Shares

You may sell shares in your account at any time and make requests online, by telephone, and by mail. SS&C GIDS will generally send the proceeds within two business days of receiving the request.

Redemptions from Royce-sponsored retirement plan accounts—IRA—and from accounts for which share certificates are outstanding must be made in writing.

Certain other redemption requests must be made in writing and may require a medallion guarantee of the signature(s) of the shareholder(s). These include redemption requests for $50,000 or more, for a payee(s) other than the shareholder(s), or for proceeds to be sent to an address other than the address of record.

Online

Once you have registered to access your account at www.royceinvest. com, login, and click the Fund you want to sell, and select Redeem from the Account Actions dropdown menu. Proceeds may be sent by check, by bank wire, or through ACH.

By Telephone

For any amount less than $50,000, you may call SS&C GIDS Shareholder Services at (800) 841-1180 between 9 a.m. and 6 p.m. Eastern time or call the automated Royce Infoline at (800) 78-ROYCE at any time and SS&C GIDS will mail a check to the address of record on the account. If your redemption request is received after the market closes (generally 4 p.m. Eastern time), it will receive the next business day’s NAV. You may also establish the Expedited Redemption option, which allows you to have proceeds sent to your bank by wire—usually credited within one business day—and/or by ACH—usually credited within two business days.

By Mail

Mail your letter to The Royce Funds, c/o SS&C GIDS (see page 40 for mailing addresses). Written requests must be in Good Order, meaning that the request meets the Fund’s legal and processing requirements.

All written requests to sell shares must contain at least the following to be in Good Order:

•	The name(s) and signature(s) of each shareholder named in the account registration with medallion guarantee(s) if required

•	The Fund name and account number

•	The dollar or share amount you want to sell

•	The address to which you want proceeds sent

•	Certificates, if you are holding any

In addition:

•	Trusts and Corporate Retirement Plan Accounts require a letter of instruction signed by the trustee(s) named in the account registration. Redemptions involving third parties, trustees not named in the account registration, successor trustees, or other situations require additional documentation. Please call SS&C GIDS Shareholder Services at (800) 841-1180 with any questions.

•	Corporate Accounts require a letter of instruction signed by an officer of the corporation and a certified copy of a Corporate Resolution that authorizes the assigning officer to effect transactions. The same party cannot certify the Corporate Resolution and sign the letter of instruction.

•	Partnership/Sole Proprietorship Accounts require a letter of instruction signed by the general partner(s)/sole proprietor named in the account registration.

•	Nominee Accounts require a medallion-guaranteed letter of instruction signed by a general partner or a nominee facsimile stamp.

•	Transfer on Death Accounts require a medallion-guaranteed letter of instruction signed by the beneficiary(ies) named in the account registration, a certified copy of the deceased shareholder’s Death Certificate, a tax waiver if required by the deceased’s former state of residence, and an affidavit signed by the beneficiary(ies) that states: “Under penalty of perjury, I/we swear that there are no known disputes as to the persons entitled to a distribution under the nonprobate transfer or the amounts to be distributed to each person and no known claims that would affect the distribution requested.”

42 | The Royce Fund Prospectus 2026

•	Administrators/executors of shareholder estates must provide a medallion-guaranteed letter of instruction, certified copy of Letters Testamentary, which authorize the signing party to act on behalf of the deceased shareholder and, if required by the deceased’s state of former residence, a certified tax waiver.

If you have any questions about how to ensure that your written redemption request is in Good Order, please call SS&C GIDS Shareholder Services at (800) 841-1180, or contact us at www.royceinvest.com.

Automatic Withdrawal Plan

This option allows you to automatically redeem shares from your Fund account and have the proceeds transferred directly to your bank account through ACH on a monthly, quarterly, or annual basis generally on the 15th day of the month. You must have at least $25,000 in a Fund account to be eligible for this feature.

Important Information About Redemptions

•	Telephone and online redemptions will not be permitted for 30 days after a change in the address of record.

•	If you are redeeming shares recently purchased by check or through ACH, proceeds may not be sent until payment for the purchase is collected, which may take up to 15 calendar days. Otherwise, redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

•	If you have difficulty making a redemption by telephone or online, you may want to make your redemption request by regular or express mail (See “How to Sell Shares: By Mail” on page 42 for processing information). The Funds reserve the right to revise or terminate telephone or online account access redemption privileges at any time.

•	Each Fund may suspend redemption privileges or postpone payment beyond seven days (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by a Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

•	Each Fund will normally make redemptions in cash, but reserves the right to satisfy a shareholder’s redemption request under certain circumstances by effecting a redemption-in-kind through a pro rata distribution of the Fund’s portfolio securities (allowing for adjustments to prevent distributions of restricted shares, fractional shares, and odd-lot numbers of shares).

How to Exchange Shares

You may make exchanges between Royce Funds in the Consultant Class. However, you must meet the minimum initial investment when you open an account by exchange.

You may make exchanges online, by telephone, and by mail. An exchange involves a purchase and a redemption; therefore you may realize a taxable gain or loss. Also, exchanges are permitted only if both the registration and the Social Security or Taxpayer Identification Number of the two accounts are identical. You may make an exchange only for shares of a class or series offered for sale in your state of residence. The Fund reserves the right to revise or suspend the exchange privilege at any time.

How to Transfer Ownership

You may transfer the ownership of any of your Fund shares to another person by writing to The Royce Funds, c/o SS&C GIDS.

As with selling shares, your request must be in Good Order (see “How To Sell Shares” on pages 42-43 for information regarding Good Order). Please call SS&C GIDS Shareholder Services at (800) 841-1180 for instructions.

Statements and Reports

•	A confirmation statement is sent to you, electronically or by mail, each time there is a transaction in your account. You can also review your recent account history once you have registered for online account access.

•	Year-to-date account statements are sent semiannually.

•	The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling SS&C GIDS Shareholder Services at (800) 841-1180. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports via eDelivery. Please go to www.royceinvest. com for more details.

Other Information

Certificates

The Royce Funds do not issue certificates. If a certificate is lost, stolen, or destroyed, you may have to pay the expense to replace it. You must return certificates with any redemption request. For these reasons, the Funds generally discourage the issuing of certificates.

Minimum Account Balance

Due to the relatively high cost of maintaining low-balance accounts, The Royce Funds reserve the right to redeem shares in the account of any Fund if the account falls below the minimum initial investment because of redemptions by the shareholder.

The Fund may notify you if, due to redemption(s), the balance in your account is less than the appropriate minimum initial investment (see page 35), or if you discontinue an Automatic Investment Plan before your account reaches the $2,000 minimum initial investment. You would then have 60 days to increase your balance before the Fund would close your account.

In each of the cases described above, the Fund would promptly pay redemption proceeds to the shareholder.

If you have any questions about the material in this Shareholder Guide, please call SS&C GIDS Shareholder Services at (800) 841-1180, or contact us at www.royceinvest.com.

The Royce Fund Prospectus 2026 | 43

Appendix A

Information Regarding Contingent Deferred Sales Charge Waivers at Certain Financial Intermediaries

Shareholders purchasing Consultant Class shares through a Merrill Lynch platform or account will be eligible only for the CDSC waivers described below, which may differ from those disclosed elsewhere in this Prospectus or SAI.

CDSC Waivers on Consultant Class Shares Available at Merrill Lynch:

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Prospectus

•	Return of excess contributions from an IRA

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code of 1986

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

With respect to Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (collectively, “Raymond James”), shareholders purchasing Consultant Class shares through a Raymond James platform or account, or through an introducing broker- dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the CDSC waivers described below, which may differ from those disclosed elsewhere in this Prospectus.

CDSC Waivers on Consultant Class Shares Available at Raymond James:

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Prospectus

•	Return of excess contributions from an IRA

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

Shareholders purchasing Consultant Class shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following contingent deferred sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

CDSC Waivers on Consultant Class Shares Available at OPCO:

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus

•	Return of excess contributions from an IRA

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in this Prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

In addition, shareholders in the Fund’s Consultant Class shares will have their shares converted at net asset value to Service Class shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James or OPCO, as applicable.

If you want to learn more about CDSC waivers, contact your Financial Advisor or consult The Royce Fund’s Statement of Additional Information. If you want to learn more about the above-described share class conversions, contact your Raymond James or OPCO Financial Advisor.

Shareholders purchasing or holding Consultant Class shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services will be eligible for the following sales charge load waivers (including contingent deferred, or back-end (CDSC), sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

CDSC Waivers on Consultant Class Shares Available at Stifel:

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary
•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations
•	Shares acquired through a right of reinstatement
•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stife.
•	Shares exchanged or sold in a Stifel fee-based program

44 | The Royce Fund Prospectus 2026

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The Royce Funds

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports, Financial Statements, and Other Important Information

Additional information about a Fund’s investments, including a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period, is available in the Funds’ annual and semiannual reports to shareholders. The Funds’ Form N-CSR and Form N-CSRS filings contain the Funds’ annual and semiannual financial statements. The annual and semiannual reports to shareholders, annual and semiannual financial statements, and other important information are also available (without charge) online at www.royceinvest.com/literature and upon request by calling (800) 841-1180.

Statement of Additional Information (“SAI”)
The SAI provides more details about The Royce Fund and its policies. A current SAI is available at www.royceinvest.com/literature and upon request by calling (800) 841-1180. It is also on file with the SEC and is incorporated by reference into this prospectus (is legally considered part of this prospectus).

To obtain more information:

By Mail: The Royce Funds, One Madison Avenue, Suite 1700, New York, NY 10010

By Telephone: (800) 841-1180

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.royceinvest.com/literature.

Text only versions of the Funds’ prospectus, SAI, annual and semiannual reports, Form N-CSR, Form N-CSRS, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

SEC File # 811-03599   CR-PRO-0526

Prospectus A Class[1] Shares May 1, 2026

FUND	A

Royce Premier Fund	RAAFX

Royce Small-Cap Fund	PAHPX

Royce Small-Cap Special Equity Fund	PAHQX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

[1] The Class has not yet commenced operations.

royceinvest.com

A Class Shares of Royce Premier Fund, Royce Small-Cap Fund, and Royce Small-Cap Special Equity Fund are only offered through certain broker-dealers and other financial intermediaries.

The Royce Fund Prospectus 2026  |  1

Royce Premier Fund

Investment Goal

Royce Premier Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for Class A sales charge discounts from certain financial intermediaries if you and your family invest, or agree to invest in the future, at least $25,000 in certain Royce, Franklin Templeton, and Legg Mason funds. More information about these and other sales charge discounts and waivers is available from your financial intermediary, under the heading “General Shareholder Information−Sales Charges” in this Prospectus (pages 20-21), in Appendix A: Sales Charge Waivers and Discounts from Certain Financial Intermediaries, and under the heading “Sales Charge Waivers and Reductions for A Class Shares” in The Royce Fund’s Statement of Additional Information. “Financial intermediaries” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, and other financial intermediaries that have entered into an agreement with Royce Fund Services, LLC to sell Fund shares.

Shareholder Fees (fees paid directly from your investment)
A CLASS
Maximum sales charge (load) imposed on purchases	5.25%[1]
Maximum deferred sales charge	None[2]
Maximum sales charge (load) imposed on reinvested dividends	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) Management fees	1.00%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.39%
Total annual Fund operating expenses	1.64%
Fee waivers and/or expense reimbursements	-0.15%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.49%

1	Shareholders purchasing A Class shares through certain financial intermediaries or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “General Shareholder Information – Sales Charges” in this Prospectus.

2	You may buy A Class shares of the Fund at net asset value (without an initial sales charge) at certain financial intermediaries if the amount of such purchase, when combined with certain holdings of various Royce, Franklin Templeton, and Legg Mason funds, equals or exceeds $1,000,000. However, if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the A Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2027.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

A CLASS
1 Year (without redemption of any of your shares)[3]	$668

1 Year (with redemption of all of your shares)[4]	$255
3 Years (with or without redemption of all of your shares)[3]	$1,001
5 Years (with or without redemption of all of your shares)[3]	$1,357
10 Years (with or without redemption of all of your shares)[3]	$2,357

3	Assumes your investment is subject to the maximum initial sales charge of 5.25%.

4	Assumes your investment is not subject to an initial sales charge but that your redemption of all of your shares is subject to a deferred sales charge of 1.00%.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

2  |  The Royce Fund Prospectus 2026

Royce Premier Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets in a limited number (generally less than 100) of equity securities of primarily small-cap companies at the time of investment. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. Royce looks for companies that it considers “premier”—those that it believes are trading below its estimate of their current worth that also have excellent business strengths, strong balance sheets and/or improved prospects for growth, the potential for improvement in cash flow levels and internal rates of return, and franchise durability.

The Fund invests at least 80% of its net assets in equity securities of such premier companies, under normal circumstances. At least 65% of these equity securities will be issued by small-cap companies at the time of investment. The Fund may continue to hold or, in some cases, build positions in companies with higher market capitalizations. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Premier Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

The Fund’s investment in a limited number of issuers may involve considerably more risk to investors than funds that invest in a larger number of issuers because it may be more susceptible to any single corporate, economic, political, regulatory, or market event. A significant portion of the Fund’s assets also may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Industrials sector. These companies can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark index. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service

The Royce Fund Prospectus 2026  |  3

Royce Premier Fund (continued)

providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years. Because A Class shares were not sold prior to December 31, 2025, performance information is shown for Service Class shares, not offered in this Prospectus, for illustrative purposes. Purchases of A Class shares are subject to a maximum sales charge of 5.25% while purchases of Service Class shares are not subject to any sales charges. If such maximum sales charge for A Class shares had been reflected, total returns would have been lower. The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell 2000 Index, an index that reflects the performance of the particular market segment in which the Fund primarily invests. (Service Class shown again for illustrative purposes.)

Calendar Year Total Returns

Service Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 25.04% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -27.83% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns
As of 12/31/25 (%)
	1 YEAR	5 YEAR	10 YEAR
Service Class
Return Before Taxes	5.30	5.26	9.99
Return After Taxes on Distributions	2.67	2.68	6.83
Return After Taxes on Distributions and Sale of Fund Shares	5.12	3.93	7.55
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Portfolio Managers Lauren A. Romeo and Steven G. McBoyle are the Fund’s co-lead portfolio managers. They are assisted by Portfolio Manager Andrew S. Palen. Ms. Romeo and Mr. McBoyle became co-lead portfolio managers on April 1, 2022. Ms. Romeo (2016-2022) and Mr. McBoyle (2016-2022) were previously the Fund’s portfolio managers. Prior to that, Ms. Romeo (2006-2015) and Mr. McBoyle (2014-2015) were the Fund’s assistant portfolio managers. Mr. Palen became assistant portfolio manager on February 7, 2022.

How to Purchase and Sell Fund Shares

The Fund’s A Class shares are offered only through certain broker-dealers and other financial intermediaries. You may purchase or redeem A Class shares through such broker-dealers and other financial intermediaries.

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4  |  The Royce Fund Prospectus 2026

Royce Small-Cap Fund

Investment Goal

Royce Small-Cap Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for Class A sales charge discounts from certain financial intermediaries if you and your family invest, or agree to invest in the future, at least $25,000 in certain Royce, Franklin Templeton, and Legg Mason funds. More information about these and other sales charge discounts and waivers is available from your financial intermediary, under the heading “General Shareholder Information−Sales Charges” in this Prospectus (pages 20-21), in Appendix A: Sales Charge Waivers and Discounts from Certain Financial Intermediaries, and under the heading “Sales Charge Waivers and Reductions for A Class Shares” in The Royce Fund’s Statement of Additional Information. “Financial intermediaries” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, and other financial intermediaries that have entered into an agreement with Royce Fund Services, LLC to sell Fund shares.

Shareholder Fees (fees paid directly from your investment)

A CLASS
Maximum sales charge (load) imposed on purchases	5.25%[1]
Maximum deferred sales charge	None[2]
Maximum sales charge (load) imposed on reinvested dividends	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) Management fees	0.76%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.30%
Total annual Fund operating expenses	1.31%

1	Shareholders purchasing A Class shares through certain financial intermediaries or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “General Shareholder Information – Sales Charges” in this Prospectus.

2	You may buy A Class shares of the Fund at net asset value (without an initial sales charge), at certain financial intermediaries if the amount of such purchase, when combined with certain holdings of various Royce, Franklin Templeton, and Legg Mason funds, equals or exceeds $1,000,000. However, if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

A CLASS
1 Year (without redemption of any of your shares)[3]	$651

1 Year (with redemption of all of your shares)[4]	$237
3 Years (with or without redemption of all of your shares)[3]	$918
5 Years (with or without redemption of all of your shares)[3]	$1,206
10 Years (with or without redemption of all of your shares)[3]	$2,023

[3]	Assumes your investment is subject to the maximum initial sales charge of 5.25%.

[4]	Assumes your investment is not subject to an initial sales charge but that your redemption of all of your shares is subject to a deferred sales charge of 1.00%.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

The Royce Fund Prospectus 2026  |  5

Royce Small-Cap Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies that it believes are trading below its estimate of their current worth. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution.

The Fund uses multiple investment disciplines in an effort to provide exposure to approaches that have historically performed well in different market environments. These disciplines include “High Quality,” which looks for companies that have high returns on invested capital and that Royce believes have significant competitive advantages; “Emerging Quality,” which seeks companies that are newer in their lifecycle but that Royce believes can become High Quality in the future; “Traditional Value,” which looks for companies trading at prices below Royce’s estimate of their current worth; and “Quality Value,” which seeks companies with attractive profit margins, strong free cash flows, and lower leverage that also trade at what Royce believes are attractive valuations. The Fund’s portfolio managers generally focus on one of these approaches in managing segments of the Fund’s assets. A Royce Co-Chief Investment Officer will monitor and, from time to time, adjust the Fund’s allocations across these segments of the portfolio.

The Fund invests at least 80% of its net assets in equity securities of small-cap companies, under normal circumstances. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Small-Cap Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

A significant portion of the Fund’s assets may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Industrials and Financials sectors. Companies in the Industrials sector can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, companies in the Financials sector are subject to extensive government regulation, can be significantly affected by changes in interest rates, the availability and cost of capital, the rate of corporate and consumer debt defaults, and price competition. They can also be subject to relatively rapid change due to government interventions in capital, credit, and currency markets.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark index. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality.

6  |  The Royce Fund Prospectus 2026

Royce Small-Cap Fund (concluded)

In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years. Because A Class shares were not sold prior to December 31, 2025, performance information is shown for Service Class shares, not offered in this Prospectus, for illustrative purposes. Purchases of A Class shares are subject to a maximum sales charge of 5.25% while purchases of Service Class shares are not subject to any sales charges. If such maximum sales charge for A Class shares had been reflected, total returns would have been lower. The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell 2000 Index, an index that reflects the performance of the particular market segment in which the Fund primarily invests. (Service Class shown again for illustrative purposes.)

Calendar Year Total Returns

Service Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 27.10% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -30.36% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns
As of 12/31/25 (%)

	1 YEAR	5 YEAR	10 YEAR
Service Class
Return Before Taxes	8.62	8.05	10.75
Return After Taxes on Distributions	7.13	5.64	8.18
Return After Taxes on Distributions and Sale of Fund Shares	6.24	6.02	8.21
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Portfolio Managers Jay S. Kaplan, Lauren A. Romeo, Steven G. McBoyle, Miles Lewis, and Andrew S. Palen manage the Fund. Mr. Kaplan and Ms. Romeo became portfolio managers in 2016 and were previously assistant portfolio managers from 2003 and 2006, respectively, through 2015. Mr. McBoyle became portfolio manager in 2019. Mr. Lewis became portfolio manager on February 1, 2021. Mr. Palen became portfolio manager on May 1, 2021, and was previously assistant portfolio manager from 2018. Effective September 30, 2024, Portfolio Manager Francis D. Gannon, a Royce Co-Chief Investment Officer, monitors and, from time to time, adjusts allocations across various segments of the Fund’s portfolio.

How to Purchase and Sell Fund Shares

The Fund’s A Class shares are offered only through certain broker-dealers and other financial intermediaries. You may purchase or redeem A Class shares through such broker-dealers and other financial intermediaries.

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Prospectus 2026  |  7

Royce Small-Cap Special Equity Fund

Investment Goal

Royce Small-Cap Special Equity Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for Class A sales charge discounts from certain financial intermediaries if you and your family invest, or agree to invest in the future, at least $25,000 in certain Royce, Franklin Templeton, and Legg Mason funds. More information about these and other sales charge discounts and waivers is available from your financial intermediary, under the heading “General Shareholder Information−Sales Charges” in this Prospectus (pages 20-21), in Appendix A: Sales Charge Waivers and Discounts from Certain Financial Intermediaries, and under the heading “Sales Charge Waivers and Reductions for A Class Shares” in The Royce Fund’s Statement of Additional Information. “Financial intermediaries” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, and other financial intermediaries that have entered into an agreement with Royce Fund Services, LLC to sell Fund shares.

Shareholder Fees (fees paid directly from your investment)
A CLASS
Maximum sales charge (load) imposed on purchases	5.25%[1]
Maximum deferred sales charge	None[2]
Maximum sales charge (load) imposed on reinvested dividends	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) Management fees	1.00%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.39%
Total annual Fund operating expenses	1.64%
Fee waivers and/or expense reimbursements	-0.15%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.49%

1	Shareholders purchasing A Class shares through certain financial intermediaries or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “General Shareholder Information–Sales Charges” in this Prospectus.

2	You may buy A Class shares of the Fund at net asset value (without an initial sales charge), at certain financial intermediaries if the amount of such purchase, when combined with certain holdings of various Royce, Franklin Templeton, and Legg Mason funds, equals or exceeds $1,000,000. However, if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the A Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2027.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

A CLASS
1 Year (without redemption of any of your shares)[3]	$668

1 Year (with redemption of all of your shares)[4]	$255
3 Years (with or without redemption of all of your shares)[3]	$1,001
5 Years (with or without redemption of all of your shares)[3]	$1,357
10 Years (with or without redemption of all of your shares)[3]	$2,357

3	Assumes your investment is subject to the maximum initial sales charge of 5.25%.

4	Assumes your investment is not subject to an initial sales charge but that your redemption of all of your shares is subject to a deferred sales charge of 1.00%.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

8  |  The Royce Fund Prospectus 2026

Royce Small-Cap Special Equity Fund (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. The portfolio manager applies an intensive value approach in managing the Fund’s assets. This approach, which attempts to combine classic value analysis, the identification of good businesses, and accounting cynicism, has its roots in the teachings of Benjamin Graham and Abraham Briloff.

The Fund invests at least 80% of its net assets in equity securities of small-cap companies, under normal circumstances. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 10% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/ or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Small-Cap Special Equity Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

As of December 31, 2025, the Fund invested a significant portion of its assets in a limited number of issuers. Such a portfolio may involve considerably more risk to investors than one that invests in a larger number of issuers because such a portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event.

A significant portion of the Fund’s assets also may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Industrials and Consumer Discretionary sectors. Companies in the Industrials sector can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, Consumer Discretionary companies can be significantly affected by the performance of the overall economy, particularly the level of consumer inflation, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

As of December 31, 2025, the Fund held a significant portion of its assets in cash and/or cash equivalents (i.e., repurchase agreements). Such an investment approach may result in lower returns and can expose the fund to inflation risk, as the purchasing power of cash may erode over time. Additionally, repurchase agreements involve certain risks, including the risk that the counterparty may default on its obligations.

The Fund’s intensive value investment approach may not be successful and could result in portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark indexes. Additionally, “value” stocks may remain undervalued for long periods (particularly during times of low or declining interest rates), undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial

The Royce Fund Prospectus 2026  |  9

Royce Small-Cap Special Equity Fund (concluded)

costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years. Because A Class shares were not sold prior to December 31, 2025, performance information is shown for Service Class shares, not offered in this Prospectus, for illustrative purposes. Purchases of A Class shares are subject to a maximum sales charge of 5.25% while purchases of Service Class shares are not subject to any sales charges. If such maximum sales charge for A Class shares had been reflected, total returns would have been lower. The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell 2000 Value Index and the Russell 2000 Index, indexes that reflect the performance of the particular market segment in which the Fund primarily invests. (Service Class shown again for illustrative purposes.)

Calendar Year Total Returns

Service Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 19.41% (quarter ended 6/30/20) and the lowest return for a calendar quarter was -24.61% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns
As of 12/31/25 (%)

	1 YEAR	5 YEAR	10 YEAR
Service Class
Return Before Taxes	3.13	6.36	7.68
Return After Taxes on Distributions	0.58	3.56	5.24
Return After Taxes on Distributions and Sale of Fund Shares	3.78	4.77	5.86
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell 2000 Value Index
(Reflects no deductions for fees, expenses, or taxes)	12.59	8.88	9.27
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Charles R. Dreifus is the Fund’s portfolio manager. He is assisted by Portfolio Managers Steven G. McBoyle and Tim Hipskind. Mr. Dreifus has been portfolio manager since the Fund’s inception. Mr. McBoyle became assistant portfolio manager in 2014, and Mr. Hipskind became assistant portfolio manager on May 1, 2024.

How to Purchase and Sell Fund Shares

The Fund’s A Class shares are offered only through certain broker-dealers and other financial intermediaries. You may purchase or redeem A Class shares through such broker-dealers and other financial intermediaries.

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10  |  The Royce Fund Prospectus 2026

Financial Highlights

This table is intended to help you understand the financial performance of each Fund Class over the past five years. The table reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s annual financial statements and other important information, is included in the Fund’s 2025 Annual Report to Shareholders and a separate document containing such annual financial statements and other important information, which are available at www.royceinvest.com/literature or upon request.

						Distributions					Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Premier Fund–Service Class
2025	$10.48	$(0.03)	$0.62	$0.59	$–	$(1.19)	$(1.19)	$9.88	5.30%	$27,841	1.65%	1.64%	1.49%	(0.32)%	20%
2024	11.11	(0.04)	0.40	0.36	–	(0.99)	(0.99)	10.48	2.71	31,253	1.59	1.59	1.49	(0.34)	12
2023	9.72	(0.02)	2.17	2.15	–	(0.76)	(0.76)	11.11	22.24	34,923	1.63	1.62	1.49	(0.19)	15
2022	12.58	(0.04)	(1.95)	(1.99)	–	(0.87)	(0.87)	9.72	(15.79)	24,968	1.59	1.59	1.49	(0.33)	23
2021	13.22	(0.07)	2.09	2.02	–	(2.66)	(2.66)	12.58	15.98	36,488	1.56	1.56	1.49	(0.50)	20
Royce Small-Cap Fund–Service Class
2025	$8.98	$0.01	$0.78	$0.79	$(0.02)	$(0.56)	$(0.58)	$9.19	8.62%	$59,537	1.32%	1.31%	1.29%	0.06)%	43%
2024	9.12	(0.00)	0.67	0.67	(0.02)	(0.79)	(0.81)	8.98	6.83	67,101	1.29	1.29	1.27	(0.05)	37
2023	7.56	(0.01)	1.99	1.98	(0.01)	(0.41)	(0.42)	9.12	26.31	73,661	1.31	1.31	1.25	(0.06)	40
2022	9.62	(0.00)	(1.67)	(1.67)	–	(0.39)	(0.39)	7.56	(17.41)	58,043	1.30	1.30	1.25	(0.01)	45
2021	10.23	(0.02)	2.11	2.09	–	(2.70)	(2.70)	9.62	21.64	84,060	1.27	1.27	1.27	(0.22)	60
Royce Small-Cap Special Equity Fund–Service Class
2025	$15.20	$0.25	$0.28	$0.53	$(0.30)	$(1.38)	$(1.68)	$14.05	3.13%	$18,856	1.64%	1.64%	1.49%	1.72%	12%
2024	17.05	0.32 [1]	0.26	0.58	(0.36)	(2.07)	(2.43)	15.20	2.77	27,792	1.58	1.58	1.49	1.87 [1]	5
2023	15.92	0.19	1.79	1.98	(0.20)	(0.65)	(0.85)	17.05	12.50	32,297	1.58	1.57	1.49	1.16	14
2022	19.06	0.12	(1.37)	(1.25)	(0.13)	(1.76)	(1.89)	15.92	(6.56)	34,729	1.57	1.57	1.49	0.70	23
2021	18.19	0.12	3.85	3.97	(0.16)	(2.94)	(3.10)	19.06	22.19	57,738	1.54	1.54	1.46	0.57	42

[1]	For Royce Small-Cap Special Equity Fund, a special distribution in 2024 from Ennis resulted in an increase in net investment income (loss) per share of $0.08 and an increase in the ratio of net investment income (loss) to average net assets of 0.45% for the Service Class.

The Royce Fund Prospectus 2026  |  11

Royce’s Investment Universe

Investing in Small-Cap Companies

The large and diverse universe of small-cap companies available for investment by the Funds consists primarily of those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution (that is, the reconstitution rank date), which was $7.4 billion in May 2025. Certain Funds in this Prospectus may also invest in mid-cap securities. Royce defines mid-cap as those companies that have a market capitalization not greater than that of the largest company in the Russell Midcap® Index at the time of its most recent reconstitution (that is, the reconstitution rank date)—$58.5 billion in May 2025.

Compared to larger-cap companies, small-cap companies offer different investment opportunities and are subject to additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors, and may not have steady earnings growth. The securities of such companies may also be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the Funds may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. In addition, the purchase or sale of more than a limited number of shares of the securities of a small-cap company may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts and/or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on the securities of small-cap companies generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

Within small-cap, Royce further defines companies as micro-cap that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution (that is, the reconstitution rank date), which was $1.3 billion in May 2025. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them than about larger small-cap companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than larger small-cap securities and mid-cap securities, and Royce may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading below Royce’s estimate of the company’s current worth, also involve increased risk.

Certain Funds invest primarily in “growth” stocks while other Funds invest primarily in “value” stocks. Growth stocks as a group may be out of favor and underperform the overall equity market when the market concentrates on value stocks or during periods of high or increasing interest rates, and value stocks may be out of favor and underperform when the market concentrates on growth stocks or during periods of low or declining interest rates. Additionally, growth securities may not meet expectations and value securities may continue to underperform, or undervaluation may become more severe. This may result in the total returns of a Fund being lower relative to Funds investing primarily in securities of the other designation.

Companies within the Russell 2000 Index with higher market caps than the largest company in the Russell Microcap Index have a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices. In general, mid-caps share many of the same characteristics as those larger small-cap companies. As a result, Royce may employ a more concentrated investment approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.

The Funds may invest in other investment companies that invest primarily in equity securities, subject to compliance with their respective investment restrictions and the Investment Company Act of 1940 (the “1940 Act”).

The Funds may also invest in foreign securities to varying degrees. For more information regarding investing in foreign securities, see page 16.

Investment Approaches

Royce’s portfolio managers use various methods primarily rooted in the valuation of each stock and evaluation of each company in managing the Funds’ assets. In selecting securities for the Funds, they evaluate the quality of a company’s balance sheet and other measures of a company’s financial condition and profitability, such as the history and/or potential for improvement in cash flow generation, internal

12  | The Royce Fund Prospectus 2026

rates of return, and sustainable earnings. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects, or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

Royce’s portfolio managers generally invest in equity securities of companies that are trading below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. For these purposes, the term “equity security” has the meaning set forth in the Securities Exchange Act of 1934, as amended, and includes (without limitation) common stocks, preferred stocks, convertible securities, warrants, and rights. In addition, seeking long-term growth of capital, Royce’s portfolio managers generally consider the prospects for the market price of the company’s securities to increase over a two-to five-year period toward this estimate.

Royce’s valuation-based approaches to stock selection strive to reduce some of the other risks of investing in the securities of small-cap and/or mid-cap companies (for each Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets. Royce attempts to mitigate company-specific risk for Royce Small-Cap Fund by investing in a relatively larger number of issuers.

While there can be no assurance that these or other approaches will be successful, Royce believes that it can reduce some of the risks of investing in small-cap and mid-cap companies whose businesses can be less diversified and whose securities exhibit substantially greater market price volatility than those of larger-cap companies. For more information regarding the specific investment approach used for each Fund’s portfolio, see pages 2-10.

Royce Premier Fund typically invests a significant portion of its assets in a limited number of issuers. As of December 31, 2025, Royce Small-Cap Special Equity Fund also invested a significant portion of its assets in a limited number of issuers. Each of these portfolios may involve considerably more risk to investors than one that invests in a larger number of issuers because such a portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event.

As of December 31, 2025, each Fund invested a significant portion of its assets in companies from a single sector or a limited number of sectors. A Fund that invests a significant portion of its assets in companies from a single sector or a limited number of sectors may subject investors to considerably more risk than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s).

Although Royce’s security selection methods may reduce downside risk to Fund portfolios, especially during periods of broad small-

Market capitalization is the number of a company’s outstanding shares of stock multiplied by its most recent closing price per share.

company stock market declines, they may also potentially have the effect of limiting gains in strong small-company up markets.

Environmental, Social, and Governance (“ESG”)

Investment Considerations and Risks

ESG factors may have a material impact on the business risk and financial performance of portfolio companies held by a Fund. Royce seeks to ensure, to the extent applicable, that material ESG factors are incorporated as inputs to the investment analysis of such portfolio companies. Royce defines material ESG factors as those that it believes may materially impact a portfolio company’s cash flows, balance sheet, reputation, and/ or enterprise value. Materiality is the core principle of Royce’s approach to ESG integration, as particular factors may or may not be meaningful to different business models, industries, and regions. No assurance can be given that ESG factors will, in fact, contribute to the long-term investment performance of any particular portfolio company or that Royce’s assessment of material ESG factors in respect of any particular portfolio company will be correct.

Evaluation of what Royce believes to be material ESG risks is only one component of Royce’s assessment of a potential investment by a Fund and, as with its consideration of other factors and risks, may not be a determinative factor in any instruction or recommendation to purchase, sell, or hold a security. In addition, where such material ESG factors are considered, the importance given to such ESG factors may vary across Royce investment staff members and accounts to which they are assigned and across different types of investments, sectors, industries, regions, and issuers. ESG factors considered, and the importance placed upon those factors, may change over time. Royce may not assess every investment by a Fund for ESG factors, and when it does, not every ESG factor may be identified or evaluated. The assessment of ESG-related risk(s) for a portfolio company by Royce investment staff members also may vary across the various accounts to which they are assigned, even if such accounts employ identical or substantially similar ESG integration approaches. Royce investment staff members are under no obligation to exclude investments with relatively poor third-party ESG ratings or metrics from a Fund. There is also no minimum ESG risk rating for an investment to be held by a Fund. There are no prescribed methods or standards within Royce or among Royce investment staff members for evaluating or assessing third-party or internally generated ESG-related information, data, metrics, and ratings.

The Royce Fund Prospectus 2026  | 13

The assessment of material ESG factors for a portfolio company by Royce investment staff members is subjective and may differ from those of other institutional investors, third-party service providers (e.g., ratings providers), and/or other funds, and may be dependent on the availability of timely, complete, and accurate ESG data and research from issuers and/or third-party providers, the timeliness, completeness, and accuracy of which is outside of the control of Royce and its investment staff members. ESG factors are often not uniformly measured or defined, which could impact the ability of Royce investment staff members to evaluate a portfolio company.

The Funds’ investments in cash and cash equivalents and their securities lending activities are not assessed by Royce for ESG factors.

Certain Additional Risks

Certain risks are much broader than the company-specific risks described above. The market values of equity securities will fluctuate, sometimes sharply and unpredictably, due to changes in overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental actions or interventions; actions taken by the U.S. Federal Reserve or foreign central banks; market disruptions caused by trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; the continued development and adoption of artificial intelligence (“A.I.”); and other events or factors that may or may not be directly related to the issuer of a security or other assets held by a Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. Disruptions to supply chains, consumer demand, and employee availability stemming from such events could have long-lasting impacts. As a result, whether or not a Fund invests in securities of issuers located in, or with significant exposure to, the countries or markets directly affected by such events, the value and liquidity of the Fund’s investments may be negatively affected. For example, following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value.

After a period of interest rate increases and quantitative tightening measures, the U.S. Federal Reserve and other central banks recently reversed course by lowering rates and reducing or eliminating such measures. The ongoing effects of these policy changes on inflation, financial markets, and the overall economy remain uncertain.

Any failure to increase the ceiling on U.S. government debt (i.e., the total amount that the U.S. government is authorized to borrow) could negatively affect the operating results of companies held in the Funds’ portfolios, leading to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Persistent inflation and stagnant economic growth could negatively affect the operating results of companies held in the Funds’ portfolios, adversely affect the value and liquidity of each Fund’s investments, impair each Fund’s ability to satisfy redemption requests, and negatively impact each Fund’s performance.

In accordance with any applicable investment policies, each Fund may from time to time hold a significant portion of its assets in cash and/or cash equivalents (i.e., repurchase agreements). Such an investment approach may result in lower returns and can expose the Fund to inflation risk, as the purchasing power of cash may erode over time. Additionally, cash reserves may lead to missed investment opportunities, as a Fund may not be fully invested in securities that could potentially offer higher returns. Repurchase agreements involve certain risks, including the risk that the counterparty may default on its obligations. Further, market fluctuations can affect the value of the securities underlying repurchase agreements, impacting the Fund’s ability to recover its investment. This strategy may result in lower overall returns during periods of market appreciation.

An investment in any of the Funds may not be appropriate for all investors. None of the Funds are intended to be a complete investment program or a short-term trading vehicle. The Funds are designed for long-term investors who can accept the risks associated with owning shares in an actively managed fund that invests: (i) in a limited number of small-cap companies (in the case of Royce Premier and Small-Cap Special Equity Funds) or (ii) primarily in small-cap companies (in the case of Royce Small-Cap Fund).

Due to the increased use of technology across the investment management industry, including the use of A.I. and web-based portfolio analytic tools, the Funds may have an increased exposure to operational and information security risks resulting from cybersecurity incidents. A cybersecurity incident refers to intentional or unintentional acts which may allow an unauthorized party to gain access to certain proprietary information, including Fund holdings, Fund or shareholder data, and/or material non-public information. Examples of cybersecurity incidents include one or more unauthorized parties obtaining access to a Fund’s digital information and/or systems through “hacking” and/or malicious software attacks, including denial-of-service and/or cyber extortion (i.e., “ransomware”) attacks.

Cybersecurity incidents may cause the Funds and/or Royce to suffer data breaches, data corruption, and/or loss of operational functionality. These incidents also may result in disruptions to Fund operations, potentially resulting in significant losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions, or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cybersecurity risk management costs; and other adverse consequences. Cybersecurity incidents involving the Funds’ third-

14 | The Royce Fund Prospectus 2026

party service providers, brokers or other trading counterparties, or companies in which a Fund invests may also subject the Funds to many of the same risks associated with direct cybersecurity incidents. Moreover, cybersecurity breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the applicable Fund’s investment to lose value. The Funds and Royce have established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity incidents. However, there are inherent limitations in these plans and systems because different or unknown threats may emerge in the future. Additionally, the Funds and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such service providers may have limited indemnification obligations to the Funds or Royce. As such, there is no guarantee that these efforts will succeed. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, which may be increased based on the issuers’ industry, sector, and location, among other factors. To the extent an issuer experiences a cybersecurity incident or threat, and such incident or threat is made public, the value of the affected securities could decline, sometimes significantly. There is also a risk that cybersecurity breaches may not be detected for short or long periods of time, which may increase the losses to each affected Fund.

Investment Objectives, Policies, and Limitations

Royce Small-Cap Special Equity Fund may not invest more than 25% of its total assets in the securities of foreign issuers (i.e., those issuers headquartered outside of the United States). Such investment policies are considered “fundamental” (as defined in the 1940 Act) and therefore cannot be changed without the approval of the Board of Trustees of the Trust (the “Board”) and a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the relevant Fund.

Each Fund’s investment objective and the other investment policies described in this Prospectus are not considered fundamental (except as described immediately above) and, therefore, may be changed by a majority vote of the Board without shareholder approval.

Temporary Investments

Each of the Funds may invest without limit in short-term fixed income securities for temporary defensive purposes. If a Fund should implement a temporary investment policy, such policy would be inconsistent with its investment goal and the Fund may not achieve its investment goal while that policy is in effect. Each Fund also may invest in short-term fixed income securities in order to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions.

The Royce Fund Prospectus 2026  | 15

Investing in Foreign Securities

Royce defines “foreign” as those securities of companies headquartered outside the United States. Royce believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends, and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments. Each Fund may invest in the securities of companies whose economic fortunes are linked to non-U.S. countries but that do not meet the Fund’s definition of a foreign security (i.e., being headquartered outside of the United States). To the extent a Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to non-U.S. country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing foreign securities.

The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies because the Funds do not intend to hedge their foreign currency exposure; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in certain foreign markets than in the United States; possible imposition of foreign taxes; the possibility of trade disputes resulting from non-reciprocal tariffs or market access arrangements, the possibility of expropriation or confiscatory taxation, seizure, or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions, and other adverse political, social, economic, environmental, public health, and/or other developments that could affect a Fund’s investments; possible difficulties in obtaining and/or enforcing legal judgments in foreign courts; restrictions or prohibitions on foreign investment, including prohibitions or restrictions on investments in specific industries or market sectors; limitations on the total amount or type of position in any single issue; possible imposition by foreign governments of prohibitions or substantial restrictions on foreign investments in their capital markets or in certain industries; sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

Developing Countries

The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that a Fund invests in companies headquartered in developing, or emerging market, countries. Developing (or emerging markets) countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, Israel, and Western European countries (as defined in The Royce Fund’s Statement of Additional Information). Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in the early stages of development but progressing rapidly, and such countries may lack the social, political, legal, and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of each Fund’s assets denominated in such currencies because the Funds do not intend to hedge their foreign currency exposure. Some developing countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. Countries that benefit from non-reciprocal tariff and market access arrangements could be subject to countermeasures from trading partners. In addition, unanticipated political, social, economic, environmental, public health, and/or other developments may affect the value of a Fund’s investments in these countries and the Fund’s ability to make additional investments in these countries. The small size, limited trading volume, and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries less liquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little ESG, financial, or accounting information available with respect to companies headquartered in these countries, and it may be difficult as a result to assess the risks, value or prospects of an investment in such companies.

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The Royce Fund Prospectus 2026  | 17

Management of the Funds

Royce & Associates, LP, a limited partnership organized under the laws of Delaware, is the Funds’ investment adviser and is responsible for the management of their assets. Royce & Associates primarily conducts its business under the name Royce Investment Partners (“Royce”). Royce has been investing in smaller-company securities with a value approach for more than 50 years. Its offices are located at One Madison Avenue, Suite 1700, New York, NY 10010. Royce is a majority-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of December 31, 2025, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.68 trillion. As part of Franklin Templeton, Royce continues to retain operating control of its investment organization, portfolio management teams, and brand.

Christopher D. Clark Chief Executive Officer, President, Co-Chief Investment Officer Employed by Royce since 2007

Francis D. Gannon Co-Chief Investment Officer Employed by Royce since 2006 Portfolio Manager for: Royce Small-Cap Fund

Charles R. Dreifus, CFA® Portfolio Manager Employed by Royce since 1998 Portfolio Manager for: Royce Small-Cap Special Equity Fund

Jay S. Kaplan, CFA® Portfolio Manager Employed by Royce since 2000 Portfolio Manager for: Royce Small-Cap Fund

Lauren A. Romeo, CFA® Portfolio Manager Employed by Royce since 2004 Portfolio Manager for: Royce Premier Fund (Co-Lead) Royce Small-Cap Fund

Steven G. McBoyle

Portfolio Manager

Employed by Royce since 2007

Portfolio Manager for:

Royce Premier Fund (Co-Lead)

Royce Small-Cap Fund

Assistant Portfolio Manager* for:

Royce Small-Cap Special Equity Fund

Miles Lewis, CFA® Portfolio Manager Employed by Royce since 2020 Portfolio Manager for: Royce Small-Cap Fund

Previously a Portfolio Manager (2014-2020) and investment analyst (2010-2014) for the Small-Cap Value Fund and Strategy at American Century Investments.

Andrew S. Palen Portfolio Manager Employed by Royce since 2015 Portfolio Manager for: Royce Small-Cap Fund Assistant Portfolio Manager* for: Royce Small-Cap Fund

Tim Hipskind, CFA®, CPA Portfolio Manager Employed by Royce since 2021 Assistant Portfolio Manager* for: Royce Small-Cap Special Equity Fund

Previously an Analyst at CFRA Research (2017-2021), as well as a Senior Analyst – Financial Due Diligence at KPMG (2016-2017) and a Senior Audit Associate at KPMG (2013-2016).

* Assistant portfolio managers may have investment discretion over a portion of a Fund’s portfolio subject to supervision by the Fund’s portfolio manager(s).

18  | The Royce Fund Prospectus 2026

The Royce Fund’s Statement of Additional Information provides more information about the structure of the portfolio managers’ compensation, other accounts that they manage, and their ownership of shares in the Fund(s) that each manages.

Royce Fund Services, LLC (“RFS”) and Rule 12b-1 Plan

RFS distributes the Funds’ shares. The Royce Fund (the “Trust”) has adopted a distribution plan for the A Class of each Fund under Rule 12b-1 (the “Plan”). Under the Plan and the distribution agreements, the A Class of each Fund is obligated to pay a fee to RFS at the annual rate of up to 0.25% of its respective average net assets. RFS will use these fees primarily to cover sales-related and account maintenance costs and to pay service and other fees to financial intermediaries that introduce investors to the A Class of the Funds. Neither the Plan nor the distribution agreements currently provide for any suspension or reduction of the 0.25% fee payable by the A Class of any Fund if it closes to new investors. In addition, the Plan may be terminated with respect to the A Class shares of a Fund by vote of a majority of the outstanding shares of the A Class, or by vote of a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the plan, on subsequent written notice to shareholders.

Other Types of Financial Intermediary Compensation

If you purchase Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary, or through a firm that provides recordkeeping and other shareholder services to employee benefit plans (“Retirement Plan Recordkeepers”), the shares may be held in the name of that party on the Fund’s books. RFS, Royce, and/ or certain of their affiliates may compensate broker-dealers, Retirement Plan Recordkeepers, and other financial intermediaries that introduce investors to the Fund, provide the opportunity to distribute the Fund through their sales personnel, provide access to their sales personnel and branch offices, place the Funds on the financial intermediaries’ list of offered funds, and/or provide certain additional administrative services to their customers who own Fund shares. Certain of such payments, sometimes referred to as “revenue sharing” or “marketing support,” may be made from the resources of Royce and/or certain of its affiliates, which resources may include profits from their relationships with the Funds but are not made by the Funds. Please see The Royce Fund’s Statement of Additional Information for additional details.

In addition, the Board has authorized the Funds to compensate financial intermediaries for services which are non-distribution-related, including recordkeeping, account maintenance, or other shareholder services. The actual services provided, and the payments made for such services, vary from firm to firm.

Payments to third parties (each, a “financial intermediary”) may: (i) be substantial to any given financial intermediary, (ii) be more or less than the payments received by a financial intermediary with respect to other mutual funds, and (iii) exceed the costs and expenses incurred by the financial intermediary for any servicing activities in respect of the Funds. Revenue sharing and shareholder servicing arrangements are separately negotiated between Royce and/or its affiliates and the financial intermediaries receiving these payments.

Revenue sharing and shareholder servicing payments are often intended to influence financial intermediaries to recommend or sell a Fund over other mutual funds. Shareholder servicing payments may also influence financial intermediaries to recommend or sell a Fund over other mutual funds; however, that is not the intent of such payments. You should ask your financial intermediary about these differing interests and how the financial intermediary and its employees and associated persons are compensated for administering your Fund investment. Revenue-sharing and shareholder servicing payments may benefit Royce to the extent that the payments result in more assets, on which fees are charged by Royce, being invested in a Fund. See The Royce Fund’s Statement of Additional Information for more information.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) is the custodian of the Funds’ securities, cash, and other assets. SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) is the Funds’ transfer agent.

Investment Advisory Services Provided By Royce

Royce receives advisory fees monthly as compensation for its services to the Funds. The annual rates of these fees, before any waiver or expense reimbursements to cap the expense ratios for certain Fund share classes at specified levels as shown under each Fund’s respective “Fees and Expenses” table, are as follows:

Annual Rate of Fund’s Average Net Assets

Royce Premier and Small-Cap Special Equity Funds

● 1.00% of the first $2,000,000,000

● 0.95% of the next $1,000,000,000

● 0.90% of the next $1,000,000,000

● 0.85% of any additional average net assets

Royce Small-Cap Fund

● 1.00% of the first $50,000,000

● 0.875% of the next $50,000,000

● 0.75% of any additional average net assets

2025 Actual Net Investment Advisory Fees

Royce Premier Fund	1.00%
Royce Small-Cap Fund	0.76%
Royce Small-Cap Special Equity Fund	1.00%

For a discussion of the basis of the Board’s most recent approval of the Funds’ investment advisory agreements, please see the Funds’ Form N-CSRS filing for the period ended June 30, 2025.

The Royce Fund Prospectus 2026  | 19

General Shareholder Information

Purchasing Shares

Each Fund’s A Class shares are offered only through certain broker-dealers and other financial intermediaries. Investment minimums, commissions, sales charges, discounts, waivers, policies, and procedures may differ between broker-dealers and other financial intermediaries and from those described in this Prospectus. Such third parties may convert Fund shares of one class held by you for shares of another class of that Fund in order to ensure compliance with such eligibility requirements, policies, and procedures. Such conversions would be effected solely on the basis of the relative net asset values of the respective shares to be converted without the imposition of any sales charges by the Fund or RFS. The class of shares received by you in such a conversion may be subject to higher fees and expenses than the class of shares held by you immediately prior to such conversion.

The Royce Fund reserves the right both to suspend the offering of any Fund’s shares to new investors and to reject any specific purchase request. The Funds do not offer their shares for sale outside of the United States.

The Royce Fund reserves the right to reinvest the proceeds from any dividends from net investment income, distributions from net realized capital gains, or redemptions of shares which a shareholder has chosen to receive by check if the check remains uncashed for more than 180 days. No interest will accrue on the amount of such uncashed checks, which will be reinvested in additional shares of the applicable Fund at the net asset value per share at the time of the reinvestment. If a shareholder has chosen to receive distributions in cash and a check remains uncashed for more than 180 days, subsequent dividends and distributions may be reinvested automatically in additional shares of the applicable Fund. In addition, a shareholder’s participation in an automatic withdrawal plan may be terminated if a check remains uncashed. These policies may be waived for closed accounts as well as for certain retirement or other qualified plans.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. The Fund has appointed an anti-money laundering compliance officer. When you open a new account to buy shares of the Fund, the Fund or your financial intermediary may ask for your name, address, date of birth, Social Security or Taxpayer Identification Number, and other information that will allow the Fund or your financial intermediary to identify you. If the Fund or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your account may not be opened, or your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this automatic redemption. If you need help completing your account application for direct investment in The Royce Funds please call Shareholder Services at (800) 841-1180.

Redeeming Shares

You may redeem shares in your account at any time. The Funds, however, are intended primarily for long-term investment purposes and are not intended to provide a means of speculating on short-term market movements. Please see “Frequent Trading of Fund Shares” below.

Sales Charges

You buy A Class shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on a Fund’s distributions or dividends that you reinvest in additional A Class shares.

The table below shows the rate of sales charge you pay, which depends on the amount you purchase. It also shows the amount of financial intermediary compensation that will be paid out of the sales charge when you buy shares from a financial intermediary. RFS will retain the full amount of any contingent deferred sales charge paid in connection with any such redemptions. Financial intermediaries will

	SALES CHARGE AS	SALES CHARGE	FINANCIAL INTERMEDIARY
	A % OF OFFERING	AS A % OF NET	COMMISSION AS A % OF
AMOUNT OF INVESTMENT	PRICE	AMOUNT INVESTED	OFFERING PRICE
Less than $25,000	5.25	5.54	4.75
$25,000 but less than $50,000	5.00	5.26	4.50
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.25
$500,000 but less than $750,000	2.00	2.04	1.25
$750,000 but less than $1 million	1.50	1.52	1.25
$1 million or more[1]	-0-	-0-	up to 1.00

1 RFS may pay a commission of up to 1.00% to a financial intermediary for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the financial intermediary will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the A Class shares held by its clients. Prior to the thirteenth month, RFS will retain this fee. Where the financial intermediary does not receive the payment of this commission, the financial intermediary will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your financial intermediary for more information.

20  | The Royce Fund Prospectus 2026

receive a distribution and/or service fee payable on A Class shares at an annual rate of up to 0.25% of the average daily net assets represented by the A Class shares serviced by them.

Investments of $1,000,000 or More

You may buy A Class shares of a Fund at net asset value (without an initial sales charge) at certain financial intermediaries if the amount of such purchase, when combined with certain holdings of various Royce, Franklin Templeton, and Legg Mason funds, equals or exceeds $1,000,000. However, if you redeem these A Class shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a Reduced A Class Sales Charge

Certain financial intermediaries may allow you to combine multiple purchases of shares of certain Royce, Franklin Templeton, and Legg Mason funds to take advantage of the breakpoints in the sales charge schedule for A Class shares. In order to take advantage of reductions in sales charges that may be available to you from these financial intermediaries when you purchase Fund shares, you must inform your financial intermediary if you are eligible for a letter of intent or a right of accumulation and if you own shares of certain other Royce, Franklin Templeton, and Legg Mason funds that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.

With the Accumulation Privilege, certain financial intermediaries allow you to combine the current value of A Class shares of a Fund with shares of certain other Royce, Franklin Templeton, and Legg Mason funds owned by you or your spouse and children under the age of 21 with the dollar amount of your next purchase of A Class shares for purposes of calculating the initial sales charge.

If you hold A Class shares of a Fund in accounts at two or more financial intermediaries, please contact your financial intermediaries to determine which shares or units may be combined.

Certain financial intermediaries may allow shares of Franklin Templeton or Legg Mason money market funds acquired by exchange from other qualifying funds offered with a sales charge to be combined for purposes of the Accumulation Privilege. Shares of Franklin Templeton or Legg Mason money market funds that were not acquired by exchange from other funds offered with a sales charge may not be combined for purposes of the Accumulation Privilege. Please contact your financial intermediary for additional information.

With a Letter of Intent, certain financial intermediaries allow you to purchase A Class shares of the Funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount from among the levels of investment specified under “Amount of Investment” in the table above. Generally, certain financial intermediaries will allow purchases of certain Royce, Franklin Templeton, and Legg Mason funds that are made during the 13-month period by you or your spouse and children under the age of 21 to be included under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares or units. In addition, such financial intermediaries may allow you to include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of Royce, Franklin Templeton, and Legg Mason funds in accounts at two or more financial intermediaries, please contact your financial intermediaries to determine which shares may be credited toward your asset goal amount.

Certain financial intermediaries may allow shares of Franklin Templeton or Legg Mason money market funds acquired by exchange from other qualifying funds offered with a sales charge to be combined for purposes of a Letter of Intent.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for Certain A Class Investors

Initial sales charges for A Class shares are waived for certain types of investors, including:

●	Investors who redeemed at least the same amount of A Class shares of a Fund in the past 60 days, if the investor’s financial intermediary is notified

●	Trustees/directors and officers of any Royce-sponsored fund

●	Employees of Royce and its subsidiaries

●	Investors investing through certain Retirement Plans

●	Investors who rollover Fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform

If you qualify for such a waiver of the A Class initial sales charge, you must notify your financial intermediary at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Different financial intermediaries may impose different sales loads or offer different ways to reduce them. These variations are described at the end of this Prospectus in the appendix titled “Appendix A: Waivers and Discounts Available from Certain Financial Intermediaries.”

For additional information regarding waivers or reductions of A Class initial sales charges, contact your financial intermediary, consult The Royce Fund’s Statement of Additional Information, or visit Royce’s website, www. royceinvest.com, and click on “Funds.” After you select the specific Fund, scroll to the bottom of the page and click on the disclosure labeled “Click here for Royce Funds sales charge and breakpoint information.”

Contingent Deferred Sales Charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation. In addition, you do not pay a contingent deferred sales charge:

●	When you exchange A Class shares for A Class shares of another Royce Fund

The Royce Fund Prospectus 2026  | 21

●	On A Class shares representing reinvested distributions and dividends

●	On A Class shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem A Class shares of a Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in A Class shares of another Royce Fund, or if permitted by your financial intermediary, in shares of a similar class of certain Franklin Templeton or Legg Mason funds, and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your financial intermediary for additional information.

RFS receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your financial intermediary.

Contingent Deferred Sales Charge Waivers

Financial intermediaries will generally waive the contingent deferred sales charge for A Class shares:

●	On payments made through certain systematic withdrawal plans

●	On certain distributions from a Retirement Plan

●	For Retirement Plans with omnibus accounts held on the books of the Fund

●	For involuntary redemptions of small account balances for 12 months following the death or disability of a shareholder

●	To have your contingent deferred sales charge waived, you must notify your financial intermediary at the time you redeem shares that you qualify for such a waiver.

Different financial intermediaries may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in “Appendix A: Waivers and Discounts Available from Certain Financial Intermediaries.”

For additional information regarding waivers of contingent deferred sales charges, contact your financial intermediary, consult the The Royce Fund’s Statement of Additional Information or visit Royce’s website, www. royceinvest.com, and click on “Funds.” After you select the specific Fund, scroll to the bottom of the page and click on the disclosure labeled “Royce Funds sales charge and breakpoint information.”

Retirement and Institutional Investors — Eligible Investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), other similar employer-sponsored retirement and benefit plans, and individual retirement accounts that are administered on the same IRA recordkeeping platform and that invest in the Fund through a single omnibus account pursuant to a special contractual arrangement with the fund or the distributor. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth IRAs (absent an exception that is explicitly described in this Prospectus), Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of a Fund can generally invest in A Class shares.

Investors who rollover Fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase, and exchange shares of the Fund to the same extent as the applicable Retirement Plan.

RFS does not pay a commission on the purchase price of A Class shares to financial intermediaries selling A Class shares to Retirement Plans with a direct omnibus relationship with the Fund. RFS may impose certain additional requirements. Please contact your financial intermediary for more information.

Other Retirement Plans

“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to a Fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

“Other Retirement Plans” do not include arrangements whereby an investor would rollover Fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — Eligible Investors — Retirement Plans.” Other Retirement Plan investors and individual retirement vehicles can generally invest in A Class shares.

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in a Fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting, or similar services, or (ii) have entered into an agreement with RFS to offer A Class shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include those who invest in a Fund through the program of a financial intermediary where the investor typically invests $10 million or more in assets under management in accounts with the financial intermediary (“Management Accounts”). Such investors may also include pension and profit-sharing plans, other employee benefit trusts, endowments, foundations, and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account

22  | The Royce Fund Prospectus 2026

(including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums. Clients of Eligible Financial Intermediaries may generally invest in A Class shares.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans, and other similar entities. RFS or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types listed above, qualifies as an Institutional Investor. Institutional Investors may generally invest in A Class shares.

A Class shares — Retirement Plans
Retirement Plans may buy A Class shares. Under certain programs for current and prospective Retirement Plan investors sponsored by financial intermediaries, the initial sales charge and contingent deferred sales charge for A Class shares are waived where:

●	Such Retirement Plan’s recordkeeper offers only load-waived shares, and

●	Fund shares are held on the books of the Fund through an omnibus account.

RFS does not pay a commission on the purchase price of A Class shares to financial intermediaries selling A Class shares to Retirement Plans with a direct omnibus relationship with the Fund. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, RFS may pay financial intermediaries commissions of up to 1.00% of the purchase price of the A Class shares that are purchased with regular ongoing plan contributions. Please contact your financial intermediary for more information.

Other Considerations

Plan sponsors, plan fiduciaries, and other financial intermediaries may choose to impose qualification requirements that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary, or financial intermediary for more information about available share classes. Your financial intermediary may not offer all share classes. Please contact your financial intermediary for additional details.

Other Redemption Information

The Funds will normally make redemptions in cash for shareholders who hold shares that are registered in their own name. Each Fund typically expects to send (via check, wire, or ACH) redemption payments to such shareholders within two business days after the transfer agent’s receipt of a redemption request in Good Order (as defined in the next paragraph). For accounts held through financial intermediaries, the length of time that a Fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the financial intermediary and the Fund. For redemption proceeds for intermediary-held accounts that are paid either directly to you from a Fund or to your financial intermediary for transmittal to you, the Fund typically expects to make payments by wire, by ACH, or by issuing a check on the next business day following receipt of a redemption request in Good Order. Redemption requests that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption request in Good Order. The financial intermediary, if applicable, is responsible for transmitting redemption proceeds to shareholders. Notwithstanding the above, under certain circumstances and when deemed to be in the best interest of a Fund, redemption proceeds may take up to seven calendar days to be sent after receipt of a redemption request in Good Order. In addition, with respect to investors redeeming shares that were purchased by check or through ACH, redemption proceeds may not be sent until payment for the entire purchase is collected, which may take up to 15 calendar days.

All written requests to sell shares must contain at least the following to be in Good Order:

●	The name(s) and signature(s) of each shareholder named in the account registration with medallion guarantee(s) if required

●	The Fund name and account number

●	The dollar or share amount you want to sell

●	The address to which you want proceeds sent

●	Certificates, if you are holding any

The Funds typically expect to satisfy redemption requests solely in cash by either using available cash on hand (or cash equivalents) and/ or by selling portfolio securities to raise such cash. The Funds may use other methods to satisfy redemption requests solely in cash, including using a line of credit or participating in an inter-fund lending program in reliance on exemptive relief from the SEC. These methods may be used during both normal and stressed market conditions.

The Royce Fund also reserves the right to satisfy a shareholder’s redemption request through the distribution of a Fund’s portfolio securities to such shareholder in full or partial satisfaction of such redemption request. The distribution of a Fund’s portfolio securities to a shareholder in full or partial satisfaction of a redemption request is often referred to as a “redemption-in-kind.” Redemptions-in-kind may be used for a variety of reasons, including, without limitation, to mitigate the potential dilutive effects of large redemptions on the Fund and its remaining shareholders. However, because shareholders who receive portfolio securities from a Fund as part of a redemption-in-kind may sell some or all such securities, no assurance can be given that such actions will not negatively affect the market value of the portfolio securities distributed as part of the redemption-in-kind and, in turn, the net asset value per share of the Fund.

A shareholder will receive either a pro rata basket of the Fund’s portfolio securities (allowing for adjustments to prevent distributions

The Royce Fund Prospectus 2026  | 23

of restricted shares, fractional shares, and odd-lot numbers of shares), or a custom basket of the Fund’s portfolio securities, as part of any redemption-in-kind. Royce may, in its discretion, omit a security from a custom basket, or adjust the weighting of a security included in a custom basket, when processing a redemption-in-kind for a variety of reasons, including, without limitation, changes in the applicable Fund’s investment strategy and portfolio holdings, possession of material non-public information related to the relevant security, corporate actions, or because the relevant security is being “fair valued.” All portfolio securities distributed in connection with a redemption-in-kind will be valued for such purposes at the same value assigned to them in calculating the relevant Fund’s net asset value per share.

Redemptions-in-kind are typically effected by delivering the relevant portfolio securities to the redeeming shareholder within seven days after the receipt of a redemption request in Good Order. Redeeming shareholders will bear market, liquidity, and other risks associated with all securities received as part of a redemption-in-kind. Redeeming shareholders may also have to pay transaction costs to dispose of such securities and may incur adverse tax consequences in connection with the redemption-in-kind.

The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below a Fund’s minimum account balance requirement. You would have 60 days to increase your account balance before the account is closed. Proceeds from any involuntary redemptions would be paid promptly to the shareholder.

The Royce Fund also may suspend redemption privileges or postpone payment for the Funds beyond seven days (1) for any period (A) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by a Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders. The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Frequent Trading of Fund Shares

Large, frequent, and short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs associated with trading its portfolio securities. Under certain circumstances, frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.

The Board has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. As a result, the Board has adopted a policy that is intended to detect and discourage excessive trading and market timing abuses (i.e., from trading that could be detrimental to long-term shareholders of the Funds) (the “Policy”).

The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a Fund either preceded or followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan, a systematic withdrawal plan, or initiated by a third party to ensure compliance with its eligibility requirements, policies, and procedures are not considered when determining Round Trips.

The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the Policy, the Funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading. With respect to accounts where shareholder transactions are initiated, processed, or records are kept, by third-party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions initiated or placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Funds will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus, retirement plan, or similar account, is short term or excessive and/or whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading and market timing policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.

Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity and/or market timing, there can be no assurance that all such trading activity can be identified, prevented, or terminated.

24  | The Royce Fund Prospectus 2026

Net Asset Value Per Share

Net asset value per share (“NAV”) is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Equity securities that are owned by the Funds and listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. If the value of a portfolio security held by a Fund cannot be determined solely by reference to these inputs, such portfolio security will be “fair valued.” The Board has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Board and policies and procedures adopted by Royce in its capacity as valuation designee for the Trust.

Undistributed income and gains will be reflected in the Fund’s NAV and, correspondingly, distributions of the Fund’s income and gains will reduce the Fund’s NAV. Undistributed income and gains, like all Fund assets, can fluctuate in value over time. Please see “Dividends, Distributions, and Taxes” for more information about the Fund’s distribution policies, including the general frequency of distributions.

In certain cases, market value may be determined using information provided by a pricing service approved by the Board. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. No assurance can be given that the Funds would obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the NYSE (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer-specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of relevant non-U.S. securities. Over-the-counter equity

Net Asset Value (NAV) is the value of each Class of a Fund’s net assets divided by the number of its outstanding shares.

securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system are fair valued in accordance with the valuation policies and procedures referenced above. When fair value pricing is employed, the price of securities used by a Fund may differ from quotes or published prices for the same security. The Funds value their non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates, and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

The date on which your purchase, redemption, or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The NAV for each Class of a Fund is calculated as of the close of regular trading on the NYSE (generally 4 p.m. Eastern time) and is determined every day that the NYSE is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the NYSE is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent, or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Portfolio Disclosure Policy

A description of the Funds’ policy and procedures with respect to the disclosure of their portfolio securities holdings is available in The Royce Fund’s Statement of Additional Information on The Royce Funds’ website, www.royceinvest.com. The Funds’ complete portfolio holdings are also available on The Royce Funds’ website, www.royceinvest. com, approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ portfolio holdings are also available in their Form N-CSR and Form N-CSRS, copies of which can be accessed at www.royceinvest. com/literature and are also filed with the SEC. In addition, the Funds’ portfolio holdings as of their first and third fiscal quarter ends are

The Royce Fund Prospectus 2026  | 25

available on Form N-PORT, which is filed with the SEC within 60 days of the end of the relevant fiscal quarter, and can be obtained at www. sec.gov. Such first and third fiscal quarter end portfolio holdings for the Funds are also available at www.royceinvest.com/literature.

Reports

The Royce Fund mails tailored shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Directly registered shareholders can choose to receive separate report copies for accounts registered to different members of the same household by calling SS&C GIDS Shareholder Services at (800) 841-1180. Please allow 30 days for your request to be processed. Shareholders may also elect to receive these reports electronically. Please go to www.royceinvest.com/ edelivery for more details.

Dividends, Distributions, and Taxes

The Funds pay any dividends from net investment income and make any distributions from net realized capital gains annually in December. Unless otherwise elected, dividends and distributions will be automatically reinvested in additional shares of the applicable Fund.

Unless your account is an IRA, a 401(k), or is otherwise exempt from taxation, dividends and distributions will be taxable to you whether paid in cash or reinvested in additional shares. The tax character of distributions (as ordinary income or capital gain) is determined at the Fund level and is not related to how long you have owned a Fund’s shares. To the extent a Fund makes any distributions derived from long-term capital gains or qualifying dividends, such distributions will generally be eligible for taxation to non-corporate shareholders at a reduced rate, provided (in the case of qualifying dividends) that certain holding period and other requirements are met.

Selling or exchanging shares is a taxable event, and you may realize a taxable gain or loss. Each Fund will report the proceeds of your redemption(s) to you. The tax consequences of a redemption depend on your cost basis and holding period, so you should retain all account statements for use in determining the tax consequences of redemptions. In addition, each Fund is generally required by law to provide you and the Internal Revenue Service (the “IRS”) with cost basis information on the redemption or exchange of any of your shares in a Fund purchased on or after January 1, 2012 (including any shares that you acquire through reinvestment of distributions).

If you redeem shares of a Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, you will be required to treat any loss on the redemption as a long-term capital loss up to the amount of the distribution.

You should carefully consider the tax implications of purchasing shares in a Fund when it has undistributed income and gains. At the time of purchase, a Fund’s net asset value would include the undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to you, even though the distribution is economically a return of part of your investment. Before investing you may want to consult your tax adviser.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from a Fund if you fail to provide the Fund with your correct Social Security Number or other taxpayer identification number, or to make required certifications, or if you have been notified by the IRS that you are subject to back-up withholding.

A 3.8% Medicare contribution tax is imposed on the net investment income (which includes interest, dividends, and capital gains) of individuals with income exceeding $200,000, or $250,000 if married filing jointly, and of certain trusts and estates.

Dividends and interest received by a Fund and capital gains recognized by the Fund may give rise to withholding and other taxes imposed by foreign countries.

The above discussion is only a summary of some of the important tax considerations affecting each Fund and its shareholders. Always consult a tax advisor with questions about federal, state, or local tax consequences. Please see The Royce Fund’s Statement of Additional Information for additional U.S. federal income tax information.

The above discussion is only a summary of some of the important tax considerations affecting each Fund and its shareholders. Always consult a tax advisor with questions about federal, state, or local tax consequences. Please see the Funds’ Statement of Additional Information for additional U.S. federal income tax information.

26  | The Royce Fund Prospectus 2026

Appendix A: Waivers and Discounts Available from Certain Financial Intermediaries

[To come]

The Royce Fund Prospectus 2026  | 1

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports, Financial Statements, and Other Important Information

Additional information about a Fund’s investments, including a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period, is available in the Funds’ annual and semiannual reports to shareholders for each Fund’s Service Class. The Funds’ Form N-CSR and Form N-CSRS filings contain the Funds’ annual and semiannual financial statements . For each Fund’s Services Class, the annual and semiannual reports, annual and semiannual financial statements, and other important information are also available (without charge) online at www.royceinvest.com/literature and upon request by calling (800) 841-1180.

Statement of Additional Information (“SAI”)
The SAI provides more details about The Royce Fund and its policies. A current SAI is available at www.royceinvest.com/literature and upon request by calling (800) 841-1180. It is also on file with the SEC and is incorporated by reference into this prospectus (is legally considered part of this prospectus).

To obtain more information:

By Mail: The Royce Funds, One Madison Avenue, Suite 1700, New York, NY 10010

By Telephone: (800) 841-1180

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.royceinvest.com/literature.

Text only versions of the Funds’ prospectus and SAI, as well as annual and semiannual reports, Form N-CSR, Form N-CSRS, and other documents for each Fund’s Service Class filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

SEC File # 811-03599  A-PRO 0526

TRF SAI 0526

THE ROYCE FUND

STATEMENT OF ADDITIONAL INFORMATION

THE ROYCE FUND (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust offers investors the opportunity to invest in ten separate portfolios or series. Each of those series is classified as a “diversified” fund within the meaning of 1940 Act. The ten series of the Trust (each, a “Fund” and collectively, the “Funds”), the share classes offered hereunder (each, a “Share Class” and collectively, the “Share Classes”), and their related ticker symbols are:

Royce Small-Cap Fund —Investment (PENNX), Service (RYPFX), Institutional (RPMIX), and Consultant (RYPCX)	Royce Small-Cap Special Equity Fund — Investment (RYSEX), Service (RSEFX), Institutional (RSEIX) and Consultant (RSQCX)

Royce Micro-Cap Fund — Investment (RYOTX), Service (RMCFX) and Consultant (RYMCX)	Royce Small-Cap Value Fund — Investment (RVVHX) and Service (RYVFX),

Royce Premier Fund — Investment (RYPRX), Service (RPFFX), Institutional (RPFIX), and Consultant (RPRCX)	Royce Smaller-Companies Growth Fund — Investment (RVPHX), Service (RYVPX), and Institutional (RVPIX)

Royce Small-Cap Total Return Fund — Investment (RYTRX), Service (RYTFX), Institutional (RTRIX), Consultant (RYTCX), and R (RTRRX)	Royce SMid-Cap Total Return Fund — Investment (RDVIX) and Service (RYDVX)

Royce Small-Cap Opportunity Fund — Investment (RYPNX), Service (RYOFX), Institutional (ROFIX), Consultant (ROFCX), and R (ROFRX)	Royce International Premier Fund — Investment (RIPNX), Service (RYIPX), and Institutional (RIPIX)

This statement of additional information (this “SAI”) is not a prospectus but should be read in conjunction with the Trust’s statutory prospectuses (each, a “Prospectus”) relating to the Investment, Service, Institutional, Consultant, and R Class shares of the Funds, each dated May 1, 2026, and as may be supplemented from time to time. Please retain this document for future reference. The audited financial statements included in the Funds’ Form N-CSR filing for the fiscal year ended December 31, 2025 (SEC Accession No. 0000949377-26-000010) are incorporated herein by reference. To obtain an additional copy of the Prospectus, such audited financial statements, or the Funds’ annual reports to shareholders, please call Shareholder Services at 1-800-221-4268.

The A Class shares of the applicable Funds are registered with the Securities Exchange Commission but are not offered for sale as of the date of this SAI and are addressed in a separate prospectus, dated May 1, 2026, and a separate statement of additional information, dated May 1, 2026.

Investment Adviser Royce Investment Partners (“Royce”)[1]	Transfer Agent SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”)
Distributor Royce Fund Services, LLC (“RFS”)	Custodian State Street Bank and Trust Company (“State Street”)

May 1, 2026

1 Royce & Associates, LP is a Delaware limited partnership that primarily conducts its business under the name Royce Investment Partners.

TABLE OF CONTENTS

1

OTHER INVESTMENT STRATEGIES

In addition to the principal investment strategies described in their respective Prospectuses, each Fund may invest the balance of its assets as described below.

ROYCE SMALL-CAP FUND – in securities of companies with stock market capitalizations greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution and non-convertible preferred stocks and debt securities.

ROYCE MICRO-CAP FUND – in securities of companies with stock market capitalizations greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution and non-convertible preferred stocks and debt securities.

ROYCE PREMIER FUND – in securities of companies with stock market capitalizations greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution, non-convertible preferred stocks and debt securities.

ROYCE SMALL-CAP TOTAL RETURN FUND – in securities with stock market capitalizations greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution, non-dividend-paying common stocks and non-convertible securities.

ROYCE SMALL-CAP OPPORTUNITY FUND – in securities of companies with stock market capitalizations greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution and non-convertible preferred stocks and debt securities.

ROYCE SMALL-CAP SPECIAL EQUITY FUND – in common stocks and convertible securities of companies with market capitalizations greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution and non-convertible preferred stocks and debt securities.

ROYCE SMALL-CAP VALUE FUND – in securities of companies with stock market capitalizations greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution and non-convertible preferred stocks and debt securities.

ROYCE SMALLER-COMPANIES GROWTH FUND – in securities of companies with stock market capitalizations above $7.5 billion and non-convertible preferred stocks and debt securities.

ROYCE SMID-CAP TOTAL RETURN FUND – in securities with stock market capitalizations greater than that of the largest company in the Russell 2500® Index at the time of its most recent reconstitution, non-dividend paying common stocks and non-convertible securities.

ROYCE INTERNATIONAL PREMIER FUND – in securities of companies with stock market capitalizations below $1 billion and above $5 billion, U.S. equity securities, and non-convertible preferred stocks and debt securities.

2

INVESTMENT POLICIES AND LIMITATIONS

The Funds’ investment objectives are set forth in the Prospectuses. The Funds’ fundamental investment policies, limitations and operating policies are listed below. A Fund’s fundamental investment policies cannot be changed without the approval of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of that Fund. The remaining investment policies and limitations described in this SAI and the Funds’ investment objectives described in the Prospectuses are operating policies and may be changed by a majority vote of the Board of Trustees of the Trust (the “Board”) and without shareholder approval. However, shareholders will be notified prior to any material change to the operating policies of any Fund in which they beneficially own shares.

Unless otherwise expressly noted, compliance with each Fund’s investment policies and limitations will be determined immediately after or at the time of that Fund’s acquisition of the security or relevant asset except for Fundamental Policy No. 4, which the Funds must comply with on a continuous basis. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with a Fund’s investment policies and limitations, except as it relates to Fundamental Policy No. 4. In the event the percentage of a Fund’s assets invested in securities for which market quotations are not readily available (i.e., illiquid securities) exceeds the applicable limit set forth in Fundamental Policy No. 8 due to a subsequent change in values, net assets, or other circumstances, the Fund will consider, based on all relevant facts and circumstances, taking appropriate measures to reduce the percentage of its assets invested in such securities in an orderly fashion. No Fund, however, will be required to sell securities for which market quotations are not readily available (i.e., illiquid securities) if the percentage of its assets invested in such securities exceeds the applicable limit set forth in Fundamental Policy No. 8 due to a subsequent change in values, net assets, or other circumstances.

No Fund may, as a matter of fundamental policy:

1.	Issue any senior securities;

2.	Purchase securities on margin or write call options on its portfolio securities;

3.	Sell securities short;

4.	Borrow money, except that each of the Funds may borrow money from banks as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of such Fund’s total assets;

5.	Underwrite the securities of other issuers;

6.	Invest more than 25% of its total assets in the securities of foreign issuers in the case of Royce Small-Cap Opportunity Fund and Royce Small-Cap Special Equity Fund. No other Funds are subject to this restriction;

7.	Invest in restricted securities (except for Royce Small-Cap Opportunity Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, and Royce SMid-Cap Total Return Fund, each of which may invest up to 15% of its net assets in illiquid securities, including restricted securities and Royce Small-Cap Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Small-Cap Total Return Fund, and Royce International Premier Fund, each of which is not subject to this restriction), or in repurchase agreements which mature in more than seven days;

3

8.	Invest more than 10% (15% for Royce Small-Cap Opportunity Fund, Royce Small-Cap Special Equity Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce SMid-Cap Total Return Fund, and Royce International Premier Fund) of its assets in securities for which market quotations are not readily available (i.e., illiquid securities) (except for Royce Small-Cap Fund, which is not subject to any such limitation);

9.	Invest, with respect to 75% of its total assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);

10.	Invest more than 25% of its assets in any one industry;

11.	Acquire more than 10% of the outstanding voting securities of any one issuer;

12.	Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

13.	Purchase or sell commodities or commodity contracts;

14.	Make loans, except for purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that each Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

15.	Invest in companies for the purpose of exercising control of management;

16.	Purchase portfolio securities from or sell such securities directly to any of the Trust’s Trustees, officers, employees or investment adviser, as principal for their own accounts; or

17.	Invest more than 5% of its total assets in warrants, rights and options.

Certain operating policies of the Funds are set forth below. Such operating policies may be changed by a majority vote of the Board and without shareholder approval.

Notwithstanding any Fundamental Policy set forth herein, no Fund may, as a matter of operating policy, enter into any “derivatives transaction” within the meaning of Rule 18f-4 under the 1940 Act.

No Fund may, as a matter of operating policy, invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities.

Royce Small-Cap Opportunity Fund may not, as a matter of operating policy, invest more than 10% of its assets in the securities of foreign issuers.

Royce Small-Cap Special Equity Fund may not, as a matter of operating policy:

1.	Invest more than 10% of its assets in the securities of foreign issuers;

2.	Invest more than 5% of its assets in securities for which market quotations are not readily available (i.e., illiquid securities); or

3.	Invest more than 5% of its assets in the securities of other investment companies.

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Royce Small-Cap Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Small-Cap Total Return Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, and Royce SMid-Cap Total Return Fund may not, as a matter of operating policy, invest more than 25% of their net assets in the securities of foreign issuers.

Royce International Premier Fund may not, as a matter of operating policy, invest more than 35% of its net assets in the securities of companies headquartered in developing countries.

Royce Small-Cap Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Small-Cap Total Return Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, and Royce SMid-Cap Total Return Fund may not, as a matter of operating policy, invest more than 5% of their net assets in the securities of companies that are headquartered in developing countries.

Royce Small-Cap Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Small-Cap Total Return Fund, and Royce International Premier Fund may not, as a matter of operating policy, invest more than 15% of their net assets in restricted securities (i.e., securities subject to certain contractual or legal restrictions on resale).

For purposes of Fundamental Policy No. 6, the Trust does not consider foreign government securities to be the securities of foreign issuers.

The Trust interprets: (i) Fundamental Policy No. 7 to preclude Royce Small-Cap Special Equity Fund from investing in restricted securities (i.e., securities subject to certain contractual or legal restrictions on resale); (ii) Fundamental Policies No. 7 and No. 8 to preclude any of Royce Small-Cap Opportunity Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, and Royce SMid-Cap Total Return Fund from investing more than 15% of its net assets in illiquid securities (i.e., securities for which market quotations are not readily available), including restricted securities (i.e., securities subject to certain contractual or legal restrictions on resale); (iii) Fundamental Policy No. 8 to preclude any of Royce Micro-Cap Fund, Royce Premier Fund, and Royce Small-Cap Total Return Fund from investing more than 10% of its net assets in illiquid securities (i.e., securities for which market quotations are not readily available); and (iv) Fundamental Policy No. 8 to preclude Royce International Premier Fund from investing more than 15% of its net assets in illiquid securities (i.e., securities for which market quotations are not readily available). For these purposes, the Trust looks only to whether market quotations are not readily available and not to any other indicia of liquidity.

In addition, for purposes of Fundamental Policy No. 7 and any Fund operating policies, the Trust does not consider securities to be “restricted” if they may be sold by a Fund without restriction in the market in which they are primarily traded, outside the United States. Restricted securities, sometimes referred to as private placements, are subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933 (the “Securities Act”). Such securities are purchased directly from the issuer, a control person of the issuer or another investor holding such securities. A large institutional market has developed for these unregistered privately placed restricted securities, both domestic and foreign. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Notwithstanding the fact that these securities may be subject to contractual or legal restrictions on resale to the general public or to certain institutions, unregistered securities that can be sold in accordance with Rule 144A under the Securities Act will not be considered illiquid securities so long as Royce determines that an adequate trading market exists for the security. Rule 144A allows an institutional trading market for securities otherwise subject to restriction on resale to the general public. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Funds, however, could adversely affect the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities

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promptly or at reasonable prices.

For purposes of Fundamental Policy No. 14, the Trust does not consider repurchase agreements or the purchase of debt securities, bank certificates of deposit and other similar securities, in accordance with the Funds’ investment policies, to be loans.

Each Fund may invest in the securities of other investment companies (open or closed-end) to the extent permitted under the 1940 Act (except for Royce Small-Cap Special Equity Fund which may only invest up to 5% of its total assets in the securities of other investment companies). Notwithstanding the above, the Funds as a matter of operating policy are prohibited from purchasing shares of other investment companies in excess of the limits set forth in the 1940 Act in reliance on the following statutory exceptions to such limits: (i) where the acquiring company and the acquired company are part of the same group of investment companies; and (ii) where the acquiring company and its affiliated persons acquire up to 3% of the outstanding stock of an investment company and such acquiring company has not offered or sold and is not proposing to offer or sell any security which includes a sales load of more than 1.5%.

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RISK FACTORS AND SPECIAL CONSIDERATIONS

Equity Securities

Each Fund invests in equity securities to the extent set forth in its Prospectus. For these purposes, “equity security” has the meaning set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Common stocks, preferred stocks, convertible securities, warrants, rights, and options are some examples of equity securities in which the Funds may invest. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into).

Funds’ Rights as Stockholders

No Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy, among other things, to the company’s management or its board of directors and/or other stockholders if Royce or the Board determines that such matters could have a significant effect on the value of the Fund’s investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, include, among others, supporting or opposing proposed changes in a company’s corporate structure or business activities; seeking changes in a company’s board of directors or management; seeking changes in a company’s direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or expenses or liabilities incurred, which could have a negative impact on that Fund’s performance.

A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Board determine this to be in the best interests of a Fund’s shareholders.

Securities Lending

Each Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in and satisfy the requirements of the Global Securities Lending Program organized and monitored by the Funds’ custodian, State Street. Furthermore, such loans will be made only if, in Royce’s judgment, the consideration to be earned from such loans would justify the risk. Collateral supplied from the borrower that is re-invested is subject to market and other investment-related risks.

The current view of the staff of the Securities and Exchange Commission (the “SEC”) is that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts

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equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) and Below Investment Grade Debt Securities

Each Fund may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. These speculative securities are commonly referred to as “below investment grade” securities or “junk” bonds. They may be rated from Ba to Ca by Moody’s Investors Service, Inc., from BB to D by Standard & Poor’s, or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default or about to be in default as to the repayment of principal or the payment of interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity or perceived capacity to make timely payment of principal and interest. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a debt security rated “below investment grade” in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board and described in the applicable Fund’s Prospectus. Judgment and other subjective factors play a greater role in the valuation of lower-rated (high-risk) debt securities than securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may adversely affect the value of a Fund’s investment in lower-rated (high-risk) debt securities along with its ability to dispose of that investment.

Since the risk of default is higher for “junk bonds,” Royce’s research and credit analysis play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations or has improved or is expected to improve in the future. Royce’s analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Each of the Funds may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

The Funds may also invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody’s (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody’s (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody’s (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody’s (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics) without regard to gradations within those ratings categories.

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Substantial Fund Investments in a Single Sector or a Limited Number of Sectors

Each Fund may, from time to time, invest a significant portion of its assets in companies from a single sector or a limited number of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector, and the securities of companies in that sector could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single sector as a whole, and these companies may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect that sector. In particular, companies in the sectors listed below may be adversely affected by the corporate, economic, political, regulatory, or market events referenced below.

●	Consumer Discretionary. These companies can be significantly affected by the performance of the overall economy, particularly the level of consumer inflation, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

●	Consumer Staples. These companies can be significantly affected by commodity costs, consumer confidence, demographic and product trends, the performance of the overall economy, particularly the level of consumer inflation, competitive pricing, food fads, marketing campaigns, environmental factors, and government regulation.

●	Financials. These companies are subject to extensive government regulation, can be significantly affected by changes in interest rates, the availability and cost of capital, the rate of corporate and consumer debt defaults, and price competition, and can be subject to relatively rapid change due to government interventions in capital, credit, and currency markets.

●	Health Care. These companies are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by product liability claims, rapid obsolescence, and patent expirations.

●	Industrials. These companies can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

●	Information Technology. These companies can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

●	Materials. These companies can be significantly affected by the level and volatility of commodity prices, the relative value of the dollar, import and export controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

As of December 31, 2025, each Fund invested a significant portion of its assets in companies from a single sector or a limited number of sectors.

Foreign Investments

Although Royce International Premier Fund may invest without limit in the equity securities of companies headquartered outside of the United States, no more than 35% of the Fund’s net assets may be invested in securities of companies headquartered in “developing countries,” also known as emerging markets. Each of Royce Small-Cap Special Equity Fund and Royce Small-Cap Opportunity Fund may invest up to 10% of its total assets in the securities of companies that are headquartered in foreign countries;

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each of Royce Small-Cap Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Small-Cap Total Return Fund, Royce Small-Cap Opportunity Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, and Royce SMid-Cap Total Return Fund may invest up to 25% of its net assets in the securities of companies that are headquartered in foreign countries. In addition, each Fund may invest in securities of companies whose economic fortunes are linked to foreign countries but do not meet the Fund’s definition of a foreign security (i.e., a security issued by a company that is headquartered in a foreign country). To the extent a Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to foreign country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing “foreign securities.”

Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. There also may be restrictions on outside investment in certain other foreign jurisdictions, including major industry or market sector restrictions, or limitations on the total amount or type of position in any single issue. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund’s portfolio. Foreign investments may also be subject to heightened local economic and political risks, public health events, political, economic and social instability, confiscatory taxation, foreign exchange controls, sanctions, tariffs, trade barriers, war, military action, or other armed conflict, periods of unrest or adverse diplomatic developments, large-scale human migration, and possible nationalization of issuers or expropriation of their assets, which might adversely affect the value of the Fund’s foreign investments along with its ability to dispose of those investments. Investments in foreign securities also may be subject to possible difficulties in obtaining and/or enforcing legal judgments in foreign courts; restrictions or prohibitions on foreign investment, including prohibitions or restrictions on investments in specific industries or market sectors; limitations on the total amount or type of position in any single issuer; and possible imposition by foreign governments of prohibitions or substantial restrictions on foreign investments in their capital markets or in certain industries. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

Although changes in foreign currency rates may adversely affect the value of the Funds’ foreign investments, Royce does not expect to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities it purchases on behalf of the Funds. Consequently, the risks associated with such investments may be greater than if the Funds were to engage in foreign currency hedging transactions.

Exchange control regulations in such foreign markets or sanctions against certain foreign governments or issuers may also adversely affect the value of the Funds’ foreign investments. Foreign exchange controls may also adversely affect the Funds’ ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

The risk factors noted above are generally heightened for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. See “Developing Countries” below.

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The Funds may purchase the securities of foreign companies in the form of American Depositary Receipts (“ADRs”). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders.

With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Developing Countries

Royce International Premier Fund may not invest more than 35% of its net assets in the securities of companies headquartered in developing countries. Each of Royce Small-Cap Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Small-Cap Total Return Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, and Royce SMid-Cap Total Return Fund may not invest more than 5% of its net assets in the securities of companies that are headquartered in developing countries. Although Royce Small-Cap Special Equity Fund is not subject to a specific limitation on its ability to invest in the securities of companies that are headquartered in developing countries, such Fund may only invest up to 10% of its total assets in the securities of companies that are headquartered in foreign countries.

Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, Israel, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). The risk factors noted above in “Foreign Investments” are generally heightened for investments in developing countries. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investment in these countries by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain developing countries. Many of the securities markets in developing countries are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. Developing countries may have antiquated

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legal systems with existing laws and regulations that are inconsistently applied. Generally, developing countries are not subject to as extensive and frequent accounting and financial reporting requirements as in the United States. Transaction costs, including brokerage commissions and dealer mark-ups in developing countries may be higher than in the United States or other developed countries. Investments in developing countries also are subject to the risk that a future economic, military, or political crisis could lead to armed conflict, price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, foreign exchange controls, sanctions, tariffs, trade barriers, large-scale human migration, or creation of government monopolies, any of which may have a detrimental effect on the value of the Funds’ investments. In addition, each Fund may invest in securities of companies whose economic fortunes are linked to developing countries but do not meet the Fund’s definition of a developing country security. To the extent a Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to developing country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing developing country securities.

Investments in Other Investment Companies and Exchange-Traded Funds

The Funds (except for Royce Small-Cap Special Equity Fund, which may invest up to 5% of its total assets in the securities of other investment companies) may purchase, sell and invest in the securities of other investment companies, including money market funds, exchange-traded funds (“ETFs”), registered open-end and closed-end funds, and unregistered funds to the extent permitted under the 1940 Act. As a result, to the extent a Fund invests in another investment company, the investment performance of the Fund will be directly impacted by the investment performance of that investment company. Likewise, a Fund will be exposed to the same risks as such investment companies in direct proportion to the allocation of its assets among those investment companies. In addition, when a Fund invests in another investment company, the Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company.

ETFs are ownership interests in registered open-end funds, unit investment trusts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry, sector or asset class. The relevant Funds also may, from time to time, purchase ETFs that sell short a portfolio of securities or other financial assets. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors. The relevant Funds also may invest in ETFs that use financial derivatives or leverage in an attempt to provide a multiple of the returns of an underlying index or other financial asset on a daily basis or an inverse of those returns. Investment exposure to leveraged or inverse ETFs may increase a Fund’s volatility and magnify any losses.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

If an ETF is an investment company, unless an exemption has been obtained from the SEC, the limitations applicable to the relevant Funds’ ability to purchase securities issued by other investment companies will apply.

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Repurchase Agreements

In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

The Funds may engage in repurchase agreements which mature in seven days or less, provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the potential for counterparty default, the possibility of a decline in the market value of the underlying securities as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with recognized securities dealers, banks and the Fixed Income Clearing Corporation, a securities clearing agency registered with the SEC, each determined by Royce to represent acceptable credit risk. Nonetheless, there remains a risk that the counterparty in a repurchase agreement may fail to honor their obligations, potentially leading to financial losses for the Fund(s).

Artificial Intelligence (“A.I.”)

Royce investment staff members may, subject to compliance with applicable firm policies and procedures, use A.I. and big data analytics to assist in the completion of certain investment research tasks, including the processing and analysis of large amounts of information, including issuer financial statements and trading data. However, undue reliance on A.I. output involves risks, including data inaccuracies and algorithmic errors, which could adversely affect Fund performance if not detected. Royce’s policies and procedures prohibit Royce investment staff members from generating investment recommendations or investment advice using A.I.

Warrants, Rights and Options

Pursuant to Fundamental Policy No. 17, each Fund may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices are not necessarily correlated with the market prices of the underlying securities. Notwithstanding Fundamental Policy No. 17, no Fund may, as a matter of operating policy, invest in options.

The sale of warrants and rights held for more than one year generally results in a long-term capital gain or loss to a Fund, and the sale of warrants or rights held for one year or less generally results in a short-term capital gain or loss. The holding period for securities acquired upon exercise of a warrant or right, however, generally begins on the day after the date of exercise, regardless of how long the warrant or right was held by the Fund. The securities underlying warrants and rights could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P Small-Cap 600 Index, an unmanaged market-weighted index.

Investing in warrants and rights on a given security allows a Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of

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securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Thus, investing in warrants and rights permits a Fund to incur additional risk and/or to hedge against risk.

Illiquid and Restricted Securities

The Funds’ Fundamental Policies and operating policies with respect to their ability to invest in restricted securities (i.e., securities subject to certain contractual or legal restrictions on resale) and illiquid securities (i.e., securities for which market quotations are not readily available) are set forth in this SAI under the heading “Investment Policies and Limitations.” For purposes of the Fundamental Policies regarding Fund investments in illiquid securities, the Trust looks only to whether market quotations are not readily available and not to any other indicia of liquidity. For purposes of the Fundamental Policies and any operating policies regarding Fund investments in restricted securities, the Trust does not consider securities to be “restricted” if they may be sold by a Fund without restriction in the market in which they are primarily traded, outside the United States. Restricted securities, sometimes referred to as private placements, are subject to contractual or legal restrictions on resale because they are not registered under the Securities Act. Such securities are purchased directly from the issuer, a control person of the issuer or another investor holding such securities. A large institutional market has developed for these unregistered privately placed restricted securities, both domestic and foreign. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Notwithstanding the fact that these securities may be subject to contractual or legal restrictions on resale to the general public or to certain institutions, unregistered securities that can be sold in accordance with Rule 144A under the Securities Act will not be considered illiquid securities so long as Royce determines that an adequate trading market exists for the security. Rule 144A allows an institutional trading market for securities otherwise subject to restriction on resale to the general public. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Funds, however, could adversely affect the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities promptly or at reasonable prices.

Borrowing

Each Fund may not borrow money from banks other than as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of its total assets.

Large Redemptions; New Fund Risks; Fund Liquidations.

If one or more investors in a Fund initiate significant redemptions, the Fund may be required to dispose of assets to meet the redemption request. This may make ordinary portfolio management and rebalancing decisions more complicated to implement, may result in a Fund’s operating expenses being allocated over a smaller asset base, which generally results in an increase in a Fund’s expense ratio, and can accelerate the realization of taxable income and cause the Fund to make taxable distributions to shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets or for smaller or newer Funds or when a significant investor purchases, redeems or owns a substantial portion of a Fund’s shares. Because large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a Fund’s investment strategy, each Fund also reserves the right to satisfy a redemption request through the distribution of a Fund’s portfolio securities to a shareholder in full or partial satisfaction of such redemption request, rather than entirely in cash. In addition, under certain circumstances and when deemed to be in the best interest of a Fund, redemption proceeds may take up to seven calendar days to be sent after receipt of a redemption request in good order. Funds that are new or that do not have considerable operating history also face greater risks

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that their investment strategies may not be successful, because the Fund may launch at an inopportune time or for other reasons. Newly organized Funds may not attract sufficient assets to achieve investment, trading, expense, or other efficiencies. In general, a Fund may be liquidated without shareholder approval and/or at a time that may not be favorable for all shareholders, which also may result in the Fund’s disposition of assets and acceleration of its realization of taxable capital gains or losses.

Investments by Affiliated and Non-Affiliated “Funds of Funds” in the Funds

Certain affiliated and non-affiliated investment companies may invest in the Funds in accordance with the requirements of the 1940 Act and Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”). These investment companies may be referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, a Fund may experience relatively large investments or redemptions, including liquidations, from a fund of funds due to an asset allocation rebalancing or other investment decision made by the investment manager of the applicable fund of funds. These asset flows may adversely affect performance by requiring the Fund to purchase or sell securities at inopportune times, including periods of reduced market liquidity, by otherwise limiting Royce’s ability to fully implement the Fund’s investment strategies, or by requiring the Fund to hold a larger portion of its assets in cash or highly liquid securities than it otherwise would hold. Asset flows initiated by a fund of funds may also result in higher portfolio turnover rates, increased payments of brokerage commissions, lower asset levels, and higher operating expense ratios for the Fund. Large redemptions of Fund shares by a fund of funds could also accelerate the Fund’s realization of short-term and long-term capital gains, which could result in adverse tax consequences to its shareholders.

The Funds’ investment adviser, Royce Investment Partners, may be subject to potential conflicts of interest in connection with investments by affiliated funds of funds. For example, Royce may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Royce has committed to the Board that it will resolve any potential conflict in the best interests of the shareholders of a Fund in accordance with its fiduciary duty to the Fund and that fund of fund investments in a Fund made pursuant to Rule 12d1-4 will comply with such Rule and the Funds’ related policies and procedures.

As necessary, Royce will take such actions as it deems necessary or appropriate to mitigate any potential adverse impacts from such fund of funds investments or redemptions, including redeeming Fund shares in-kind rather than in cash. See “Redemptions in Kind” in this SAI for more information. Similar issues may result from investment in a Fund by Section 529 plans.

* * *

Royce believes that each of the Funds, except Royce Small-Cap Total Return Fund and Royce SMid-Cap Total Return Fund, is suitable for investment only by investors who: (i) can invest without concern for current income and (ii) are in a financial position to assume above-average risks in the search for long-term capital appreciation. Each of Royce Small-Cap Total Return Fund and Royce SMid-Cap Total Return Fund is suitable for investment only by investors who are in a financial position to assume above-average risks in the search for long-term capital appreciation and current income.

The discussion immediately above is intended only as a general statement of risk. Actual risk levels will vary over time and depending on many different facts and circumstances. Royce and the Funds are not in a position to advise on the suitability of an investment in the Funds as to any investor.

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MANAGEMENT OF THE TRUST

The following tables set forth certain information regarding each Trustee and officer of the Trust. The Trustees have oversight responsibility for the Trust’s operations and are subject to various duties imposed on directors of registered investment companies under the 1940 Act and state law.

Name, Age and Address of Interested Trustees	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships During Past 5 Years
Christopher D. Clark (60) The Royce Funds One Madison Avenue New York, NY 10010	Trustee and President	Since 2014	Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director, and Member of the Board of Managers (since June 2015) of Royce, having been employed by Royce since May 2007.	15	None
*Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. All of the Trust’s Trustees are also Directors/Trustees of Royce Small-Cap Trust, Inc. (“RVT”), Royce Micro-Cap Trust, Inc. (“RMT”), Royce Global Trust, Inc. (“RGT”), and Royce Capital Fund (“RCF”) (collectively with the Trust, “The Royce Funds”).

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Name, Age, and Address of Independent Trustees	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships Held during Past Five Years
Patricia W. Chadwick (77) The Royce Funds One Madison Avenue New York, NY 10010	Trustee	Since 2009	Consultant and President, Ravengate Partners LLC (since 2000). Formerly Director, Amica Mutual Insurance Company (1992 to 2024).	15	Voya Funds (2006 - 2022) Wisconsin Energy Corp. (2006 - 2022)
Christopher C. Grisanti (64) The Royce Funds One Madison Avenue New York, NY 10010	Trustee	Since 2017	Chief Market Strategist (since September 2024), Chief Equity Strategist, and Senior Portfolio Manager (May 2020 to September 2024), MAI Capital Management LLC (investment advisory firm). Formerly Co-Founder and Chief Executive Officer, Grisanti Capital Management LLC (investment advisory firm) (from 1999 to 2020); Director of Research and Portfolio Manager, Spears Benzak, Salomon & Farrell (from 1994 to 1999); and Senior Associate, Simpson, Thacher & Bartlett (law firm) (from 1988 to 1994).	15	None
Cecile B. Harper (62) The Royce Funds One Madison Avenue New York, NY 10010	Trustee	Since 2020	Chief Financial Officer and Chief Operating Officer, College Foundation at the University of Virginia (since October 2019). Formerly Board Member, Pyramid Peak Foundation (January 2012 to 2022); Board Member, Regional One Health Foundation (from June 2013 to September 2019); and Principal, Southeastern Asset Management (from December 1993 to September 2019).	15	Alarm.com Holdings Inc.

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Name, Age, and Address of Independent Trustees	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships Held during Past Five Years
Julia W. Poston (65) The Royce Funds One Madison Avenue New York, NY 10010	Trustee	Since 2023

Director, Member of Nominating/Governance Committee, and Chair of Audit Committee, Merus Corporation (formerly Al. Neyer Corporation) (since 2020); Trustee, Miami University Foundation (since 2020); Director, Member of Governance Committee, and Chair of Audit Committee, Master Fluid Solutions (since 2021); and Trustee and Chair of Finance/Audit Committee, Cincinnati Museum Center (non-profit) (since 2015). Formerly Senior Client Partner (2002-2020) and Assurance Practice Group Leader for Ohio Valley Region (2014-2019), Ernst & Young, LLP (international accounting and services firm); and Audit Partner, Arthur Andersen LLP (international accounting and services firm) (1982-2002).

				15	AuguStar Variable Insurance Products Fund, Inc. The James Advantage Funds
Michael K. Shields (67) The Royce Funds One Madison Avenue New York, NY 10010	Trustee	Since 2015

Chairman, UNC Charlotte Investment Fund Board (since February 2016); Member, Halftime Carolinas Board (since February 2011); and Chief Investment Officer, National Christian Foundation (since April 2024). Formerly President and Chief Executive Officer, Piedmont Trust Company (privately owned North Carolina trust company) (from February 2012 to December 2023); Owner, Shields Advisors (investment consulting firm) (from April 2010 to June 2012); President and Chief Executive Officer, Eastover Capital Management (2005-2007); President and Chief Executive Officer, Campbell, Cowperthwait & Co. (investment subsidiary of U.S. Trust Corporation) (1997-2002); and equity portfolio manager and co-manager of Quality Growth Team, Scudder, Stevens & Clark (1992-1997).

				15	None
*Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. All of the Trust’s Trustees are also Directors/Trustees of RVT, RMT, RGT, and RCF.

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Name, Age and Address of Trust Officers	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships During Past 5 Years
Peter K. Hoglund* (59) One Madison Avenue New York, NY 10010	Treasurer	Since 2015

Chief Financial Officer, Chief Administrative Officer and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

				N/A	None
Daniel A. O’Byrne* (63) One Madison Avenue New York, NY 10010	Vice President	Since 1994	Principal and Vice President of Royce, having been employed by Royce since October 1986.	N/A	None
Francis D. Gannon* (58) One Madison Avenue New York, NY 10010	Vice President	Since 2014	Co-Chief Investment Officer (since January 2014), Portfolio Manager (since September 30, 2024), and Managing Director of Royce, having been employed by Royce since September 2006.	N/A	None
John E. Denneen* (58) One Madison Avenue New York, NY 10010	Secretary and Chief Legal Officer	1996-2001 and since April 2002	General Counsel, Managing Director and, since June 2015, a member of the Board of Managers of Royce; Chief Legal and Compliance Officer and Secretary of Royce.	N/A	None
John P. Schwartz* (54) One Madison Avenue New York, NY 10010	Chief Compliance Officer	Since May 2022	Chief Compliance Officer of The Royce Funds (since May 2022) and Associate General Counsel and Compliance Officer of Royce (since March 2013).	N/A	None

*An “interested person” of the Trust and/or Royce under Section 2(a)(19) of the 1940 Act.

**Each officer will hold office for the year ending December 31, 2025, and thereafter until their respective successors are duly elected and qualified.

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Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board believes has prepared them to be effective Trustees.

●	Christopher D. Clark - In addition to his tenure as an interested Trustee/Director of The Royce Funds, Mr. Clark serves as Chief Executive Officer, President, Co-Chief Investment Officer, and a Member of the Board of Managers of Royce, having been employed by Royce since 2007. Mr. Clark has over 25 years of investment and business experience, including extensive experience in the financial sector.

●	Patricia W. Chadwick – In addition to her tenure as an independent Trustee/Director of The Royce Funds, Ms. Chadwick is designated as an Audit Committee Financial Expert. Ms. Chadwick has over 30 years of investment and business experience, including extensive experience in the financial sector and as a consultant to business and non-profit entities. In addition, Ms. Chadwick has served on the boards of a variety of public and private companies and non-profit entities.

●	Christopher C. Grisanti – In addition to his tenure as lead independent Trustee/Director of The Royce Funds, Mr. Grisanti serves as Chief Market Strategist at MAI Capital Management LLC, an investment advisory firm. He previously co-founded and served as Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm. Mr. Grisanti has over 20 years of investment industry experience.

●	Cecile B. Harper – In addition to her tenure as an independent Trustee/Director of The Royce Funds, Ms. Harper has over 25 years of business experience in the asset management sector. In addition, Ms. Harper has served on the boards of various philanthropic entities.

●	Julia W. Poston – In addition to her tenure as an independent Trustee/Director of The Royce Funds, Ms. Poston serves as Chair of the Board’s Audit Committee, acting as liaison between the Board and the Funds’ independent registered public accountants, and is designated as an Audit Committee Financial Expert. Ms. Poston has over 40 years of business experience, including extensive experience in the financial sector. In addition, Ms. Poston serves on the boards of various operating companies, investment companies, and non-profit entities.

●	Michael K. Shields - In addition to his tenure as an independent Trustee/Director of The Royce Funds, Mr. Shields serves as Chairman of the UNC Charolotte Investment Fund Board and has served President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company. Mr. Shields has over 30 years of investment and business experience, including extensive experience in the financial sector.

The Board believes that each Trustee’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Trustee brings to the entire Board, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating Committee contains

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certain other specific factors considered by the Nominating Committee in identifying and selecting Trustee candidates (as described below).

To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Royce, and also may benefit from information provided by Royce’s internal counsel; both Board and Royce’s internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Trust’s Trustees not be “interested persons” (as defined in the 1940 Act) of the Trust and, as such, are not affiliated with Royce (“Independent Trustees”). To rely on certain exemptive rules under the 1940 Act, a majority of a Trust’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, five of the Trust’s six Trustees are Independent Trustees. The Board does not have a chair, but the President, an interested Trustee, acts as Chair at the Board meetings. The Independent Trustees have designated Christopher C. Grisanti as lead Independent Trustee. As lead Independent Trustee, Mr. Grisanti generally acts as chair of meetings or executive sessions of the Independent Trustees and, when appropriate, represents the views of the Independent Trustees to Royce management. The Board has determined that its leadership structure is appropriate in light of the services that Royce and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Information relating to the share ownership of each Trustee in the Funds and in the other funds in the group of registered investment companies comprising The Royce Funds that are overseen by the respective Trustee as of December 31, 2025, is set forth in the tables below.

Christopher D. Clark*

Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce International Premier Fund	Over $100,000
Royce Premier Fund	Over $100,000
Royce Small-Cap Opportunity Fund	Over $100,000

The Royce Funds		Over $100,000
* Mr. Clark also held over $100,000 in Royce Small-Cap CIT through Royce’s 401(k) plan and between $10,001 - $50,000 in Royce Small-Cap Total Return CIT through Royce’s 401(k) plan. Royce Small-Cap Fund and Royce Small-Cap CIT are subject to substantially identical investment objectives and policies and pursue substantially identical investment strategies. Royce Small-Cap Total Return Fund and Royce Small-Cap Total Return CIT are subject to substantially identical investment objectives and policies and pursue substantially identical investment strategies.

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Patricia W. Chadwick

Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce International Premier Fund	Over $100,000
Royce Micro-Cap Fund	Over $100,000

The Royce Funds		Over $100,000

Christopher C. Grisanti

Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce International Premier Fund	$50,001 - $100,000

The Royce Funds		Over $100,000

Cecile B. Harper

Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce International Premier Fund	Over $100,000
Royce Premier Fund	Over $100,000
Royce Small-Cap Opportunity Fund	Over $100,000
Royce Small-Cap Special Equity Fund	Over $100,000
Royce Smaller-Companies Growth Fund	Over $100,000

The Royce Funds	Over $100,000

Julia W. Poston

Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce Small-Cap Fund	Over $100,000

The Royce Funds		Over $100,000

Michael K. Shields

Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce International Premier Fund	$50,001 - $100,000
Royce Premier Fund	$50,001 - $100,000
Royce Small-Cap Fund	Over $100,000
Royce Small-Cap Opportunity Fund	$10,001 - $50,000
Royce Small-Cap Special Equity Fund	Over $100,000
Royce Small-Cap Total Return Fund	$50,001 - $100,000
Royce Smaller-Companies Growth Fund	$10,001 - $50,000

The Royce Funds		Over $100,000

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The Board has an Audit Committee, comprised of Patricia W. Chadwick, Christopher C. Grisanti, Cecile B. Harper, Julia W. Poston, and Michael K. Shields. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Funds’ independent accountants and for conducting post-audit reviews of the Funds’ financial statements with such independent accountants. The Trust has adopted an Audit Committee charter. Ms. Poston serves as Chair of the Audit Committee. Ms. Chadwick and Ms. Poston are designated as Audit Committee Financial Experts, as defined under SEC Regulations. During the year ended December 31, 2025, the Audit Committee held two (2) meetings.

The Board also has a Nominating Committee, comprised of Patricia W. Chadwick, Christopher C. Grisanti, Cecile B. Harper, Julia W. Poston, and Michael K. Shields. The Nominating Committee is responsible for, among other things, identifying individuals qualified to serve as Independent Trustees of the Trust and recommending its nominees for consideration by the Board. The Trust has adopted a Nominating Committee charter. While the Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Committee will review and consider nominations for the office of Trustee made by management and by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send their suggestions to the Secretary of the Trust, which should include biographical information and set forth their proposed nominee’s qualifications. During the year ended December 31, 2025, the Nominating Committee did not hold any meetings.

The Nominating Committee charter requires the Nominating Committee to identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the Board. In considering potential nominees, the Nominating Committee will take into consideration; (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Trust; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to stock exchange audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Trustee of the Trust; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Funds in light of the requirements of the Trust’s retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered.

The Board has a Distribution Committee, currently comprised of Christopher D. Clark. The Distribution Committee is responsible for, among other things, approving the Funds’ payment of dividends from net investment income and distributions from capital gains, if any, to ensure compliance with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxation.” During the year ended December 31, 2025, the Distribution Committee took action in respect of the Funds on six (6) different occasions through the issuance of written consents.

Board’s Oversight Role in Management

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The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Royce and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Trust’s and Royce’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of all five Independent Trustees) meets during its scheduled meetings, and between meetings the Chairman of the Audit Committee maintains contact with the Funds’ independent registered public accounting firm and the Trust’s Treasurer. The Board also receives periodic presentations from senior personnel of Royce or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas including, but not limited to, business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to Royce and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Information relating to the Trustees who received compensation from the Trust, from the other funds in the group of registered investment companies comprising The Royce Funds, and from the “Fund Complex,” which includes the Legg Mason Funds, for the year ended December 31, 2025, is set forth in the table below.

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Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from The Royce Funds paid to Trustees/ Directors	Total Compensation from Fund Complex*
Patricia W. Chadwick	$167,750	N/A	$223,500	$223,500
Christopher C. Grisanti	$188,184	N/A	$250,500	$250,500
Cecile B. Harper	$167,750	N/A	$223,500	$223,500
G. Peter O’Brien**	$167,750	N/A	$223,500	$724,250
Julia W. Poston	$181,373	N/A	$241,500	$241,500
Michael K. Shields	$167,750	N/A	$223,500	$223,500
* Represents aggregate compensation paid to each Trustee during the calendar year ended December 31, 2025, from the Fund Complex. As of the date of this SAI, the Fund Complex includes the 15 portfolios of The Royce Funds and the 48 portfolios of the Legg Mason Funds. In addition to serving as a Trustee/Director of The Royce Funds during the calendar year ended December 31, 2025, G. Peter O’Brien served as a Trustee/Director of the Legg Mason Funds during such period.
** Mr. O’Brien retired as Trustee/Director of The Royce Funds effective the close of business December 31, 2025.

For the period January 1, 2025, to December 31, 2025, each of the Independent Trustees was paid at an annual rate of $138,500 for serving on the Board, plus $5,850 for each Board meeting attended. These rates will remain in effect for the period January 1, 2026, to December 31, 2026. For the period January 1, 2025, to December 31, 2025, Mr. Grisanti and Ms. Poston were paid by the Trust at annual rates of $20,434 and $13,623 for serving as lead Independent Trustee and Chair of the Audit Committee, respectively. Mr. Grisanti and Ms. Poston will be paid these same annual rates for serving as Lead Independent Trustee and Chair of the Audit Committee, respectively, for the period January 1, 2026, through December 31, 2026.

Information Concerning Royce and Franklin Resources

On October 1, 2001, Royce & Associates, Inc., the Funds’ investment adviser, became a subsidiary of Legg Mason, Inc. (“Legg Mason”). On March 31, 2002, Royce & Associates, Inc. was merged into Royce Holdings, LLC (a subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Funds’ investment adviser and a subsidiary of Legg Mason. Effective March 1, 2016, Royce & Associates, LLC converted to Royce & Associates, LP, a Delaware limited partnership. Royce & Associates, LP primarily conducts its business under the name Royce Investment Partners. Royce & Associates, LP’s general partner is Royce & Associates GP, LLC (“Royce GP”). After the close of business on July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason in an all-cash transaction. The limited partners of Royce & Associates, LP are Legg Mason Royce Holdings, LLC (“Legg Mason Royce Holdings”) and certain employees of Royce GP. Royce & Associates, LP is more than 75% owned and controlled by Legg Mason Royce Holdings. Legg Mason Royce Holdings is, in turn, 100% owned and controlled by Legg Mason. Legg Mason is, in turn, 100% owned and controlled by Franklin Resources.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of March 31, 2026, Franklin Templeton reported aggregate assets under management of approximately $1.68 trillion.

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PRINCIPAL HOLDERS OF SHARES

Information regarding the persons known to the Trust to be the record and/or beneficial owners of 5% or more of the outstanding shares of any class of its Funds as of April 1, 2026, is set forth in Appendix A to this SAI.

As of April 1, 2026, all of the Trustees and officers of the Trust as a group beneficially owned the approximate percentage of the outstanding shares of the relevant classes of the Funds as indicated in the following table. Except as noted below, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of the remaining classes of the Funds.

Fund	Share Class	Approximate Percentage Owned
Royce International Premier Fund	Investment Class	3.42%
Royce International Premier Fund	Institutional Class	15.59%
Royce Micro-Cap Fund	Investment Class	3.17%
Royce Premier Fund	Institutional Class	2.83%
Royce Small-Cap Special Equity Fund	Institutional Class	8.63%
Royce Small-Cap Special Equity Fund	Investment Class	1.39%
Royce Small-Cap Value Fund	Investment Class	20.61%
Royce Smaller-Companies Growth Fund	Institutional Class	41.75%
Royce SMid-Cap Total Return Fund	Investment Class	5.21%
Royce SMid-Cap Total Return Fund	Service Class	1.72%

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INVESTMENT ADVISORY SERVICES

Services Provided by Royce

As compensation for its services under the Investment Advisory Agreements for the Funds listed below, Royce is entitled to receive the following fees with respect to each Fund:

Fund	Annual Rate of Fund’s Average Net Assets
Royce Small-Cap Fund	1.00% of the first $50,000,000 0.875% of the next $50,000,000 0.75% of any additional average net assets

Royce Micro-Cap Fund
Royce Premier Fund
Royce Small-Cap Total Return Fund
Royce Small-Cap Opportunity Fund
Royce Small-Cap Special Equity Fund

Royce Small-Cap Value Fund

Royce Smaller-Companies Growth Fund
Royce International Premier Fund

1.00% of the first $2,000,000,000 0.95% of the next $1,000,000,000 0.90% of the next $1,000,000,000 0.85% of any additional average net assets
Royce SMid-Cap Total Return Fund	0.85% of the first $2,000,000,000 0.80% of the next $1,000,000,000 0.75% of the next $1,000,000,000 0.70% of any additional average net assets

Such fees are payable monthly from the assets of each Fund and are allocated among each of its Share Classes based on the relative net assets of each class. Under such Investment Advisory Agreements, Royce: (i) determines the composition of each Fund’s portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Board; (ii) provides each Fund with investment advisory, research and related services for the investment of its assets; and (iii) pays expenses incurred in performing its investment advisory duties under the Investment Advisory Agreements.

The Trust pays all administrative and other costs and expenses attributable to its operations and transactions with respect to the above-listed Funds, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its Prospectuses, proxy statements, shareholder reports and notices; supplies and postage; federal and state registration fees; federal, state and local taxes; non-affiliated trustees’ fees; and brokerage commissions. Please see the section of this SAI entitled, “Administration Agreement” for more information.

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For each of the years ended December 31, 2023, 2024, and 2025, as applicable, Royce received advisory fees from each Fund (net of any amounts waived by Royce with respect to a Fund) and waived advisory fees payable to it, as follows:

Fund	Net Advisory Fees Received by Royce ($)	Amounts Waived by Royce ($)
Royce Small-Cap Fund
2023	12,836,807	-
2024	14,549,932	-
2025	13,314,405	-

Royce Micro-Cap Fund
2023	2,956,670	-
2024	3,062,825	-
2025	2,878,989	-

Royce Premier Fund
2023	13,367,670	-
2024	14,203,366	-
2025	10,908,021	-

Royce Small-Cap Total Return Fund
2023	9,563,211	-
2024	9,716,961	390,757
2025	8,442,202	879,012

Royce Small-Cap Opportunity Fund
2023	12,604,518	-
2024	12,398,780	-
2025	10,640,418	-

Royce Small-Cap Special Equity Fund
2023	7,744,156	-
2024	7,209,729	-
2025	5,064,391	-

Royce Small-Cap Value Fund
2023	1,109,402	-
2024	1,206,199	-
2025	982,453	-

Royce Smaller-Companies Growth Fund
2023	1,812,539	-
2024	1,845,679	-
2025	1,654,255	219,982

Royce SMid-Cap Total Return Fund
2023	516,954	-
2024	581,530	-
2025	495,498	-

Royce International Premier Fund
2023	6,524,283	703,759
2024	3,063,442	439,852
2025	1,104,089	240,621

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Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the relevant Fund and Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below the rates set forth below through April 30, 2027.

COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAPS
Fund	Investment Class	Service Class	Institutional Class	Consultant Class	R Class
Royce Small-Cap Fund	None	None	None	None	N/A
Royce Micro-Cap Fund	1.24%	1.49%	N/A	2.24%	N/A
Royce Premier Fund	None	1.49%	None	2.24%	N/A
Royce Small-Cap Total Return Fund	None	1.49%	1.02%	2.24%	None
Royce Small-Cap Opportunity Fund	1.24%	1.49%	None	2.24%	None
Royce Small-Cap Special Equity Fund	1.24%	1.49%	None	2.24%	N/A
Royce Small-Cap Value Fund	1.24%	1.49%	N/A	N/A	N/A
Royce Smaller-Companies Growth Fund	1.02%	1.49%	1.02%	N/A	N/A
Royce SMid-Cap Total Return Fund	1.09%	1.34%	N/A	N/A	N/A
Royce International Premier Fund	1.19%	1.44%	1.04%	N/A	N/A

ADMINISTRATION AGREEMENT

The Trust, on behalf of the Funds, and Royce are parties to an Amended and Restated Administration Agreement, effective as of July 31, 2020 (the “Administration Agreement”). Under the terms of the Administration Agreement, Royce provides the Funds with, among other things, administrative, professional, compliance and clerical services; necessary personnel, office space and facilities and equipment; preparation of its Prospectuses, statements of additional information and proxy statements, shareholders’ reports and notices and other reports and filings made to and with the SEC and/or other regulators; administering shareholder accounts, handling shareholder relations and such other services as Royce, subject to the Board, shall from time to time determine to be necessary or useful to perform its obligations under the terms of the Administration Agreement. Royce also, on behalf of the Funds, conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and other such persons in any such other capacity deemed to be necessary or desirable. Royce does not receive a fee under the terms of the Administration Agreement but rather is reimbursed by the Funds for any and all costs and expenses that it may incur in providing services under the Administration Agreement, including, without limitation, the costs and expenses relating to necessary personnel, rent, telephone, technology and supplies. The timing for such reimbursements by the Funds varies depending upon the type of expense involved. Such reimbursements may be made by the Funds on a quarterly, monthly, or more frequent basis. In accordance with the Administration Agreement, for the fiscal years ended December 31, 2024, and 2025, Royce received $3,732,595 and $3,971,358, respectively, in reimbursements from the Funds.

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PORTFOLIO MANAGERS

The following table shows the dollar range of each Fund’s shares owned beneficially and of record by each Fund’s Lead Portfolio Managers, Portfolio Managers, Co-Portfolio Managers and Assistant Portfolio Managers (each, a “Portfolio Manager” and collectively, the “Portfolio Managers”), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. Portfolio Manager assignments in the table are provided as of May 1, 2026. Ownership information in the table is provided as of December 31, 2025.

Portfolio Manager Investments in Each Fund

Name	Dollar Range of Fund Shares Beneficially Owned*	Total Ownership Interest in Fund Shares**
Royce International Premier Fund
Mark Fischer (Portfolio Manager)	Over $1,000,000	Over $1,000,000
Evan Choi (Assistant Portfolio Manager)	None	None
Royce Micro-Cap Fund
James P. Stoeffel (Portfolio Manager)	Over $1,000,000	Over $1,000,000
Andrew S. Palen (Assistant Portfolio Manager)	$100,001 - $500,000	$100,001 - $500,000
Royce Premier Fund
Lauren A. Romeo (Co-Lead Portfolio Manager)	Over $1,000,000	Over $1,000,000
Steven G. McBoyle (Co-Lead Portfolio Manager)	$10,001 - $50,000	Over $1,000,000
Andrew S. Palen (Assistant Portfolio Manager)	None	$1-10,000
Royce Small-Cap Fund
Jay S. Kaplan (Portfolio Manager)	$500,001 - $1,000,000	Over $1,000,000***
Lauren A. Romeo (Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000
Steven G. McBoyle (Portfolio Manager)	None	$10,001 - $50,000
Miles Lewis (Portfolio Manager)	None	$10,001 - $50,000
Andrew S. Palen (Portfolio Manager)	None	$100,001 - $500,000***
Francis D. Gannon (Portfolio Manager)	None	$10,001 - $50,000***
Royce Small-Cap Total Return Fund
Miles Lewis (Lead Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000
Joseph Hintz (Portfolio Manager)	$100,001 - $500,000	$500,001 - $1,000,000****
Jag Sriram (Assistant Portfolio Manager)	None	$100,001 - $500,000****
Royce Small-Cap Opportunity Fund
Brendan J. Hartman (Lead Portfolio Manager)	$50,001 - $100,000	Over $1,000,000*****
James P. Stoeffel (Portfolio Manager)	Over $1,000,000	Over $1,000,000
James J. Harvey (Portfolio Manager)	None	Over $1,000,000*****
Kavitha Venkatraman (Assistant Portfolio Manager)	$50,001 - $100,000	$100,001 - $500,000*****
Royce Small-Cap Special Equity Fund
Charles R. Dreifus (Portfolio Manager)	Over $1,000,000	Over $1,000,000
Steven G. McBoyle (Assistant Portfolio Manager)	$50,001 - $100,000	$100,001 - $500,000
Tim C. Hipskind (Assistant Portfolio Manager)	$50,001 - $100,000	$50,001 - $100,000

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Royce Small-Cap Value Fund
Jay S. Kaplan (Portfolio Manager)	Over $1,000,000	Over $1,000,000
Royce Smaller-Companies Growth Fund
James A. Skinner, III (Portfolio Manager)	Over $1,000,000	Over $1,000,000

Royce SMid-Cap Total Return Fund

Miles Lewis (Lead Portfolio Manager)	None	None
Joseph Hintz (Portfolio Manager)	None	None
Jag Sriram (Assistant Portfolio Manager)	None	None
*This column reflects investments in a Fund’s shares owned directly by a Portfolio Manager or beneficially owned by a Portfolio Manager (as determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. A Portfolio Manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

**Includes, in addition to amounts reported in the previous column, unvested amounts held as “phantom shares” in the Fund on the Portfolio Manager’s behalf through Royce’s deferred compensation arrangements.

*** Includes, in addition to amounts reported in the previous column and any unvested amounts held as “phantom shares” in Royce Small-Cap Fund on the Portfolio Manager’s behalf through Royce’s deferred compensation arrangements, amounts held in Royce Small-Cap CIT through Royce’s 401(k) plan. Royce Small-Cap Fund and Royce Small-Cap CIT are subject to substantially identical investment objectives and policies and pursue substantially identical investment strategies.

**** Includes, in addition to amounts reported in the previous column and any unvested amounts held as “phantom shares” in Royce Small-Cap Total Return Fund on the Portfolio Manager’s behalf through Royce’s deferred compensation arrangements, amounts held in Royce Small-Cap Total Return CIT through Royce’s 401(k) plan. Royce Small-Cap Total Return Fund and Royce Small-Cap Total Return CIT are subject to substantially identical investment objectives and policies and pursue substantially identical investment strategies.

***** Includes, in addition to amounts reported in the previous column and any unvested amounts held as “phantom shares” in Royce Small-Cap Opportunity Fund on the Portfolio Manager’s behalf through Royce’s deferred compensation arrangements, amounts held in Royce Small-Cap Opportunity CIT through Royce’s 401(k) plan. Royce Small-Cap Opportunity Fund and Royce Small-Cap Opportunity CIT are subject to substantially identical investment objectives and policies and pursue substantially identical investment strategies.

Description of Portfolio Manager Compensation Structure

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers receive from Royce a base salary, Portfolio-Related Variable Compensation (generally the largest element of each Portfolio Manager’s compensation), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

-	PORTFOLIO-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Portfolio-Related Variable Compensation that is either asset-based, or revenue-based and, therefore in part, based on the value of the net assets of the account for which the Portfolio Manager is being compensated, determined with reference to each of the registered investment company and other client accounts such person is managing. The revenue used to determine the quarterly Portfolio-Related Variable Compensation received by Lauren A. Romeo, Steven G. McBoyle, Francis D. Gannon, Andrew S. Palen, and James A. Skinner, III that relates to RVT is performance-based fee revenue. The revenue used to determine the quarterly Portfolio-Related

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Variable Compensation received by James P. Stoeffel and Andrew S. Palen that relates to RMT is performance-based fee revenue.

Payment of the Portfolio-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Portfolio-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce investment strategy for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Portfolio Managers receive quarterly variable compensation based on Royce’s net revenues.

-	BENEFIT PACKAGE. Portfolio Managers also receive benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. Each Royce employee, including each Portfolio Manager, is also eligible to purchase shares of Franklin Resources, Inc. at a 15% discount to its closing price on certain dates in accordance with the terms and conditions of the Franklin Templeton Employee Stock Investment Plan.

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Portfolio Managers’ Other Accounts Managed

The following chart contains information regarding all Royce client accounts for which each Portfolio Manager has day-to-day management responsibilities. Portfolio Manager assignments in the table are provided as of May 1, 2026. Account information in the table is provided as of December 31, 2025. Accounts are grouped into three categories: (i) registered investment companies, (ii) private pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Charles R. Dreifus
	Registered investment companies	1	$431,802,205	--	--
	Private pooled investment vehicles	--	--	--	--
	Other accounts*	1	$70,518,458	--	--
Jay S. Kaplan
	Registered investment companies	3	$2,043,438,106	--	--
	Private pooled investment vehicles	--	--	--	--
	Other accounts*	--	--	--	--
James A. Skinner, III	Registered investment companies	2	$2,358,814,816	1	$2,164,437,870
	Private pooled investment vehicles	--	--	--	--
	Other accounts*	--	--	--	--
Lauren A. Romeo
	Registered investment companies	3	$4,918,137,230	1	- $2,164,437,870
	Private pooled investment vehicles	3	$163,394,166	--	--
	Other accounts*	6	$674,080,384	--	--
Steven G. McBoyle
	Registered investment companies	5	$5,449,951,609	1	$2,164,437,870
	Private pooled investment vehicles	3	$163,394,166	--	--
	Other accounts*	5	$350,990,705	--	--
Brendan J. Hartman
	Registered investment companies	1	$1,075,988,998	--	--
	Private pooled investment vehicles	3	$49,609,108	--	--
	Other accounts*	1	$854,433,285	--	--
James P. Stoeffel
	Registered investment companies	4	$2,107,144,789	1	$630,804,415
	Private pooled investment vehicles	3	$49,609,108	--	--
	Other accounts*	1	$854,433,285	--	--
Evan Choi
	Registered investment companies	1	$87,068,606	--	--
	Private pooled investment vehicles	--	--	--	--
	Other accounts*	4	$280,472,247	--	--

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Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance Based	Value of Managed Accounts for which Advisory Fee is Performance Based
James J. Harvey
	Registered investment companies	1	$1,075,988,998	--	--
	Private pooled investment vehicles	3	$49,609,108	--	--
	Other accounts*	1	$854,433,285	--	--
Andrew S. Palen
	Registered investment companies	6	$5,949,293,021	2	$2,795,242,285
	Private pooled investment vehicles	2	$163,394,166	--	--
	Other accounts*	-	-	-	-
Miles Lewis
	Registered investment companies	4	$2,878,808,193	1	$2,164,437,870
	Private pooled investment vehicles	2	$10,462,056	--	--
	Other accounts*	--	--	--	--
Mark Fischer
	Registered investment companies	1	$87,068,606	--	--
	Private pooled investment vehicles	--	--	--	--
	Other accounts*	4	$280,472,247	--	--
Kavitha Venkatraman
	Registered investment companies	1	$1,075,988,998	--	--
	Private pooled investment vehicles	3	$49,609,108	--	--
	Other accounts*	1	$854,433,285	--	--
Joseph Hintz
	Registered investment companies	2	$942,615,984	--	--
	Private pooled investment vehicles	2	$10,462,056	--	--
	Other accounts*	--	--	--	--
Tim Hipskind
	Registered investment companies	1	$431,802,205	--	--
	Private pooled investment vehicles	--	--	--	--
	Other accounts*	--	--	--	--
Francis D. Gannon
	Registered investment companies	2	$3,936,008,240	1	$2,164,437,870
	Private pooled investment vehicles	-	-	--	--
	Other accounts*	-	-	--	--
Jag Sriram
	Registered investment companies	2	$942,615,984	--	--
	Private pooled investment vehicles	2	$4,712,155	--	--
	Other accounts*	--	--	--	--
*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Funds’ Rule 17j-1 Code of Ethics.

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Potential Conflicts of Interest

Each Portfolio Manager’s day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably.

The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order, subject to Royce’s minimum ticket size requirements. Royce may, under certain circumstances, allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. See “Portfolio Transactions” below.

As described above, there is a revenue-based component of each Portfolio Manager’s Performance-Related Variable Compensation, and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Lauren A. Romeo, James P. Stoeffel, James A. Skinner, III, Jay S. Kaplan, and James J. Harvey receive variable compensation based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of the Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Fund shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by Funds or other Royce client accounts to Royce), which relates to the management of one or more Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described herein, no Royce Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-based revenue. Notwithstanding the above, the Performance-Related Variable Compensation paid to Lauren A. Romeo, Steven G. McBoyle, Francis D. Gannon, Andrew S. Palen, and James A. Skinner, III, as Portfolio Managers of RVT, and the Performance-Related Variable Compensation paid to James P. Stoeffel and Andrew S. Palen, as Portfolio Managers of RMT, is based, in part, on performance-based fee revenues. RVT and RMT pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for a Fund or other Royce client account or personally buys, holds

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or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests). See “Code of Ethics and Related Matters” below. Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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DISTRIBUTION

The Trust is engaged in a continuous offering of the shares of each Fund. RFS, a wholly-owned subsidiary of Royce, is the distributor of the shares of each Fund. RFS has its office at One Madison Avenue, New York, NY 10010. RFS’s corporate predecessor was organized in November 1982. RFS is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust with respect to the Share Classes offered under this SAI, RFS is entitled to receive, from the assets of the Fund or Share Class involved, a fee, paid monthly, equal to; 1% per annum (consisting of an asset-based sales charge of .75% and a personal service and/or account maintenance fee of .25%) of the average net assets of the Consultant Class shares of each of Royce Small-Cap Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Small-Cap Total Return Fund, Royce Small-Cap Opportunity Fund, and Royce Small-Cap Special Equity Fund; .50% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of the respective average net assets of R Class shares of each of Royce Small-Cap Total Return Fund and Royce Small-Cap Opportunity Fund; and .25% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of the respective average net assets of Service Class shares of each of Royce Small-Cap Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Small-Cap Total Return Fund, Royce Small-Cap Opportunity Fund, Royce Small-Cap Special Equity Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce SMid-Cap Total Return Fund, and Royce International Premier Fund. Except to the extent that they may be waived by RFS as described in the Prospectuses, these fees are not subject to any required reductions.

RFS is also entitled to the proceeds of any contingent deferred sales charges (“CDSC”) that may be imposed on any Consultant Class shares of Royce Small-Cap Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Small-Cap Total Return Fund, Royce Small-Cap Opportunity Fund, and Royce Small-Cap Special Equity Fund redeemed less than 365 days from their date of purchase. Shareholders do not pay a CDSC on exchanges between Consultant Class shares of the Funds; shares acquired through reinvestment of distributions; and shares held for 365 days or longer. The CDSC will generally be waived for: participants in automatic investment or withdrawal plans; certain profit sharing or retirement plans; and certain pre-approved group investment plans and charitable organizations. These exemptions may not be available to investors who hold Consultant Class shares through certain broker-dealers and other financial intermediaries. Please contact your financial adviser for more information on CDSC waivers. Please also see Appendix A of the Prospectus relating to the Consultant Class and R Class shares of the relevant Funds for more information about CDSC waivers for certain redemptions of Consultant Class shares held through certain broker-dealers. The Funds’ Investment and Institutional Classes are not obligated to pay any fees to RFS under the Distribution Agreement.

Under the Distribution Agreement, RFS (i) seeks to promote the sale and/or continued holding of shares of such Funds through a variety of activities, including advertising, direct marketing and servicing investors and introducing parties on an on-going basis; (ii) pays sales commissions and other fees to those broker-dealers, investment advisers and others (excluding banks) who have introduced investors to such Funds (which commissions and other fees may or may not be the same amount as or otherwise comparable to the distribution fees payable to RFS); (iii) pays the cost of preparing, printing and distributing any advertising or sales literature and the cost of printing and mailing the Funds’ Prospectuses to persons other than shareholders of the Funds; and (iv) pays all other expenses incurred by it in promoting the sale and/or continued holding of the shares of such Funds and in rendering such services under the Distribution Agreement. RFS, also, may make payments to financial intermediaries that provide personal service and recordkeeping/administrative/account maintenance services. The Trust bears the expense of registering its shares with the SEC and the cost of filing for sales of its shares under the securities laws of the various states.

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The Trust entered into the Distribution Agreement with RFS pursuant to a Distribution Plan which, among other things, permits each Fund that remains covered by the Plan to pay the monthly distribution fee out of its net assets. Such distribution fee is paid to RFS regardless of whether expenses were incurred under the Plan. As required by Rule 12b-1 under the 1940 Act, the shareholders of each Fund or Share Class that remains covered by the Plan and the Board, including a majority of the Independent Trustees, approved the Plan. No Independent Trustee of the Trust had any direct or indirect financial interest in the operation of the Plan or the Distribution Agreement.

The Plan may be terminated as to any Fund or Share Class: (i) by the vote of a majority of the Independent Trustees or (ii) by the vote of a majority of the outstanding voting securities of such Fund or such Share Class. Any change in the Plan that would materially increase the distribution cost to a Fund or Share Class requires approval by the shareholders of such Fund or such Share Class; otherwise, the Trustees, including a majority of the Independent Trustees, as described above, may amend the Plan.

The Distribution Agreement may be terminated as to any Fund or class of shares at any time on 60 days’ written notice and without payment of any penalty by RFS, by the vote of a majority of the outstanding shares of such Fund or Share Class or by the vote of a majority of the Independent Trustees, if not sooner terminated in accordance with their respective terms, will continue in effect for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board.

While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Independent Trustees.

For the fiscal year ended December 31, 2025, RFS received distribution and/or service (12b-1) fees from the Funds as follows.

Fund	Share Class	Net Distribution Fees ($)	Distribution Fees Waived ($)
Royce Small-Cap Fund	Service Class	137,558	13,891
Royce Small-Cap Fund	Consultant Class	1,642,045
Royce Micro-Cap Fund	Service Class	306,239
Royce Micro-Cap Fund	Consultant Class	94,216
Royce Premier Fund	Service Class	72,206
Royce Premier Fund	Consultant Class	98,481
Royce Small-Cap Total Return Fund	Service Class	121,884
Royce Small-Cap Total Return Fund	Consultant Class	744,108
Royce Small-Cap Total Return Fund	R Class	104,875
Royce Small-Cap Opportunity Fund	Service Class	122,169
Royce Small-Cap Opportunity Fund	Consultant Class	118,304
Royce Small-Cap Opportunity Fund	R Class	182,806
Royce Small-Cap Special Equity Fund	Service Class	58,729
Royce Small-Cap Special Equity Fund	Consultant Class	111,133
Royce Small-Cap Value Fund	Service Class	166,216
Royce Smaller-Companies Growth Fund	Service Class	280,841
Royce SMid-Cap Total Return Fund	Service Class	46,744	1,419
Royce International Premier Fund	Service Class	48,066

For the fiscal year ended December 31, 2025, all of the amounts paid by the Funds under their Distribution Plans ($4,456,620) were paid to RFS. RFS used such distribution fees primarily for (i) compensation to broker-dealers and other financial intermediaries, (ii) printing expenses, and (iii) state registration fees for RFS. There were no unreimbursed expenses incurred during fiscal year ended

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December 31, 2025, that are being carried over to future years and the Funds do not participate in any joint distribution activities with another series or investment company.

Under the Rules of Fair Practice of FINRA, the front-end sales loads, asset-based sales charges and contingent deferred sales charges payable by any Fund and/or the shareholders thereof to RFS are limited to (i) 6.25% of total new gross sales occurring after July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum, increased by (ii) 6.25% of total new gross sales occurring after such Fund first adopted the Plan until July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum less any front-end, asset-based or deferred sales charges on such sales or net assets resulting from such sales.

Neither the Plan nor the Distribution Agreement authorize the imposition of initial sales charges in connection with purchase of shares covered by this SAI. As a result, such Share Classes are not subject to initial sales charges. Certain Funds offer Consultant Class shares, which impose CDSCs, subject to certain enumerated exceptions, in connection with redemptions thereof that take place less than 365 days from the date of purchase. No other Share Class offered under this SAI is subject to a CDSC. For the fiscal years ended December 31, 2023, 2024, and 2025, RFS received CDSCs in connection with the above-described redemptions of Consultant Class shares of the relevant Funds as set forth in the table below.

AMOUNT OF CONTINGENT DEFERRED SALES CHARGES RECEIVED BY RFS ON CONSULTANT CLASS SHARES
Fund	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2025
Royce Small-Cap Fund	$1,127	$1,208	$376
Royce Micro-Cap Fund	28	0	0
Royce Premier Fund	150	297	2
Royce Small-Cap Total Return Fund	593	2,267	1,596
Royce Small-Cap Opportunity Fund	465	563	571
Royce Small-Cap Special Equity Fund	0	18	1,637
Royce SMid-Cap Total Return Fund*	19	0	0
Royce International Premier Fund*	4	0	0
* As of the date of this SAI, Consultant Class shares are no longer offered by the Fund.

Shares of the Funds may be held by certain financial intermediaries for the benefit of their customers. In such instances, some or all of the recordkeeping for these accounts may be performed by such financial intermediaries and the Funds may not have to maintain accounts for the customers of the financial intermediaries who have invested in the Funds. The Board has authorized the Funds to compensate financial intermediaries to the extent the services such parties render to a Fund are non-distribution-related recordkeeping, account maintenance or other shareholder services. Such non-distribution-related shareholder services may include (without limitation): (a) establishing and maintaining omnibus accounts with the Funds; (b) establishing and maintaining subaccounts and subaccount balances for the relevant record and/or beneficial shareholders; (c) processing orders by the relevant record and/or beneficial shareholders to purchase, redeem and exchange Fund shares promptly and in accordance with the Prospectus relating to the relevant Share Class; (d) transmitting to the Funds, on each business day, a net subscription or net redemption order reflecting subscription, redemption and exchange orders received by it with respect to the relevant record and/or beneficial shareholders; and (e) receiving and transmitting funds representing the purchase price or redemption proceeds relating to such orders. The actual services provided, and the payments made for such services, vary from firm to firm. These payments by the Funds are made out of the assets attributable to their various Share Classes and reflected as “Other Expenses” in the Funds’ fee tables and expense examples contained in the Prospectuses.

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RFS, Royce, and/or certain of their affiliates may make payments to financial intermediaries that provide the opportunity to distribute the Funds through their sales personnel, provide access to their selling personnel or branch offices, place the Funds on the financial intermediary’s list of offered funds, and introduce investors to the Funds. Certain of these payments may be made from the resources of Royce and/or its certain of its affiliates, which resources may include profits from their relationships with the Funds.

As of December 31, 2025, Royce anticipates that the financial intermediaries that will receive payments relating to the Funds from Royce’s own resources include the following:

ADP Broker-Dealer Inc.	Mass Mutual Life Insurance	Raymond James	Cambridge Investment Research	Sorrento Pacific Financial, LLC	JP Morgan Securities
Ameriprise	Matrix Settlement & Clearance Services	Sammons	Cadaret, Grant & Co. Inc.	Western International Securities	Lincoln Financial Advisors Corporation
Ascensus	Mid-Atlantic Corp.	Schwab Brokerage	Cetera Financial Group	Citizens Securities	Lincoln Financial Services Corporation
BPA	Morgan Stanley Smith Barney	Stifel Nicolaus & Company, Incorporated	CUSO Financial Services L.P.	Edward Jones	RBC Capital Markets, LLC
Empower	Pershing LLC	Talcott Resolution Life	First Command	E*Trade
Fidelity Brokerage	PNC	Voya	LPL Financial	Northwestern Mutual	Envestnet
Fidelity Retirement	Principal Life	Wells Fargo	NEXT Financial Group, Inc.
Osaic Wealth Inc.	Avantax Wealth Management	SCF Securities	Equitable Advisers

The payments described under this heading may influence financial intermediaries to recommend or sell a Fund over other mutual funds. You may ask your financial intermediary about these differing interests and how the financial intermediary and its employees and associated persons are compensated for administering your Fund investment. Such payments may benefit Royce to the extent that the payments result in more assets, on which fees are charged by Royce, being invested in a Fund. In addition, such payments may: (i) be substantial to any given financial intermediary, (ii) be more or less than comparable payments received by a financial intermediary with respect to other mutual funds, and (iii) exceed the costs and expenses incurred by the financial intermediary in performing the applicable services and activities in respect of the Funds.

CUSTODIAN

State Street is the custodian of each Fund’s securities, cash and other assets, but it does not participate in any Fund’s investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by federal law. State Street’s main office is at One Congress Street, Suite 1, Boston, MA 02114-2016.

State Street is responsible for calculating the daily net asset value per share, maintaining the portfolio and general accounting records, and providing certain shareholder services for each Fund and its Share Classes.

TRANSFER AGENT

SS&C GIDS is the transfer agent and dividend disbursement agent for each Fund’s shares, but it does not participate in any Fund’s investment decisions. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by SS&C GIDS at 330 W. 9th Street, Kansas City, Missouri 64105.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, whose primary address is 300 Madison Avenue, New York, NY 10017-6232, is the Trust’s independent registered public accounting firm, providing audit services, tax return preparation, and assistance with the review of various SEC filings.

SECURITIES LENDING AGENT

State Street acts as the securities lending agent for the Funds (in such capacity, the “Lending Agent”). During the fiscal year ended December 31, 2025, the Lending Agent provided various services to participating Funds, including locating borrowers, monitoring daily the value of the loaned securities and collateral, requiring additional collateral from borrowers as necessary, cash collateral management, qualified dividend management, negotiation of loan terms, selection of securities to be loaned, recordkeeping and account servicing, monitoring dividend activity and material proxy votes relating to loaned securities, and arranging for return of loaned securities to participating Funds at loan termination. For the fiscal year ended December 31, 2025, the table below reflects the dollar amounts of income received and the compensation paid to the Lending Agent, including any share of revenue generated by the securities lending program paid to the Lending Agent (“revenue split”), related to the securities lending activities of each participating Fund.

Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in the revenue split*	Administrative fees not included in revenue split	Indemnification fee not included in revenue split	Rebate (paid to borrowers)	Other fees not included in revenue split	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Royce Small-Cap Fund	$317,560	$36,780	-	-	-	$72,305	-	$109,085	$208,475
Royce Micro-Cap Fund	181,113	11,180	-	-	-	106,545	-	117,725	63,388
Royce Small-Cap Total Return Fund	10,860	1,629	-	-	-	-	-	1,629	9,231
Royce Small-Cap Opportunity Fund	261,275	12,113	-	-	-	180,478	-	192,591	68,684
Royce Small-Cap Value Fund	9,132	457	-	-	-	6,084	-	6,541	2,591
Royce Smaller-Companies Growth Fund	274,231	27,437	-	-	-	91,303	-	118,740	155,491

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PORTFOLIO TRANSACTIONS

Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund’s portfolio securities. Royce does not select a broker to effect a securities transaction for a Fund unless Royce believes such broker can obtain the best execution for the security involved in the transaction. Best execution is comprised of several factors including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained from the transaction.

In addition to considering a broker’s execution capability, Royce generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Royce uses commission dollars generated by agency transactions for the Funds and certain of its other client accounts to pay for such “research services.” Research services that are paid for in this manner assist Royce in carrying out its investment decision-making responsibilities. Research services may include, but are not limited to, general economic research, market and statistical information, industry and technical research, strategy and company research, advice as to the availability of securities or purchasers or sellers of a particular security, research related to performance measurement, and may be provided in writing or orally. Brokerage services that are paid for in this manner include effecting securities transactions and incidental functions such as clearance, settlement and custody.

Royce is authorized, under its Investment Advisory Agreements with the Trust and in accordance with Section 28(e) of the Exchange Act and SEC guidance issued under the Exchange Act, to cause the Funds to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to Royce by the broker. Thus, the Funds generally pay higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. Royce determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or Royce’s overall responsibilities with respect to its accounts. Royce does not consider liquidity rebates or payments for order flow to be significant factors when selecting brokers and setting broker commission rates.

Royce may use research and brokerage services furnished by brokers in connection with the effecting of securities transactions for the Funds in managing all of its client accounts, including: (i) certain discretionary client accounts that Royce reimburses to the extent commission dollars generated by agency transactions for such accounts are used to pay for such research and brokerage services and (ii) certain separately managed accounts for which Royce provides model portfolio services which do not generate commission dollars that may be used for research and brokerage services (together, the “Non-Participating Accounts”). Furthermore, the particular Fund that generated the applicable research or brokerage services is typically not the sole beneficiary (and, as to a particular service, potentially may not be a beneficiary at all); this is, in part, because some accounts regularly benefit from research or other services generated by trading by other accounts while themselves generating few or no commissions associated with such services. Royce does not attempt to allocate these kinds of benefits proportionately among its clients or, except in limited circumstances, to track the benefits of research and brokerage services to the commissions associated with a particular account or group of accounts. Royce’s receipt of these services also does not reduce the investment advisory fees payable to Royce by the Funds, even though Royce might have otherwise been required to purchase some of those services for cash. The arrangements thus present various conflicts of interest for Royce. Because research and other services paid for by the Funds can reduce Royce’s costs, Royce has an incentive both to prefer trades and brokers whose commissions pay for such services over potentially less expensive alternatives and to prefer higher volumes of trading over lower

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volumes. Those incentives also can be heightened when acting for clients with different trading profiles. Those client accounts with no or limited ability to generate commissions from trading (e.g., the Non-Participating Accounts or those accounts that trade less frequently) may increase the incentive for Royce to generate commissions from trading by the Funds.

In some cases, Royce may receive a service from a broker that has both a “research/brokerage” and a “non-research/non-brokerage” use. When this occurs, Royce makes a good faith allocation between the research/brokerage and non-research/non-brokerage use of the service. Only the portion of the service that is used for research/brokerage purposes may be paid for with commission dollars. Firms that provide such research and brokerage services to Royce may also promote the sale of the Funds’ shares, and Royce and/or RFS may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the shares of the Funds. RFS does not effect portfolio transactions on behalf of the Funds or any other Royce-advised accounts.

Even though Royce makes investment decisions for each Fund independently from those for the other Funds and the other accounts managed by Royce, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce account because the same security may be suitable for more than one of them. When Royce is purchasing or selling the same security for more than one Royce account managed by the same primary portfolio manager on the same trading day, such transactions will be effected pursuant to Royce’s Trade Allocation Guidelines and Procedures. All purchase and sale orders for Royce client accounts are pre-allocated before execution of the relevant trade. In instances in which a portfolio manager has specified more than one participating client account and the allocation of securities between or among such accounts at or prior to the time of the execution of the trade, such trades will be averaged as to price and allocated as to amount to the identified Royce client accounts in accordance with such pre-allocations. (Partial fills of pre-allocated orders are generally allocated pro-rata based on the original pre-allocation.) In addition, a Royce Co-Chief Investment Officer may, on a case-by-case basis, require different pricing and/or allocation methodologies in order to ensure equitable treatment for all of the Royce client accounts involved, and shall, in such event, document in writing a description of such methodology and the rationale for its use. Whenever Royce is purchasing or selling the same security for more than one Royce client account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner that Royce believes to be equitable to each Royce client account. Trades for Royce client accounts that are managed by different portfolio managers are not generally averaged as to price as described above. Trades effected for Royce client accounts or segments within Royce client accounts using quantitative investment models are not subject to any price averaging or allocation methodology, including with one another. Under certain circumstances, Royce may allocate trades in a manner other than that described above if it determines that the allocation is fair and equitable under the circumstances. In some cases, this procedure may adversely affect the price paid or received by a client account or the size of the position obtained for a client account. In addition, on a limited, infrequent basis, and in accordance with written procedures, Royce may change initial allocations from one Royce client account to another Royce client account prior to the booking of the trade on the day after trade date when: (i) it is determined that a security is unsuitable or inappropriate for a particular Royce client account in the original allocation; (ii) there is insufficient cash in a Royce client account to which a security is initially allocated; (iii) there is a client-imposed restriction on the purchase of the security being allocated; or (iv) the portfolio manager has decided to change the initial allocation for some other reason.

From time to time, two portfolio managers with independent investment discretion over separate portions of a single Fund’s portfolio may place opposite direction trades for that Fund in the same security on the same day or within a short period of time of one another. Although Royce has taken certain steps designed to minimize the circumstances under which this will occur, it nevertheless could result in adverse tax consequences to the Fund’s taxable shareholders.

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During each of the years ended December 31, 2023, 2024, and 2025, the Funds paid brokerage commissions as follows:

Fund	2023	2024	2025
Royce International Premier Fund	$1,367,778	$876,761	$310,204
Royce Micro-Cap Fund	332,173	310,696	626,545
Royce Premier Fund	231,568	175,637	400,835
Royce Small-Cap Fund	1,424,694	1,589,501	1,629,305
Royce Small-Cap Opportunity Fund	2,052,417	2,178,670	2,517,427
Royce Small-Cap Special Equity Fund	169,625	124,412	213,230
Royce Small-Cap Total Return Fund	1,782,665	1,467,529	1,241,897
Royce Small-Cap Value Fund	185,978	177,730	132,346
Royce Smaller-Companies Growth Fund	355,749	447,039	490,915
Royce SMid-Cap Total Return Fund	15,109	68,188	59,002

For the year ended December 31, 2025, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

Fund	Aggregate Amount of Brokerage Transactions Having a Research Component	Commissions Paid for Such Transactions
Royce International Premier Fund	$167,007,041	$310,204
Royce Micro-Cap Fund	225,050,371	596,678
Royce Premier Fund	728,603,120	398,430
Royce Small-Cap Fund	1,600,876,579	1,598,125
Royce Small-Cap Opportunity Fund	1,087,121,797	2,347,295
Royce Small-Cap Special Equity Fund	173,709,390	198,964
Royce Small-Cap Total Return Fund	1,106,767,353	1,228,094
Royce Small-Cap Value Fund	96,842,503	127,106
Royce Smaller-Companies Growth Fund	235,833,719	461,200
Royce SMid-Cap Total Return Fund	66,945,830	55,537

As of December 31, 2025, the Fund held no securities of its regular broker-dealers or parents thereof.

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CODE OF ETHICS AND RELATED MATTERS

Royce, RFS, and The Royce Funds have adopted a Code of Ethics under which directors (other than non-management directors), officers and employees of Royce and RFS (“Royce-related persons”) and interested trustees/directors, officers and employees of The Royce Funds are generally prohibited from personal trading in any security which is being purchased, sold or considered for purchase or sale by a Fund or any other Royce-advised account. The Code of Ethics permits such persons to engage in other personal securities transactions if: (i) the securities involved are certain debt securities, money market instruments/funds, shares of non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic investment plan, including among other things, dividend reinvestment plans or employee-approved automatic payroll-deduction cash purchase plans; (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control; or (iii) they first obtain permission to trade from a Royce Compliance Officer and an executive officer of Royce. The Code of Ethics contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

Royce’s clients include a private investment company in which Royce, Royce-related persons and/or other Franklin Templeton affiliates may have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company’s realized and unrealized net capital gains from securities transactions, but less than 25% of the company’s equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce’s allocation policies and procedures. See “Portfolio Transactions”.

As of March 31, 2026, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of approximately $47 million and such persons beneficially owned equity interests in Royce-related private investment companies and other pooled investment vehicles totaling approximately $35 million.

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PROXY VOTING POLICIES AND PROCEDURES

Royce has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself and client accounts for which Royce is responsible for voting proxies. Royce is generally granted proxy voting authority at the inception of its management of each client account. Proxy voting authority is generally either (i) specifically authorized in the applicable investment management agreement or other instrument; or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to Royce in the applicable investment management agreement. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

Royce’s personnel are responsible for monitoring receipt of all proxies and seeking to ensure that proxies are received for all securities for which Royce has proxy voting authority. Royce is not responsible for voting proxies it does not receive. Royce divides proxies into “regularly recurring” and “non-regularly recurring” matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Royce’s personnel are responsible for developing and maintaining a list of matters Royce treats as “regularly recurring” and for ensuring that instructions from a Royce Co-Chief Investment Officer are followed when voting those matters on behalf of Royce clients. Portfolio Managers may instruct the Head of Administration or such person’s designee that they do not want the regularly recurring matters to be voted in accordance with the standing instructions for their accounts in all or certain instances and individual voting instructions will be obtained from such Portfolio Managers as appropriate. Non-regularly recurring matters are all other proxy matters and are brought to the attention of the relevant portfolio manager(s) for the applicable account(s). After giving consideration to advisories provided by an independent third-party research firm with respect to such non-regularly recurring matters, the portfolio manager(s) directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment.

Notwithstanding the above, all matters identified by an independent third-party research firm as being “ESG” proposals are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Royce Trader, and, after giving consideration to the recommendation from the independent third-party research firm, the portfolio manager will direct that such matters be voted in a way he or she believes appropriately takes into account environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. When Royce portfolio managers cast votes on “ESG” proposals they take into account the risk that companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues.

Under certain circumstances, Royce may also vote against a proposal from the issuer’s board of directors or management. Royce’s portfolio managers decide these issues on a case-by-case basis. These would include, among others, excessive compensation, unusual management stock options, preferential voting, and poison pills. Royce’s portfolio managers decide these issues on a case-by-case basis. In addition, a Royce portfolio manager may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client’s best interest to vote. From time to time, it is also possible that one Royce portfolio manager will decide: (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

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There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to, (i) when certain securities are out on loan at the time of a record date; (ii) when administrative or operational constraints impede Royce’s ability to cast a timely vote, such as late receipt of proxy voting information; and/or (iii) when systems, administrative or processing errors occur (including errors by Royce or third-party vendors).

To further Royce’s goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce’s interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third-party research firm.

You may obtain a copy of the Proxy Voting Procedures at www.royceinvest.com or by calling 212-508-4500. Additionally, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request, by calling the Trust toll-free at (800) 221-4268 and on the SEC’s Internet site at http://www.sec.gov.

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PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board has adopted policies and procedures with respect to the disclosure of portfolio holdings. It is the policy of the Funds to prevent the selective disclosure of non-public information concerning Fund portfolio holdings. Unless specifically authorized by The Royce Fund’s Chief Compliance Officer, no non-public portfolio holdings information for any Fund may be provided to anyone except in accordance with the following Policy and Procedures.

Public Disclosure of Portfolio Holdings

No earlier than fifteen (15) days after the end of each month, the most recent complete month-end schedules of portfolio holdings of Royce Small-Cap Opportunity Fund will be posted on its website. No earlier than fifteen (15) days after the end of each calendar quarter, the remaining Funds’ most recent complete quarter-end schedules of portfolio holdings will be posted on their respective websites. Such disclosures will remain accessible on the Funds’ websites until the posting of the portfolio holdings schedules for the next succeeding month end or calendar quarter-end, as applicable.

The Funds’ complete portfolio holdings are also available under Item 7 to Form N-CSRS and N-CSR, which filings are made with the SEC within sixty (60) days after the end of the Funds’ second fiscal quarter and fourth fiscal quarter, respectively. The Funds’ Form N-CSRS and N-CSR filings are available on the SEC’s website at http://www.sec.gov., while the portfolio holdings and financial statements contained therein are available on the Funds’ website at www.royceinvest.com/literature. Finally, the Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within sixty (60) days after the end of the Funds’ first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov., while the portfolio holdings and financial statements contained therein are available on the Funds’ website at www.royceinvest.com/literature.

All other portfolio holdings information must first be posted on the Funds’ website before it is provided to anyone. Complete or partial portfolio holdings information may, therefore, be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, only if such information is based on the latest holdings information publicly available on the Funds’ website.

Non-Public Dissemination of Portfolio Holdings Information

From time to time, portfolio holdings information that is not publicly available may be required by the Fund’s service providers or other third parties in order to perform various services for the Funds, including, but not limited to, custodian services, pricing services, auditing, printing, legal, compliance, software support, proxy voting support and providing ratings for a Fund. Such persons may be provided with information more current than the latest publicly-available portfolio holdings only if: (i) more current information is necessary in order for the third party to complete its task and (ii) the third party has agreed in writing to keep the information confidential and to not use the information to trade securities. Non-public dissemination to a Fund service provider must be authorized by Royce’s Chief Operating Officer, Royce’s General Counsel or the Trust’s Chief Compliance Officer only after it is determined that such dissemination serves a legitimate business purpose in the best interest of shareholders.

At the present time, the Trust has ongoing arrangements with the following service providers to provide them with non-public portfolio holdings information with respect to the Funds:

State Street Bank and Trust Company – Information is provided daily with no time lag.

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PricewaterhouseCoopers LLP – Information is provided as needed with no time lag.

Sidley Austin LLP – Information is provided with Board materials with a time lag of less than one week to ten weeks and may be provided at other times as needed.

Institutional Shareholder Services, Inc. (“ISS”) – Information is provided daily with no time lag.

Broadridge Financial Solutions, Inc. – Information is provided daily with no time lag.

Allied Printing Services, Inc. – Information is generally provided with a time lag of two weeks but may be provided with no time lag.

Automated Securities Clearance, LLC – Information is provided daily with no time lag.

Charles River Systems, Inc. – Information is provided daily with no time lag.

Factset – Information is provided daily with no time lag.

Bloomberg – Information is provided daily with no time lag.

William O’Neil & Co., Inc. – Information is provided daily with no time lag.

MSCI – ESG – Information is provided daily with no time lag.

ISS – ESG – Information is provided daily with no time lag.

S&P Capital IQ – ESG – Information is provided daily with no time lag.

InsiderScore – Information is provided daily with no time lag.

Russell Investments – Information is provided daily with no time lag.

Sentieo (AlphaSense) – Information is provided daily with no time lag.

Fiduciary Trust Company of Canada – Information is provided daily with no time lag.

Franklin Templeton Investments Corp. – Information is provided daily with no time lag.

Evestment – Information is provided quarterly with no time lag.

Certain administrative employees of Franklin Resources, Royce’s ultimate parent company, or its subsidiaries regularly have access to the Funds’ portfolio holdings. All portfolio holdings information given to these employees is subject to the Franklin Resources Code of Conduct, which has been distributed to all such employees and prohibits the disclosure of confidential information.

Additionally, the Funds may occasionally reveal certain of their current portfolio securities to broker-dealers in connection with their executing securities transactions on behalf of the Funds. In such cases, the Funds do not enter into formal confidentiality agreements with the broker-dealers. Also, the Board, Trust officers, and certain Royce employees, including fund accounting, legal, compliance, marketing, administrative and systems personnel have access to the Funds’ portfolio holdings information prior to the time it is made public. All such persons are required by the Funds and Royce to keep such

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information confidential.

Incidental information about the portfolio holdings of the Funds (including information that a Fund no longer holds a particular security) may be provided to third parties when the extent of the information and its timeliness are such that it cannot reasonably be seen to give the recipient an advantage in trading Fund shares or to in any other way harm the Fund or its shareholders. However, information about a security holding may not be released if, in Royce’s judgment, it could be seen to interfere with the current or future purchase or sale activities of a Fund. In this respect, information about intended or ongoing transactions may not be released.

General information about a Fund’s portfolio securities holdings (not including the holdings themselves) that is derived from its holdings (that have or have not been publicly released) that do not reveal portfolio holdings are not subject to the Policy and Procedures. This would include such characteristics of a Fund as portfolio volatility, median capitalization, percentages of international and domestic securities or sector allocations.

Notwithstanding the above, no person is authorized under the Policy and Procedures to make a disclosure that is unlawful under the anti-fraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act).

Nothing contained in the Policy and Procedures is intended to prevent the disclosure of portfolio holdings information as required by applicable law. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law (such as Form N-PORT and/or Schedules 13D, 13G and 13F), respond to requests from regulators, and comply with valid subpoenas. On an annual basis, the Trust’s Chief Compliance Officer will report to the Board on the operation and effectiveness of the Policy and Procedures.

Prohibitions on Receipt of Compensation or Other Compensation

The Policies and Procedures prohibit the Funds, Royce and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of the Funds’ portfolio securities holdings or other investment positions. “Consideration” includes any agreement to maintain assets in a Fund or in any other investment company or account managed by Royce or by any of its affiliated persons.

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PRICING OF SHARES BEING OFFERED

The purchase and redemption price of each Fund’s shares is based on the relevant Fund’s current net asset value per share. See “Net Asset Value Per Share” in the Funds’ Prospectuses.

As set forth under “Net Asset Value Per Share”, State Street determines each Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally at 4:00 p.m. Eastern Time), on each day that the NYSE is open. The NYSE ordinarily is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Funds have entered into agreements that authorize one or more financial intermediaries to receive purchase and redemption orders on their behalf. Such financial intermediaries may be authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a financial intermediary’s authorized designee, receives the order. Such orders will be priced at the Funds’ net asset value next computed after they are received by an authorized financial intermediary or the financial intermediary’s authorized designee and accepted by the Fund.

REDEMPTIONS IN KIND

Conditions may arise in the future which would, in the judgment of the Board or Royce, make it undesirable for a Fund to pay for certain redemptions solely in cash. The Royce Fund also reserves the right to satisfy a shareholder’s redemption request through the distribution of a Fund’s portfolio securities to such shareholder in full or partial satisfaction of such redemption request. The distribution of a Fund’s portfolio securities to a shareholder in full or partial satisfaction of a redemption request is often referred to as a “redemption-in-kind.” A shareholder will receive either a pro rata basket of Fund portfolio securities from which certain categories of securities may be excluded, including odd lots, fractional shares, securities that, if distributed, would be required to be registered under the Securities Act of 1933, or such distribution would otherwise be contrary to applicable laws, rules, or regulations, or a custom basket of Fund portfolio securities, as part of any redemption-in-kind. Royce may, in its discretion, omit a security from a custom basket, or adjust the weighting of a security included in a custom basket, when processing a redemption-in-kind for a variety of reasons, including, without limitation, changes in the applicable Fund’s investment strategy and portfolio holdings, possession of material non-public information related to the relevant security, corporate actions, or because the relevant security is being “fair valued.”

Redemption in-kind proceeds will typically be made by delivering the relevant securities to the redeeming shareholder within seven days after the receipt of a redemption request in Good Order. All portfolio securities distributed in connection with a redemption-in-kind will be valued for such purposes at the same value assigned to them in calculating the relevant Fund’s net asset value per share. If the Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you will bear market, liquidity, and other risks associated with all securities received as part of a redemption-in-kind. You also may have to pay transaction costs to dispose of such securities and may incur adverse tax consequences in connection with the redemption-in-kind. However, the Trust is obligated to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Fund’s net assets if that is less) in any 90-day period.

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APPLICATION OF FREQUENT TRADING POLICY TO CERTAIN INVESTORS

As described in the Prospectuses, under the Trust’s frequent trading policy, the Funds may, in certain circumstances, reject an investor’s purchase or exchange of Fund shares, or impose a redemption fee. In accordance with Rule 22c-2 under the 1940 Act, a Fund will not permit investors to purchase shares through certain intermediaries, including brokers, that do not have shareholder information agreements with either the Trust or RFS, acting on behalf of the Trust. Such shareholder information agreements are intended to help identify investors who engage in excessive trading through intermediaries. The Funds may elect to treat an intermediary that has no shareholder information agreement concerning the Funds as an individual investor with respect to the frequent trading policy. If the Funds make this election, they will not, with respect to the frequent trading policy, consider any individual order to transact Fund shares that an investor has submitted to the intermediary, but will instead consider only single transactions submitted by the intermediary. Depending in part on an investor’s relationship with the intermediary, this may have adverse consequences to the investor, such as the rejection of a transaction in Fund shares or the imposition of a fee, that would not be borne by other investors who deal with the Funds directly or through a different intermediary.

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TAXATION

Each Fund has qualified and intends to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Code. To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income, the amount of its distributions and the diversification of its assets.

If it so qualifies, a Fund will not be subject to U.S. Federal income taxes to the extent that its net investment income and capital gain net income are distributed, so long as the Fund distributes, as ordinary income dividends, at least 90% of its investment company taxable income.

The Code imposes a non-deductible 4% excise tax on a Fund to the extent that the Fund does not distribute (including by declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98.2% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund’s actual taxable year ending December 31, if elected) and (iii) any income realized but not distributed in the prior year. To avoid the application of this tax, each Fund intends to distribute substantially all of its net investment income and capital gain net income at least annually to its shareholders.

As of December 31, 2025, Royce International Premier Fund had capital loss carryforwards of $121,211,055.

Each Fund maintains accounts and calculates income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund’s distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund’s investments in foreign securities, such regulations could restrict that Fund’s ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund’s cash available for distribution to shareholders. Shareholders of a Fund that holds more than 50% of the value of its assets at the close of a taxable year in foreign securities may be able to claim Federal tax credits with respect to such foreign taxes paid by the Fund, subject to certain requirements and limitations contained in the Code. A foreign tax credit may be claimed with respect to withholding tax on payments with respect to a security only if the holder of the security meets certain holding period requirements. Both the shareholder and the Fund must meet these holding period requirements, and if the Fund fails to do so, it will not be able to “pass through” to its shareholders the ability to claim a credit or a deduction for the foreign taxes paid by the Fund. If a Fund satisfies the applicable requirements, such Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate share of such foreign taxes in their income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate shares in computing taxable income or, alternatively, if they have satisfied the holding period requirement, use them as foreign tax credits against their U.S. income taxes. A Fund will report annually to its shareholders the amount per year of such foreign taxes and other information needed to claim the foreign tax credit. It is currently anticipated that only Royce International Premier Fund will be eligible to elect to “pass through” foreign taxes to its shareholders in this manner.

If a Fund invests in stock of a so-called passive foreign investment company (“PFIC”), the Fund may be subject to U.S. Federal income tax on a portion of any “excess distribution” with respect to, or gain

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from the disposition of, the stock. The Fund would determine the tax by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The Fund would be taxed on the amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs, at the highest marginal income tax rate in effect for such year, and the tax would be further increased by an interest charge. The Fund would include in its investment company taxable income the amount allocated to the taxable year of the distribution or disposition and, accordingly, this amount would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders. The Fund may make certain elections to mitigate the effect of these rules, but any such election could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements discussed above) without the concurrent receipt of cash.

If a Fund is treated as holding directly or indirectly 10% or more of the voting power or value of the stock (or other interests treated as equity for U.S. Federal income tax purposes) of a foreign corporation, and all 10% or greater U.S. shareholders collectively own more than 50% of the voting power or value of the stock of such corporation, the foreign corporation will be treated as a “controlled foreign corporation” (a “CFC”) for U.S. Federal income tax purposes. In such circumstances, the Fund would be required to report each year as ordinary income, its pro rata share of the CFC’s earnings for such year, and such income would be subject to the 90% distribution requirement discussed above, whether or not such income is concurrently distributed to the Fund.

Investments of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investments are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount is required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement when a Fund recognizes non-cash “phantom” income and to avoid income tax, the Fund may have to dispose of securities that it would otherwise have continued to hold.

A Fund’s transactions in options, futures contracts, and certain other transactions will be subject to special provisions of the Code (including provisions relating to “hedging transactions,” “straddles,” “wash sales,” and “section 1256 contracts”) that, among other things, may affect the character of gains and/or losses realized by the Fund (as short-term or long-term), accelerate recognition of income to the Fund or defer the allowance of Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may: (a) require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% distribution requirement and avoid income tax.

Taxation of U.S. Shareholders

The following discussions are limited to the U.S. Federal income tax consequences relevant to U.S. shareholders. As used herein, a U.S. shareholder is a beneficial owner of shares that, for U.S. Federal income tax purposes, is: (i) a citizen or resident (as defined in the Code) of the United States; (ii) a corporation (or entity taxable as a corporation for U.S. Federal income tax purposes) organized under the laws of the United States, any state or the District of Columbia; (iii) an estate, the income of which is subject to U.S. Federal income tax regardless of source; or (iv) a trust with respect to which a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all substantial decisions, or a trust that was treated as

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a domestic trust under the law in effect before 1997 that has properly elected to continue to be treated as a domestic trust.

Distributions

For U.S. Federal income tax purposes, distributions by each Fund, whether received in cash or reinvested in additional shares, from net investment income and from any net realized short-term capital gain are taxable to shareholders as ordinary income, which generally cannot be offset by capital losses. Distributions of “qualified dividend income” to non-corporate shareholders are taxable at the Federal income tax rates applicable to net capital gain. A distribution from a Fund generally will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic and certain foreign corporations, provided that certain holding period and other requirements under the Code are satisfied. For corporate shareholders, distributions of net investment income (but not distributions of short-term capital gains) may qualify in part for the 50% dividends received deduction for purposes of determining their regular taxable income, provided that certain holding period and other requirements under the Code are satisfied.

Distributions by the Fund from net capital gains will be taxable as long-term capital gain, whether received in cash or reinvested in Fund shares and regardless of how long a shareholder has held Fund shares. Such distributions are not eligible for the corporate dividends received deduction. Capital gain distributions to a non-corporate shareholder, although fully includible in income, are taxed at preferential Federal income tax rates. A Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who will then (i) be required to include in income for Federal income tax purposes, as long-term capital gain, their proportionate share of the undistributed amounts so designated, (ii) be entitled to credit their proportionate share of the income tax paid by the Fund on those undistributed amounts against their own Federal income tax liabilities, and (iii) be entitled to increase their Federal income tax basis in their Fund shares by the amount that the undistributed net capital gain included in their income exceeds their income tax credit.

A 3.8% Medicare contribution tax is imposed (in addition to regular U.S. Federal income tax) on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of certain trusts and estates.

Distributions by a Fund in excess of its current and accumulated earnings and profits will reduce a shareholder’s tax basis in Fund shares (and, to that extent, will not be taxable). To the extent such distributions exceed the shareholder’s tax basis, they will be taxable as capital gains assuming the shareholder holds its Fund shares as capital assets.

A distribution is treated as paid during a calendar year if it is declared in October, November or December of the year to shareholders of record in such month and paid by January 31 of the following year. Such distributions are taxable to such shareholders as if received by them on December 31, even if not paid to them until January. In addition, certain other distributions made after the close of a Fund’s taxable year may be “spilled back” and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends are taxable to the shareholders in the taxable year in which the distribution is actually made by the Fund.

Certain types of income received by a Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate a small portion of its distributions as “excess inclusion income.” Such excess inclusion income may: (i) constitute “unrelated business taxable income” (“UBTI”), for shareholders which are otherwise tax-exempt, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans

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and certain charitable entities; (ii) not be offset by net operating losses for U.S. Federal income tax purposes; and (iii) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Each Fund will send written notices to shareholders regarding the amount and U.S. Federal income tax status of all distributions made by the Fund during each calendar year.

Back-up Withholding

Under the Code, certain non-corporate shareholders may be subject to back-up withholding taxes on reportable dividends, capital gains distributions and redemption payments (“back-up withholding”). Generally, shareholders subject to back-up withholding are those for whom a taxpayer identification number and certain required certifications are not on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. In addition, the Internal Revenue Service (the “IRS”) requires the Fund to withhold from distributions to any shareholder who does not certify to the Fund that such shareholder is not subject to back-up withholding due to notification by the IRS that such shareholder has under-reported interest or dividend income. When establishing an account, an investor must certify under penalties of perjury that such investor’s taxpayer identification number is correct and that such investor is not subject to or is exempt from back-up withholding.

Timing of Purchases and Distributions

At the time of an investor’s purchase, a Fund’s net asset value may reflect undistributed income or capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to the investor of such amounts, although it may in effect constitute a return of his or its investment in an economic sense, would be taxable to the shareholder as ordinary income or capital gain as described above. Investors should carefully consider the tax consequences of purchasing Fund shares just prior to a distribution, as they will receive a distribution that is taxable to them.

Sales, Redemptions or Exchanges of Shares

Gain or loss recognized by a shareholder upon the sale, redemption or other taxable disposition of Fund shares (provided that such shares are held by the shareholder as a capital asset) will be treated as capital gain or loss, measured by the difference between the adjusted tax basis of the shares and the amount realized on the sale or exchange. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income). A shareholder’s tax basis in Fund shares received as a dividend will equal the total dollar amount of the dividend paid to the shareholder. Capital gains for non-corporate shareholders will be taxed at the preferential Federal income tax rates applicable to long-term capital gains if the shares were held for more than 12 months, and otherwise will be taxed at regular income tax rates if the shares were held for 12 months or less. Shares received as a dividend will have a new holding period (for tax purposes) beginning on the day following the day on which the shares are credited to the shareholder’s account. A shareholder’s exchange of shares between Funds will be treated for tax purposes as a sale of the Fund shares surrendered in the exchange, and may result in the shareholder’s recognizing a taxable gain or loss.

The IRS will disallow a loss to the extent that the Fund shares disposed of are replaced (including by receiving Fund shares upon the reinvestment of distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the sale of the shares. In such a case, the amount of the disallowed loss will increase the tax basis of the Fund shares acquired. Also, a loss recognized upon the sale, redemption or other taxable disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares.

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A Fund is generally required by law to report to each shareholder and to the IRS cost basis information for Fund shares purchased on or after January 1, 2012, and sold or redeemed after that date. This information includes the adjusted cost basis of the shares, the gross proceeds from disposition, and whether the gain or loss is long-term or short-term. The adjusted cost basis of shares will be based on the default cost basis reporting method selected by the Fund, unless a shareholder, before the sale or redemption, informs the Fund that it has selected a different IRS-accepted method offered by the Fund. (These requirements, however, will not apply for investments through an IRA or other tax-advantaged account.) Shareholders should consult their tax advisors to determine the best cost basis method for their tax situation, and to obtain more information about how these cost basis reporting requirements apply to them. For shares of a Fund purchased before January 1, 2012, these requirements will not apply, but the Fund will continue to report to the IRS the gross proceeds received by a shareholder from the sale or redemption of such shares.

* * *

The foregoing relates to U.S. Federal income taxation. Changes in U.S. Federal income tax law occurring after the date of this SAI may be retroactive and may significantly affect the Federal income tax matters addressed above.

An investment in a Fund may have consequences under state and local tax law, about which investors are urged to consult their own tax advisers.

Royce Small-Cap Fund Gift Taxes

An investment in Royce Small-Cap Fund through a GiftShare trust account may be a taxable gift for U.S. Federal tax purposes, depending upon the option selected and other gifts that the Donor and his or her spouse may make during the calendar year.

If the Donor selects the Withdrawal Option, the entire amount of the gift will be a “present interest” that qualifies for the Federal annual gift tax exclusion. In that case, the Donor will be required to file a Federal gift tax return for the year of the gift only if: (i) he or she makes gifts (including the gift of Fund shares) totaling more than the amount of the Federal annual gift tax exclusion ($19,000 for calendar year 2026) to the same individual during that year; (ii) the Donor and his or her spouse elect to have any gifts by either of them treated as “split gifts” (i.e., treated as having been made one-half by each of them for gift tax purposes); or (iii) the Donor makes any gift of a future interest during that year. The Trustee will notify the Beneficiary of his or her right of withdrawal promptly following any investment in the Fund under the Withdrawal Option.

If the Donor selects the Accumulation Option, the entire amount of the gift will be a “future interest” for Federal gift tax purposes, so that none of the gift will qualify for the Federal annual gift tax exclusion. Consequently, the Donor will have to file a Federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $19,000.

No U.S. Federal gift tax will be payable by the Donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or other exclusions) exceed the Federal applicable exclusion amount for gift tax purposes (currently $10,000,000 before adjustment for inflation). Any gift of Fund shares that does not qualify for the annual exclusion will reduce the amount of the Federal applicable exclusion amount for gift tax purposes that would otherwise be available for future gifts or to the Donor’s estate. Gifts of Fund shares may qualify for “gift splitting” with the Donor’s spouse, meaning that if both are U. S. citizens or residents, the Donor and his or her spouse may elect to treat the gift as having been made one-half by each of them.

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The Donor’s gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the Donor resides imposes a gift tax. Many states do not impose such a tax. Some of the states that do impose a gift tax follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

Generation-Skipping Transfer (GST) Taxes

Under the GST tax rules, if the Beneficiary of a gift through a GiftShare trust account is a grandchild or more remote descendant of the Donor or is assigned, under Federal tax law, to the generation level of the Donor’s grandchildren or more remote descendants, any part of the gift that does not qualify for the Federal annual gift tax exclusion generally will be a GST taxable transfer. These gifts are now protected from the GST tax by the automatic allocation of the Donor’s GST exemption until his or her GST tax exemption (currently $10,000,000 before adjustment for inflation) has been fully utilized. The tax rate on transfers subject to the GST tax is the maximum Federal estate tax rate (currently 40%). The Donor must report gifts subject to the GST tax, whether or not covered by the GST tax exemption, on the Donor’s Federal gift tax return. To the extent that a gift through a GiftShare trust account qualifies for the Federal annual gift tax exclusion, it is protected from GST tax. See “Gift Taxes” above.

Income Taxes

The Internal Revenue Service has taken the position in recent rulings that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated as the “owner” of the portion of the trust that was subject to the power for Federal income tax purposes. Accordingly, if the Donor selects the Withdrawal Option, the Beneficiary may be treated as the “owner” of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the Trust on his or her personal Federal income tax return. The Trust will not pay Federal income taxes on any of the Trust’s income or capital gains. The Trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the Beneficiary a statement following each year showing the amounts (if any) that the Beneficiary must report on his or her income tax returns for that year. If the Beneficiary is under nineteen years of age or is a full-time student, these amounts may be subject to Federal income taxation at the marginal rate applicable to the Beneficiary’s parents. The Beneficiary will have the option exercisable annually to require the Trustee to pay him or her a portion of the Trust’s income and capital gains to provide funds with which to pay any resulting income taxes, which the Trustee will do by redeeming Fund shares. The amount distributed will be the lesser of the amount the Beneficiary requests and a fraction of the Trust’s ordinary income and short-term capital gains, and long-term capital gains, respectively, equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 37% and 20%, respectively). Under the Withdrawal Option, the Beneficiary will also be able to require the Trustee to pay his or her tuition, room and board and other expenses of his or her college or post-graduate education (subject, in certain instances, to approval by the Beneficiary’s Representative), and the Trustee will raise the cash necessary to fund these distributions by redeeming Fund shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the Beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above.

If the Donor selects the Accumulation Option, the Trust that he or she creates will be subject to Federal income tax on all income and capital gains earned by the Trust, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal Federal income tax rate for ordinary income and short-term capital gains (currently, 37%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that the income generated by Fund shares will primarily be long-term

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capital gains, on which the Federal income tax rate is currently limited to 20%. The Trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The Beneficiary will not pay Federal income taxes on any of the Trust’s income or capital gains, except those earned in the year when the Trust terminates. The Trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the Beneficiary an information statement for the year in which the Trust terminates showing the amounts (if any) that the Beneficiary must report on his or her Federal and state income tax returns for that year.

When the Trust terminates, the distribution of the remaining Fund shares held in the Trust to the Beneficiary will not be treated as a taxable disposition that would cause capital gain or loss to be realized by the Beneficiary (or, if he or she has died, by his or her estate). Any Fund shares received by the Beneficiary will have the same cost basis as they had in the Trust at the time of termination. Any Fund shares received by the Beneficiary’s estate will have a basis equal to the value of the shares at the Beneficiary’s death (or the alternate valuation date for Federal estate tax purposes, if elected).

Consultation With Qualified Tax Adviser

Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective Donors should consider consulting with an attorney or other qualified tax adviser before investing in Royce Small-Cap Fund.

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DESCRIPTION OF THE TRUST

Trust Organization

The Trust was organized in April 1996 as a Delaware business trust. It is the successor by mergers to The Royce Fund, a Massachusetts business trust (the “Predecessor”), and Small-Cap Fund, a Delaware business trust. The mergers were effected on June 28, 1996, under an Agreement and Plan of Merger pursuant to which the Predecessor and Small-Cap Fund merged into the Trust, with each Fund of the Predecessor and Small-Cap Fund becoming an identical counterpart series of The Royce Fund, Royce continuing as the Funds’ investment adviser under their pre-merger Investment Advisory Agreements and RFS continuing as the Trust’s distributor. A copy of the Trust’s Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of its Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust’s office in New York. The Trust’s business and affairs are managed under the direction of the Board.

The Trust has an unlimited authorized number of shares of beneficial interest, which the Board may divide into an unlimited number of series and/or classes without shareholder approval. (All ten (10) Funds presently have more than one Share Class.) Shareholders are entitled to one vote per share (with proportional voting for fractional shares). Shares vote by individual series, except that shares are voted in the aggregate and not by individual series when required by the 1940 Act and that if Trustees determine that a matter affects shareholders of only one series or class, then only shareholders of that series or class are entitled to vote on that matter. The shares of each Share Class represent a pari passu interest in such Fund’s investment portfolio and other assets and have the same redemption and other rights. The Service Class shares, Consultant Class shares, and R Class shares of each Fund have exclusive voting rights with respect to the Rule 12b-1 Plan.

Certain Service Class shareholders, eligible to invest in Investment Class shares, may, upon approval by the Trust, convert their Service Class shares to Investment Class shares of the same fund, if offered in their state. No sales charges or other charges will apply to any such conversion. For U.S. Federal income tax purposes, a same-fund conversion is not expected to result in the realization by the investor of a capital gain or loss.

The Funds offer the Shares Classes set forth below.

Fund	A Class	Investment Class	Service Class	Institutional Class	Consultant Class	R Class
Royce Small-Cap Fund	X	X	X	X	X	−
Royce Micro-Cap Fund	−	X	X	−	X	−
Royce Premier Fund	X	X	X	X	X	−
Royce Small-Cap Total Return Fund	−	X	X	X	X	X
Royce Small-Cap Opportunity Fund	−	X	X	X	X	X
Royce Small-Cap Special Equity Fund	X	X	X	X	X	−
Royce Small-Cap Value Fund	−	X	X	−	−	−
Royce Smaller-Companies Growth Fund	−	X	X	X	−	−
Royce SMid-Cap Total Return Fund	−	X	X	−	−	−
Royce International Premier Fund	−	X	X	X	−	−

Effective April 30, 1999, Royce GiftShares Fund and PMF II changed their names to Royce Trust & GiftShares Fund and Royce Small-Cap Opportunity Fund, respectively. Effective May 1, 2003, Royce Trust & GiftShares Fund changed its name to Royce TrustShares Fund. Effective May 1, 2006, Royce TrustShares Fund changed its name to Royce Heritage Fund. Effective May 1, 2008, Pennsylvania Mutual

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Fund changed its name to Royce Pennsylvania Mutual Fund. Effective May 1, 2015, Royce Value Fund, Royce Value Plus Fund, and Royce Opportunity Select Fund changed their names to Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, and Royce Micro-Cap Opportunity Fund, respectively.

Effective June 15, 2015, Royce Financial Services Fund and Royce International Smaller-Companies Fund changed their names to Royce Global Financial Services Fund and Royce International Small-Cap Fund, respectively. Effective September 15, 2015, Royce 100 Fund changed its name to Royce Small-Cap Leaders Fund. Effective May 1, 2017, Royce Heritage Fund changed its name to Royce Small/Mid-Cap Premier Fund. Effective February 1, 2018, Royce International Micro-Cap Fund changed its name to Royce International Discovery Fund.

On August 4, 2000, Royce Total Return Fund (renamed Royce Small-Cap Total Return Fund effective July 1, 2022) acquired all of the assets and assumed all of the liabilities of The REvest Value Fund. The reorganization was accomplished by exchanging shares of Royce Total Return Fund (renamed Royce Small-Cap Total Return Fund effective July 1, 2022) equal in value to the shares of The REvest Value Fund owned by each of its shareholders. On August 10, 2015, Royce Small-Cap Leaders Fund (formerly Royce 100 Fund) acquired all of the assets and assumed all of the liabilities of Royce Select Fund I. The reorganization was accomplished by exchanging shares of Royce Small-Cap Leaders Fund (formerly Royce 100 Fund) equal in value to the shares of Royce Select Fund I owned by each of its shareholders. On February 29, 2016, Royce International Premier Fund acquired all of the assets and assumed all of the liabilities of each of Royce European Small-Cap Fund and Royce Global Value Fund. Each reorganization was accomplished by exchanging shares of Royce International Premier Fund equal in value to the shares of the relevant target fund owned by each of its shareholders. On June 4, 2019, Royce Pennsylvania Mutual Fund acquired all of the assets and assumed all of the liabilities of each of Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund. Each reorganization was accomplished by exchanging shares of Royce Pennsylvania Mutual Fund equal in value to the shares of the relevant target fund owned by each of its shareholders. On June 4, 2019, Royce Small-Cap Opportunity Fund acquired all of the assets and assumed all of the liabilities of Royce Micro-Cap Opportunity Fund. The reorganization was accomplished by exchanging shares of Royce Small-Cap Opportunity Fund equal in value to the shares of Royce Micro-Cap Opportunity Fund owned by each of its shareholders. On July 12, 2019, Royce Micro-Cap Fund acquired all of the assets and assumed all of the liabilities of Royce Low-Priced Stock Fund. The reorganization was accomplished by exchanging shares of Royce Micro-Cap Fund equal in value to the shares of Royce Low-Priced Stock Fund owned by each of its shareholders.

Effective July 1, 2022, Royce Total Return Fund, Royce Opportunity Fund, and Royce Special Equity Fund changed their names to Royce Small-Cap Total Return Fund, Royce Small-Cap Opportunity Fund, and Royce Small-Cap Special Equity Fund, respectively.

Effective May 1, 2024, Royce Pennsylvania Mutual Fund changed its name to Royce Small-Cap Fund.

Effective July 1, 2025, Royce Dividend Value Fund changed its name to Royce SMid-Cap Total Return Fund.

Five of the six Trustees currently in office were elected by the Funds’ shareholders. There will normally be no meeting of shareholders for the election of Trustees until less than a majority of the shareholder-elected Trustees remain in office, at which time the Trustees will call a shareholders meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of a majority of the outstanding shares of the Trust and filed with the Trust’s custodian or by a vote of the holders of a majority of the outstanding shares of the Trust at a meeting duly called for this

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purpose upon the written request of holders of at least 10% of the Trust’s outstanding shares. Upon the written request of 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust’s outstanding shares, stating that such shareholders wish to communicate with the Trust’s other shareholders for the purpose of obtaining the necessary signatures to demand a meeting to consider the removal of a Trustee, the Trust is required (at the expense of the requesting shareholders) to provide a list of its shareholders or to distribute appropriate materials. Except as provided above, the Trustees may continue to hold office and appoint their successors.

The trustee of Royce Small-Cap Fund will send notices of meetings of Royce Small-Cap Fund shareholders, proxy statements and proxies for such meetings to the trusts’ beneficiaries to enable them to attend the meetings in person or vote by proxies. It will vote all Royce Fund shares held by it which are not present at the meetings and for which no proxies are returned in the same proportions as Royce Small-Cap Fund shares for which proxies are returned.

Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust or their series, are entitled to receive the net assets of their series and/or class. Shareholders have no preemptive rights. The Trust’s fiscal year ends on December 31.

Shareholder Liability

Generally, shareholders will not be personally liable for the obligations of their Fund or of the Trust under Delaware law. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust is entitled to the same limited liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject Trust shareholders to liability. To guard against this possibility, the Trust Instrument: (i) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust’s assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (ii) provides for indemnification out of Trust property of any Trust shareholder held personally liable for the Trust’s obligations. Thus, the risk of a Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business and the nature of its assets, management believes that the risk of personal liability to a Trust shareholder is extremely remote.

62

APPENDIX A

PRINCIPAL HOLDERS OF SHARES

As of April 1, 2026, the following persons were known to the Trust to be the record and/or beneficial owners of 5% or more of the outstanding share of any class of certain of its Funds:

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares

Royce SMid-Cap Total Return Fund (Service Class)

National Financial Services	945,920	Record	28.71%
FEBO Our Customers
200 Liberty St., 1 World Financial Center
Attn: Mutual Fund Dept, 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	840,777	Record	25.52%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1901

Charles Schwab & Co. Inc.	626,328	Record	19.01%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

National Financial Services	6,863,034	Record	13.78%
FEBO Our Customers
200 Liberty St., 1 World Financial Center
Attn: Mutual Fund Dept, 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	6,215,753	Record	12.48%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

John Hancock Life Insurance Co. USA	5,182,877	Record	10.41%
Attn: RPS Trading Ops St6
200 Berkeley St.
Boston, MA 02116-5022

LPL Financial	3,891,991	Record	7.82%
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
San Diego, CA 92121-3091

Pershing LLC	3,698,529	Record	7.43%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Small-Cap Total Return Fund (Consultant Class)

Morgan Stanley Smith Barney LLC	3,461,413	Record	35.63%
For The Exclusive Benefit of its Customers
1 New York Plaza, Fl 12
New York, NY 10004-1965

RBC Capital Markets LLC	1,412,176	Record	14.53%
Mutual Fund Omnibus Processing
Attn: Mutual Fund Ops Manager
250 Nicollet Mall, Suite 1400
Minneapolis, MN 55401-7582

Charles Schwab & Co. Inc.	733,272	Record	7.55%
Special Custody Acct FBO Customers
Attn: Mutual Funds
211 Main St
San Francisco, CA 94105-1901

Raymond James	596,641	Record	6.14%
Omnibus For Mutual Funds
House Account
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Pershing LLC	552,769	Record	5.69%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Small-Cap Fund (Investment Class)

National Financial Services	16,620,987	Record	11.21%

FEBO Our Customers
200 Liberty St., 1 World Financial Center
Attn: Mutual Fund Dept, 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	13,404,738	Record	9.04%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

Morgan Stanley Smith Barney LLC	8,782,936	Record	5.93%
For The Exclusive Benefit of its Customers
1 New York Plaza, Fl 12
New York, NY 10004-1965

Royce Micro-Cap Fund (Investment Class)

Charles Schwab & Co. Inc.	1,539,261	Record	10.66%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

National Financial Services	1,293,561	Record	8.96%
FEBO Our Customers
200 Liberty St., 1 World Financial Center
Attn: Mutual Fund Dept, 5th Floor
New York, NY 10281

Royce Premier Fund (Investment Class)

Charles Schwab & Co. Inc.	20,853,253	Record	24.85%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

National Financial Services	12,612,088	Record	15.03%

FEBO Our Customers
200 Liberty St., 1 World Financial Center
Attn: Mutual Fund Dept, 5th Floor
New York, NY 10281

Morgan Stanley Smith Barney LLC	10,312,078	Record	12.29%

For The Exclusive Benefit of its Customers
1 New York Plaza, Fl 12
New York, NY 10004-1965

Wells Fargo Clearing Services LLC	4,923,225	Record	5.87%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Special Custody Acct For The
Exclusive Benefit Of Customer
2801 Market St.
St. Louis, MO 63103-2523

Royce Small-Cap Total Return Fund (Investment Class)

Charles Schwab & Co. Inc.	18,004,805	Record	22.46%

Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

National Financial Services	12,646,853	Record	15.78%

FEBO Our Customers
200 Liberty St., 1 World Financial Center
Attn: Mutual Fund Dept, 5th Floor
New York, NY 10281

Morgan Stanley Smith Barney LLC	7,251,075	Record	9.05%
For The Exclusive Benefit of its Customers
1 New York Plaza, Fl 12
New York, NY 10004-1965

LPL Financial	5,328,399	Record	6.65%
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091

Royce Small-Cap Value Fund (Investment Class)

National Financial Services	668,428	Record	19.75%
FEBO Our Customers
200 Liberty St., 1 World Financial Center
Attn: Mutual Fund Dept, 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	479,316	Record	14.16%
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares

Wells Fargo Clearing Services LLC	254,528	Record	7.52%
Special Custody Acct For The
Exclusive Benefit Of Customer
2801 Market St.
St. Louis, MO 63103-2523

Pershing LLC	197,876	Record	5.85%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Smaller-Companies Growth Fund (Investment Class)

Morgan Stanley Smith Barney LLC	2,695,028	Record	33.38%
For The Exclusive Benefit of its Customers
1 New York Plaza, Fl 12
New York, NY 10004-1965

Royce Small-Cap Value Fund (Service Class)

National Financial Services	2,332,424	Record	32.93%
FEBO Our Customers
200 Liberty St., 1 World Financial Center
Attn: Mutual Fund Dept, 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	1,709,700	Record	24.14%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

UMB NA	621,858	Record	8.78%
FBO Fid For Tax Deferred Accounts
1 SW Security Benefit Pl.
Topeka, KS 66636-1000

Royce Smaller-Companies Growth Fund (Service Class)

National Financial Services	7,056,824	Record	47.57%
FEBO Our Customers
200 Liberty St., 1 World Financial Center
Attn: Mutual Fund Dept, 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	3,805,402	Record	25.65%
Reinvest Account

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

Morgan Stanley Smith Barney LLC	1,285,851	Record	8.67%
For The Exclusive Benefit of its Customers
1 New York Plaza, Fl 12
New York, NY 10004-1965

Royce Small-Cap Opportunity Fund (Service Class)

National Financial Services	1,003,434	Record	27.22%
FEBO Our Customers
200 Liberty St., 1 World Financial Center
Attn: Mutual Fund Dept, 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	742,821	Record	20.15%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

UMB NA	506,193	Record	13.73%
FBO Fid For Tax Deferred Accounts
1 SW Security Benefit Pl.
Topeka, KS 66636-1000

UMB Bank NA	316,370	Record	8.58%
FBO Fiduciary For Tax Deferred Act
1 SW Security Benefit Pl.
Topeka, KS 66636-1000

Royce Small-Cap Fund (Consultant Class)

Morgan Stanley Smith Barney LLC	8,147,742	Record	32.90%
For The Exclusive Benefit of its Customers
1 New York Plaza, Fl 12
New York, NY 10004-1965

RBC Capital Markets LLC	2,284,162	Record	9.22%
Mutual Fund Omnibus Processing
Attn: Mutual Fund Ops Manager
250 Nicollet Mall, Suite 1400

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Minneapolis, MN 55401-7582

Charles Schwab & Co. Inc.	2,101,635	Record	8.49%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main St
San Francisco, CA 94105-1901

Wells Fargo Clearing Services LLC	1,357,658	Record	5.48%
Special Custody Acct For The
Exclusive Benefit Of Customer
2801 Market St.
St. Louis, MO 63103-2523

Pershing LLC	1,301,503	Record	5.25%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Micro-Cap Fund (Consultant Class)

Morgan Stanley Smith Barney LLC	585,572	Record	48.61%
For The Exclusive Benefit of its Customers
1 New York Plaza, Fl 12
New York, NY 10004-1965

Charles Schwab & Co. Inc.	93,852	Record	7.79%
Special Custody Acct FBO Customers
Attn: Mutual Funds
211 Main St
San Francisco, CA 94105-1901

Raymond James	72,407	Record	6.01%
Omnibus For Mutual Funds
House Account
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Pershing LLC	69,889	Record	5.80%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Premier Fund (Consultant Class)

Morgan Stanley Smith Barney LLC	400,920	Record	30.71%
For The Exclusive Benefit of its Customers
1 New York Plaza, Fl 12

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
New York, NY 10004-1965

Pershing LLC	206,205	Record	15.79%
P.O. Box 2052
Jersey City, NJ 07303-2052

Wells Fargo Clearing Services LLC	108,436	Record	8.31%
Special Custody Acct For The
Exclusive Benefit Of Customer
2801 Market St.
St. Louis, MO 63103-2523

Charles Schwab & Co. Inc.	103,333	Record	7.91%
Special Custody Acct FBO Customers
Attn: Mutual Funds
211 Main St
San Francisco, CA 94105-1901

UBS Wealth Management USA	90,759	Record	6.95%
Omni Account M/F
Special Custody Accounts EBO Customers of UBS FSI
1000 Harbor Blvd.
Weehawken, NJ 07086-6761

Raymond James	82,470	Record	6.32%
Omnibus For Mutual Funds
House Account
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Royce Small-Cap Opportunity Fund (Consultant Class)

Pershing LLC	326,640	Record	31.84%
P.O. Box 2052
Jersey City, NJ 07303-2052

Morgan Stanley Smith Barney LLC	235,448	Record	22.95%
For The Exclusive Benefit of its Customers
1 New York Plaza, Fl 12
New York, NY 10004-1965

Charles Schwab & Co. Inc.	128,421	Record	12.52%
Special Custody Acct FBO Customers
Attn: Mutual Funds

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
211 Main St
San Francisco, CA 94105-1901

Raymond James	69,231	Record	6.75%
Omnibus For Mutual Funds
House Account
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Wells Fargo Clearing Services LLC	58,824	Record	5.73%
Special Custody Acct For The
Exclusive Benefit Of Customer
2801 Market St.
St. Louis, MO 63103-2523

Royce Small-Cap Special Equity Fund (Investment Class)

Charles Schwab & Co. Inc.	6,501,679	Record	22.05%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

National Financial Services	3,718,806	Record	12.61%
FEBO Our Customers
200 Liberty St., 1 World Financial Center
Attn: Mutual Fund Dept, 5th Floor
New York, NY 10281

Pershing LLC	3,477,411	Record	11.80%
P.O. Box 2052
Jersey City, NJ 07303-2052

Raymond James	2,542,073	Record	8.62%
Omnibus For Mutual Funds
House Account
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1100

UBS Wealth Management USA	1,934,253	Record	6.56%
Omni Account M/F
Special Custody Accounts EBO Customers of UBS FSI
1000 Harbor Blvd.
Weehawken, NJ 07086-6761

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
LPL Financial	1,613,478	Record	5.47%
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091

Royce Small-Cap Total Return Fund (Service Class)

Charles Schwab & Co. Inc.	1,350,373	Record	20.00%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

Charles Schwab & Co. Inc.	993,653	Record	14.71%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1901

Massachusetts Mutual Life Insurance	604,619	Record	8.95%
1295 State Street
Springfield, MA 01111-0001

Empower Trust FBO	451,749	Record	6.69%
Empower Benefit Plans
8515 E Orchard Rd.
Greenwood Village, CO 80111-5002

Morgan Stanley Smith Barney LLC	418,904	Record	6.20%
For The Exclusive Benefit of its Customers
1 New York Plaza, Fl 12
New York, NY 10004-1965

Royce Small-Cap Special Equity (Consultant Class)

Morgan Stanley Smith Barney LLC	320,268	Record	35.85%
For The Exclusive Benefit of its Customers
1 New York Plaza, Fl 12
New York, NY 10004-1965

UBS Wealth Management USA	77,905	Record	8.72%
Omni Account M/F
Special Custody Accounts EBO Customers of UBS FSI
1000 Harbor Blvd.

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Weehawken, NJ 07086-6761

Pershing LLC	58,383	Record	6.53%
P.O. Box 2052
Jersey City, NJ 07303-2052

Wells Fargo Clearing Services LLC	48,122	Record	5.39%
Special Custody Acct For The
Exclusive Benefit Of Customer
2801 Market St.
St. Louis, MO 63103-2523

LPL Financial	46,189	Record	5.17%
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091

Raymond James	44,689	Record	5.00%
Omnibus For Mutual Funds
House Account
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Royce Small-Cap Special Equity (Service Class)

Charles Schwab & Co. Inc.	891,490	Record	51.56%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

Matrix Trust Company	229,370	Record	13.27%
P.O. Box 52129
Phoenix, AZ 85072-2129

National Financial Services	168,044	Record	9.72%
FEBO Our Customers
200 Liberty St., 1 World Financial Center
Attn: Mutual Fund Dept, 5th Floor
New York, NY 10281

Pershing LLC	130,431	Record	7.54%
P.O. Box 2052
Jersey City, NJ 07303-2052

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Royce SMid-Cap Total Return Fund (Investment Class)

Pershing LLC	3,854,387	Record	49.48%
P.O. Box 2052
Jersey City, NJ 07303-2052

National Financial Services Corp.	874,112	Record	11.22%
For The Exclusive Benefit of Our Customers
200 Liberty St.
New York, NY 10281-1015

Charles Schwab & Co. Inc.	418,537	Record	5.37%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1901

Royce Small-Cap Fund (Service Class)

Charles Schwab & Co. Inc.	2,206,244	Record	31.23%
Special Custody A/C FBO Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151

National Financial Services	1,049,141	Record	14.85%
FEBO Our Customers
200 Liberty St., 1 World Financial Center
Attn: Mutual Fund Dept, 5th Floor
New York, NY 10281

Morgan Stanley Smith Barney LLC	645,292	Record	9.13%
For The Exclusive Benefit of its Customers
1 New York Plaza, Fl 12
New York, NY 10004-1965

Charles Schwab & Co. Inc.	631,524	Record	8.94%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1901

Royce Micro-Cap Fund (Service Class)

Charles Schwab & Co. Inc.	4,572,974	Record	39.02%
Special Custody A/C FBO Customers

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151

National Financial Services	3,899,946	Record	33.28%
FEBO Our Customers
200 Liberty St., 1 World Financial Center
Attn: Mutual Fund Dept, 5th Floor
New York, NY 10281

Anderson and Strudwick Trustee	924,040	Record	7.88%
Retirement Plans Serviced By MetLife
P.O. Box 48529
Atlanta, GA 30362-1529

Royce Premier Fund (Service Class)

Morgan Stanley Smith Barney LLC	750,596	Record	26.12%
For The Exclusive Benefit of its Customers
1 New York Plaza, Fl 12
New York, NY 10004-1965

Voya Institutional Trust Company	481,614	Record	16.76%
1 Orange Way
Windsor, CT 06095-4773

Charles Schwab & Co. Inc.	339,237	Record	11.80%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

Wells Fargo Clearing Services LLC	209,992	Record	7.31%
Special Custody Acct For The
Exclusive Benefit Of Customer
2801 Market St.
St. Louis, MO 63103-2523

Vantagepoint Roth IRA	148,648	Record	5.17%
C/O Missionsquare Retirement
777 North Capitol Street, NE
Washington, DC 20002-4239

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Royce International Premier Fund (Institutional Class)

Charles Schwab & Co. Inc.	1,572,017	Record	26.56%
211 Main St.
San Francisco, CA 94105-1901

Mac & Co.	1,466,978	Record	24.79%
Attn: Mutual Fund Ops
500 Grant Street
Room 151-1010
Pittsburgh, PA 15219-2502

Wells Fargo Clearing Services LLC	303,023	Record	5.12%
Special Custody Acct For The
Exclusive Benefit Of Customer
2801 Market St.
St. Louis, MO 63103-2523

Royce Premier Fund (Institutional Class)

Edward D. Jones & Co.	7,467,758	Record	53.62%
For The Benefit Of Customers
12555 Manchester Rd.
Saint Louis, MO 63131-3710

Charles Schwab & Co. Inc.	2,519,068	Record	18.09%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

Empower Trust FBO	798,434	Record	5.73%
8515 E Orchard Rd.
Greenwood Village, CO 80111-5002

Royce Small-Cap Total Return Fund (Institutional Class)

VRSCO	10,909,471	Record	38.21%
FBO VTC Cust TTEE FBO
Moses Cone Health System 403B Plan
2727A Allen Parkway, 3rd Floor
Houston, TX 77019-2332

National Financial Services	4,771,088	Record	16.71%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
FEBO Our Customers
200 Liberty St., 1 World Financial Center
Attn: Mutual Fund Dept, 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	2,202,248	Record	7.71%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

VRSCO	1,726,397	Record	6.05%
FBO VTC Cust TTEE FBO
Moses Cone Health System Retirement Plan
2727A Allen Parkway, 3rd Floor
Houston, TX 77019-2332

Pershing LLC	1,648,508	Record	5.77%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Small-Cap Opportunity Fund (Institutional Class)

National Financial Services LLC	4,211,485	Record	27.03%
499 Washington Blvd.
Jersey City, NJ 07310-1995

Merrill Lynch Pierce Fenner & Smith	1,910,817	Record	12.26%
For The Exclusive Benefit of its Customers
4800 Deer Lake Dr. E, 2nd Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	1,651,809	Record	10.60%
Attn: Mutual Fund Ops
101 Montgomery St.
San Francisco, CA 94104-4151

Charles Schwab & Co. Inc.	1,292,858	Record	8.30%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1901

TIAA Trust, N.A.	973,754	Record	6.25%
As Cust/TTEE Of Retirement Plans Recordkept By TIAA
Attn: Fund Operations	\

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
8500 Andrew Carnegie Blvd.
Charlotte, NC 28262-8500

Royce Small-Cap Special Equity (Institutional Class)

Charles Schwab & Co. Inc.	2,456,224	Record	45.93%
Special Custody A/C FBO Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151

Edward D. Jones & Co.	633,164	Record	11.84%
For The Benefit Of Customers
12555 Manchester Rd.
Saint Louis, MO 63131-3710

Pershing LLC	551,976	Record	10.32%
P.O. Box 2052
Jersey City, NJ 07303-2052

Royce Small-Cap Fund (Institutional Class)

National Financial Services LLC	12,157,546	Record	51.12%
499 Washington Blvd.
Jersey City, NJ 07310-1995

Charles Schwab & Co. Inc.	3,735,913	Record	15.71%
Special Custody A/C FBO Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151

TIAA Trust, N.A.	2,015,129	Record	8.47%
As Cust/TTEE Of Retirement Plans Recordkept By TIAA
Attn: Fund Operations
8500 Andrew Carnegie Blvd.
Charlotte, NC 28262-8500

Pershing LLC	1,508,519	Record	6.34%
P.O. Box 2052
Jersey City, NJ 07303-2052

Charles Schwab & Co. Inc.	1,259,748	Record	5.30%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1901

Royce Smaller-Companies Growth Fund (Institutional Class)

Charles Schwab & Co. Inc.	459,877	Record	61.54%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

National Financial Services LLC	109,591	Record	14.66%
499 Washington Blvd.
Jersey City, NJ 07310-1995

Nationwide Trust Company	42,292	Record	5.66%
For the Benefit Of C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Empower Annuity Insurance	38,069	Record	5.09%
Variable Annuity 5
8515 E Orchard Rd.
Greenwood Village, CO 80111-5002

Royce International Premier Fund (Investment Class)

National Financial Services	1,265,243	Record	26.30%
FEBO Our Customers
200 Liberty St., 1 World Financial Center
Attn: Mutual Fund Dept, 5th Floor
New York, NY 10281

Pershing LLC	668,011	Record	13.89%
P.O. Box 2052
Jersey City, NJ 07303-2052

Charles Schwab & Co. Inc.	543,080	Record	11.29%
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4151

Morgan Stanley Smith Barney LLC	530,814	Record	11.03%
For The Exclusive Benefit of its Customers
1 New York Plaza, Fl 12

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
New York, NY 10004-1965

Raymond James	290,651	Record	6.04%
Omnibus For Mutual Funds
House Account
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL 33716-1100

LPL Financial	263,252	Record	5.47%
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091

Royce Small-Cap Total Return Fund (R Class)

Hartford Life Insurance Company	803,141	Record	29.34%
Separate Account
Attn UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999

Voya Institutional Trust Company	373,143	Record	13.63%
1 Orange Way
Windsor, CT 06095-4773

State Street Bank and Trust	194,459	Record	7.10%
As Trustee And/Or Custodian FBO
ADP Access Product
1 Lincoln St.
Boston, MA 02111-2901

Royce Small-Cap Opportunity Fund (R Class)

Sammons Financial Network LLC	2,368,794	Record	85.35%
4546 Corporate Dr., Suite 100
West Des Moines, IA 50266-5911

National Financial Services	526,379	Record	40.67%
FEBO Our Customers
200 Liberty St., 1 World Financial Center
Attn: Mutual Fund Dept, 5th Floor
New York, NY 10281

Charles Schwab & Co. Inc.	268,943	Record	20.78%
211 Main St.

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Shares
San Francisco, CA 94105-1901

Morgan Stanley Smith Barney LLC	133,738	Record	10.33%
For The Exclusive Benefit of its Customers
1 New York Plaza, Fl 12
New York, NY 10004-1965

Pershing LLC	66,976	Record	5.17%
P.O. Box 2052
Jersey City, NJ 07303-2052

Ascensus Trust Company	66,731	Record	5.16%
P.O. Box 10758
Fargo, ND 58106-0758

TRF-ASAI-0526

THE ROYCE FUND

STATEMENT OF ADDITIONAL INFORMATION

A CLASS SHARES

THE ROYCE FUND (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust offers investors the opportunity to invest in ten separate portfolios or series. This Statement of Additional Information (this “SAI”) relates to the A Class shares of three (3) series of the Trust (each, a “Fund” and collectively, the “Funds”). Each Fund is a “diversified” fund within the meaning of the 1940 Act. The Funds and the ticker symbols for their A Class shares offered hereunder are listed below:

Fund	Share Class	Ticker Symbol
Royce Small-Cap Fund	A Class	PAHPX
Royce Premier Fund	A Class	RAAFX
Royce Small-Cap Special Equity Fund	A Class	PAHQX

This SAI is not a prospectus but should be read in conjunction with the Trust’s statutory prospectus (the “Prospectus”) relating to the A Class shares of the Funds, dated May 1, 2026, and as supplemented from time to time. Please retain this document for future reference. The audited financial statements included in the Funds’ Form N-CSR filing for the fiscal year ended December 31, 2025 (SEC Accession No. 0000949377-26-000010) are incorporated herein by reference. To obtain an additional copy of the Prospectus, such audited financial statements, or the Funds’ annual reports to shareholders, please call Shareholder Services at 1-800-221-4268.

The Investment, Service, Institutional, Consultant, and R Class shares of the applicable Funds are offered for sale pursuant to separate statutory prospectuses, each dated May 1, 2026, and a separate statement of additional information, dated May 1, 2026

Investment Adviser Royce Investment Partners (“Royce”)[1]	Transfer Agent SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”)
Distributor Royce Fund Services, LLC (“RFS”)	Custodian State Street Bank and Trust Company (“State Street”)

May 1, 2026

1 Royce & Associates, LP is a Delaware limited partnership that primarily conducts its business under the name Royce Investment Partners.

TABLE OF CONTENTS

OTHER INVESTMENT STRATEGIES

In addition to the principal investment strategies described in the Prospectus, each Fund may invest the balance of its assets as described below.

ROYCE SMALL-CAP FUND – in securities of companies with stock market capitalizations greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution and non-convertible preferred stocks and debt securities.

ROYCE PREMIER FUND – in securities of companies with stock market capitalizations greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution, non-convertible preferred stocks and debt securities.

ROYCE SMALL-CAP SPECIAL EQUITY FUND – in common stocks and convertible securities of companies with market capitalizations greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution and non-convertible preferred stocks and debt securities.

INVESTMENT POLICIES AND LIMITATIONS

The Funds’ investment objectives are set forth in the Prospectus. The Funds’ fundamental investment policies, limitations and operating policies are listed below. A Fund’s fundamental investment policies cannot be changed without the approval of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of that Fund. The remaining investment policies and limitations described in this SAI and the Funds’ investment objectives described in the Prospectus are operating policies and may be changed by a majority vote of the Board of Trustees of the Trust (the “Board”) and without shareholder approval. However, shareholders will be notified prior to any material change to the operating policies of any Fund in which they beneficially own shares.

Unless otherwise expressly noted, compliance with each Fund’s investment policies and limitations will be determined immediately after or at the time of that Fund’s acquisition of the security or relevant asset except for Fundamental Policy No. 4, which the Funds must comply with on a continuous basis. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with a Fund’s investment policies and limitations, except as it relates to Fundamental Policy No. 4. In the event the percentage of a Fund’s assets invested in securities for which market quotations are not readily available (i.e., illiquid securities) exceeds the applicable limit set forth in Fundamental Policy No. 8 due to a subsequent change in values, net assets, or other circumstances, the Fund will consider, based on all relevant facts and circumstances, taking appropriate measures to reduce the percentage of its assets invested in such securities in an orderly fashion. No Fund, however, will be required to sell securities for which market quotations are not readily available (i.e., illiquid securities) if the percentage of its assets invested in such securities exceeds the applicable limit set forth in Fundamental Policy No.8 due to a subsequent change in values, net assets, or other circumstances.

No Fund may, as a matter of fundamental policy:

1.	Issue any senior securities;

2.	Purchase securities on margin or write call options on its portfolio securities;

3.	Sell securities short;

4.	Borrow money, except that each of the Funds may borrow money from banks as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of such Fund’s total assets;

5.	Underwrite the securities of other issuers;

6.	Invest more than 25% of its total assets in the securities of foreign issuers in the case of Royce Small-Cap Special Equity Fund. Royce Small-Cap Fund and Royce Premier Fund are not subject to this restriction;

7.	Invest in restricted securities (except for Royce Small-Cap Fund and Royce Premier Fund, each of which is not subject to this restriction), or in repurchase agreements which mature in more than seven days;

8.	Invest more than 10% (15% for Royce Small-Cap Special Equity Fund) of its assets in securities for which market quotations are not readily available (i.e., illiquid securities) (except for Royce Small-Cap Fund, which is not subject to any such limitation);

9.	Invest, with respect to 75% of its total assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);

10.	Invest more than 25% of its assets in any one industry;

11.	Acquire more than 10% of the outstanding voting securities of any one issuer;

12.	Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

13.	Purchase or sell commodities or commodity contracts;

14.	Make loans, except for purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that each Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

15.	Invest in companies for the purpose of exercising control of management;

16.	Purchase portfolio securities from or sell such securities directly to any of the Trust’s Trustees, officers, employees or investment adviser, as principal for their own accounts; or

17.	Invest more than 5% of its total assets in warrants, rights and options.

Certain operating policies of the Funds are set forth below. Such operating policies may be changed by a majority vote of the Board and without shareholder approval.

Notwithstanding any Fundamental Policy set forth herein, no Fund may, as a matter of operating policy, enter into any “derivatives transaction” within the meaning of Rule 18f-4 under the 1940 Act.

No Fund may, as a matter of operating policy, invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities.

Royce Small-Cap Special Equity Fund may not, as a matter of operating policy:

1.	Invest more than 10% of its assets in the securities of foreign issuers;

2.	Invest more than 5% of its assets in securities for which market quotations are not readily available (i.e., illiquid securities); or

3.	Invest more than 5% of its assets in the securities of other investment companies.

Royce Small-Cap Fund and Royce Premier Fund may not, as a matter of operating policy, invest more than 25% of their net assets in the securities of foreign issuers.

Royce Small-Cap Fund and Royce Premier Fund may not, as a matter of operating policy, invest more than 5% of their net assets in the securities of companies that are headquartered in developing countries.

Royce Small-Cap Fund and Royce Premier Fund may not, as a matter of operating policy, invest more than 15% of their net assets in restricted securities (i.e., securities subject to certain contractual or legal restrictions on resale).

For purposes of Fundamental Policy No. 6, the Trust does not consider foreign government securities to be the securities of foreign issuers.

The Trust interprets: (i) Fundamental Policy No. 7 to preclude Royce Small-Cap Special Equity Fund from investing in restricted securities (i.e., securities subject to certain contractual or legal restrictions on resale); and (ii) Fundamental Policy No. 8 to preclude Royce Premier Fund from investing more than 10% of its net assets in illiquid securities (i.e., securities for which market quotations are not readily available). For these purposes, the Trust looks only to whether market quotations are not readily available and not to any other indicia of liquidity.

In addition, for purposes of Fundamental Policy No. 7 and any Fund operating policies, the Trust does not consider securities to be “restricted” if they may be sold by a Fund without restriction in the market in which they are primarily traded, outside the United States. Restricted securities, sometimes referred to as private placements, are subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933 (the “Securities Act”). Such securities are purchased directly from the issuer, a control person of the issuer or another investor holding such securities. A large institutional market has developed for these unregistered privately placed restricted securities, both foreign and domestic. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Notwithstanding the fact that these securities may be subject to contractual or legal restrictions on resale to the general public or to certain institutions, unregistered securities that can be sold in accordance with Rule 144A under the Securities Act will not be considered illiquid securities so long as Royce determines that an adequate trading market exists for the security. Rule 144A allows an institutional trading market for securities otherwise subject to restriction on resale to the general public. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Funds, however, could adversely affect the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities promptly or at reasonable prices.

For purposes of Fundamental Policy No. 14, the Trust does not consider repurchase agreements or the purchase of debt securities, bank certificates of deposit and other similar securities, in accordance with the Funds’ investment policies, to be loans.

Each Fund may invest in the securities of other investment companies (open or closed-end) to the extent permitted under the 1940 Act (except for Royce Small-Cap Special Equity Fund which may only invest up to 5% of its total assets in the securities of other investment companies).

Notwithstanding the above, the Funds as a matter of operating policy are prohibited from purchasing shares of other investment companies in excess of the limits set forth in the 1940 Act in reliance on the following statutory exceptions to such limits: (i) where the acquiring company and the acquired company are part of the same group of investment companies; and (ii) where the acquiring company and its affiliated persons acquire up to 3% of the outstanding stock of an investment company and such acquiring company has not offered or sold and is not proposing to offer or sell any security which includes a sales load of more than 1.5%.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Equity Securities

Each Fund invests in equity securities to the extent set forth in the Prospectus. For these purposes, “equity security” has the meaning set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Common stocks, preferred stocks, convertible securities, warrants, rights, and options are some examples of equity securities in which the Funds may invest. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into).

Funds’ Rights as Stockholders

No Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy, among other things, to the company’s management or its board of directors and/or other stockholders if Royce or the Board determines that such matters could have a significant effect on the value of the Fund’s investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, include, among others, supporting or opposing proposed changes in a company’s corporate structure or business activities; seeking changes in a company’s board of directors or management; seeking changes in a company’s direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or expenses or liabilities incurred, which could have a negative impact on that Fund’s performance.

A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Board determine this to be in the best interests of a Fund’s shareholders.

Securities Lending

Each Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in and satisfy the requirements of the Global Securities Lending Program organized and monitored by the Funds’ custodian, State Street. Furthermore, such loans will be made only if, in Royce’s judgment, the consideration to be earned from such loans would justify the risk. Collateral supplied from the borrower that is re-invested is subject to market and other investment-related risks.

The current view of the staff of the Securities and Exchange Commission (the “SEC”) is that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) and Below Investment Grade Debt Securities

Each Fund may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. These speculative securities are commonly referred to as “below investment grade” securities or “junk” bonds. They may be rated from Ba to Ca by Moody’s Investors Service, Inc., from BB to D by Standard & Poor’s, or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default or about to be in default as to the repayment of principal or the payment of interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity or perceived capacity to make timely payment of principal and interest. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher- rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a debt security rated “below investment grade” in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board and described in the Prospectus. Judgment and other subjective factors play a greater role in the valuation of lower-rated (high-risk) debt securities than securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may adversely affect the value of a Fund’s investment in lower-rated (high-risk) debt securities along with its ability to dispose of that investment.

Since the risk of default is higher for “junk bonds”, Royce’s research and credit analysis play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations or has improved or is expected to improve in the future. Royce’s analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Each of the Funds may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

The Funds may also invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody’s (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody’s (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody’s (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody’s (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics) without regard to gradations within those ratings categories.

Substantial Fund Investments in a Single Sector or a Limited Number of Sectors

Each Fund may, from time to time, invest a significant portion of its assets in companies from a single sector or a limited number of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector, and the securities of companies in that sector could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single sector as a whole, and these companies may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect that sector. In particular, companies in the sectors listed below may be adversely affected by the corporate, economic, political, regulatory, or market events referenced below.

●	Consumer Discretionary. These companies can be significantly affected by the performance of the overall economy, particularly the level of consumer inflation, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

●	Consumer Staples. These companies can be significantly affected by commodity costs, consumer confidence, demographic and product trends, the performance of the overall economy, particularly the level of consumer inflation, competitive pricing, food fads, marketing campaigns, environmental factors, and government regulation.

●	Financials. These companies are subject to extensive government regulation, can be significantly affected by changes in interest rates, the availability and cost of capital, the rate of corporate and consumer debt defaults, and price competition, and can be subject to relatively rapid change due to government interventions in capital, credit, and currency markets.

●	Industrials. These companies can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

●	Information Technology. These companies can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

●	Materials. These companies can be significantly affected by the level and volatility of commodity prices, the relative value of the dollar, import and export controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

As of December 31, 2025, each Fund invested a significant portion of its assets in companies from a single sector or a limited number of sectors.

Foreign Investments

Royce Small-Cap Special Equity Fund may invest up to 10% of its total assets in the securities of companies that are headquartered in foreign countries while each of Royce Small-Cap Fund and Royce Premier Fund may invest up to 25% of its net assets in the securities of companies that are headquartered in foreign countries. In addition, each Fund may invest in securities of companies whose economic fortunes are linked to foreign countries but do not meet the Fund’s definition of a foreign security (i.e., a security issued by a company that is headquartered in a foreign country). To the extent a Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to foreign country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing foreign securities.

Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. There also may be restrictions on outside investment in certain other foreign jurisdictions, including major industry or market sector restrictions, or limitations on the total amount or type of position in any single issue. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund’s portfolio. Foreign investments may also be subject to heightened local economic and political risks, public health events, political, economic and social instability, confiscatory taxation, foreign exchange controls, sanctions, tariffs, trade barriers, war, military action, or other armed conflict, periods of unrest or adverse diplomatic developments, large-scale human migration, and possible nationalization of issuers or expropriation of their assets, which might adversely affect the value of the Fund’s foreign investments along with its ability to dispose of those investments. Investments in foreign securities also may be subject to possible difficulties in obtaining and/or enforcing legal judgments in foreign courts; restrictions or prohibitions on foreign investment, including prohibitions or restrictions on investments in specific industries or market sectors; limitations on the total amount or type of position in any single issuer; and possible imposition by foreign governments of prohibitions or substantial restrictions on foreign investments in their capital markets or in certain industries. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

Although changes in foreign currency rates may adversely affect the value of the Funds’ foreign investments, Royce does not expect to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities it purchases on behalf of the Funds. Consequently, the risks associated with such investments may be greater than if the Funds were to engage in foreign currency hedging transactions.

Exchange control regulations in such foreign markets or sanctions against certain foreign governments or issuers may also adversely affect the value of the Funds’ foreign investments. Foreign exchange controls may also adversely affect the Funds’ ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

The risk factors noted above are generally heightened for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. See “Developing Countries” below.

The Funds may purchase the securities of foreign companies in the form of American Depositary Receipts (“ADRs”). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign- based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Developing Countries

As a matter of operating policy, each of Royce Small-Cap Fund and Royce Premier Fund may not invest more than 5% of its net assets in the securities of companies that are headquartered in developing countries. Although Royce Small-Cap Special Equity Fund is not subject to a specific limitation on its ability to invest in the securities of companies that are headquartered in developing countries, such Fund may only invest up to 10% of its total assets in the securities of companies that are headquartered in foreign countries.

Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, Israel, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). The risk factors noted above in “Foreign Investments” are generally heightened for investments in developing countries. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investment in these countries by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain developing countries. Many of the securities markets in developing countries are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. Developing countries may have antiquated legal systems with existing laws and regulations that are inconsistently applied. Generally, developing countries are not subject to as extensive and frequent accounting and financial reporting requirements as in the United States. Transaction costs, including brokerage commissions and dealer mark-ups in developing countries may be higher than in the United States or other developed countries. Investments in developing countries also are subject to the risk that a future economic, military, or political crisis could lead to armed conflict, price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, foreign exchange controls, sanctions, tariffs, trade barriers, large-scale human migration, or creation of government monopolies, any of which may have a detrimental effect on the value of the Funds’ investments. In addition, each Fund may invest in securities of companies whose economic fortunes are linked to developing countries but do not meet the Fund’s definition of a developing country security. To the extent a Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to developing country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing developing country securities.

Investments in Other Investment Companies and Exchange-Traded Funds

The Funds (except for Royce Small-Cap Special Equity Fund, which may invest up to 5% of its total assets in the securities of other investment companies) may purchase, sell and invest in the securities of other investment companies, including money market funds, exchange-traded funds (“ETFs”), registered open-end and closed-end funds, and unregistered funds to the extent permitted under the 1940 Act. As a result, to the extent a Fund invests in another investment company, the investment performance of the Fund will be directly impacted by the investment performance of that investment company. Likewise, a Fund will be exposed to the same risks as such investment companies in direct proportion to the allocation of its assets among those investment companies. In addition, when a Fund invests in another investment company, the Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company.

ETFs are ownership interests in registered open-end funds, unit investment trusts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry, sector or asset class. The relevant Funds also may, from time to time, purchase ETFs that sell short a portfolio of securities or other financial assets. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors. The relevant Funds also may invest in ETFs that use financial derivatives or leverage in an attempt to provide a multiple of the returns of an underlying index or other financial asset on a daily basis or an inverse of those returns. Investment exposure to leveraged or inverse ETFs may increase a Fund’s volatility and magnify any losses.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

If an ETF is an investment company, unless an exemption has been obtained from the SEC, the limitations applicable to the relevant Funds’ ability to purchase securities issued by other investment companies will apply.

Repurchase Agreements

In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

The Funds may engage in repurchase agreements which mature in seven days or less, provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the potential for counterparty default, the possibility of a decline in the market value of the underlying securities as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with recognized securities dealers, banks and the Fixed Income Clearing Corporation, a securities clearing agency registered with the SEC, each determined by Royce to represent acceptable credit risk. Nonethless, there remains a risk that the counterparty in a repurchase agreement may fail to honor their obligations, potentially leading to financial losses for the Fund(s).

Artificial Intelligence (“A.I.”)

Royce investment staff members may, subject to compliance with applicable firm policies and procedures, use A.I. and big data analytics to assist in the completion of certain investment research tasks, including the processing and analysis of large amounts of information, including issuer financial statements and trading data. However, undue reliance on A.I. output involves risks, including data inaccuracies and algorithmic errors, which could adversely affect Fund performance if not detected. Royce’s policies and procedures prohibit Royce investment staff members from generating investment recommendations or investment advice using A.I.

Warrants, Rights and Options

Pursuant to Fundamental Policy No. 17, each Fund may invest up to 5% of its total assets in warrants, rights, and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices are not necessarily correlated with the market prices of the underlying securities. Notwithstanding Fundamental Policy No. 17, no Fund may, as a matter of operating policy, invest in options.

The sale of warrants and rights held for more than one year generally results in a long-term capital gain or loss to a Fund, and the sale of warrants or rights held for one year or less generally results in a short-term capital gain or loss. The holding period for securities acquired upon exercise of a warrant or right, however, generally begins on the day after the date of exercise, regardless of how long the warrant or right. The securities underlying warrants and rights could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P Small-Cap 600.

Investing in warrants and rights on a given security allows a Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Thus, investing in warrants and rights permits a Fund to incur additional risk and/or to hedge against risk.

Illiquid and Restricted Securities

The Funds’ Fundamental Policies and operating policies with respect to their ability to invest in restricted securities (i.e., securities subject to certain contractual or legal restrictions on resale) and illiquid securities (i.e., securities for which market quotations are not readily available) are set forth in this SAI under the heading “Investment Policies and Limitations.” For purposes of the Fundamental Policies regarding Fund investments in illiquid securities, the Trust looks only to whether market quotations are not readily available and not to any other indicia of liquidity. For purposes of the Fundamental Policies and any operating policies regarding Fund investments in restricted securities, the Trust does not consider securities to be “restricted” if they may be sold by a Fund without restriction in the market in which they are primarily traded, outside the United States. Restricted securities, sometimes referred to as private placements, are subject to contractual or legal restrictions on resale because they are not registered under the Securities Act. Such securities are purchased directly from the issuer, a control person of the issuer or another investor holding such securities. A large institutional market has developed for these unregistered privately placed restricted securities, both domestic and foreign. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Notwithstanding the fact that these securities may be subject to contractual or legal restrictions on resale to the general public or to certain institutions, unregistered securities that can be sold in accordance with Rule 144A under the Securities Act will not be considered illiquid securities so long as Royce determines that an adequate trading market exists for the security. Rule 144A allows an institutional trading market for securities otherwise subject to restriction on resale to the general public. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Funds, however, could adversely affect the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities promptly or at reasonable prices.

Borrowing

Each Fund may not borrow money from banks other than as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of its total assets.

Large Redemptions; New Fund Risks; Fund Liquidations.

If one or more investors in a Fund initiate significant redemptions, the Fund may be required to dispose of assets to meet the redemption request. This may make ordinary portfolio management and rebalancing decisions more complicated to implement, may result in a Fund’s operating expenses being allocated over a smaller asset base, which generally results in an increase in a Fund’s expense ratio, and can accelerate the realization of taxable income and cause the Fund to make taxable distributions to shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets or for smaller or newer Funds or when a significant investor purchases, redeems or owns a substantial portion of a Fund’s shares. Because large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a Fund’s investment strategy, each Fund also reserves the right to satisfy a redemption request through the distribution of a Fund’s portfolio securities to a shareholder in full or partial satisfaction of such redemption request, rather than entirely in cash. In addition, under certain circumstances and when deemed to be in the best interest of a Fund, redemption proceeds may take up to seven calendar days to be sent after receipt of a redemption request in good order. Funds that are new or that do not have considerable operating history also face greater risks that their investment strategies may not be successful, because the Fund may launch at an inopportune time or for other reasons. Newly organized Funds may not attract sufficient assets to achieve investment, trading, expense, or other efficiencies. In general, a Fund may be liquidated without shareholder approval and/or at a time that may not be favorable for all shareholders, which also may result in the Fund’s disposition of assets and acceleration of its realization of taxable capital gains or losses.

Investments by Affiliated and Non-Affiliated “Funds of Funds” in the Funds

Certain affiliated and non-affiliated investment companies may invest in the Funds in accordance with the requirements of the 1940 Act and Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”). These investment companies may be referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, a Fund may experience relatively large investments or redemptions, including liquidations, from a fund of funds due to an asset allocation rebalancing or other investment decision made by the investment manager of the applicable fund of funds. These asset flows may adversely affect performance by requiring the Fund to purchase or sell securities at inopportune times, including periods of reduced market liquidity, by otherwise limiting Royce’s ability to fully implement the Fund’s investment strategies, or by requiring the Fund to hold a larger portion of its assets in cash or highly liquid securities than it otherwise would hold. Asset flows initiated by a fund of funds may also result in higher portfolio turnover rates, increased payments of brokerage commissions, lower asset levels, and higher operating expense ratios for the Fund. Large redemptions of Fund shares by a fund of funds could also accelerate the Fund’s realization of short-term and long-term capital gains, which could result in adverse tax consequences to its shareholders.

The Funds’ investment adviser, Royce Investment Partners, may be subject to potential conflicts of interest in connection with investments by affiliated funds of funds. For example, Royce may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Royce has committed to the Board that it will resolve any potential conflict in the best interests of the shareholders of a Fund in accordance with its fiduciary duty to the Fund and that fund-of-fund investments in a Fund made pursuant to Rule 12d1-4 will comply with such Rule and the Funds’ related policies and procedures.

As necessary, Royce will take such actions as it deems necessary or appropriate to mitigate any potential adverse impacts from such fund of funds investments or redemptions, including redeeming Fund shares in-kind rather than in cash. See “Redemptions in Kind” in this SAI for more information. Similar issues may result from investment in a Fund by Section 529 plans.

* * *

Royce believes that each Fund is suitable for investment only by investors who: (i) can invest without concern for current income and (ii) are in a financial position to assume above-average risks in the search for long-term capital appreciation.

The discussion immediately above is intended only as a general statement of risk. Actual risk levels will vary over time and depending on many different facts and circumstances. Royce and the Funds are not in a position to advise on the suitability of an investment in the Funds as to any investor.

MANAGEMENT OF THE TRUST

The following tables set forth certain information as to each Trustee and officer of the Trust. The Trustees have oversight responsibility for the Trust’s operations and are subject to various duties imposed on directors of registered investment companies under the 1940 Act and state law.

Name, Age and Address of Interested Trustees	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships During Past 5 Years
Christopher D. Clark (60) The Royce Funds One Madison Avenue New York, NY 10010	Trustee and President	Since 2014	Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director, and Member of the Board of Managers (since June 2015) of Royce, having been employed by Royce since May 2007.	15	None
*Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. All of the Trust’s Trustees are also Directors/Trustees of Royce Small-Cap Trust, Inc. (“RVT”), Royce Micro-Cap Trust, Inc. (“RMT”), Royce Global Trust, Inc. (“RGT”), and Royce Capital Fund (“RCF”) (collectively with the Trust, “The Royce Funds”).

Name, Age, and Address of Independent Trustees	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships Held during Past Five Years
Patricia W. Chadwick (77) The Royce Funds One Madison Avenue New York, NY 10010	Trustee	Since 2009	Consultant and President, Ravengate Partners LLC (since 2000). Formerly Director, Amica Mutual Insurance Company (1992 to 2024).	15	Voya Funds (2006 - 2022) Wisconsin Energy Corp. (2006 - 2022)
Christopher C. Grisanti (64) The Royce Funds One Madison Avenue New York, NY 10010	Trustee	Since 2017	Chief Market Strategist (since September 2024), Chief Equity Strategist, and Senior Portfolio Manager (May 2020 to September 2024), MAI Capital Management LLC (investment advisory firm). Formerly Co-Founder and Chief Executive Officer, Grisanti Capital Management LLC (investment advisory firm) (from 1999 to 2020); Director of Research and Portfolio Manager, Spears Benzak, Salomon & Farrell (from 1994 to 1999); and Senior Associate, Simpson, Thacher & Bartlett (law firm) (from 1988 to 1994).	15	None
Cecile B. Harper (62) The Royce Funds One Madison Avenue New York, NY 10010	Trustee	Since 2020	Chief Financial Officer and Chief Operating Officer, College Foundation at the University of Virginia (since October 2019). Formerly Board Member, Pyramid Peak Foundation (January 2012 to 2022); Board Member, Regional One Health Foundation (from June 2013 to September 2019); and Principal, Southeastern Asset Management (from December 1993 to September 2019).	15	Alarm.com Holdings Inc.
Julia W. Poston (65) The Royce Funds One Madison Avenue New York, NY 10010	Trustee	Since 2023

Director, Member of Nominating/Governance Committee, and Chair of Audit Committee, Merus Corporation (formerly Al. Neyer Corporation) (since 2020); Trustee, Miami University Foundation (since 2020); Director, Member of Governance Committee, and Chair of Audit Committee, Master Fluid Solutions (since 2021); and Trustee and Chair of Finance/Audit Committee, Cincinnati Museum Center (non-profit) (since 2015). Formerly Senior Client Partner (2002-2020) and Assurance Practice Group Leader for Ohio Valley Region (2014-2019), Ernst & Young, LLP (international accounting and services firm); and Audit Partner, Arthur Andersen LLP (international accounting and services firm) (1982-2002).

				15	AuguStar Variable Insurance Products Fund, Inc. The James Advantage Funds

Name, Age, and Address of Independent Trustees	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships Held during Past Five Years
Michael K. Shields (67) The Royce Funds One Madison Avenue New York, NY 10010	Trustee	Since 2015

Chairman, UNC Charlotte Investment Fund Board (since February 2016); Member, Halftime Carolinas Board (since February 2011); and Chief Investment Officer, National Christian Foundation (since April 2024). Formerly President and Chief Executive Officer, Piedmont Trust Company (privately owned North Carolina trust company) (from February 2012 to December 2023); Owner, Shields Advisors (investment consulting firm) (from April 2010 to June 2012); President and Chief Executive Officer, Eastover Capital Management (2005-2007); President and Chief Executive Officer, Campbell, Cowperthwait & Co. (investment subsidiary of U.S. Trust Corporation) (1997-2002); and equity portfolio manager and co-manager of Quality Growth Team, Scudder, Stevens & Clark (1992-1997).

				15	None
*Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. All of the Trust’s Trustees are also Directors/Trustees of RVT, RMT, RGT, and RCF.

Name, Age and Address of Trust Officers	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships During Past 5 Years
Peter K. Hoglund* (59) One Madison Avenue New York, NY 10010	Treasurer	Since 2015	Chief Financial Officer, Chief Administrative Officer and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.	N/A	None
Daniel A. O'Byrne* (63) One Madison Avenue New York, NY 10010	Vice President	Since 1994	Principal and Vice President of Royce, having been employed by Royce since October 1986.	N/A	None
Francis D. Gannon* (58) One Madison Avenue New York, NY 10010	Vice President	Since 2014	Co-Chief Investment Officer (since January 2014), Portfolio Manager (since September 30, 2024), and Managing Director of Royce, having been employed by Royce since September 2006.	N/A	None
John E. Denneen* (58) One Madison Avenue New York, NY 10152	Secretary and Chief Legal Officer	1996-2001 and since April 2002	General Counsel, Managing Director and, since June 2015, a member of the Board of Managers of Royce; Chief Legal and Compliance Officer and Secretary of Royce.	N/A	None
John P. Schwartz* (54) One Madison Avenue New York, NY 10153	Chief Compliance Officer	Since May 2022	Chief Compliance Officer of The Royce Funds (since May 2022) and Associate General Counsel and Compliance Officer of Royce (since March 2013).	N/A	None
*An “interested person” of the Trust and/or Royce under Section 2(a)(19) of the 1940 Act.
**Each officer will hold office for the year ending December 31, 2026, and thereafter until their respective successors are duly elected and qualified.

Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board believes has prepared them to be effective Trustees.

●	Christopher D. Clark - In addition to his tenure as an interested Trustee/Director of The Royce Funds, Mr. Clark serves as Chief Executive Officer, President, Co-Chief Investment Officer, and a Member of the Board of Managers of Royce, having been employed by Royce since 2007. Mr. Clark has over 25 years of investment and business experience, including extensive experience in the financial sector.

●	Patricia W. Chadwick – In addition to her tenure as an independent Trustee/Director of The Royce Funds, Ms. Chadwick is designated as an Audit Committee Financial Expert. Ms. Chadwick has over 30 years of investment and business experience, including extensive experience in the financial sector and as a consultant to business and non-profit entities. In addition, Ms. Chadwick has served on the boards of a variety of public and private companies and non-profit entities.

●	Christopher C. Grisanti – In addition to his tenure as lead independent Trustee/Director of The Royce Funds, Mr. Grisanti serves as Chief Market Strategist at MAI Capital Management LLC, an investment advisory firm. He previously co-founded and served as Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm. Mr. Grisanti has over 20 years of investment industry experience.

●	Cecile B. Harper – In addition to her tenure as an independent Trustee/Director of The Royce Funds, Ms. Harper has over 25 years of business experience in the asset management sector. In addition, Ms. Harper has served on the boards of various philanthropic entities.

●	Julia W. Poston – In addition to her tenure as an independent Trustee/Director of The Royce Funds, Ms. Poston serves as Chair of the Board’s Audit Committee, acting as liaison between the Board and the Funds’ independent registered public accountants, and is designated as an Audit Committee Financial Expert. Ms. Poston has over 40 years of business experience, including extensive experience in the financial sector. In addition, Ms. Poston serves on the boards of various operating companies, investment companies, and non-profit entities.

●	Michael K. Shields - In addition to his tenure as an independent Trustee/Director of The Royce Funds, Mr. Shields serves as Chairman of the UNC Charolotte Investment Fund Board and has served President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company. Mr. Shields has over 30 years of investment and business experience, including extensive experience in the financial sector.

The Board believes that each Trustee’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Trustee brings to the entire Board, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating Committee contains certain other specific factors considered by the Nominating Committee in identifying and selecting Trustee candidates (as described below).

To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Royce, and also may benefit from information provided by Royce’s internal counsel; both Board and Royce’s internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Trust’s Trustees not be “interested persons” (as defined in the 1940 Act) of the Trust and, as such, are not affiliated with Royce (“Independent Trustees”). To rely on certain exemptive rules under the 1940 Act, a majority of a Trust’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, five of the Trust’s six Trustees are Independent Trustees. The Board does not have a chair, but the President, an interested Trustee, acts as Chair at the Board meetings. The Independent Trustees have designated Christopher C. Grisanti as lead Independent Trustee. As lead Independent Trustee, Mr. Grisanti generally acts as chair of meetings or executive sessions of the Independent Trustees and, when appropriate, represents the views of the Independent Trustees to Royce management. The Board has determined that its leadership structure is appropriate in light of the services that Royce and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Information relating to the share ownership of each Trustee in the Funds and in the other funds in the group of registered investment companies comprising The Royce Funds that are overseen by the respective Trustee as of December 31, 2025, is set forth in the table below.

Christopher D. Clark*

Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce International Premier Fund	Over $100,000
Royce Premier Fund	Over $100,000
Royce Small-Cap Opportunity Fund	Over $100,000

The Royce Funds		Over $100,000
* Mr. Clark also held over $100,000 in Royce Small-Cap CIT through Royce’s 401(k) plan and between $10,001 - $50,000 in Royce Small-Cap Total Return CIT through Royce’s 401(k) plan. Royce Small-Cap Fund and Royce Small-Cap CIT are subject to substantially identical investment objectives and policies and pursue substantially identical investment strategies. Royce Small-Cap Total Return Fund and Royce Small-Cap Total Return CIT are subject to substantially identical investment objectives and policies and pursue substantially identical investment strategies.

Patricia W. Chadwick

Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce International Premier Fund	Over $100,000
Royce Micro-Cap Fund	Over $100,000

The Royce Funds		Over $100,000

Christopher C. Grisanti

Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce International Premier Fund	$50,001 - $100,000

The Royce Funds		Over $100,000

Cecile B. Harper

Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce International Premier Fund	Over $100,000
Royce Premier Fund	Over $100,000
Royce Small-Cap Opportunity Fund	Over $100,000
Royce Small-Cap Special Equity Fund	Over $100,000
Royce Smaller-Companies Growth Fund	Over $100,000

The Royce Funds		Over $100,000

Julia W. Poston

Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce Small-Cap Fund	Over $100,000

The Royce Funds		Over $100,000

Michael K. Shields

Fund	Aggregate Dollar Range of Ownership in the Fund	Aggregate Dollar Range of Ownership in The Royce Funds
Royce International Premier Fund	$50,001 - $100,000
Royce Premier Fund	$50,001 - $100,000
Royce Small-Cap Fund	Over $100,000
Royce Small-Cap Opportunity Fund	$10,001 - $50,000
Royce Small-Cap Special Equity Fund	Over $100,000
Royce Small-Cap Total Return Fund	$50,001 - $100,000
Royce Smaller-Companies Growth Fund	$10,001 - $50,000

The Royce Funds		Over $100,000

The Board has an Audit Committee, comprised of Patricia W. Chadwick, Christopher C. Grisanti, Cecile B. Harper, Julia W. Poston, and Michael K. Shields. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Funds’ independent accountants and for conducting post-audit reviews of the Funds’ financial statements with such independent accountants. The Trust has adopted an Audit Committee charter. Ms. Poston serves as Chair of the Audit Committee. Ms. Chadwick and Ms. Poston are designated as Audit Committee Financial Experts, as defined under SEC Regulations. During the year ended December 31, 2025, the Audit Committee held two (2) meetings.

The Board also has a Nominating Committee, comprised of Patricia W. Chadwick, Christopher C. Grisanti, Cecile B. Harper, Julia W. Poston, and Michael K. Shields. The Nominating Committee is responsible for, among other things, identifying individuals qualified to serve as Independent Trustees of the Trust and recommending its nominees for consideration by the Board. The Trust has adopted a Nominating Committee charter. While the Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Committee will review and consider nominations for the office of Trustee made by management and by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send their suggestions to the Secretary of the Trust, which should include biographical information and set forth their proposed nominee’s qualifications. During the year ended December 31, 2025, the Nominating Committee did not hold any meetings.

The Nominating Committee charter requires the Nominating Committee to identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the Board. In considering potential nominees, the Nominating Committee will take into consideration; (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Trust; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; (v)

whether or not the person is financially literate pursuant to stock exchange audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Trustee of the Trust; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Funds in light of the requirements of the Trust’s retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered.

The Board has a Distribution Committee, currently comprised of Christopher D. Clark. The Distribution Committee is responsible for, among other things, approving the Funds’ payment of dividends from net investment income and distributions from capital gains, if any, to ensure compliance with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxation.” During the year ended December 31, 2025, the Distribution Committee took action in respect of the various series of the Trust on six (6) different occasions through the issuance of written consents.

Board’s Oversight Role in Management

The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Royce and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Trust’s and Royce’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of all five Independent Trustees) meets during its scheduled meetings, and between meetings the Chairman of the Audit Committee maintains contact with the Funds’ independent registered public accounting firm and the Trust’s Treasurer. The Board also receives periodic presentations from senior personnel of Royce or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas including, but not limited to, business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to Royce and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Information relating to the Trustees who received compensation from the Trust, from the other funds in the group of registered investment companies comprising The Royce Funds, and from the Fund Complex, which includes the Legg Mason Funds, for the year ended December 31, 2025, is set forth in the table below.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from The Royce Funds paid to Trustees/ Directors	Total Compensation from Fund Complex*
Patricia W. Chadwick	$167,750	N/A	$223,500	$223,500
Christopher C. Grisanti	$188,184	N/A	$250,500	$250,500
Cecile B. Harper	$167,750	N/A	$223,500	$223,500
G. Peter O’Brien**	$167,750	N/A	$223,500	$724,250
Julia W. Poston	$181,373	N/A	$241,500	$241,500
Michael K. Shields	$167,750	N/A	$223,500	$223,500
* Represents aggregate compensation paid to each Trustee during the calendar year ended December 31, 2025, from the Fund Complex. As of the date of this SAI, the Fund Complex includes the 15 portfolios of The Royce Funds and the 48 portfolios of the Legg Mason Funds. In addition to serving as a Trustee/Director of The Royce Funds during the calendar year ended December 31, 2025, G. Peter O’Brien served as a Trustee/Director of the Legg Mason Funds during such period.
** Mr. O’Brien retired as Trustee/Director of The Royce Funds effective the close of business December 31, 2025.

For the period January 1, 2025, to December 31, 2025, each of the Independent Trustees was paid at an annual rate of $138,500 for serving on the Board, plus $5,850 for each Board meeting attended. These rates will remain in effect for the period January 1, 2026, to December 31, 2026. For the period January 1, 2025, to December 31, 2025, Mr. Grisanti and Ms. Poston were paid by the Trust at annual rates of $20,434 and $13,623 for serving as lead Independent Trustee and Chair of the Audit Committee, respectively. Mr. Grisanti and Ms. Poston will be paid these same annual rates for serving as Lead Independent Trustee and Chair of the Audit Committee, respectively, for the period January 1, 2026, through December 31, 2026.

Information Concerning Royce and Franklin Resources

On October 1, 2001, Royce & Associates, Inc., the Funds’ investment adviser, became a subsidiary of Legg Mason, Inc. (“Legg Mason”). On March 31, 2002, Royce & Associates, Inc. was merged into Royce Holdings, LLC (a subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Funds’ investment adviser and a subsidiary of Legg Mason. Effective March 1, 2016, Royce & Associates, LLC converted to Royce & Associates, LP, a Delaware limited partnership. Royce & Associates, LP primarily conducts its business under the name Royce Investment Partners. Royce & Associates, LP’s general partner is Royce & Associates GP, LLC (“Royce GP”). After the close of business on July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason in an all-cash transaction. The limited partners of Royce & Associates, LP are Legg Mason Royce Holdings, LLC (“Legg Mason Royce Holdings”) and certain employees of Royce GP. Royce & Associates, LP is more than 75% owned and controlled by Legg Mason Royce Holdings. Legg Mason Royce Holdings is, in turn, 100% owned and controlled by Legg Mason. Legg Mason is, in turn, 100% owned and controlled by Franklin Resources.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of March 31, 2026, Franklin Templeton reported aggregate assets under management of approximately $1.68 trillion.

PRINCIPAL HOLDERS OF SHARES

No A Class shares of the Funds are issued and outstanding as of the date of this SAI. Thus, as of the date hereof, the Trust notes that: (i) no person was known to the Trust to be the record and/or beneficial owner of 5% or more of such A Class shares of the Funds and (ii) all of the Trustees and officers of the Trust as a group beneficially owned less than 1% of such A Class shares of the Funds.

INVESTMENT ADVISORY SERVICES

Services Provided by Royce

As compensation for its services under the Investment Advisory Agreements for the Funds listed below, Royce is entitled to receive the following fees with respect to each Fund:

Fund	Annual Rate of Fund’s Average Net Assets
Royce Small-Cap Fund	1.00% of the first $50,000,000 0.875% of the next $50,000,000 0.75% of any additional average net assets
Royce Premier Fund Royce Small-Cap Special Equity Fund	1.00% of the first $2,000,000,000 0.95% of the next $1,000,000,000 0.90% of the next $1,000,000,000 0.85% of any additional average net assets

Such fees are payable monthly from the assets of each Fund and are allocated among each of their Classes of shares based on the relative net assets of each class. Under such Investment Advisory Agreements, Royce: (i) determines the composition of each Fund’s portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Board; (ii) provides each Fund with investment advisory, research and related services for the investment of its assets; and (iii) pays expenses incurred in performing its investment advisory duties under the Investment Advisory Agreements.

The Trust pays all administrative and other costs and expenses attributable to its operations and transactions with respect to the above-listed Funds, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholder reports and notices; supplies and postage; federal and state registration fees; federal, state and local taxes; non-affiliated trustees’ fees; and brokerage commissions. Please see the section of this SAI entitled, “Administration Agreement” for more information.

For each of the years ended December 31, 2023, 2024, and 2025, as applicable, Royce received advisory fees from each Fund (net of any amounts waived by Royce with respect to a Fund) and waived advisory fees payable to it, as follows:

Fund	Net Advisory Fees Received by Royce ($)	Amounts Waived by Royce ($)
Royce Small-Cap Fund
2023	12,836,807	-
2024	14,549,932	-
2025	13,314,405	-

Royce Premier Fund
2023	13,367,670	-
2024	14,203,366	-
2025	10,908,021	-

Royce Small-Cap Special Equity Fund
2023	7,744,156	-
2024	7,209,729	-
2025	5,064,391	-

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) of A Class shares of Royce Premier Fund and Royce Small-Cap Special Equity Fund at or below 1.49% through April 30, 2027.

ADMINISTRATION AGREEMENT

The Trust, on behalf of each of its series, and Royce are parties to an Amended and Restated Administration Agreement, effective as of July 31, 2020 (the “Administration Agreement”). Under the terms of the Administration Agreement, Royce provides the Funds with, among other things, administrative, professional, compliance and clerical services; necessary personnel, office space and facilities and equipment; preparation of its prospectuses, statements of additional information and proxy statements, shareholders’ reports and notices and other reports and filings made to and with the SEC and/or other regulators; administering shareholder accounts, handling shareholder relations and such other services as Royce, subject to the Board, shall from time to time determine to be necessary or useful to perform its obligations under the terms of the Administration Agreement. Royce also, on behalf of the Funds, conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and other such persons in any such other capacity deemed to be necessary or desirable. Royce does not receive a fee under the terms of the Administration Agreement but rather is reimbursed by the Funds for any and all costs and expenses that it may incur in providing services under the Administration Agreement, including, without limitation, the costs and expenses relating to necessary personnel, rent, telephone, technology and supplies. The timing for such reimbursements by the Funds varies depending upon the type of expense involved. Such reimbursements may be made by the Funds on a quarterly, monthly, or more frequent basis. In accordance with the Administration Agreement, for the fiscal years ended December 31, 2024, and 2025, Royce received $3,732,595 and

$3,971,358, respectively, in reimbursements from the Funds.

PORTFOLIO MANAGERS

The following table shows the dollar range of each Fund’s shares owned beneficially and of record by the Funds’ Lead Portfolio Managers, Portfolio Managers, and Assistant Portfolio Managers (each, a “Portfolio Manager” and collectively, the “Portfolio Managers”), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. Portfolio Manager assignments in the table are provided as of May 1, 2026. Ownership information in the table is provided as of December 31, 2025.

Portfolio Manager Investments in Each Fund

Name	Dollar Range of Fund Shares Beneficially Owned*	Total Ownership Interest in Fund Shares**
Royce Small-Cap Fund

Jay S. Kaplan (Portfolio Manager)	$500,001 - $1,000,000	Over $1,000,000***
Lauren A. Romeo (Portfolio Manager)	$500,001 - $1,000,000	$500,001 - $1,000,000
Steven G. McBoyle (Portfolio Manager)	None	$10,001 - $50,000
Miles Lewis (Portfolio Manager)	None	$10,001 - $50,000
Andrew S. Palen (Portfolio Manager)	None	$100,001 - $500,000***
Francis D. Gannon (Portfolio Manager)	None	$10,001 - $50,000***

Royce Premier Fund

Lauren A. Romeo (Co-Lead Portfolio Manager)	Over $1,000,000	Over $1,000,000
Steven G. McBoyle (Co-Lead Portfolio Manager)	$10,001 - $50,000	Over $1,000,000
Andrew S. Palen (Assistant Portfolio Manager)	None	$1-10,000

Royce Small-Cap Special Equity Fund

Charles R. Dreifus (Portfolio Manager)	Over $1,000,000	Over $1,000,000
Steven G. McBoyle (Assistant Portfolio Manager)	$50,001 - $100,000	$100,001 - $500,000
Tim C. Hipskind (Assistant Portfolio Manager)	$50,001 - $100,000	$50,001 - $100,000
* This column reflects investments in a Fund’s shares owned directly by a Portfolio Manager or beneficially owned by a Portfolio Manager (as determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. A Portfolio Manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.
**Includes, in addition to amounts reported in the previous column, unvested amounts held as “phantom shares” in the Fund on the Portfolio Manager’s behalf through Royce’s deferred compensation arrangements.
*** Includes, in addition to amounts reported in the previous column and any unvested amounts held as “phantom shares” in Royce Small-Cap Fund on the Portfolio Manager’s behalf through Royce’s deferred compensation arrangements, amounts held in Royce Small-Cap CIT through Royce’s 401(k) plan. Royce Small-Cap Fund and Royce Small-Cap CIT are subject to substantially identical investment objectives and policies and pursue substantially identical investment strategies.

Description of Portfolio Manager Compensation Structure

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers receive from Royce a base salary, Portfolio-Related Variable Compensation (generally the largest element of each Portfolio Manager’s compensation), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

-	PORTFOLIO-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Portfolio-Related Variable Compensation that is either asset-based, or revenue-based and, therefore in part, based on the value of the net assets of the account for which the Portfolio Manager is being compensated, determined with reference to each of the registered investment company and other client accounts such person is managing. The revenue used to determine the quarterly Portfolio-Related Variable Compensation received by Lauren A. Romeo, Steven G. McBoyle, Francis D. Gannon, Andrew S. Palen, and James A. Skinner, III that relates to RVT is performance-based fee revenue. The revenue used to determine the quarterly Portfolio-Related Variable Compensation received by James P. Stoeffel and Andrew S. Palen that relates to RMT is performance-based fee revenue.

Payment of the Portfolio-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Portfolio-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce investment strategy for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Portfolio Managers receive quarterly variable compensation based on Royce’s net revenues.

-	BENEFIT PACKAGE. Portfolio Managers also receive benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. Each Royce employee, including each Portfolio Manager, is also eligible to purchase shares of Franklin Resources, Inc. at a 15% discount to its closing price on certain dates in accordance with the terms and conditions of the Franklin Templeton Employee Stock Investment Plan.

Portfolio Managers’ Other Accounts Managed

The following chart contains information regarding all Royce client accounts for which each Portfolio Manager has day-to-day management responsibilities. Portfolio Manager assignments in the table are provided as of May 1, 2026. Account information in the table is provided as of December 31, 2025. Accounts are grouped into three categories: (i) registered investment companies, (ii) private pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Charles R. Dreifus
	Registered investment companies	1	$431,802,205	--	--
	Private pooled investment vehicles	--	--	--	--
	Other accounts*	1	$70,518,458	--	--
Jay S. Kaplan
	Registered investment companies	3	$2,043,438,106	--	--
	Private pooled investment vehicles	--	--	--	--
	Other accounts*	--	--	--	--
Lauren A. Romeo
	Registered investment companies	3	$4,918,137,230	1	$2,164,437,870
	Private pooled investment vehicles	3	$163,394,166	--	--
	Other accounts*	6	$674,080,384	--	--
Steven G. McBoyle
	Registered investment companies	5	$5,449,951,609	1	$2,164,437,870
	Private pooled investment vehicles	3	$163,394,166	--	--
	Other accounts*	5	$350,990,705	--	--
Andrew S. Palen
	Registered investment companies	6	$5,949,293,021	2	$2,795,242,285
	Private pooled investment vehicles	2	$163,394,166	--	--
	Other accounts*	-	-	-	-
Miles Lewis
	Registered investment companies	4	$2,878,808,193	1	$2,164,437,870
	Private pooled investment vehicles	2	$10,462,056	--	--
	Other accounts*	--	--	--	--
Tim Hipskind
	Registered investment companies	1	$431,802,205	--	--
	Private pooled investment vehicles	--	--	--	--
	Other accounts*	--	--	--	--
Francis D. Gannon
	Registered investment companies	2	$3,936,008,240	1	$2,164,437,870
	Private pooled investment vehicles	-	-	--	--
	Other accounts*	-	-	--	--
*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Funds’ Rule 17j-1 Code of Ethics.

Potential Conflicts of Interest

Each Portfolio Manager’s day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably.

The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order, subject to Royce’s minimum ticket size requirements. Royce may, under certain circumstances, allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. See “Portfolio Transactions” below.

As described above, there is a revenue-based component of each Portfolio Manager’s Performance-Related Variable Compensation, and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Lauren A. Romeo, James P. Stoeffel, and Jay S. Kaplan receive variable compensation based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of the Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Fund shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by Funds or other Royce client accounts to Royce), which relates to the management of one or more Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described herein, no Royce Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-based revenue. Notwithstanding the above, the Performance-Related Variable Compensation paid to Lauren A. Romeo, Steven G. McBoyle, Francis D. Gannon, and Andrew S. Palen, as Portfolio

Managers of RVT, and the Performance-Related Variable Compensation paid to James P. Stoeffel and Andrew S. Palen, as Portfolio Managers of RMT, is based, in part, on performance-based fee revenues. RVT and RMT pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for a Fund or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests). See “Code of Ethics and Related Matters” below. Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios. Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DISTRIBUTION

The Trust is engaged in a continuous offering of the shares of each of its series. RFS, a wholly-owned subsidiary of Royce, is the distributor of the shares of each series of the Trust. RFS has its office at One Madison Avenue, New York, NY 10010. RFS’s corporate predecessor was organized in November 1982. RFS is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust, RFS is entitled to receive, from the assets of A Class shares of each Fund, a monthly fee equal to .25% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee). Except to the extent that it may be waived by RFS, such fee is not subject to any required reductions.

Shareholders buy A Class shares of the Funds at the offering price, which is the net asset value plus a front-end sales charge (“FESC”). FESCs on the purchase of A Class shares of the Funds are subject to various reductions or waivers as described in the Prospectus under the headings “General Shareholder Information−Sales Charges,” “General Shareholder Information−Qualifying for a Reduced A Class Sales Charge,” “General Shareholder Information−Waivers for Certain A Class Investors,” and “Appendix A−Waivers and Discounts Available from Certain Financial Intermediaries.” RFS is entitled to the proceeds of any appliable FESC that may be imposed on the purchase of A Class shares of a Fund, less any commission paid to, or retained by, the relevant financial intermediary. In addition to the foregoing, shareholders may purchase A Class shares of a Fund at net asset value (without an initial sales charge) at certain financial intermediaries if the amount of such purchase, when combined with certain holdings of various Royce, Franklin Templeton, and Legg Mason funds, equals or exceeds $1,000,000. However, redemptions of such A Class shares within 18 months of purchase will be subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC is based on the net asset value at the time of purchase or redemption, whichever is less. As a result, shareholders do not pay a CDSC on amounts representing appreciation or depreciation. CDSCs on the redemption of such A Class shares of the Funds are subject to various waivers as described in the Prospectus under the headings “General Shareholder Information−Contingent Deferred Sales Charges,” “General Shareholder Information−Contingent Deferred Sales Charge Waivers,” and “Appendix A−Waivers and Discounts Available from Certain Financial Intermediaries.” RFS is entitled to the proceeds of any CDSC imposed on a redemption of A Class shares of a Fund. To have your FESC reduced or waived or your CDSC waived, shareholders must notify their financial intermediary at the time they purchase or redeem, as applicable, the relevant shares that they qualify for such a reduction or waiver. Please contact your financial adviser for more information on FESC reductions and waivers and CDSC waivers.

Under the Distribution Agreement, RFS (i) seeks to promote the sale and/or continued holding of shares of such Funds through a variety of activities, including advertising, direct marketing and servicing investors and introducing parties on an on-going basis; (ii) pays sales commissions and other fees to those broker-dealers, investment advisers and others (excluding banks) who have introduced investors to such Funds (which commissions and other fees may or may not be the same amount as or otherwise comparable to the distribution fees payable to RFS); (iii) pays the cost of preparing, printing and distributing any advertising or sales literature and the cost of printing and mailing the Funds’ prospectuses to persons other than shareholders of the Funds; and (iv) pays all other expenses incurred by it in promoting the sale and/or continued holding of the shares of such Funds and in rendering such services under the Distribution Agreement. RFS also may make payments to financial intermediaries that provide personal service and recordkeeping/administrative/account maintenance services. The Trust bears the expense of registering its shares with the SEC and the cost of filing for sales of its shares under the securities laws of the various states.

The Trust entered into the Distribution Agreement with RFS pursuant to a Distribution Plan which, among other things, permits each Fund that remains covered by the Plan to pay the monthly distribution fee out of its net assets. Such distribution fee is paid to RFS regardless of whether expenses were incurred under the Plan. As required by Rule 12b-1 under the 1940 Act, the shareholders of each Fund or share class that remains covered by the Plan and the Board, including a majority of the Independent Trustees, approved the Plan. No Independent Trustee of the Trust had any direct or indirect financial interest in the operation of the Plan or the Distribution Agreement.

The Plan may be terminated as to any Fund or share class: (i) by the vote of a majority of the Independent Trustees or (ii) by the vote of a majority of the outstanding voting securities of such Fund or such share class. Any change in the Plan that would materially increase the distribution cost to a Fund or share class requires approval by the shareholders of such Fund or such share class; otherwise, the Trustees, including a majority of the Independent Trustees, as described above, may amend the Plan.

The Distribution Agreement may be terminated as to any Fund or class of shares at any time on 60 days’ written notice and without payment of any penalty by RFS, by the vote of a majority of the outstanding shares of such Fund or share class or by the vote of a majority of the Independent Trustees, if not sooner terminated in accordance with their respective terms, will continue in effect for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board.

While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Independent Trustees.

RFS did not receive any distribution and/or service (12b-1) fees from the Funds in connection with A Class shares during the fiscal year ended December 31, 2025, because there were no issued and outstanding A Class shares of the Funds during such period.

For the fiscal year ended December 31, 2025, all of the amounts paid by the Funds under their Distribution Plans ($4,456,620) were paid to RFS. RFS used such distribution fees primarily for (i) compensation to broker-dealers and other financial intermediaries, (ii) printing expenses, and (iii) state registration fees for RFS. There were no unreimbursed expenses incurred during fiscal year ended December 31, 2025, that are being carried over to future years and the Funds do not participate in any joint distribution activities with another series or investment company.

Under the Rules of Fair Practice of FINRA, the front-end sales loads, asset-based sales charges and contingent deferred sales charges payable by any Fund and/or the shareholders thereof to RFS are limited to (i) 6.25% of total new gross sales occurring after July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum, increased by (ii) 6.25% of total new gross sales occurring after such Fund first adopted the Plan until July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum less any front-end, asset-based or deferred sales charges on such sales or net assets resulting from such sales.

RFS did not receive any front-end sales charges or contingent deferred sales charges in connection with the A Class shares of the Funds during the fiscal years ended December 31, 2023, 2024, and 2025, because there were no issued and outstanding A Class shares of the Funds during such periods.

Shares of the Funds may be held by certain financial intermediaries for the benefit of their customers. In such instances, some or all of the recordkeeping for these accounts may be performed by such financial intermediaries and the Funds may not have to maintain accounts for the customers of the financial intermediaries who have invested in the Funds. The Board has authorized the Funds to compensate financial intermediaries to the extent the services such parties render to a Fund are non-distribution-related recordkeeping, account maintenance or other shareholder services. Such non distribution- related shareholder services may include (without limitation): (a) establishing and maintaining omnibus accounts with the Funds; (b) establishing and maintaining subaccounts and subaccount balances for the relevant record and/or beneficial shareholders; (c) processing orders by the relevant record and/or beneficial shareholders to purchase, redeem and exchange Fund shares promptly and in accordance with the Prospectus relating to the relevant Share Class; (d) transmitting to the Funds, on each business day, a net subscription or net redemption order reflecting subscription, redemption and exchange orders received by it with respect to the relevant record and/or beneficial shareholders; and (e) receiving and transmitting funds representing the purchase price or redemption proceeds relating to such orders. The actual services provided, and the payments made for such services, vary from firm to firm. These payments by the Funds are made out of the assets attributable to their various share classes and reflected as “Other Expenses” in the Funds’ fee tables and expense examples contained in the Prospectuses.

RFS, Royce, and/or certain of their affiliates may make payments to financial intermediaries that provide the opportunity to distribute the Funds through their sales personnel, provide access to their selling personnel or branch offices, place the Funds on the financial intermediary’s list of offered funds, and introduce investors to the Funds. Certain of such payments may be made from the resources of Royce and/or its certain of its affiliates, which resources may include profits from their relationships with the Funds.

As of December 31, 2025, Royce anticipates that the financial intermediaries that will receive payments relating to the various series of the Trust from Royce’s own resources include the following:

ADP Broker-Dealer Inc.	Mass Mutual Life Insurance	Raymond James	Cambridge Investment Research	Sorrento Pacific Financial, LLC	JP Morgan Securities
Ameriprise	Matrix Settlement & Clearance Services	Sammons	Cadaret, Grant & Co. Inc.	Western International Securities	Lincoln Financial Advisors Corporation
Ascensus	Mid-Atlantic Corp.	Schwab Brokerage	Cetera Financial Group	Citizens Securities	Lincoln Financial Services Corporation
BPA	Morgan Stanley Smith Barney	Stifel Nicolaus & Company, Incorporated	CUSO Financial Services L.P.	Edward Jones	RBC Capital Markets, LLC
Empower	Pershing LLC	Talcott Resolution Life	First Command	E*Trade
Fidelity Brokerage	PNC	Voya	LPL Financial	Northwestern Mutual	Envestnet
Fidelity Retirement	Principal Life	Wells Fargo	NEXT Financial Group, Inc.
Osaic Wealth Inc.	Avantax Wealth Management	SCF Securities	Equitable Advisers

The payments described under this heading may influence financial intermediaries to recommend or sell a Fund over other mutual funds. You may ask your financial intermediary about these differing interests and how the financial intermediary and its employees and associated persons are compensated for administering your Fund investment. Such payments may benefit Royce to the extent that the payments result in more assets, on which fees are charged by Royce, being invested in a series of the Trust. In addition, such payments may: (i) be substantial to any given financial intermediary, (ii) be more or less than comparable payments received by a financial intermediary with respect to other mutual funds, and (iii) exceed the costs and expenses incurred by the financial intermediary in performing the applicable services and activities in respect of the Funds.

CUSTODIAN

State Street is the custodian of each Fund’s securities, cash and other assets, but it does not participate in any Fund’s investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub- custodians for certain foreign portfolio securities, as allowed by federal law. State Street’s main office is at One Congress Street, Suite 1, Boston, MA 02114- 2016.

State Street is responsible for calculating the daily net asset value per share, maintaining the portfolio and general accounting records, and providing certain shareholder services for each Fund and its share classes.

TRANSFER AGENT

SS&C GIDS is the transfer agent and dividend disbursement agent for each Fund’s shares, but it does not participate in any Fund’s investment decisions. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by SS&C GIDS at 330 W. 9th Street, Kansas City, Missouri 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, whose primary address is 300 Madison Avenue, New York, NY 10017-6232, is the Trust’s independent registered public accounting firm, providing audit services, tax return preparation, and assistance with the review of various SEC filings.

SECURITIES LENDING AGENT

State Street acts as the securities lending agent for the Funds (in such capacity, the “Lending Agent”). During the fiscal year ended December 31, 2025, the Lending Agent provided various services to participating Funds, including locating borrowers, monitoring daily the value of the loaned securities and collateral, requiring additional collateral from borrowers as necessary, cash collateral management, qualified dividend management, negotiation of loan terms, selection of securities to be loaned, recordkeeping and account servicing, monitoring dividend activity and material proxy votes relating to loaned securities, and arranging for return of loaned securities to participating Funds at loan termination. For the fiscal year ended December 31, 2025, the table below reflects the dollar amounts of income received and the compensation paid to the Lending Agent, including any share of revenue generated by the securities lending program paid to the Lending Agent (“revenue split”), related to the securities lending activities of each participating Fund.

Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in the revenue split*	Administrative fees not included in revenue split	Indemnification fee not included in revenue split	Rebate (paid to borrowers)	Other fees not included in revenue split	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Royce Small-Cap Fund	$317,560	$36,780	-	-	-	$72,305	-	$109,085	$208,475

PORTFOLIO TRANSACTIONS

Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund’s portfolio securities. Royce does not select a broker to effect a securities transaction for a Fund unless Royce believes such broker can obtain the best execution for the security involved in the transaction. Best execution is comprised of several factors including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained from the transaction.

In addition to considering a broker’s execution capability, Royce generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Royce uses commission dollars generated by agency transactions for the Funds and certain of its other client accounts to pay for such “research services.” Research services that are paid for in this manner assist Royce in carrying out its investment decision-making responsibilities. Research services may include, but are not limited to, general economic research, market and statistical information, industry and technical research, strategy and company research, advice as to the availability of securities or purchasers or sellers of a particular security, research related to performance measurement, and may be provided in writing or orally. Brokerage services that are paid for in this manner include effecting securities transactions and incidental functions such as clearance, settlement and custody.

Royce is authorized, under its Investment Advisory Agreements with the Trust and in accordance with Section 28(e) of the Exchange Act and SEC guidance issued under the Exchange Act, to cause the Funds to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to Royce by the broker. Thus, the Funds generally pay higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. Royce determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or Royce’s overall responsibilities with respect to its accounts. Royce does not consider liquidity rebates or payments for order flow to be significant factors when selecting brokers and setting broker commission rates.

Royce may use research and brokerage services furnished by brokers in connection with the effecting of securities transactions for the Funds in managing all of its client accounts, including: (i) certain discretionary client accounts that Royce reimburses to the extent commission dollars generated by agency transactions for such accounts are used to pay for such research and brokerage services and (ii) certain separately managed accounts for which Royce provides model portfolio services which do not generate commission dollars that may be used for research and brokerage services (together, the “Non- Participating Accounts”). Furthermore, the particular Fund that generated the applicable research or brokerage services is typically not the sole beneficiary (and, as to a particular service, potentially may not be a beneficiary at all); this is, in part, because some accounts regularly benefit from research or other services generated by trading by other accounts while themselves generating few or no commissions associated with such services. Royce does not attempt to allocate these kinds of benefits proportionately among its clients or, except in limited circumstances, to track the benefits of research and brokerage services to the commissions associated with a particular account or group of accounts. Royce's receipt of these services also does not reduce the investment advisory fees payable to Royce by the Funds, even though Royce might have otherwise been required to purchase some of those services for cash. The arrangements thus present various conflicts of interest for Royce. Because research and other services paid for by the Funds can reduce Royce’s costs, Royce has an incentive both to prefer trades and brokers whose commissions pay for such services over potentially less expensive alternatives and to prefer higher volumes of trading over lower volumes. Those incentives also can be heightened when acting for clients with different trading profiles. Those client accounts with no or limited ability to generate commissions from trading (e.g., the Non-Participating Accounts or those accounts that trade less frequently) may increase the incentive for Royce to generate commissions from trading by the Funds.

In some cases, Royce may receive a service from a broker that has both a “research/brokerage” and a “non-research/non-brokerage” use. When this occurs, Royce makes a good faith allocation between the research/brokerage and non-research/non-brokerage use of the service. Only the portion of the service that is used for research/brokerage purposes may be paid for with commission dollars. Firms that provide such research and brokerage services to Royce may also promote the sale of the Funds’ shares, and Royce and/or RFS may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the shares of the Funds. RFS does not effect portfolio transactions on behalf of the Funds or any other Royce-advised accounts.

Even though Royce makes investment decisions for each Fund independently from those for the other Funds and the other accounts managed by Royce, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce account because the same security may be suitable for more than one of them. When Royce is purchasing or selling the same security for more than one Royce account managed by the same primary portfolio manager on the same trading day, such transactions will be effected pursuant to Royce’s Trade Allocation Guidelines and Procedures. All purchase and sale orders for Royce client accounts are pre-allocated before execution of the relevant trade. In instances in which a portfolio manager has specified more than one participating client account and the allocation of securities between or among such accounts at or prior to the time of the execution of the trade, such trades will be averaged as to price and allocated as to amount to the identified Royce client accounts in accordance with such pre-allocations. (Partial fills of pre-allocated orders are generally allocated pro-rata based on the original pre-allocation.) In addition, a Royce Co-Chief Investment Officer may, on a case-by-case basis, require different pricing and/or allocation methodologies in order to ensure equitable treatment for all of the Royce client accounts involved, and shall, in such event, document in writing a description of such methodology and the rationale for its use. Whenever Royce is purchasing or selling the same security for more than one Royce client account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner that Royce believes to be equitable to each Royce client account. Trades for Royce client accounts that are managed by different portfolio managers are not generally averaged as to price as described above. Trades effected for Royce client accounts or segments within Royce client accounts using quantitative investment models are not subject to any price averaging or allocation methodology, including with one another. Under certain circumstances, Royce may allocate trades in a manner other than that described above if it determines that the allocation is fair and equitable under the circumstances. In some cases, this procedure may adversely affect the price paid or received by a client account or the size of the position obtained for a client account. In addition, on a limited, infrequent basis, and in accordance with written procedures, Royce may change initial allocations from one Royce client account to another Royce client account prior to the booking of the trade on the day after trade date when: (i) it is determined that a security is unsuitable or inappropriate for a particular Royce client account in the original allocation; (ii) there is insufficient cash in a Royce client account to which a security is initially allocated; (iii) there is a client-imposed restriction on the purchase of the security being allocated; or (iv) the portfolio manager has decided to change the initial allocation for some other reason.

From time to time, two portfolio managers with independent investment discretion over separate portions of a single Fund’s portfolio may place opposite direction trades for that Fund in the same security on the same day or within a short period of time of one another. Although Royce has taken certain steps designed to minimize the circumstances under which this will occur, it nevertheless could result in adverse tax consequences to the Fund’s taxable shareholders.

During each of the years ended December 31, 2023, 2024, and 2025, the Funds paid brokerage commissions as follows:

Fund	2023	2024	2025
Royce Premier Fund	$231,568	$175,637	$400,835
Royce Small-Cap Fund	1,424,694	1,589,501	1,629,305
Royce Small-Cap Special Equity Fund	169,625	124,412	213,230

For the year ended December 31, 2025, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

Fund	Aggregate Amount of Brokerage Transactions Having a Research Component	Commissions Paid for Such Transactions
Royce Premier Fund	$728,603,120	$398,430
Royce Small-Cap Fund	1,600,876,579	1,598,125
Royce Small-Cap Special Equity Fund	173,709,390	198,964

As of December 31, 2025, none of the Funds held securities of its regular broker-dealers or parents thereof.

CODE OF ETHICS AND RELATED MATTERS

Royce, RFS, and The Royce Funds have adopted a Code of Ethics under which directors (other than non-management directors), officers and employees of Royce and RFS (“Royce-related persons”) and interested trustees/directors, officers and employees of The Royce Funds are generally prohibited from personal trading in any security which is being purchased, sold or considered for purchase or sale by a Fund or any other Royce-advised account. The Code of Ethics permits such persons to engage in other personal securities transactions if: (i) the securities involved are certain debt securities, money market instruments/funds, shares of non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic investment plan, including among other things, dividend reinvestment plans or employee-approved automatic payroll-deduction cash purchase plans; (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control; or (iii) they first obtain permission to trade from a Royce Compliance Officer and an executive officer of Royce. The Code of Ethics contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

Royce’s clients include a private investment company in which Royce, Royce-related persons and/or other Franklin Templeton affiliates may have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company’s realized and unrealized net capital gains from securities transactions, but less than 25% of the company’s equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce’s allocation policies and procedures. See “Portfolio Transactions”.

As of March 31, 2026, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of approximately $47 million and such persons beneficially owned equity interests in Royce-related private investment companies and other pooled investment vehicles totaling approximately $35 million.

PROXY VOTING POLICIES AND PROCEDURES

Royce has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself and client accounts for which Royce is responsible for voting proxies. Royce is generally granted proxy voting authority at the inception of its management of each client account. Proxy voting authority is generally either (i) specifically authorized in the applicable investment management agreement or other instrument; or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to Royce in the applicable investment management agreement. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

Royce’s personnel are responsible for monitoring receipt of all proxies and seeking to ensure that proxies are received for all securities for which Royce has proxy voting authority. Royce is not responsible for voting proxies it does not receive. Royce divides proxies into “regularly recurring” and “non- regularly recurring” matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Royce’s personnel are responsible for developing and maintaining a list of matters Royce treats as “regularly recurring” and for ensuring that instructions from a Royce Co-Chief Investment Officer are followed when voting those matters on behalf of Royce clients. Portfolio Managers may instruct the Head of Administration or such person’s designee that they do not want the regularly recurring matters to be voted in accordance with the standing instructions for their accounts in all or certain instances and individual voting instructions will be obtained from such Portfolio Managers as appropriate. Non- regularly recurring matters are all other proxy matters and are brought to the attention of the relevant portfolio manager(s) for the applicable account(s). After giving consideration to advisories provided by an independent third-party research firm with respect to such non-regularly recurring matters, the portfolio manager(s) directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment.

Notwithstanding the above, all matters identified by an independent third-party research firm as being “ESG” proposals are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Royce Trader, and, after giving consideration to the recommendation from the independent third-party research firm, the portfolio manager will direct that such matters be voted in a way he or she believes appropriately takes into account environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk, and return potential of an investment. When Royce portfolio managers cast votes on “ESG” proposals, they take into account the risk that companies may face significant financial, legal, and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues.

Under certain circumstances, Royce may also vote against a proposal from the issuer's board of directors or management. Royce's portfolio managers decide these issues on a case-by-case basis. These would include, among others, excessive compensation, unusual management stock options, preferential voting, and poison pills. Royce's portfolio managers decide these issues on a case-by-case basis. In addition, a Royce portfolio manager may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client's best interest to vote. From time to time, it is also possible that one Royce portfolio manager will decide: (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to, (i) when certain securities are out on loan at the time of a record date; (ii) when administrative or operational constraints impede Royce’s ability to cast a timely vote, such as late receipt of proxy voting information; and/or (iii) when systems, administrative or processing errors occur (including errors by Royce or third-party vendors).

To further Royce's goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce's interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third-party research firm.

You may obtain a copy of the Proxy Voting Procedures at www.royceinvest.com or by calling 212-508-4500. Additionally, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12- month period ended June 30 is available without charge upon request, by calling the Trust toll-free at (800) 221-4268 and on the SEC’s Internet site at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board has adopted policies and procedures with respect to the disclosure of portfolio holdings. It is the policy of the Funds to prevent the selective disclosure of non-public information concerning Fund portfolio holdings. Unless specifically authorized by The Royce Fund’s Chief Compliance Officer, no non-public portfolio holdings information for any Fund may be provided to anyone except in accordance with the following Policy and Procedures.

Public Disclosure of Portfolio Holdings

No earlier than 15 days after the end of each calendar quarter, the Funds’ most recent complete quarter-end schedules of portfolio holdings will be posted on the Funds’ website. Such disclosure will remain accessible on the Funds’ website until the posting of the portfolio holdings schedules for the next succeeding calendar quarter-end.

The Funds’ complete portfolio holdings are also available under Item 7 to Form N-CSRS and N-CSR, which filings are made with the SEC within sixty (60) days after the end of the Funds’ second fiscal quarter and fourth fiscal quarter, respectively. The Funds’ Form N-CSRS and N-CSR filings are available on the SEC’s website at http://www.sec.gov., while the portfolio holdings and financial statements contained therein are available on the Funds’ website at www.royceinvest.com/literature. Finally, the Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within sixty (60) days after the end of the Funds’ first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov., while the portfolio holdings and financial statements contained therein are available on the Funds’ website at www.royceinvest.com/literature.

All other portfolio holdings information must first be posted on the Funds’ website before it is provided to anyone. Complete or partial portfolio holdings information may, therefore, be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, only if such information is based on the latest holdings information publicly available on the Funds’ website.

Non-Public Dissemination of Portfolio Holdings Information

From time to time, portfolio holdings information that is not publicly available may be required by the Fund’s service providers or other third parties in order to perform various services for the Funds, including, but not limited to, custodian services, pricing services, auditing, printing, legal, compliance, software support, proxy voting support and providing ratings for a Fund. Such persons may be provided with information more current than the latest publicly- available portfolio holdings only if: (i) more current information is necessary in order for the third party to complete its task and (ii) the third party has agreed in writing to keep the information confidential and to not use the information to trade securities. Non-public dissemination to a Fund service provider must be authorized by Royce’s Chief Operating Officer, Royce’s General Counsel or the Trust’s Chief Compliance Officer only after it is determined that such dissemination serves a legitimate business purpose in the best interest of shareholders.

At the present time, the Trust has ongoing arrangements with the following service providers to provide them with non-public portfolio holdings information with respect to the Funds:

State Street Bank and Trust Company – Information is provided daily with no time lag.

PricewaterhouseCoopers LLP – Information is provided as needed with no time lag.

Sidley Austin LLP – Information is provided with Board materials with a time lag of less than one week to ten weeks and may be provided at other times as needed.

Institutional Shareholder Services, Inc. (“ISS”) – Information is provided daily with no time lag.

Broadridge Financial Solutions, Inc. – Information is provided daily with no time lag.

Allied Printing Services, Inc. – Information is generally provided with a time lag of two weeks but may be provided with no time lag.

Automated Securities Clearance, LLC – Information is provided daily with no time lag.

Charles River Systems, Inc. – Information is provided daily with no time lag.

Factset – Information is provided daily with no time lag.

Bloomberg – Information is provided daily with no time lag.

William O’Neil & Co., Inc. – Information is provided daily with no time lag.

MSCI – ESG – Information is provided daily with no time lag.

ISS – ESG – Information is provided daily with no time lag.

S&P Capital IQ – ESG – Information is provided daily with no time lag.

InsiderScore – Information is provided daily with no time lag.

Russell Investments – Information is provided daily with no time lag.

Sentieo (AlphaSense) – Information is provided daily with no time lag.

Fiduciary Trust Company of Canada – Information is provided daily with no time lag.

Franklin Templeton Investments Corp. – Information is provided daily with no time lag.

Evestment – Information is provided quarterly with no time lag.

Certain administrative employees of Franklin Resources, Royce’s ultimate parent company, or its subsidiaries regularly have access to the Funds’ portfolio holdings. All portfolio holdings information given to these employees is subject to the Franklin Resources Code of Conduct, which has been distributed to all such employees and prohibits the disclosure of confidential information.

Additionally, the Funds may occasionally reveal certain of their current portfolio securities to broker-dealers in connection with their executing securities transactions on behalf of the Funds. In such cases, the Funds do not enter into formal confidentiality agreements with the broker-dealers. Also, the Board, Trust officers, and certain Royce employees, including fund accounting, legal, compliance, marketing, administrative and systems personnel have access to the Funds’ portfolio holdings information prior to the time it is made public. All such persons are required by the Funds and Royce to keep such information confidential.

Incidental information about the portfolio holdings of the Funds (including information that a Fund no longer holds a particular security) may be provided to third parties when the extent of the information and its timeliness are such that it cannot reasonably be seen to give the recipient an advantage in trading Fund shares or to in any other way harm the Fund or its shareholders. However, information about a security holding may not be released if, in Royce’s judgment, it could be seen to interfere with the current or future purchase or sale activities of a Fund. In this respect, information about intended or ongoing transactions may not be released.

General information about a Fund’s portfolio securities holdings (not including the holdings themselves) that is derived from its holdings (that have or have not been publicly released) that do not reveal portfolio holdings are not subject to the Policy and Procedures. This would include such characteristics of a Fund as portfolio volatility, median capitalization, percentages of international and domestic securities or sector allocations.

Notwithstanding the above, no person is authorized under the Policy and Procedures to make a disclosure that is unlawful under the anti-fraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act).

Nothing contained in the Policy and Procedures is intended to prevent the disclosure of portfolio holdings information as required by applicable law. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law (such as Form N-PORT and/or Schedules 13D, 13G and 13F), respond to requests from regulators, and comply with valid subpoenas. On an annual basis, the Trust’s Chief Compliance Officer will report to the Board on the operation and effectiveness of the Policy and Procedures.

Prohibitions on Receipt of Compensation or Other Compensation

The Policies and Procedures prohibit the Funds, Royce and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of the Funds’ portfolio securities holdings or other investment positions. “Consideration” includes any agreement to maintain assets in a Fund or in any other investment company or account managed by Royce or by any of its affiliated persons.

PRICING OF SHARES BEING OFFERED

The purchase and redemption price of each Fund’s shares is based on the relevant Fund’s current net asset value per share. See “Net Asset Value Per Share” in the Funds’ Prospectuses.

As set forth under “Net Asset Value Per Share”, State Street determines each Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally at 4:00 p.m. Eastern Time), on each day that the NYSE is open. The NYSE ordinarily is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Funds have entered into agreements that authorize one or more financial intermediaries to receive purchase and redemption orders on their behalf. Such financial intermediaries may be authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a financial intermediary’s authorized designee, receives the order. Such orders will be priced at the Funds’ net asset value next computed after they are received by an authorized financial intermediary or the financial intermediary’s authorized designee and accepted by the Fund.

REDEMPTIONS IN KIND

Conditions may arise in the future which would, in the judgment of the Board or Royce, make it undesirable for a Fund to pay for certain redemptions solely in cash. The Royce Fund also reserves the right to satisfy a shareholder’s redemption request through the distribution of a Fund’s portfolio securities to such shareholder in full or partial satisfaction of such redemption request. The distribution of a Fund’s portfolio securities to a shareholder in full or partial satisfaction of a redemption request is often referred to as a “redemption-in-kind.” A shareholder will receive either a pro rata basket of Fund portfolio securities from which certain categories of securities may be excluded, including odd lots, fractional shares, securities that, if distributed, would be required to be registered under the Securities Act of 1933, or such distribution would otherwise be contrary to applicable laws, rules, or regulations, or a custom basket of Fund portfolio securities, as part of any redemption-in-kind. Royce may, in its discretion, omit a security from a custom basket, or adjust the weighting of a security included in a custom basket, when processing a redemption-in-kind for a variety of reasons, including, without limitation, changes in the applicable Fund’s investment strategy and portfolio holdings, possession of material non-public information related to the relevant security, corporate actions, or because the relevant security is being “fair valued.”

Redemption in-kind proceeds will typically be made by delivering the relevant securities to the redeeming shareholder within seven days after the receipt of a redemption request in Good Order. All portfolio securities distributed in connection with a redemption-in-kind will be valued for such purposes at the same value assigned to them in calculating the relevant Fund’s net asset value per share. If the Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you will bear market, liquidity, and other risks associated with all securities received as part of a redemption-in-kind. You also may have to pay transaction costs to dispose of such securities and may incur adverse tax consequences in connection with the redemption-in-kind. However, the Trust is obligated to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Fund’s net assets if that is less) in any 90-day period.

APPLICATION OF FREQUENT TRADING POLICY TO CERTAIN INVESTORS

As described in the Prospectus, under the Trust’s frequent trading policy, the Funds may, in certain circumstances, reject an investor’s purchase or exchange of Fund shares, or impose a redemption fee. In accordance with Rule 22c-2 under the 1940 Act, a Fund will not permit investors to purchase shares through certain intermediaries, including brokers, that do not have shareholder information agreements with either the Trust or RFS, acting on behalf of the Trust. Such shareholder information agreements are intended to help identify investors who engage in excessive trading through intermediaries. The Funds may elect to treat an intermediary that has no shareholder information agreement concerning the Funds as an individual investor with respect to the frequent trading policy. If the Funds make this election, they will not, with respect to the frequent trading policy, consider any individual order to transact Fund shares that an investor has submitted to the intermediary, but will instead consider only single transactions submitted by the intermediary. Depending in part on an investor’s relationship with the intermediary, this may have adverse consequences to the investor, such as the rejection of a transaction in Fund shares or the imposition of a fee, that would not be borne by other investors who deal with the Funds directly or through a different intermediary.

TAXATION

Each Fund has qualified and intends to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Code. To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income, the amount of its distributions and the diversification of its assets.

If it so qualifies, a Fund will not be subject to U.S. Federal income taxes to the extent that its net investment income and capital gain net income are distributed, so long as the Fund distributes, as ordinary income dividends, at least 90% of its investment company taxable income.

The Code imposes a non-deductible 4% excise tax on a Fund to the extent that the Fund does not distribute (including by declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98.2% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund’s actual taxable year ending December 31, if elected) and (iii) any income realized but not distributed in the prior year. To avoid the application of this tax, each Fund intends to distribute substantially all of its net investment income and capital gain net income at least annually to its shareholders.

As of December 31, 2025, Royce International Premier Fund had capital loss carryforwards of $121,211,055.

Each Fund maintains accounts and calculates income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund’s distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund’s investments in foreign securities, such regulations could restrict that Fund’s ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund’s cash available for distribution to shareholders. Shareholders of a Fund that holds more than 50% of the value of its assets at the close of a taxable year in foreign securities may be able to claim Federal tax credits with respect to such foreign taxes paid by the Fund, subject to certain requirements and limitations contained in the Code. A foreign tax credit may be claimed with respect to withholding tax on payments with respect to a security only if the holder of the security meets certain holding period requirements. Both the shareholder and the Fund must meet these holding period requirements, and if the Fund fails to do so, it will not be able to “pass through” to its shareholders the ability to claim a credit or a deduction for the foreign taxes paid by the Fund. If a Fund satisfies the applicable requirements, such Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate share of such foreign taxes in their income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate shares in computing taxable income or, alternatively, if they have satisfied the holding period requirement, use them as foreign tax credits against their U.S. income taxes. A Fund will report annually to its shareholders the amount per year of such foreign taxes and other information needed to claim the foreign tax credit. It is currently anticipated that only Royce International Premier Fund will be eligible to elect to “pass through” foreign taxes to its shareholders in this manner.

If a Fund invests in stock of a so-called passive foreign investment company (“PFIC”), the Fund may be subject to U.S. Federal income tax on a portion of any “excess distribution” with respect to, or gain from the disposition of, the stock. The Fund would determine the tax by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The Fund would be taxed on the amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs, at the highest marginal income tax rate in effect for such year, and the tax would be further increased by an interest charge. The Fund would include in its investment company taxable income the amount allocated to the taxable year of the distribution or disposition and, accordingly, this amount would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders. The Fund may make certain elections to mitigate the effect of these rules, but any such election could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements discussed above) without the concurrent receipt of cash.

If a Fund is treated as holding directly or indirectly 10% or more of the voting power or value of the stock (or other interests treated as equity for U.S. Federal income tax purposes) of a foreign corporation, and all 10% or greater U.S. shareholders collectively own more than 50% of the voting power or value of the stock of such corporation, the foreign corporation will be treated as a “controlled foreign corporation” (a “CFC”) for U.S. Federal income tax purposes. In such circumstances, the Fund would be required to report each year as ordinary income, its pro rata share of the CFC’s earnings for such year, and such income would be subject to the 90% distribution requirement discussed above, whether or not such income is concurrently distributed to the Fund.

Investments of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investments are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount is required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement when a Fund recognizes non-cash “phantom” income and to avoid income tax, the Fund may have to dispose of securities that it would otherwise have continued to hold.

A Fund’s transactions in options, futures contracts, and certain other transactions will be subject to special provisions of the Code (including provisions relating to “hedging transactions,” “straddles,” “wash sales,” and “section 1256 contracts”) that, among other things, may affect the character of gains and/or losses realized by the Fund (as short-term or long-term), accelerate recognition of income to the Fund or defer the allowance of Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may: (a) require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% distribution requirement and avoid income tax.

Taxation of U.S. Shareholders

The following discussions are limited to the U.S. Federal income tax consequences relevant to U.S. shareholders. As used herein, a U.S. shareholder is a beneficial owner of shares that, for U.S. Federal income tax purposes, is: (i) a citizen or resident (as defined in the Code) of the United States; (ii) a corporation (or entity taxable as a corporation for U.S. Federal income tax purposes) organized under the laws of the United States, any state or the District of Columbia; (iii) an estate, the income of which is subject to U.S. Federal income tax regardless of source; or (iv) a trust with respect to which a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all substantial decisions, or a trust that was treated as a domestic trust under the law in effect before 1997 that has properly elected to continue to be treated as a domestic trust.

Distributions

For U.S. Federal income tax purposes, distributions by each Fund, whether received in cash or reinvested in additional shares, from net investment income and from any net realized short-term capital gain are taxable to shareholders as ordinary income, which generally cannot be offset by capital losses. Distributions of “qualified dividend income” to non-corporate shareholders are taxable at the Federal income tax rates applicable to net capital gain. A distribution from a Fund generally will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic and certain foreign corporations, provided that certain holding period and other requirements under the Code are satisfied. For corporate shareholders, distributions of net investment income (but not distributions of short-term capital gains) may qualify in part for the 50% dividends received deduction for purposes of determining their regular taxable income, provided that certain holding period and other requirements under the Code are satisfied.

Distributions by the Fund from net capital gains will be taxable as long-term capital gain, whether received in cash or reinvested in Fund shares and regardless of how long a shareholder has held Fund shares. Such distributions are not eligible for the corporate dividends received deduction. Capital gain distributions to a non-corporate shareholder, although fully includible in income, are taxed at preferential Federal income tax rates. A Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who will then (i) be required to include in income for Federal income tax purposes, as long-term capital gain, their proportionate share of the undistributed amounts so designated, (ii) be entitled to credit their proportionate share of the income tax paid by the Fund on those undistributed amounts against their own Federal income tax liabilities, and (iii) be entitled to increase their Federal income tax basis in their Fund shares by the amount that the undistributed net capital gain included in their income exceeds their income tax credit.

A 3.8% Medicare contribution tax is imposed (in addition to regular U.S. Federal income tax) on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of certain trusts and estates.

Distributions by a Fund in excess of its current and accumulated earnings and profits will reduce a shareholder’s tax basis in Fund shares (and, to that extent, will not be taxable). To the extent such distributions exceed the shareholder’s tax basis, they will be taxable as capital gains assuming the shareholder holds its Fund shares as capital assets.

A distribution is treated as paid during a calendar year if it is declared in October, November or December of the year to shareholders of record in such month and paid by January 31 of the following year. Such distributions are taxable to such shareholders as if received by them on December 31, even if not paid to them until January. In addition, certain other distributions made after the close of a Fund’s taxable year may be “spilled back” and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends are taxable to the shareholders in the taxable year in which the distribution is actually made by the Fund.

Certain types of income received by a Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate a small portion of its distributions as “excess inclusion income.” Such excess inclusion income may: (i) constitute “unrelated business taxable income” (“UBTI”), for shareholders which are otherwise tax-exempt, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by net operating losses for U.S. Federal income tax purposes; and (iii) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Each Fund will send written notices to shareholders regarding the amount and U.S. Federal income tax status of all distributions made by the Fund during each calendar year.

Back-up Withholding

Under the Code, certain non-corporate shareholders may be subject to back-up withholding taxes on reportable dividends, capital gains distributions and redemption payments (“back-up withholding”). Generally, shareholders subject to back-up withholding are those for whom a taxpayer identification number and certain required certifications are not on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. In addition, the Internal Revenue Service (the “IRS”) requires the Fund to withhold from distributions to any shareholder who does not certify to the Fund that such shareholder is not subject to back-up withholding due to notification by the IRS that such shareholder has under-reported interest or dividend income. When establishing an account, an investor must certify under penalties of perjury that such investor’s taxpayer identification number is correct and that such investor is not subject to or is exempt from back-up withholding.

Timing of Purchases and Distributions

At the time of an investor’s purchase, a Fund’s net asset value may reflect undistributed income or capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to the investor of such amounts, although it may in effect constitute a return of his or its investment in an economic sense, would be taxable to the shareholder as ordinary income or capital gain as described above. Investors should carefully consider the tax consequences of purchasing Fund shares just prior to a distribution, as they will receive a distribution that is taxable to them.

Sales, Redemptions or Exchanges of Shares

Gain or loss recognized by a shareholder upon the sale, redemption or other taxable disposition of Fund shares (provided that such shares are held by the shareholder as a capital asset) will be treated as capital gain or loss, measured by the difference between the adjusted tax basis of the shares and the amount realized on the sale or exchange. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income). A shareholder’s tax basis in Fund shares received as a dividend will equal the total dollar amount of the dividend paid to the shareholder. Capital gains for non-corporate shareholders will be taxed at the preferential Federal income tax rates applicable to long-term capital gains if the shares were held for more than 12 months, and otherwise will be taxed at regular income tax rates if the shares were held for 12 months or less. Shares received as a dividend will have a new holding period (for tax purposes) beginning on the day following the day on which the shares are credited to the shareholder’s account. A shareholder’s exchange of shares between Funds will be treated for tax purposes as a sale of the Fund shares surrendered in the exchange, and may result in the shareholder’s recognizing a taxable gain or loss.

The IRS will disallow a loss to the extent that the Fund shares disposed of are replaced (including by receiving Fund shares upon the reinvestment of distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the sale of the shares. In such a case, the amount of the disallowed loss will increase the tax basis of the Fund shares acquired. Also, a loss recognized upon the sale, redemption or other taxable disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares.

A Fund is generally required by law to report to each shareholder and to the IRS cost basis information for Fund shares purchased on or after January 1, 2012, and sold or redeemed after that date. This information includes the adjusted cost basis of the shares, the gross proceeds from disposition, and whether the gain or loss is long-term or short-term. The adjusted cost basis of shares will be based on the default cost basis reporting method selected by the Fund, unless a shareholder, before the sale or redemption, informs the Fund that it has selected a different IRS-accepted method offered by the Fund. (These requirements, however, will not apply for investments through an IRA or other tax-advantaged account.) Shareholders should consult their tax advisors to determine the best cost basis method for their tax situation, and to obtain more information about how these cost basis reporting requirements apply to them. For shares of a Fund purchased before January 1, 2012, these requirements will not apply, but the Fund will continue to report to the IRS the gross proceeds received by a shareholder from the sale or redemption of such shares.

* * *

The foregoing relates to U.S. Federal income taxation. Changes in U.S. Federal income tax law occurring after the date of this SAI may be retroactive and may significantly affect the Federal income tax matters addressed above.

An investment in a Fund may have consequences under state and local tax law, about which investors are urged to consult their own tax advisers.

Royce Small-Cap Fund Gift Taxes

An investment in Royce Small-Cap Fund through a GiftShare trust account may be a taxable gift for U.S. Federal tax purposes, depending upon the option selected and other gifts that the Donor and his or her spouse may make during the calendar year.

If the Donor selects the Withdrawal Option, the entire amount of the gift will be a “present interest” that qualifies for the Federal annual gift tax exclusion. In that case, the Donor will be required to file a Federal gift tax return for the year of the gift only if: (i) he or she makes gifts (including the gift of Fund shares) totaling more than the amount of the Federal annual gift tax exclusion ($19,000 for calendar year 2026) to the same individual during that year; (ii) the Donor and his or her spouse elect to have any gifts by either of them treated as “split gifts” (i.e., treated as having been made one-half by each of them for gift tax purposes); or (iii) the Donor makes any gift of a future interest during that year. The Trustee will notify the Beneficiary of his or her right of withdrawal promptly following any investment in the Fund under the Withdrawal Option.

If the Donor selects the Accumulation Option, the entire amount of the gift will be a “future interest” for Federal gift tax purposes, so that none of the gift will qualify for the Federal annual gift tax exclusion. Consequently, the Donor will have to file a Federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $19,000.

No U.S. Federal gift tax will be payable by the Donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or other exclusions) exceed the Federal applicable exclusion amount for gift tax purposes (currently $10,000,000 before adjustment for inflation). Any gift of Fund shares that does not qualify for the annual exclusion will reduce the amount of the Federal applicable exclusion amount for gift tax purposes that would otherwise be available for future gifts or to the Donor’s estate. Gifts of Fund shares may qualify for “gift splitting” with the Donor’s spouse, meaning that if both are U. S. citizens or residents, the Donor and his or her spouse may elect to treat the gift as having been made one-half by each of them.

The Donor’s gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the Donor resides imposes a gift tax. Many states do not impose such a tax. Some of the states that do impose a gift tax follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

Generation-Skipping Transfer (GST) Taxes

Under the GST tax rules, if the Beneficiary of a gift through a GiftShare trust account is a grandchild or more remote descendant of the Donor or is assigned, under Federal tax law, to the generation level of the Donor’s grandchildren or more remote descendants, any part of the gift that does not qualify for the Federal annual gift tax exclusion generally will be a GST taxable transfer.

These gifts are now protected from the GST tax by the automatic allocation of the Donor’s GST exemption until his or her GST tax exemption (currently $10,000,000 before adjustment for inflation) has been fully utilized. The tax rate on transfers subject to the GST tax is the maximum Federal estate tax rate (currently 40%). The Donor must report gifts subject to the GST tax, whether or not covered by the GST tax exemption, on the Donor’s Federal gift tax return. To the extent that a gift through a GiftShare trust account qualifies for the Federal annual gift tax exclusion, it is protected from GST tax. See “Gift Taxes” above.

Income Taxes

The Internal Revenue Service has taken the position in recent rulings that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated as the “owner” of the portion of the trust that was subject to the power for Federal income tax purposes. Accordingly, if the Donor selects the Withdrawal Option, the Beneficiary may be treated as the “owner” of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the Trust on his or her personal Federal income tax return. The Trust will not pay Federal income taxes on any of the Trust’s income or capital gains. The Trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the Beneficiary a statement following each year showing the amounts (if any) that the Beneficiary must report on his or her income tax returns for that year. If the Beneficiary is under nineteen years of age or is a full-time student, these amounts may be subject to Federal income taxation at the marginal rate applicable to the Beneficiary’s parents. The Beneficiary will have the option exercisable annually to require the Trustee to pay him or her a portion of the Trust’s income and capital gains to provide funds with which to pay any resulting income taxes, which the Trustee will do by redeeming Fund shares. The amount distributed will be the lesser of the amount the Beneficiary requests and a fraction of the Trust’s ordinary income and short-term capital gains, and long-term capital gains, respectively, equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 37% and 20%, respectively). Under the Withdrawal Option, the Beneficiary will also be able to require the Trustee to pay his or her tuition, room and board and other expenses of his or her college or post-graduate education (subject, in certain instances, to approval by the Beneficiary’s Representative), and the Trustee will raise the cash necessary to fund these distributions by redeeming Fund shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the Beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above.

If the Donor selects the Accumulation Option, the Trust that he or she creates will be subject to Federal income tax on all income and capital gains earned by the Trust, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal Federal income tax rate for ordinary income and short-term capital gains (currently, 37%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that the income generated by Fund shares will primarily be long-term capital gains, on which the Federal income tax rate is currently limited to 20%. The Trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The Beneficiary will not pay

Federal income taxes on any of the Trust’s income or capital gains, except those earned in the year when the Trust terminates. The Trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the Beneficiary an information statement for the year in which the Trust terminates showing the amounts (if any) that the Beneficiary must report on his or her Federal and state income tax returns for that year.

When the Trust terminates, the distribution of the remaining Fund shares held in the Trust to the Beneficiary will not be treated as a taxable disposition that would cause capital gain or loss to be realized by the Beneficiary (or, if he or she has died, by his or her estate). Any Fund shares received by the Beneficiary will have the same cost basis as they had in the Trust at the time of termination. Any Fund shares received by the Beneficiary’s estate will have a basis equal to the value of the shares at the Beneficiary’s death (or the alternate valuation date for Federal estate tax purposes, if elected).

Consultation With Qualified Tax Adviser

Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective Donors should consider consulting with an attorney or other qualified tax adviser before investing in Royce Small-Cap Fund.

DESCRIPTION OF THE TRUST

Trust Organization

The Trust was organized in April 1996 as a Delaware business trust. It is the successor by mergers to The Royce Fund, a Massachusetts business trust (the “Predecessor”), and Small-Cap Fund, a Delaware business trust. The mergers were effected on June 28, 1996, under an Agreement and Plan of Merger pursuant to which the Predecessor and Small-Cap Fund merged into the Trust, with each Fund of the Predecessor and Small-Cap Fund becoming an identical counterpart series of The Royce Fund, Royce continuing as the Funds’ investment adviser under their pre-merger Investment Advisory Agreements and RFS continuing as the Trust’s distributor. A copy of the Trust’s Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of its Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust’s office in New York. The Trust’s business and affairs are managed under the direction of the Board.

The Trust has an unlimited authorized number of shares of beneficial interest, which the Board may divide into an unlimited number of series and/or classes without shareholder approval. (All ten (10) series of the Trust presently have more than one class of shares.) Shareholders are entitled to one vote per share (with proportional voting for fractional shares). Shares vote by individual series, except that shares are voted in the aggregate and not by individual series when required by the 1940 Act and that if Trustees determine that a matter affects shareholders of only one series or class, then only shareholders of that series or class are entitled to vote on that matter. The shares of each class represent a pari passu interest in the investment portfolio and other assets of each series of the Trust and have the same redemption and other rights. The A Class shares of each Fund have exclusive voting rights with respect to the Rule 12b-1 Plan.

Certain Service Class shareholders, eligible to invest in Investment Class shares, may, upon approval by the Trust, convert their Service Class shares to Investment Class shares of the same fund, if offered in their state. No sales charges or other charges will apply to any such conversion. For U.S. Federal income tax purposes, a same-fund conversion is not expected to result in the realization by the investor of a capital gain or loss. The series of the Trust offer the shares classes set forth below.

Fund	A Class	Investment Class	Service Class	Institutional Class	Consultant Class	R Class
Royce Small-Cap Fund	X	X	X	X	X	−
Royce Micro-Cap Fund	−	X	X	−	X	−
Royce Premier Fund	X	X	X	X	X	−
Royce Small-Cap Total Return Fund	−	X	X	X	X	X
Royce Small-Cap Opportunity Fund	−	X	X	X	X	X
Royce Small-Cap Special Equity Fund	X	X	X	X	X	−
Royce Small-Cap Value Fund	−	X	X	−	−	−
Royce Smaller-Companies Growth Fund	−	X	X	X	−	−
Royce Dividend Value Fund	−	X	X	−	−	−
Royce International Premier Fund	−	X	X	X	−	−

Effective April 30, 1999, Royce GiftShares Fund and PMF II changed their names to Royce Trust & GiftShares Fund and Royce Opportunity Fund, respectively. Effective May 1, 2003, Royce Trust & GiftShares Fund changed its name to Royce TrustShares Fund. Effective May 1, 2006, Royce TrustShares Fund changed its name to Royce Heritage Fund. Effective May 1, 2008, Pennsylvania Mutual Fund changed its name to Royce Pennsylvania Mutual Fund. Effective May 1, 2015, Royce Value Fund, Royce Value Plus Fund, and Royce Opportunity Select Fund changed their names to Royce Small- Cap Value Fund, Royce Smaller-Companies Growth Fund, and Royce Micro-Cap Opportunity Fund, respectively.

Effective June 15, 2015, Royce Financial Services Fund and Royce International Smaller-Companies Fund changed their names to Royce Global Financial Services Fund and Royce International Small-Cap Fund, respectively. Effective September 15, 2015, Royce 100 Fund changed its name to Royce Small-Cap Leaders Fund. Effective May 1, 2017, Royce Heritage Fund changed its name to Royce Small/Mid-Cap Premier Fund. Effective February 1, 2018, Royce International Micro-Cap Fund changed its name to Royce International Discovery Fund.

On August 4, 2000, Royce Total Return Fund (renamed Royce Small-Cap Total Return Fund effective July 1, 2022) acquired all of the assets and assumed all of the liabilities of The REvest Value Fund. The reorganization was accomplished by exchanging shares of Royce Total Return Fund (renamed Royce Small-Cap Total Return Fund effective July 1, 2022) equal in value to the shares of The REvest Value Fund owned by each of its shareholders. On August 10, 2015, Royce Small-Cap Leaders Fund (formerly Royce 100 Fund) acquired all of the assets and assumed all of the liabilities of Royce Select Fund I. The reorganization was accomplished by exchanging shares of Royce Small-Cap Leaders Fund (formerly Royce 100 Fund) equal in value to the shares of Royce Select Fund I owned by each of its shareholders. On February 29, 2016, Royce International Premier Fund acquired all of the assets and assumed all of the liabilities of each of Royce European Small-Cap Fund and Royce Global Value Fund. Each reorganization was accomplished by exchanging shares of Royce International Premier Fund equal in value to the shares of the relevant target fund owned by each of its shareholders. On June 4, 2019, Royce Pennsylvania Mutual Fund acquired all of the assets and assumed all of the liabilities of each of Royce Small- Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund. Each reorganization was accomplished by exchanging shares of Royce Pennsylvania Mutual Fund equal in value to the shares of the relevant target fund owned by each of its shareholders. On June 4, 2019, Royce Opportunity Fund (renamed Royce Small-Cap Opportunity Fund effective July 1, 2022) acquired all of the assets and assumed all of the liabilities of Royce Micro-Cap Opportunity Fund. The reorganization was accomplished by exchanging shares of Royce Opportunity Fund (renamed Royce Small-Cap Opportunity Fund effective July 1, 2022) equal in value to the shares of Royce Micro-Cap Opportunity Fund owned by each of its shareholders. On July 12, 2019, Royce Micro-Cap Fund acquired all of the assets and assumed all of the liabilities of Royce Low-Priced Stock Fund. The reorganization was accomplished by exchanging shares of Royce Micro-Cap Fund equal in value to the shares of Royce Low-Priced Stock Fund owned by each of its shareholders.

Effective July 1, 2022, Royce Total Return Fund, Royce Opportunity Fund, and Royce Special Equity Fund changed their names to Royce Small- Cap Total Return Fund, Royce Small-Cap Opportunity Fund, and Royce Small-Cap Special Equity Fund, respectively.

Effective May 1, 2024, Royce Pennsylvania Mutual Fund changed its name to Royce Small-Cap Fund.

Effective July 1, 2025, Royce Dividend Value Fund changed its name to Royce SMid-Cap Total Return Fund.

Five of the six Trustees currently in office were elected by the Funds’ shareholders. There will normally be no meeting of shareholders for the election of Trustees until less than a majority of the shareholder-elected Trustees remain in office, at which time the Trustees will call a shareholders meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of a majority of the outstanding shares of the Trust and filed with the Trust’s custodian or by a vote of the holders of a majority of the outstanding shares of the Trust at a meeting duly called for this purpose upon the written request of holders of at least 10% of the Trust’s outstanding shares. Upon the written request of 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust’s outstanding shares, stating that such shareholders wish to communicate with the Trust’s other shareholders for the purpose of obtaining the necessary signatures to demand a meeting to consider the removal of a Trustee, the Trust is required (at the expense of the requesting shareholders) to provide a list of its shareholders or to distribute appropriate materials. Except as provided above, the Trustees may continue to hold office and appoint their successors.

The trustee of Royce Small-Cap Fund trusts will send notices of meetings of Royce Small-Cap Fund shareholders, proxy statements and proxies for such meetings to the trusts’ beneficiaries to enable them to attend the meetings in person or vote by proxies. It will vote all Royce Fund shares held by it which are not present at the meetings and for which no proxies are returned in the same proportions as Royce Small-Cap Fund shares for which proxies are returned.

Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust or their series, are entitled to receive the net assets of their series and/or class. Shareholders have no preemptive rights. The Trust’s fiscal year ends on December 31.

Shareholder Liability

Generally, shareholders will not be personally liable for the obligations of their Fund or of the Trust under Delaware law. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust is entitled to the same limited liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject Trust shareholders to liability. To guard against this possibility, the Trust Instrument: (i) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust’s assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (ii) provides for indemnification out of Trust property of any Trust shareholder held personally liable for the Trust’s obligations. Thus, the risk of a Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business and the nature of its assets, management believes that the risk of personal liability to a Trust shareholder is extremely remote.

SCHEDULE FOR COMPUTATION OF

PERFORMANCE QUOTATIONS PROVIDED IN ITEM 21

This Schedule illustrates the growth of a $1,000 initial investment in each Fund of the Trust by applying the “Annual Total Return” and the “Average Annual Total Return” percentages set forth in this Registration Statement in response to Item 21 to the following total return formula:

P(1+T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000

	T	=	average annual total return

	n	=	number of years

	ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year or other periods at the end of the 1, 5 or 10 year or other periods.

Royce Small-Cap Fund (Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0895)[1]=$1,090 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0838)5=$1,496 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.1111)10=$2,868 ERV

Royce Small-Cap Fund (Consultant Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0794)[1]=$1,079 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0731)5=$1,423 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.1000)10=$2,594 ERV

Royce Small-Cap Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0862)1=$1,086 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0805)5=$1,473 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.1075)10=$2,775 ERV

Royce Small-Cap Fund (Institutional Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0900)1=$1,090 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0845)5=$1,500 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.1119)10=$2,889 ERV

Royce Micro-Cap Fund (Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.1333)1=$1,133 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0924)5=$1,555 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.1043)10=$2,697 ERV

Royce Micro-Cap Fund (Consultant Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.1218)1=$1,122 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0808)5=$1,475 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0923)10=$2,419 ERV

Royce Micro-Cap Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.1308)1=$1,131 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0895)5=$1,535 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.1022)10=$2,647 ERV

Royce Premier Fund (Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0563)1=$1,056 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0556)5=$1,311 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.1034)10=$2,674 ERV

Royce Premier Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0530)1=$1,053 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0526)5=$1,292 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0999)10=$2,591 ERV

Royce Premier Fund (Institutional Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0559)1=$1,056 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0563)5=$1,315 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.1041)10=$2,691 ERV

Royce Premier Fund (Consultant Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0453)1=$1,045 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0443)5=$1,242 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0913)10=$2,396 ERV

Royce Small-Cap Total Return Fund (Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0243)1=$1,024 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0882)5=$1,526 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0937)10=$2,449 ERV

Royce Small-Cap Total Return Fund (Consultant Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0152)1=$1,015 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0775)5=$1,452 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0830)10=$2,220 ERV

Royce Small-Cap Total Return Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0213)1=$1,021 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0853)5=$1,506 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0907)10=$2,382 ERV

Royce Small-Cap Total Return Fund (Institutional Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0254)1=$1,025 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0893)5=$1,534 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0949)10=$2,477 ERV

Royce Small-Cap Total Return Fund (R Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0180)1=$1,018 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0811)5=$1,477 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0867)10=$2,297 ERV

Royce Small-Cap Opportunity Fund (Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.1186)1=$1,119 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0987)5=$1,601 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.1264)10=$3,289 ERV

Royce Small-Cap Opportunity Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.1158)1=$1,116 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0957)5=$1,579 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.1235)10=$3,203 ERV

Royce Small-Cap Opportunity Fund (Institutional Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.1192)1=$1,119 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0996)5=$1,608 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.1276)10=$3,325 ERV

Royce Small-Cap Opportunity Fund (Consultant Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.1079)1=$1,108 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0872)5=$1,519 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.1143)10=$2,951 ERV

Royce Small-Cap Opportunity Fund (R Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.1121)1=$1,112 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0917)5=$1,551 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.1194)10=$3,089 ERV

Royce Small-Cap Special Equity Fund (Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0334)1=$1,033 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0663)5=$1,379 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0793)10=$2,144 ERV

Royce Small-Cap Special Equity Fund (Consultant Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0229)1=$1,023 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0549)5=$1,306 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0678)10=$1,927 ERV

Royce Small-Cap Special Equity Fund (Institutional Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0341)1=$1,034 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0673)5=$1,385 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0801)10=$2,161 ERV

Royce Small-Cap Special Equity Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0313)1=$1,031 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0636)5=$1,361 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0768)10=$2,095 ERV

Royce Small-Cap Value Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0668)1=$1,067 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0988)5=$1,602 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0768)10=$2,095 ERV

Royce Small-Cap Value Fund (Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0703)1=$1,070 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.1016)5=$1,622 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0794)10=$2,146 ERV

Royce Smaller-Companies Growth Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.1934)1=$1,193 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0439)5=$1,240 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.1022)10=$2,647 ERV

Royce Smaller-Companies Growth Fund (Institutional Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.1980)1=$1,198 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0472)5=$1,259 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.1057)10=$2,731 ERV

Royce Smaller-Companies Growth Fund (Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.1994)1=$1,199 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0471)5=$1,259 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.1054)10=$2,725 ERV

Royce SMid-Cap Total Return Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0400)1=$1,040 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0967)5=$1,586 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0981)10=$2,550 ERV

Royce SMid-Cap Total Return Fund (Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0417)1=$1,042 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0994)5=$1,606 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.1009)10=$2,615 ERV

Royce International Premier Fund (Service Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0937)1=$1,094 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1-0.0344)5=$840 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0464)10=$1,574 ERV

Royce International Premier Fund (Investment Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0969)1=$1,097 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1-0.0319)5=$850 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0490)10=$1,614 ERV

Royce International Premier Fund (Institutional Class)

(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0988)1=$1,099 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1-0.0304)5=$857 ERV

(c)	ERV of a $1,000 investment for the period from the Fund’s inception on May 1, 2018 through December 31, 2025:

1,000(1+0.0221)7.6685=$1,182 ERV

PART C - OTHER INFORMATION

Item 28.	Exhibits:

(a)(1)	Trust Instrument dated April 12, 1996, previously filed on August 16, 2006, with Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(a)(2)	Certificate of Trust dated April 12, 1996, previously filed on August 16, 2006, with Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(b)	By-laws dated April 12, 1996, previously filed on August 16, 2006, with Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(c)	Instrument Defining Rights of Security Holders. See Article IV. “Series; Classes; Shares” and Article VI. “Shareholders’ Voting Powers and Meetings” of the Trust Instrument. See also, Article V. “Meetings of Shareholders” of By-laws.
(d)(1)	Investment Advisory Agreement between The Royce Fund (Royce Small-Cap Fund) and Royce & Associates, LP (“Royce”), dated July 31, 2020, previously filed on January 26, 2021 with Post-Effective Amendment No. 144 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(2)	Investment Advisory Agreement between The Royce Fund (Royce Premier Fund) and Royce, dated July 31, 2020, previously filed on January 26, 2021, with Post-Effective Amendment No. 144 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(3)	Investment Advisory Agreement between The Royce Fund (Royce Micro-Cap Fund) and Royce, dated August 31, 2020, previously filed on April 30, 2021, with Post-Effective Amendment No. 147 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(4)	Investment Advisory Agreement between The Royce Fund (Royce Small-Cap Total Return Fund) and Royce, dated September 11, 2020. previously filed on April 30, 2021, with Post-Effective Amendment No. 147 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(5)	Investment Advisory Agreement between The Royce Fund (Royce Small-Cap Opportunity Fund) and Royce, dated July 31, 2020, previously filed on April 30, 2021, with Post-Effective Amendment No. 147 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(6)	Investment Advisory Agreement between The Royce Fund (Royce Small-Cap Special Equity Fund) and Royce, dated July 31, 2020, previously filed on January 26, 2021, with Post- Effective Amendment No. 144 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(7)	Investment Advisory Agreement between The Royce Fund (Royce Small-Cap Value Fund) and Royce, dated July 31, 2020, previously filed on April 30, 2021, with Post-Effective Amendment No. 147 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(8)	Investment Advisory Agreement between The Royce Fund (Royce Smaller-Companies Growth Fund) and Royce, dated August 31, 2020, previously filed on April 30, 2021, with Post-Effective Amendment No. 147 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(9)	Investment Advisory Agreement between The Royce Fund (Royce SMid-Cap Total Return Fund) and Royce, dated July 31, 2020, previously filed on April 30, 2021, with Post-Effective Amendment No. 147 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(10)	Investment Advisory Agreement between The Royce Fund (Royce International Premier Fund) and Royce, dated August 31, 2020, previously filed on April 30, 2021, with Post-Effective Amendment No. 147 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d(11)	Investment Advisory Fee Waiver and Expense Reimbursement Agreement for Royce Premier Fund (Consultant Class), Royce Small-Cap Special Equity Fund (Consultant Class) and Royce Small-Cap Value Fund (Service Class (formerly, Investment Class)) dated December 31, 2003, previously filed on April 30, 2004, with Post-Effective Amendment No. 67 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(12)	Investment Advisory Fee Waiver and Expense Reimbursement Agreement for Royce Small-Cap Fund (Service Class), Royce Small-Cap Opportunity Fund (Consultant Class) dated December 31, 2006, previously filed on April 30, 2007, with Post-Effective Amendment No. 78 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(13)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements for Royce Small-Cap Total Return Fund (R Class) and Royce Value Fund (K Class and R Class) dated December 31, 2009, previously filed on April 27, 2010, with Post- Effective Amendment No. 98 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(14)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements for Royce SMid-Cap Total Return Fund (Investment Class and Service Class), dated December 31, 2010, previously filed on April 28, 2011, with Post-Effective Amendment No. 105 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(15)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements for Royce Micro-Cap Fund (Service Class), Royce Small-Cap Opportunity Fund (R Class), Royce Small-Cap Special Equity Fund (Service Class), Royce International Premier Fund (Service Class), each dated December 31, 2012, previously filed on April 30, 2013, with Post-Effective Amendment No. 115 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(16)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements for Royce Micro-Cap Fund (Service Class), Royce Small-Cap Special Equity Fund (Service Class),and Royce International Premier Fund (Service Class), each dated December 31, 2013, previously filed on April 30, 2014, with Post-Effective Amendment No. 124 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(17)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements, each dated December 31, 2014, for Royce Micro-Cap Fund (Service Class), Royce Small-Cap Special Equity Fund (Service Class), Royce Smaller-Companies Growth Fund (Investment Class), Royce International Premier Fund (Investment Class), and Royce International Premier Fund (Service Class), previously filed on April 30, 2015 with Post-Effective Amendment No. 126 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.

1

(d)(18)	Investment Advisory Fee Waiver and Expense Reimbursement Agreement for Royce Micro-Cap Fund (Service Class), dated May 1, 2015, previously filed on April 30, 2015, with Post-Effective Amendment No. 126 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(19)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements, each dated January 1, 2016, for Royce International Premier Fund (Investment Class), previously filed on December 24, 2015, with Post-Effective Amendment No. 129 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(20)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements, each dated March 1, 2016, for Royce Micro-Cap Fund (Service Class), Royce Small-Cap Special Equity Fund (Service Class), Royce Smaller-Companies Growth Fund (Investment Class), Royce International Premier Fund (Service Class), and Royce International Premier Fund (Investment Class), previously filed on April 29, 2016 with Post-Effective Amendment No. 131 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(21)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements, each dated March 1, 2017, for Royce Premier Fund (Service Class), Royce Micro-Cap Fund (Service Class), Royce Small-Cap Opportunity Fund, (Service Class), Royce Small-Cap Special Equity Fund (Service Class), Royce Small-Cap Value Fund (Service Class), Royce Small-Cap Value Fund (Investment Class), Royce Smaller-Companies Growth Fund (Service Class), Royce International Premier Fund (Service Class), and Royce International Premier Fund (Investment Class), previously filed on April 28, 2017 with Post- Effective Amendment No. 133 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(22)	Investment Advisory Fee Waiver and Expense Reimbursement Agreement, dated February 1, 2018, for Royce International Premier Fund (Institutional Class), previously filed on December 29, 2017, with Post-Effective Amendment No. 135 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(23)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements, each dated March 1, 2018, for Royce Premier Fund (Service Class), Royce Micro-Cap Fund (Investment Class), Royce Micro-Cap Fund (Service Class), Royce Small-Cap Opportunity Fund, (Service Class), Royce Small-Cap Special Equity Fund (Service Class), Royce Small-Cap Value Fund (Service Class), Royce Small-Cap Value Fund (Investment Class), Royce Smaller-Companies Growth Fund (Institutional Class), Royce SMid-Cap Total Return Fund (Investment Class), Royce SMid-Cap Total Return Fund (Service Class), Royce International Premier Fund (Service Class), Royce International Premier Fund (Investment Class) and Royce International Premier Fund (Institutional Class), previously filed on April 30, 2019 with Post-Effective Amendment No. 138 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(24)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements, each dated March 1, 2019, for Royce Premier Fund (Service Class), Royce Micro-Cap Fund (Investment Class), Royce Micro-Cap Fund (Service Class), Fund, (Investment Class), Royce Small-Cap Opportunity Fund (Service Class), Royce Small-Cap Special Equity Fund (Service Class), Royce Small-Cap Value Fund (Investment Class), Royce Small-Cap Value Fund (Service Class), Royce Smaller-Companies Growth Fund (Service Class), Royce Smaller-Companies Growth Fund (Institutional Class), Royce SMid-Cap Total Return Fund (Investment Class), Royce SMid-Cap Total Return Fund (Service Class), Royce International Premier Fund (Investment Class), Royce International Premier Fund (Service Class), Royce International Premier Fund (Institutional Class), and Royce Small-Cap Total Return Fund (Service Class), previously filed on April 30, 2019 with Post-Effective Amendment No. 140 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(25)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements, each dated March 1, 2020, for Royce Micro-Cap Fund (Investment Class), Royce Premier Fund (Service Class), Royce Small-Cap Total Return Fund (Service Class), Royce Small-Cap Opportunity Fund (Service Class), Royce Small-Cap Special Equity Fund (Service Class), Royce Small-Cap Value Fund (Investment Class), Royce Small-Cap Value Fund (Service Class), Royce Smaller-Companies Growth Fund (Service Class), Royce Smaller-Companies Growth Fund (Institutional Class), Royce SMid-Cap Total Return Fund (Investment Class), Royce SMid-Cap Total Return Fund (Service Class), Royce International Premier Fund (Investment Class), Royce International Premier Fund (Service Class), and Royce International Premier Fund (Institutional Class), previously filed on April 29, 2020 with Post-Effective Amendment No. 142 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(26)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements, each dated April 23, 2021, for Royce Premier Fund (A Class) and Royce Small-Cap Special Equity Fund (A Class), previously filed on April 22, 2021, with Post-Effective Amendment No. 146 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(27)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements, each dated March 1, 2021, for Royce Micro-Cap Fund (Investment Class), Royce Micro-Cap Fund (Service Class), Royce Premier Fund (Service Class), Royce Small-Cap Total Return Fund (Service Class), Royce Small-Cap Opportunity Fund (Service Class), Royce Small-Cap Special Equity Fund (Service Class), Royce Small-Cap Value Fund (Investment Class), Royce Small-Cap Value Fund (Service Class), Royce Smaller-Companies Growth Fund (Investment Class), Royce Smaller-Companies Growth Fund (Service Class), Royce Smaller-Companies Growth Fund (Institutional Class), Royce SMid-Cap Total Return Fund (Investment Class), Royce SMid-Cap Total Return Fund (Service Class), Royce International Premier Fund (Investment Class), Royce International Premier Fund (Service Class), and Royce International Premier Fund (Institutional Class), previously filed on April 30, 2021 with Post-Effective Amendment No. 147 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(28)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements, each dated March 1, 2022, for Royce Micro-Cap Fund (Service Class), Royce Premier Fund (Service Class), Royce Premier Fund (A Class), Royce Small-Cap Total Return Fund (Service Class), Royce Small-Cap Opportunity Fund (Service Class), Royce Small-Cap Special Equity Fund (Service Class), Royce Small-Cap Special Equity Fund (A Class), Royce Small-Cap Value Fund (Investment Class), Royce Small-Cap Value Fund (Service Class), Royce Smaller-Companies Growth Fund (Service Class), Royce Smaller-Companies Growth Fund (Institutional Class), Royce SMid-Cap Total Return Fund (Investment Class), Royce SMid-Cap Total Return Fund (Service Class), Royce International Premier Fund (Investment Class), Royce International Premier Fund (Service Class), and Royce International Premier Fund (Institutional Class), previously filed on April 29, 2022 with Post-Effective Amendment No. 148 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(29)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements, each dated April 28, 2023, for Royce Micro-Cap Fund (Service Class), Royce Premier Fund (Service Class), Royce Premier Fund (A Class), Royce Total Return Fund (Service Class), Royce Opportunity Fund (Service Class), Royce Special Equity Fund (Service Class), Royce Special Equity Fund (A Class), Royce Small-Cap Value Fund (Investment Class), Royce Small-Cap Value Fund (Service Class), Royce Smaller-Companies Growth Fund (Service Class), Royce Smaller-Companies Growth Fund (Institutional Class), Royce SMid-Cap Total Return Fund (Investment Class), Royce SMid-Cap Total Return Fund (Service Class), Royce International Premier Fund (Investment Class), Royce International Premier Fund (Service Class), and Royce International Premier Fund (Institutional Class), previously filed on April 29, 2023 with Post-Effective Amendment No. 149 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(30)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements, each dated April 29, 2024, for Royce Micro-Cap Fund (Investment, Service and Consultant Class), Royce Premier Fund (Consultant, Service and A Class), Royce Small-Cap Total Return Fund (Service Class),

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Royce Small-Cap Opportunity Fund (Service and Consultant Class), Royce Small-Cap Special Equity Fund (Service, Consultant and A Class), Royce Small-Cap Value Fund (Investment and Service Class), Royce Smaller-Companies Growth Fund (Investment, Service Class and Institutional Class), Royce SMid-Cap Total Return Fund (Investment and Service Class), and Royce International Premier Fund (Investment, Service and Institutional Class), previously filed on April 29, 2024 with Post-Effective Amendment No. 150 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(31)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements, each dated April 29, 2025, for Royce Micro-Cap Fund (Service and Consultant Class), Royce Premier Fund (Service, Consultant, and A Class), Royce Small-Cap Total Return Fund (Service and Institutional Class), Royce Small-Cap Opportunity Fund (Service and Consultant Class), Royce Small-Cap Special Equity Fund (Service, Consultant, and A Class), Royce Small-Cap Value Fund (Investment, Service, and Institutional Class), Royce Smaller-Companies Growth Fund (Investment, Service, and Institutional Class), Royce SMid-Cap Total Return Fund (Investment and Service Class), and Royce International Premier Fund (Investment, Service, and Institutional Class), previously filed on April 29, 2025 with Post-Effective Amendment No. 151 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(d)(32)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements, each dated April 30, 2026, for Royce Micro-Cap Fund (Investment, Service and Consultant Class), Royce Premier Fund (Service, Consultant, and A Class), Royce Small-Cap Total Return Fund (Service, Institutional and Consultant Class), Royce Small-Cap Opportunity Fund (Service and Consultant Class), Royce Small-Cap Special Equity Fund (Investment, Service, Consultant, and A Class), Royce Small-Cap Value Fund (Investment and Service Class), Royce Smaller-Companies Growth Fund (Investment, Service, and Institutional Class), Royce SMid-Cap Total Return Fund (Investment and Service Class), and Royce International Premier Fund (Investment, Service, and Institutional Class), filed herewith.

(e)(1)	Distribution Fee Agreements between Royce Small-Cap Fund (A Class), Royce Premier Fund (A Class), and Royce Small-Cap Special Equity Fund (A Class) and Royce Fund Services, LLC, dated December 16, 2020, previously filed on January 26, 2021, with Post-Effective Amendment No. 144 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(e)(2)	Distribution Fee Agreement between Royce International Premier Fund (Service Class) and RFS, dated September 23, 2010, previously filed on October 5, 2010, with Post- Effective Amendment No. 101 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(e)(3)	Distribution Fee Agreements between Royce Small-Cap Total Return Fund (R Class) and Royce Small-Cap Opportunity Fund (R Class) and RFS dated October 27, 2006, previously filed on October 27, 2006, with Post-Effective Amendment No. 77 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(e)(4)	Distribution Fee Agreements between Royce Small-Cap Fund (Service Class), Royce Micro-Cap Fund (Service Class), Royce Small-Cap Opportunity Fund (Service Class), Royce Premier Fund (Service Class), Royce Small-Cap Total Return Fund (Service Class), Royce Small-Cap Special Equity Fund (Service Class), Royce Smaller-Companies Growth Fund (Service Class), Royce Small-Cap Value Fund (Service Class), and Royce SMid-Cap Total Return Fund (Service Class) and RFS dated May 1, 2006, previously filed on August 16, 2006 with Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(e)(5)	Distribution Fee Agreements between Royce Small-Cap Opportunity Fund (Consultant Class) and RFS dated March 24, 2006, previously filed on August 16, 2006, with Post-Effective Amendment No. 76 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(e)(6)	Distribution Fee Agreements between Royce Premier Fund (Consultant Class) and Royce Small-Cap Special Equity Fund (Consultant Class) and RFS dated April 10, 2003, previously filed on April 29, 2003, with Post-Effective Amendment No. 60 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(e)(7)	Distribution Agreement between The Royce Fund and RFS dated October 1, 2001, previously filed on October 15, 2001, with Post- Effective Amendment No. 55 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(e)(8)	Distribution Fee Agreements between Royce Small-Cap Fund (Consultant Class), Royce Micro-Cap Fund (Consultant Class) and Royce Small-Cap Total Return Fund (Consultant Class) and RFS dated October 15, 2001, previously filed on October 15, 2001, with Post-Effective Amendment No. 55 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(f)	Bonus and Profit Sharing Plans – N/A
(g)(1)	Special Custody and Pledge Agreement among The Royce Fund, Goldman Sachs and State Street Bank dated as of November 11, 2010, previously filed on April 28, 2011, with Post-Effective Amendment No. 105 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(g)(2)	Form of Custodian Contract with State Street Bank and Trust Company dated as of December 31, 1985, and amendments dated December 11, 1987, May 13, 1988, April 7, 1992, and November 13, 1997, September 14, 2000, April 22, 2003, and June 30, 2005, previously filed on October 27, 2006, with Post- Effective Amendment No. 77 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.

(h)(1)	Administration Agreement between The Royce Fund and Royce, dated January 1, 2008, previously filed on April 30, 2008, with Post-Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(h)(2)	Amended and Restated Administration Agreement between The Royce Fund and Royce, dated July 1, 2016, previously filed on February 28, 2017, with the Trust’s Form N-SAR and hereby incorporated by reference.
(h)(3)	Amended and Restated Administration Agreement between The Royce Fund and Royce, dated July 31, 2020, previously filed on January 26, 2021, with Post-Effective Amendment No. 144 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(h)(4)	Form of Transfer Agency and Services Agreement between The Royce Fund and Royce Capital Fund and Boston Financial Data Services, Inc. (now DST Asset Manager Solutions, Inc.), dated as of April 4, 2009, previously filed on April 30, 2009, with Post-Effective Amendment No. 91 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.

(i)	Legal Opinion, dated November 8, 2013, previously filed on November 8, 2013, with Post-Effective Amendment No. 117 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.

(j)	Consent of PricewaterhouseCoopers LLP, independent registered accounting firm. Filed herewith.

(k)	Omitted Financial Statements – N/A

(l)(1)	Letter Agreements relating to the initial purchases of shares of Royce International Premier Fund between The Royce Fund and: Charles M. Royce (Royce International Premier Fund); The Royce Fund and Royce Family Investments, LLC (Royce International Premier Fund); The Royce Fund and George U. Wyper (Royce International Premier Fund), each dated December 16, 2010, previously filed on December 30, 2010 with Post-Effective Amendment No. 103 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(l)(2)	Form of Letter Agreement between The Royce Fund and Charles M. Royce relating to the initial purchase of shares of Royce SMid-Cap Total Return Fund, previously filed on February 27, 2004, with Post-Effective Amendment No. 65 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.

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(l)(3)	Forms of Letter Agreements between The Royce Fund and Charles M. Royce relating to the initial purchase of shares of Royce Small-Cap Value Fund and Royce Smaller- Companies Growth Fund, previously filed on May 7, 2001, with Post-Effective Amendment No. 54 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(l)(4)	Form of Letter Agreement between The Royce Fund and Charles M. Royce relating to the initial purchase of shares of Royce Small-Cap Special Equity Fund, previously filed on March 2, 1998, with Post-Effective Amendment No. 45 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.

(m)(1)	Amended and Restated Distribution Plan of The Royce Fund, previously filed on January 26, 2021, with Post-Effective Amendment No. 144 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(m)(2)	Amended and Restated Distribution Plan of The Royce Fund, previously filed on February 29, 2012, with Post-Effective Amendment No. 108 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(n)(1)	Rule 18f-3 Plans for Royce SMid-Cap Total Return Fund, dated December 12, 2013, previously filed on January 14, 2014, with Post-Effective Amendment No. 119 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(n)(2)	Rule 18f-3 Plan for Royce SMid-Cap Total Return Fund, dated June 8, 2012, previously filed on June 8, 2012, with Post-Effective Amendment No. 112 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(n)(3)	Rule 18f-3 Plan for Royce Small-Cap Fund, previously filed on December 30, 2010, with Post-Effective Amendment No. 103 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(n)(4)	Rule 18f-3 Plans for Royce Premier Fund, Royce Small-Cap Total Return Fund, Royce Small-Cap Opportunity Fund, Royce Small-Cap Value Fund and Royce Smaller-Companies Growth Fund dated May 1, 2008, previously filed on April 30, 2008, with Post-Effective Amendment No. 85 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(n)(5)	Rule 18f-3 Plans for Royce Micro-Cap Fund and Royce Small-Cap Special Equity Fund dated May 1, 2007, previously filed on April 30, 2007, with Post-Effective Amendment No. 78 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(n)(6)	Rule 18f-3 Plan for Royce International Premier Fund dated October 17, 2013, previously filed on November 8, 2013, with Post-Effective Amendment No. 117 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(n)(7)	Rule 18f-3 Plan for Royce International Premier Fund dated October 8, 2015, previously filed on October 26, 2015, with Post-Effective Amendment No. 128 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(n)(8)	Rule 18f-3 Plans for Royce Small-Cap Fund, Royce Premier Fund, Royce Small-Cap Total Return Fund, Royce Small-Cap Opportunity Fund, Royce Small-Cap Special Equity Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, and Royce SMid-Cap Total Return Fund Fund, dated April 29, 2016, previously filed on April 29, 2016, with Post-Effective Amendment No. 131 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(n)(9)	Rule 18f-3 Plans for Royce Small-Cap Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Small-Cap Total Return Fund, Royce Small-Cap Opportunity Fund, Royce Small-Cap Special Equity Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce SMid-Cap Total Return Fund, and Royce International Premier Fund, dated December 13, 2016, previously filed on April 28, 2017 with Post-Effective Amendment No. 133 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(n)(10)	Rule 18f-3 Plan for Royce International Premier Fund dated December 13, 2017, previously filed on December 29, 2017, with Post-Effective Amendment No. 135 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(n)(11)	Rule 18f-3 Plans for Royce Small-Cap Fund, Royce Premier Fund, and Royce Small-Cap Special Equity Fund, dated December 16, 2020, previously filed on January 26, 2021, with Post-Effective Amendment No. 144 to the Trust’s Registration Statement on Form N-1A and hereby incorporated by reference.
(o)	Reserved.
(p)(1)	Code of Ethics for The Royce Funds and The Royce Companies, as amended through December 16, 2019, previously filed on April 29, 2020, with Post- Effective Amendment No. 40 to the Registration Statement on Form N-1A of Royce Capital Fund and hereby incorporated by reference.
(p)(2)	Code of Ethics for The Royce Funds and The Royce Companies, as amended through August 3, 2020, previously filed on April 29, 2022, with Post- Effective Amendment No. 43 to the Registration Statement on Form N-1A of Royce Capital Fund and hereby incorporated by reference.
(p)(2)	Code of Ethics for The Royce Funds and The Royce Companies, as amended through February 26, 2026. Filed herewith.

Item 29. Persons Controlled by or Under Common Control with Registrant

There are no persons directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

(a)	Article IX of the Trust Instrument of the Registrant provides as follows:

ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any other Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officers of the trust liable thereunder. None of the Trustees or officers of the Trust shall be responsible or liable for any act or omission or for neglect or wrongdoing by him or any agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 2. Indemnification.

(a)          Subject to the exceptions and limitations contained in Section 2(b) below:

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(i)          Every person who is, or has been, a Trustee or officer of the Trust (including persons who serve at the Trust’s request as directors, officers or trustees of another entity in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) shall be indemnified by the appropriate Fund to the fullest extent not prohibited by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

(ii)         The words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, investigatory or other, including appeals), actual or threatened, while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)          Who shall, in respect of the matter or matters involved, adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence in the performance of his duties or reckless disregard of the obligations and duties involved in the conduct of his office or (B) not to have acted in the belief that his action was in the best interest of the Trust; or

(ii)         In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

(A)     By the court or other body approving the settlement;

(B)     By a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter, based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C)     By written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)         The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)         Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the type described in subsection (a) of this Section 2 may be paid by the applicable Fund from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Fund if and when it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.”

(b)         Paragraph 8 of the Investment Advisory Agreements by and between the Registrant and Royce & Associates provides as follows:

“8. Protection of the Adviser. The Adviser (or any sub-investment adviser as may be applicable) shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding or (ii) an independent legal counsel in a written opinion.”

(c)	Paragraph 9 of the Distribution Agreement made October 1, 2001 by and between the Registrant and RFS provides as follows:

“9. Protection of the Distributor. The Distributor shall not be liable to the Fund or to any series thereof for any action taken or omitted to be taken by the Distributor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an underwriter of the Shares, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Distributor and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Distributor in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Distributor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an underwriter of the Shares. Notwithstanding the preceding sentences of this Paragraph 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Distributor against, or entitle or be deemed to entitle the Distributor to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

5

Determinations of whether and to the extent to which the Distributor is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Distributor was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Distributor was not liable by reason of such misconduct by (a) the vote of a majority of a quorum of the Trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the action, suit or other proceeding or (b) an independent legal counsel in a written opinion.”

(d)         The Fund, its officers and directors, R&A, the Distributor and certain others are presently insured under a Directors and Officers/Errors and Omissions Liability Insurance Policy issued by ICI Mutual Insurance Company, which generally covers claims by the Fund’s stockholders, and third persons based on or alleging negligent acts, misstatements or omissions by the insureds and the costs and expenses of defending those claims, up to a limit of $15,000,000, with a deductible amount of $250,000.

Item 31. Business and Other Connections of Investment Advisers

Reference is made to the filings on Schedule D to the Form ADV, as amended, of Royce & Associates, LP for Registration as Investment Adviser under the Investment Advisers Act of 1940.

Item 32. Principal Underwriters

Royce Fund Services, LLC is the Registrant’s principal underwriter in connection with the sale of shares of the Registrant. Royce Fund Services, LLC is also the principal underwriter in connection with the sale of shares of Royce Capital Fund. The following are the directors and officers of Royce Fund Services, LLC, the principal place of business of which is One Madison Avenue, New York, NY 10010.

Name	Positions and Offices with Underwriter	Positions and Offices with Fund
Christopher D. Clark	President	President
Francis D. Gannon	Vice President	Vice President

Item 33.	Location of Accounts and Records

The accounts, books and other documents required to be maintained by the Registrant pursuant to the Investment Company Act of 1940, are maintained at the following locations:

The Royce Fund
One Madison Avenue
New York, NY 10010

State Street Bank and Trust Company
1776 Heritage Drive
John Adams Bldg., 2 North
North Quincy, MA 02171

Item 34. Management Services

State Street Bank and Trust Company, Massachusetts trust company (“State Street”), provides certain management-related services to the Registrant pursuant to a Custodian Contract made as of December 31, 1985, between the Registrant and State Street. Under such Custodian Contract, State Street, among other things, has contracted with the Registrant to keep books of accounts and render such statements as agreed to in the then current mutually-executed Fee Schedule or copies thereof from time to time as requested by the Registrant, and to assist generally in the preparation of reports to holders of shares of the Registrant, to the Securities and Exchange Commission and to others, in the auditing accounts and in other ministerial matters of like nature as agreed to between the Registrant and State Street. All of these services are rendered pursuant to instructions received by State Street from the Registrant in the ordinary course of business.

Registrant paid the following fees to State Street for services rendered pursuant to the Custodian Contract, as amended, for each of the most recent three (3) fiscal years ended December 31:

2025	$831,564
2024	$988,925
2023	$2,325,534*
* As a result of billing issues, fees from both 2022 and 2023 were paid this period.

Item 35. Undertakings

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of April, 2026.

The Registrant represents that this Post-Effective Amendment is filed solely for one or more of the purposes set forth in paragraph (b)(1) of Rule 485 under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than as listed in paragraph (b)(1) of such Rule or one for which the commission approved a filing under paragraph (b)(1)(vii) of the Rule, has occurred since the latest of the following three dates: (i) the effective date of the Registrant’s Registration Statement; (ii) the effective date of the Registrant’s most recent Post-Effective Amendment to its Registration Statement which included a prospectus; or (iii) the filing date of a post-effective amendment filed under paragraph (a) of Rule 485 which has not become effective.

THE ROYCE FUND

By:	/s/ Christopher D. Clark
Christopher D. Clark, President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Christopher D. Clark	President and Trustee	April 30, 2026
Christopher D. Clark	(Principal Executive Officer)

/s/ Peter K. Hoglund	Treasurer	April 30, 2026
Peter K. Hoglund	(Principal Financial and Accounting Officer)

/s/ Patricia W. Chadwick	Trustee	April 30, 2026
Patricia W. Chadwick

/s/ Christopher C. Grisanti	Trustee	April 30, 2026
Christopher C. Grisanti

/s/ Cecile B. Harper	Trustee	April 30, 2026
Cecile B. Harper

/s/ Julia W. Poston	Trustee	April 30, 2026
Julia W. Poston

/s/ Michael K. Shields	Trustee	April 30, 2026
Michael K. Shields

NOTICE

A copy of the Trust Instrument of The Royce Fund is on file with the Secretary of State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Registrant.

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EXHIBIT INDEX
Exhibit Number	Description
(d)(32)	Investment Advisory Fee Waiver and Expense Reimbursement Agreements, each dated April 30, 2026, for Royce Micro-Cap Fund (Investment, Service and Consultant Class), Royce Premier Fund (Service, Consultant, and A Class), Royce Small-Cap Total Return Fund (Service, Institutional and Consultant Class), Royce Small-Cap Opportunity Fund (Service and Consultant Class), Royce Small-Cap Special Equity Fund (Investment, Service, Consultant, and A Class), Royce Small-Cap Value Fund (Investment and Service Class), Royce Smaller-Companies Growth Fund (Investment, Service, and Institutional Class), Royce SMid-Cap Total Return Fund (Investment and Service Class), and Royce International Premier Fund (Investment, Service, and Institutional Class).
(j)	Consent of PricewaterhouseCoopers LLP, independent registered accounting firm, dated April 29, 2026.
(p)	Code of Ethics for The Royce Funds and The Royce Companies, as amended through February 26, 2026.

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